UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2019

DATE OF REPORTING PERIOD:                 November 1, 2018 through October 31, 2019

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS

Family of Funds

ANNUAL REPORT OCTOBER 31, 2019

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

U.S. Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Opportunistic Value Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Growth and Income Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/FundInvestor/GoPaperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 18 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

Global stock, convertible security and fixed income markets posted solid gains during the annual reporting period.1 These advances were earned against a backdrop of volatility, sharp selloffs, and shifts in market leadership. Throughout the period, market sentiment fluctuated due to political uncertainties, concerns about the global economy and trade, and fears about the direction of monetary policy.

Market conditions were particularly inhospitable during the final months of 2018, as investors grew increasingly anxious that the Federal Reserve would raise short-term rates too quickly, potentially upending the U.S. economic expansion and slowing global growth. However, these concerns gave way to better sentiment as Federal Reserve comments soothed worries about additional short-term rate increases. As 2019 began, investors were in an upbeat frame of mind, encouraged not only by a dovish Fed, but also by earnings announcements, economic stimulus in China, a contained U.S. dollar, and hopes for a resolution to the U.S.-China trade dispute. Markets came under increased pressure again in May, but recovered in June as the Federal Reserve validated market expectations of renewed monetary accommodation.

During the third quarter of 2019, investor confidence faltered once again. Stocks struggled and bond yields fell as the Fed cut rates and market participants focused on political uncertainty, sluggish global economic data, and trade policy tensions. Against this backdrop, the market rotated away from higher growth stocks into cheaper stocks and yield oriented names. Volatility continued as the reporting period came to a close, as investors grappled with weaker-than-expected U.S. manufacturing data, softer U.S. retail sales and geopolitical challenges.

Outlook

We believe the global economy can expand further, although the pace is likely to be subdued. Political uncertainties, the trade dispute, and recessionary conditions in industrial

www.calamos.com	1

Letter to Shareholders

sectors create headwinds, but there are also tailwinds, such as accommodative monetary policy, low inflation, resilient U.S. consumption, and economic stimulus in China. We believe the probability of a near-term U.S. recession is low. While we are attentive to weakness in the U.S. manufacturing sector and the yield curve, the positives are more compelling: Unemployment is low, consumer balance sheets are healthy, and business-friendly fiscal policies such as deregulation continue to contribute to healthy earnings.

These conditions can set the stage for continued upside in the markets. Additionally, valuations for many securities remain attractive, in our view. Nevertheless, volatility will remain elevated through this phase of the cycle. Markets are likely to experience additional selloffs due to any number of headlines relating to a slowing global growth outlook, evolving central bank policies and an increasingly contentious political climate in the U.S.

In this environment, our teams are taking a highly selective, risk-managed approach, paying close attention to company fundamentals and valuations, as well as macroeconomic conditions and secular themes. As we have throughout the decades, we look through short-term market noise as we seek to capitalize on long-term opportunities in the markets.

Thoughts on Asset Allocation

Short-term volatility and uncertainty can be challenging, but it’s important to stay focused on your long-term goals. Investors who have a short-term mindset and shift their asset allocations in response to daily headlines may end up capturing the downside in the markets and missing the upside. The dangers of “timing” strategies may be especially pronounced in the sideways markets that we expect.

A far better approach is to work with your financial advisor to establish—and maintain—an asset allocation that is appropriately diversified to reflect your long-term goals and risk tolerance. If you are concerned about the potential impact of stock market volatility on your portfolio, your advisor may recommend funds that seek lower volatility participation in the stock market (like Calamos Convertible Fund or Calamos Growth and Income Fund) or short-duration bond strategies (such as Calamos Short-Term Bond Fund).

Your financial advisor may also propose using liquid alternative funds to enhance the risk/reward characteristics of your portfolio. Equity alternatives, such as Calamos Hedged Equity Fund and Calamos Phineus Long/Short Fund, employ a number of strategies to manage stock market risk. Fixed income alternatives, such as Calamos Market Neutral Income Fund, can offer potential benefits that traditional bond strategies cannot.

New Investment Choices to Enhance Diversification

A well-diversified portfolio also includes investments in companies from different countries, sectors and sizes. To help investors achieve diversification across the market capitalization spectrum, we acquired Timpani Capital

2	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Management, a boutique small-and small/mid-cap (“smid”) manager with a time-tested process for sourcing compelling growth opportunities. We are excited to have grown the ranks of our investment organization with the seasoned Timpani team and believe their active, risk-conscious approach is an excellent fit for our investment culture. I invite you to learn more about our newest offerings by reading the commentaries for Calamos Timpani Small Cap Growth Fund and Calamos Timpani SMID Growth Fund.

Conclusion

As always, thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you pursue your financial objectives and we look forward to serving you in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus and summary prospectus containing this and other information which can be obtained by calling 1-800-582-6959. Read it carefully before investing. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

[1]

The MSCI All Country World Index is a measure of global stock market performance, which returned 13.22% for the 12-month period ending October 31, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the 12-month period, the index returned 14.33%.

The ICE BofAML All U.S. Convertibles ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 12.39% for the 12-month period. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 9.44% for the 12-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the 12-month period ending October 31, 2019, the index returned 11.51%. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 8.38% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 4.89% for the 12-month period.

Duration is a measure of interest rate sensitivity.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

www.calamos.com	3

Calamos Market Neutral Income Fund

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: convertible arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◾	Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◾	Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

◾	As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX

I Shares	CMNIX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849

I Shares	128119880

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and hedged equity—with the aim of monetizing volatility. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially in relation to fixed income securities.

Recently, bouts of elevated equity volatility underscore the value of diversification. Calamos Market Neutral Income Fund seeks to:

•	Potentially enhance an investor’s fixed income allocation.

•	Actively pursue equity market upside while hedging downside risk.

The end goal is consistent absolute total return over varying market cycles.

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Market Neutral Income Fund returned 4.62% (Class I Shares at net asset value) versus a 12.61% return for the Bloomberg Barclays U.S. Government/Credit Bond Index and the 2.31% increase for the FTSE 30-Day U.S. Treasury Bill Index.

For the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2019, the Fund’s I Shares return ranked in the 33rd, 19th, 6th and 1st percentile, respectively, in the Morningstar Market Neutral category peer group.*

Both strategies utilized in the Fund, convertible arbitrage and hedged equity, contributed positively to performance during a period. Since the inception of Class I shares on May 10, 2000, the Fund gained 4.54% on an annualized basis. For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 5.25%, while the FTSE 30-Day U.S. Treasury Bill Index returned 1.55%.

What factors influenced performance?

The reporting period began with increased volatility, as investors grappled with Federal Reserve policy changes, global growth deceleration and heightened geopolitical risks. However, sentiment improved as the Federal Reserve became increasingly dovish, intermittent progress was reported on the U.S.-China trade imbroglio, and improved economic data provided encouragement. The Fund seeks to provide bond-like returns and bond-like volatility without bond-like risk exposures. The Fund seeks to “monetize volatility” though a combination of convertible arbitrage and hedged equity strategies.

The Cboe Volatility Index (VIX) declined from 22.23 at the beginning of the reporting period to 13.11 by the end, hitting a high of 36.07 on December 24, 2018. The increase in volatility was beneficial to the Fund because it afforded increased opportunities for

*

Data is as of 10/31/19. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Market Neutral Income Fund Class I Shares were in the 33rd, 19th, 6th, and 1st percentiles of 131, 110, 89 and 26 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

4	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

rebalancing both the convertible arbitrage and hedged equity strategies. The convertible arbitrage portion of the Fund contributed positive monthly results, even when the market dropped dramatically in December 2018.

Elevated option skew1 was present during the majority of the reporting period, though it declined as volatility spiked in December. The elevated option skew provided an affordable opportunity to use call and put spreads to create a favorable upside/downside risk/reward profile.

After hiking interest rates four times during the previous fiscal year, the Federal Reserve hiked interest rates once in December before pausing. As investors grew wary of a Fed that might overtighten, the Fed announced that it had changed its expectation for zero additional 2019 rate increases and that it would reduce the amount of balance sheet normalization. In this environment, the 3-year Treasury yield declined from 2.93% to 2.24%, while the 5-year Treasury yield moved from 2.98% to 2.28%. The 10-year U.S. Treasury yield decreased from 3.15% to 2.51%. While the Fund doesn’t have significant interest rate exposure, this may also mean that we do not have interest rate opportunity either. Declining interest rates over the reporting period supported the Bloomberg Barclay’s U.S. Government/Credit Index outperformance relative to the Fund. However, the Fund has outperformed the index over the past five years with a lower standard deviation2 and a negative correlation to bonds.

How is the Fund positioned?

At the end of the reporting period, the Fund had a roughly equal allocation between the convertible arbitrage (52.6%) and hedged equity (47.4%) strategies. Our outlook projects similar though complementary risk-adjusted returns for both strategies going forward. Within convertible arbitrage, robust new convertible issuance has provided opportunities to invest in many new convertibles with favorable terms and valuations.

In regards to our call positioning, skew in the options market presented an attractive opportunity to utilize call and put spreads, which provided a positive impact on the portfolio’s risk/reward. By using slightly closer-to-the-money calls, buying out-of-the-money calls, and adding near-the-money put spreads we are able to construct a more effective hedge that still has a delta3 and profile similar to our historical baseline positioning. When volatility and flatter option skew becomes more prevalent in the market, our typical baseline positioning looks more appealing. We continue to monitor the options market for the best opportunities available and will actively adjust our positioning as conditions warrant.

What are your closing thoughts for Fund shareholders?

The latter stages of the economic cycle are generally accompanied by increased bouts of volatility and this certainly appears to be the case at this point highlighted by the 13.5% fourth quarter 2018 decline for the S&P 500 Index followed by the 13.7% rebound in the first quarter of 2019. The Fund derives benefits from “volatility in volatility,” and heightened periods of volatility are expected from a variety of potential sources. Trade disputes, global growth concerns, geopolitical tensions, and speculation surrounding an inverted yield curve are just a few of the factors that may stoke

[1]

Volatility Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, helps fund managers determine whether to write calls or puts.

[2]	Standard Deviation is a measure of volatility.

[3]	Delta is the ratio of the change in price of an option to the change in price of the underlying asset.

SECTOR WEIGHTINGS

Information Technology	33.1%
Health Care	12.9

Consumer Discretionary	12.2
Financials	9.8

Communication Services	9.6
Industrials	6.1

Consumer Staples	4.5
Utilities	3.5

Real Estate	3.3
Energy	2.6

Other	2.2
Materials	2.0

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Market Neutral Income Fund

volatility. A backdrop of rising interest rates has diminished given the Federal Reserve’s recent dovish policy pivot but we continue to see diversification benefits of including the Fund within a fixed income allocation. Investors likely are not owning bonds based on the amount of yield provided. Rather, investors look to the stability of bonds during increased market volatility. Given the uncertainty over global central bank interest rate policies, including the Fund in an investment portfolio should provide a means of reducing equity sensitivity. An allocation to the Fund can also provide stability in a market environment that turns increasingly volatile for both stocks and bonds. Investors are facing a dilemma in terms of how to reduce equity sensitivity without embracing the interest rate sensitivity of the bond market. Calamos Market Neutral Income Fund has historically provided bond-like returns and bond-like risk without having bond-like interest rate sensitivity. The Fund also has demonstrated lower correlations to other asset classes.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

6	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	4.32%	3.52%	4.10%
With Sales Charge	1.98	2.52	3.59
Class C Shares – Inception 2/16/00
Without Sales Charge	3.56	2.76	3.33
With Sales Charge	2.56	2.76	3.33
Class I Shares – Inception 5/10/00	4.62	3.79	4.36

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.26%; C shares is 2.01% and Class I shares is 1.00%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.

The FTSE 30 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	7

Calamos Hedged Equity Fund

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◾	Our investment approach is highly responsive to dynamic market conditions, unlike many less active option-based strategies.

◾	The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund’s options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX

I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680

I Shares	128120672

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Hedged Equity Fund is designed to dampen volatility within an equity allocation.

•	The Fund’s investment approach is highly responsive to dynamic market conditions, a key differentiator versus many less-active option-based strategies.

•	The Fund’s strategy blends a core long equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

•	As an equity substitute, the strategy seeks to provide better upside/downside asymmetry than long-only equities.

•	The Fund seeks to take advantage of market opportunities by being favorably positioned for as many outcomes as possible.

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Hedged Equity Fund gained 7.01% (Class I shares at net asset value) versus the S&P 500 Index gain of 14.33% and the Bloomberg Barclays U.S. Aggregate Bond Index 11.51% increase. Since its inception on December 31, 2014, the Fund gained 5.43% on an annualized basis (Class I shares at net asset value) versus 10.62% for the S&P 500 Index and 3.18% for the Bloomberg Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing, protective puts, as well as put and call spreads for income and protection on our proprietary basket of equities that represents the broad stock market. Through active management, we are attempting to derive better risk-adjusted returns versus holding the index passively.

What factors influenced performance during the reporting period?

The Fund’s fiscal year was characterized by several bouts of volatility in January, May, August and October. This was conducive to the Fund’s actively managed approach, whereby we had the ability to “monetize volatility” through frequent rebalancing of our option hedges. The equity market began 2019 in negative territory, as investors had growing concerns regarding lower corporate earnings revisions, growing trade tensions with global trading partners, specifically China and the EU, as well as a pivoting Fed looking to now claw back the rate hike of late 2018. What also challenged the markets throughout 2019 were worries surrounding negative global interest rates and uncertainty regarding the midterm elections. The S&P 500 Index shook this off and bounced off its low of January 3 at 2447.89 to the new high of 3037.56 on October 31. This environment provided favorable opportunities to monetize volatility, as we rebalanced our option hedges, improved risk/reward positioning, and locked in profits.

The Cboe Volatility Index (VIX) decreased from its January 2 high of 28.53 to a low of 13.22 on October 31. Elevated option skew1 was present through the first, second and fourth quarters, where we had the Cboe SKEW Index above 125, which indicated that the market was pricing in a higher probability of outlier returns to the downside as more significant during those periods. Skew describes asymmetry from the normal distribution in a set of statistical data.

[1]

Volatility Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts.

8	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund

The Fund benefited by using call and put spreads while the option markets had steep skew, which provided an affordable opportunity to create a favorable upside/downside risk/reward profile.

The Fund’s use of derivative instruments, including select equity options, index options, and foreign currency forward hedges, had minimal impact on the performance figures for the 12-month period

How is the Fund positioned?

Option Positioning. Skew in the options market presented an attractive opportunity to utilize call and put spreads, which benefited the portfolio’s risk/reward. By using slightly closer-to-the-money calls, buying out-of-the-money calls, and adding near the money put spreads, we constructed a more effective hedge with equity sensitivity similar to our historical baseline positioning. Moreover, we frequently adjusted the call and put quantities to maintain a balanced risk/reward. This positioning provided additional protection over and above our typical 40% to 50% put notional minimum while adding upside participation potential. The trade-off has been a reduction in the income we received. However, given the low volatility and high skew in the options market, we felt this arrangement was warranted and opportunistic for the Fund.

More recently, however, lower volatility and heightened option skew has made our baseline positioning look more challenging. We continue to monitor the options market for the best opportunities available and will actively adjust our positioning as conditions warrant.

At the end of October, our call spread positioning included calls written of 78% (10% in the money) and long calls of 48% (0.17% out of the money “OTM”). The Fund’s net put protection consisted of 70% long puts (10% OTM) and 6% puts sold short (7% OTM).

Sector Positioning. At the end of the reporting period and relative to the S&P 500 Index, the equity basket was slightly overweight to information technology, consumer discretionary and communication services. The portfolio had slight underweight positions to utilities, real estate and materials.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger-capitalization (>$20 billion) holdings and a lighter weight to small and mid-capitalization ($5 billion to $20 billion) names.

What closing thoughts do you have for Fund shareholders?

We expect heightened volatility from a variety of sources going forward. President Trump’s recent focus on balancing trade through tariffs may continue to fuel volatility as investors attempt to determine the magnitude, duration and retaliatory pain of impending tariffs. In addition, investor speculation on when and to what degree global central banks and U.S. Federal Reserve stall quantitative easing could stoke volatility. As we continue to expect volatility in the equity markets, we remain enthusiastic about this environment being favorable to our current positioning in the Calamos Hedged Equity Fund. Should the equity markets continue to advance, we think the Fund is poised to participate in this upside while providing income to purchase downside protection. Conversely, should markets retreat, we believe the put protection will serve to provide a measure of downside protection and resilience.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

SECTOR WEIGHTINGS

Information Technology	22.8%
Health Care	14.2

Financials	13.5
Communication Services	10.7

Consumer Discretionary	10.5
Industrials	9.2

Consumer Staples	7.4
Other	5.2

Energy	4.4
Utilities	3.4

Real Estate	3.2
Materials	2.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	9

Calamos Hedged Equity Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	6.65%	5.12%
With Sales Charge	1.59	4.07
Class C Shares – Inception 12/31/2014
Without Sales Charge	5.88	4.36
With Sales Charge	4.88	4.36
Class I Shares – Inception 12/31/2014	7.01	5.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.48%; Class C is 2.31% and Class I is 1.27%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.25%, 2.00%, 1.00% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

10	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Phineus Long/Short Fund returned -0.16% (Class I shares at net asset value). The MSCI World Index rose 13.35% and the S&P 500 Index gained 14.33% over the same period.

Our approach in 2019 has been consistent with our view that equities face an environment of intensifying fundamental vulnerabilities. This view is based on a U.S. economy that was about to encounter the effects of tight monetary policy, slowing or contracting leading economic indicators, an uncertain trade environment, unwinding global supply chains, and tough year-over-year comparisons versus a 2018 buoyed by tax reform. The Fund’s long and short exposures have been roughly balanced for the majority of the year, which helped our relative performance into calendar year-end 2018, but detracted from performance in 2019 through period end, as the market has shrugged off deteriorating economic data in favor of a dovish Fed and a short-term trade truce.

Since its inception on May 1, 2002, the Fund has returned 10.23% on an annualized basis (Class I shares at net asset value), markedly outperforming both the MSCI World and S&P 500 Indexes, which returned 7.51% and 8.23%, respectively, over the same period.

What factors influenced performance during the reporting period?

The Fund’s largest contributors were long investments in the information technology and financials sectors, while long exposure in energy and a short position hedge on the SPDR S&P 500 ETF TRUST hindered performance. Notable contributors during the period included long positions in First Solar, Inc. (Information Technology), Facebook (Communication Services), and Air Products & Chemicals (Materials). Detractors included short positions in an S&P 500 ETF (Market Hedge) and Flour Corp. (Industrials) as well as a short call position on the SPY US 02/15/19 C265.

FUND OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations.

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◾	Comprehensive approach assesses stock, industry, style, country and market factors.

◾	Includes knowledge-based sectors such as technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX

I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649

I Shares	128120631

www.calamos.com	11

Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS

Financials	26.9%
Health Care	16.3

Industrials	13.9
Communication Services	12.0

Consumer Discretionary	6.5
Information Technology	5.7

Other	4.8
Materials	3.3

Consumer Staples	2.7
Energy	2.2

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned in the context of the global economic cycle?

Our largest sector exposure remains in financials, a sector with many high-quality attractively valued names that are rapidly returning cash to shareholders. After a period of underperformance relative to the broader market due to the extraordinary decline in longer-dated rates, we believe that bond prices have climaxed and financials will be a primary beneficiary going forward. The group’s beta is relatively high because of exposure to cyclical factors such as loan growth and credit quality, but this has been an area of strength for the U.S. economy—particularly as it relates to the U.S. consumer.

Regarding industrials, we have been selective and have favored companies within the aerospace and defense industry, which benefited from increased defense spending by the government and the “defensive” nature of their businesses. We continue to emphasize businesses less exposed outside the U.S. due to the recessionary conditions that have reared up in recent months.

We have maintained a presence in health care, though are conscious of the rising political and litigation concerns that will be an overhang in 2020. We have been tactical and selective in our exposure, preferring those companies less exposed to drug pricing pressures—a risk that we do not see abating in the foreseeable future. This has led us to favor diversified and health services companies. We have also tactically added to managed care stocks that have suffered from overly bearish sentiment related to unlikely tail risks such as a single payer “Medicare for All” system completely supplanting the current system.

We are incrementally negative on the consumer staples sector, where valuations have become too high relative to underlying earnings prospects. They should perform well as long as investors remain obsessed with recession risk. However, it is too late to favor defensives, and we look to reduce them in coming months. We continue to be focused on more discretionary names that are in early-to-middle innings of turnarounds.

Europe has been a zone of instability for investors for quite some time, but political tensions are reaching the end game and we expect a positive resolution: a workable (not “hard”) exit for the UK. We have bought call options on a UK equity index on the view that the removal of the “no deal” threat effectively eliminates the chances of a consumer recession in Europe and should broadly favor sterling and UK equities. With respect to emerging markets, outperformance is reliant on a weaker USD—which is unlikely unless we see further easing from the Federal Reserve. We maintain no direct exposure in the area.

What are your closing thoughts for the coming year?

Through 2019, investor sentiment has been dour with the end-cycle themes of global industrial recession and weakened corporate profitability in addition to the U.S.-China trade confrontation. Remarkably, U.S. equities have again approached their former highs at the top of our 2400 to 3000 trading range within the S&P 500 Index. Amid broadening signs of economic vulnerability, the obvious explanation for this resilience relates to the belief that neither the Federal Reserve nor Trump will accept any deflation in financial asset prices.

We should consider how the fundamental landscape might unfold positively in 2020 and thus, justify this resilience of U.S. equities. Investors are hoping for some reflation led by an improved global output cycle, which could imply an imminent trough in the earnings cycle. This expectation seems premature as there are no signs of actual reflation, just “expectations of reflation.” The latest improvement in investor sentiment has been partial and fragile; the best-performing sectors since the prior peak in July have been defensive rather than risk on.

12	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

For now, the slowdown in world growth and the downward revisions in profits remain very apparent. The “China problem” appears intractable and has broad implications for the global economy including the corporate sector. Without a tangible improvement in the U.S.-China relationship, it is hard to imagine a genuine recovery of global growth in 2020. Active investors are defensively positioned, yet are inclined to look to the new year with the hope that the worst is past.

The important message for clients is one of discontinuity, creating an unattractive asymmetry of risk across the Developed equity markets. Central banks have again proven supportive of financial assets, yet economic vulnerabilities will stay high in coming quarters. We believe equities will be vulnerable in early 2020 to the realization that the structural themes of this end-cycle will prevent a global cyclical recovery of any significance in 2020. We think this will be the key debate in coming months.

Reflecting these crosscurrents, our strategy has not changed and we believe low net equity exposures are warranted for now. The S&P 500 Index remains near the top of our 2400 to 3000 trading range. This remains a zone of major resistance for further gains and we see little evidence that the earning cycle can trough before Q1 2020.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	13

Calamos Phineus Long/Short Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEAR	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-0.45%	3.74%	5.12%
With Sales Charge	-5.21	2.73	4.61
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-1.15	2.98	4.35
With Sales Charge	-2.10	2.98	4.35
Class I Shares (With Predecessor) – Inception 5/1/2002	-0.16	4.02	5.40

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 2.32%; Class C shares is 3.07% and Class I shares is 2.04%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Convertible Fund had a positive return of 10.31% (Class I shares at net asset value) versus the ICE BofAML All U.S. Convertibles Index, the Fund’s benchmark, increase of 12.45%. Given our focus on convertibles displaying balanced risk/reward attributes, the Fund was significantly underweight to convertibles displaying the most equity sensitivity, which outperformed during the period. For the same period, the S&P 500 Index gained 14.33%.

Since Class I shares inception on June 25, 1997, the Fund returned 7.59% on an annualized basis compared with an annualized gain of 7.59% for the ICE BofAML All U.S. Convertibles Index and a 7.66% annualized return for the S&P 500 Index.

What factors influenced performance during the reporting period?

Convertibles and equities rose through a market environment characterized by periods of volatility spurred by investor concerns regarding Federal Reserve policy changes, heightened geopolitical risk, the U.S.-China trade dispute, and global growth deceleration. Nevertheless, the markets seemed to shake off such concerns as the Federal Reserve became increasingly dovish and cut interest rates three times during the last four months of the reporting period. As interest rates declined, investors favored equities from defensive sectors over growth sectors, especially defensive areas offering relatively high dividend yields. This was prevalent over the last two months of the reporting period and challenged the convertible market relative to the broader equity market because of the low percentage of convertible assets in these defensive areas.

While the Fund captured 70% of the S&P 500 Index’s 14.33% one-year return, the Fund also demonstrated attractive risk/reward attributes during significant drawdowns. Two market declines exceeded 5% during the reporting period. When the market, as measured by the S&P 500 Index, dropped 14.72% from December 3 to December 24, the Fund’s I shares held up well and declined 7.03% (48% downside participation). When the market declined 5.32% from July 15 to August 24, the Fund I shares declined just 2.18% (representing 41% downside participation).

The Fund did lag the ICE BofAML All U.S. Convertibles Index during the period driven largely by trailing security selection and the cash allocation that we maintain for investing in new opportunities and providing daily liquidity.

Our preference for balanced convertibles led us to be relatively underweight to the most equity sensitive convertibles in the market. Equity-sensitive convertibles as measured by the ICE BofAML Equity Alternative U.S. Convertible Index (VEQU) returned 17.4% and strongly outperformed convertibles with more balanced risk/reward attributes (+14.6%), as measured by the ICE BofAML Total Return U.S. Convertibles Index, and those with the most credit sensitivity (+8.5%), the ICE BofAML Yield Alternative U.S. Convertibles Index.

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sectors and credit quality.

KEY FEATURES

◾	Leverages more than four decades of research and experience in convertible security investing.

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company’s cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX

I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823

I Shares	128119864

www.calamos.com	15

Calamos Convertible Fund

SECTOR WEIGHTINGS

Information Technology	37.6%
Health Care	17.4

Communication Services	11.0
Consumer Discretionary	10.1

Financials	8.4
Utilities	5.0

Industrials	3.1
Real Estate	2.6

Energy	0.4

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Economic Sector Contributors

Energy. Security selection in the energy sector provided support to performance. Energy was the worst-performing sector in the convertible market during the period and our selection within the oil & gas exploration and oil & gas equipment & services industries held up much better than names in the benchmark index.

Consumer Staples. A lack of participation in the consumer staples sector also lifted portfolio results. The sector is relatively small within the U.S. convertible market (just 1.2% of the index on average during the reporting period) and securities in the sector lagged.

Economic Sector Detractors

Information Technology. Security selection within the information technology sector held back return, as portfolio holdings within the semiconductors, semiconductor equipment, and systems software industries lagged.

Consumer Discretionary. Security selection in consumer discretionary also detracted from Fund return. Portfolio holdings in automobile manufacturers notably underperformed.

How is the fund positioned?

From a sector standpoint, the fund’s largest absolute weights are within information technology and health care where we believe thematic tailwinds coupled with solid demand promote outperformance. The smallest weights are in energy, materials and consumer staples. We have been selective to cyclical areas given deteriorating economic data and their policy dependent outcome. We maintain relative overweight positions in the application software and health care equipment industries. Relative to the convertible index, the fund holds underweight allocations to financials and real estate, with mortgage REITs (financials) and specialized REITs (real estate) among the underweight industries. We continue to actively manage the portfolio and remain selective within the most equity-sensitive portion of the market, while allocating the majority of capital to the balanced portion where we see the optimal risk/reward tradeoff. Balanced convertible structures also help protect against shorter-term uncertainty.

What are your closing thoughts for Fund shareholders?

Volatility in the financial markets is likely to continue driven by geopolitical headlines, the outlook for global growth, central bank policies and the upcoming U.S. election. We continue to view convertibles as an attractive way to manage through the risk with lower volatility and shallower drawdowns. The resurgence of new convertible issuance has demonstrated that the convertible market continues to be a preferred source for accessing capital for growth companies. While we are monitoring the recent market rotations between growth and value, the accompanying volatility can provide compelling bottom-up opportunities in select companies, which can outperform regardless of the economic cycle.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

16	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	17

Calamos Convertible Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	10.02%	5.44%	6.77%
With Sales Charge	7.52	4.41	6.25
Class C Shares – Inception 7/5/96
Without Sales Charge	9.21	4.66	5.97
With Sales Charge	8.25	4.66	5.97
Class I Shares – Inception 6/25/97	10.31	5.71	7.04

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.17%; Class C is 1.92% and Class I is 0.92%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The ICE BofAML Total Return U.S. Convertibles Index is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofAML Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofAML Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Global Convertible Fund returned 8.09% (Class I shares at net asset value) versus the Thomson Reuters Global Convertible Bond Index return of 9.44%. We believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside protection. This approach led us to underweight the most equity-sensitive and credit-sensitive convertibles in favor of those with balanced risk/reward attributes. Although this tack held back relative return during the period, we believe the Fund’s longer-term performance affirms this strategy. Since its inception on December 31, 2014, the Fund increased 5.06% (Class I shares at net asset value) annualized versus a 4.38% gain for the Thomson Reuters Global Convertible Bond Index.

What factors influenced performance during the reporting period?

Convertibles and equities rose through a market environment characterized by periods of volatility spurred by investor concerns regarding Federal Reserve policy changes, heightened geopolitical risk, the U.S.-China trade dispute, and global growth deceleration. Nevertheless, the markets seemed to shake off such concerns as the Federal Reserve became increasingly dovish and cut interest rates three times during the last four months of the reporting period. As interest rates declined, investors favored equities from defensive sectors over growth sectors, especially defensive areas offering relatively high dividend yields. This was prevalent over the last two months of the reporting period and challenged the convertible market relative to the broader equity market because of the low percentage of convertible assets in these defensive areas.

The reporting period saw three greater than 4% declines in the MSCI World index, representing the developed market, during the reporting period before bouncing back each time. From November 10 to December 20, 2018, the MSCI World Index fell 9.5%. From May 5 to May 29, the index fell 4.9%. And from July 24 to August 25, the index fell 5.0%. While the Fund captured 59% of the MSCI World Index’s 13.35% one-year return, the Fund averaged just 36% downside during the above-mentioned period declines.

The volatile market environment was most conducive to global convertibles with balanced risk/reward characteristics. These convertibles rose 14.8% on average and outperformed those with the most credit sensitivity (+6.3%) and the most equity sensitivity (+11.0%), based on delta1 ranges within the benchmark index. Our approach led us to underweight the most equity-sensitive and credit-sensitive convertibles in favor of those with balanced risk/reward attributes and this tack somewhat hindered the Fund’s relative performance during the period.

Economic Sector Contributors

Health Care. An underweight allocation and security selection in the sector boosted performance during the period. The portfolio benefited from strong relative performance in the life sciences tools & services and health care equipment industries. The portfolio also held a relatively light allocation to the underperforming biotechnology industry.

[1]	Delta is the ratio of the change in price of a convertible to the change in price of the underlying stock.

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe.

◾	Leverages more than 40 years of research in convertible security investing.

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◾	Blends global investment themes and fundamental research via active management.

◾	Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company’s cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX

I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730

I Shares	128120722

www.calamos.com	19

Calamos Global Convertible Fund

SECTOR WEIGHTINGS

Information Technology	27.3%
Financials	12.7

Communication Services	10.3
Consumer Discretionary	10.0

Health Care	8.0
Energy	4.5

Industrials	3.8
Materials	3.7

Consumer Staples	3.2
Real Estate	3.1

Utilities	2.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Information Technology. An overweight allocation and security selection in information technology was also supportive to period results. Selection in application software outperformed, and the portfolio benefited from a relatively heavy weight to the strong-performing internet services & infrastructure industry.

Economic Sector Detractors

Consumer Discretionary. Security selection in consumer discretionary detracted from the Fund’s period return. Holdings in the automobile manufacturers and the apparel, accessories & luxury goods industries lagged.

Real Estate. Security selection in real estate also hindered the 12-month result. The portfolio held a relatively heavy allocation to the underperforming real estate operating companies industry and selection in this area was also disappointing.

Geographic Influences

Regionally, the best performance within the Thomson Reuters Global Convertible Bond Index occurred in Emerging Europe & South Africa, the U.S. and Emerging Latin America. Canada, Europe and Japan saw lackluster period results. A heavier positioning and security selection within the U.S. added value, as did an underweight allocation to Europe and security selection in Emerging Asia. Conversely, an underweight allocation and selection in emerging Latin America held back the period result.

How is the Fund positioned?

The volatility that arose during the period provided opportunities to rebalance the portfolio. We were able to reduce convertibles that had become overly equity sensitive with convertibles offering improved risk/reward attributes. We continue to believe that balanced convertibles offer the most attractive opportunity, given their combination of upside potential and downside protection, and have positioned the portfolio accordingly.

From a sector standpoint, information technology and communication services represent the largest weights, while utilities and industrials represent the smallest weights. Within the information technology sector, we are seeing the best opportunities in application software (especially cloud-based technologies) as well as semiconductors. In communication services, we have favored companies specializing in interactive media and cable and satellite. In industrials, we have utilized synthetic convertible structures in aerospace where we have partnered LEAPs with U.S. Treasury notes. Consumer staples represents a very small allocation within the convertible market. Relative to the Thomson Reuters Global Convertible Bond Index, the largest overweight allocations are information technology and financials, while industrials and health care represent the most significant underweights.

From a regional standpoint, the Fund’s largest allocations are assigned to the U.S. and Europe. Conversely, EMEA and Canada represent the smallest absolute weights. Relative to the Thomson Reuters Global Convertible Bond Index, the portfolio has an overweight allocation in the U.S., while the Fund has underweight stances in Europe and Japan.

20	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

What are your closing thoughts for Fund shareholders?

Looking forward, we expect volatility in financial markets to continue, driven by geopolitical headlines, the outlook for global growth, central bank policies and upcoming elections. The latter stages of the economic cycle can provide meaningful opportunities for return, and we see convertibles as an attractive way to manage through the volatility. As witnessed by the resurgence of new convertible issuance, the convertible market continues to be a preferred source of capital for growth companies. We are monitoring the recent market rotations between growth and value but see the expected market volatility as providing compelling bottom-up opportunities in select companies that can outperform regardless of the economic cycle. We continue to use market volatility to actively manage the portfolio and rebalance risk with the objective of optimizing for upside participation with principal protection. We favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

www.calamos.com	21

Calamos Global Convertible Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	7.90%	4.79%
With Sales Charge	5.47	3.74
Class C Shares – Inception 12/31/2014
Without Sales Charge	7.01	4.01
With Sales Charge	6.01	4.01
Class I Shares – Inception 12/31/2014	8.09	5.06

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.36%; Class C is 2.11% and Class I is 1.11%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2017. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Thomson Reuters Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

22	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

CALAMOS TIMPANI SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Timpani Small Cap Growth Fund gained 0.78% (Class I Shares at net asset value), underperforming the Russell 2000 Growth Index return of 6.40%.

The Fund’s performance was affected by a combination of security selection and sector positioning during a rapid market rotation that occurred near the end of the reporting period.

Since Class I shares inception on March 23, 2011, the Fund has returned 11.22% on an annualized basis, while the Russell 2000 Growth Index returned 10.32% over the same period. We believe these comparisons demonstrate the Fund’s ability to outdistance its benchmark over full market cycles.

What factors influenced performance over the period?

Market performance over the full reporting period was in a word “erratic,” with rotations in leadership testing investors. The small-cap universe technically experienced a bear market in the fourth quarter of 2018, with the Russell 2000 Growth Index plummeting -20.73% from November 7 through December 24. As with the broad market, the small-cap growth market raced back, gaining 29.26% from December 24 through March 1, 2019.

From the beginning of the reporting period through August 2019, the Fund had been outperforming the Russell 2000 Growth Index. However, the Fund’s relative performance was acutely affected by a sharp and sudden rotation away from higher priced, higher growth stocks toward cyclical and cheap stocks that began in late August 2019. Several measures of this change from previous winners toward cheap and cyclical stocks have calculated a seven standard deviation1 move in late August/early September.

Here is another way to look at the change in investor sentiment. While growth stocks beat value stocks over the full course of the reporting period, value stocks strongly led for the final three months. The Russell 2000 Value Index gained 1.67%, beating the Russell 2000 Growth Index by 407 basis points, as it declined -2.40% for the three months ended October 31, 2019.

Detailed attribution analysis of the portfolio suggests stock selection drove most of the relative underperformance, while sector allocation was a more modest detractor during the period. The Fund has been underweight industrials, preferring higher, secular growth businesses rather than more cyclical growth. Selection within the industrials sector was a drag on relative performance, with weakness in industrial machinery and electrical components hindering performance. The Fund’s underweight detracted as industrials surged when the market turned more confident in a global growth recovery. Selection within the health care sector was a drag on relative performance, with two positions mostly weighing down performance. Ligand Pharmaceuticals (biotechnology) and Inogen (health care equipment) both disappointed and have been sold out of the portfolio. The Fund transitioned from an overweight to an underweight during the reporting period, but the overweight earlier in the period was a negative to relative performance.

[1]	Standard Deviation is a measure of volatility.

OVERVIEW

The fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◾	Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company’s business strength and market expectations of that strength.

◾	Pursues active management in a less followed investment space.

◾	Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
I Shares	CTSIX

R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
I Shares	128120391

R6 Shares	128120383

www.calamos.com	23

Calamos Timpani Small Cap Growth Fund

SECTOR WEIGHTINGS

Information Technology	25.4%
Health Care	22.9

Consumer Discretionary	21.3
Industrials	11.2

Financials	5.4
Energy	3.9

Consumer Staples	1.8
Communication Services	1.6

Materials	0.8
Real Estate	0.7

Utilities	0.6

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s strong selection in energy was additive to relative performance, as names in oil & gas refining and marketing strongly outperformed. The portfolio’s energy holdings in aggregate gained over 20% for the period, while the sector retreated -38% in the index. Selection within financials, along with an underweight to the sector, added to performance as well. Strong selection within insurance brokers and well-timed investments in consumer finance were significant winners. Overall sector performance strongly outperformed that of the index, gaining 21% compared to the index’s 4% sector gain.

How is the Fund positioned?

At period end, the Fund maintained overweights to higher growth sectors such as information technology and consumer discretionary, while the most significant underweights remain in industrials and real estate. The Fund’s investment in health care was reduced significantly during the period as the sector came under pressure. Along with struggles amongst higher growth names, litigation and political risks have dogged the sector. We added to energy investments on weakness that makes their risk/reward profiles more attractive.

We are not in the camp that a recession is imminent, nor are we of the opinion that global growth is set to accelerate higher. The recent change in market opinion that deflation is no longer a risk has punished long-duration assets such as high-growth businesses whose value comes from future cash flows and growth. This has hurt businesses that in our opinion are fundamentally sound and offer better growth dynamics, which tend to be the driver of business value. While these changes in investor sentiment can be painful in the short term, we are confident that our long-term approach to evaluating businesses and stock potential will work out. We have been a bit more conscious toward valuation in light of market sentiment, but have not abandoned our focus on sustainable and underestimated growth opportunities.

What closing thoughts do you have for Fund shareholders?

Markets have exhibited more volatility of late, highlighting investors’ concerns regarding the future impact of political upheaval on certain economic areas. While we do not see recession as the logical next step for the U.S. economy, we believe market sentiment may be more on edge today. However, we also continue to believe there are ample opportunities to realize strong absolute and relative performance. Therefore, we continue to focus portfolio investments in areas where we see strength, and a major guidepost points to the U.S. consumer, who is enjoying strong employment, gains in household net worth, and favorable debt-coverage ratios. We have experienced rapid swings in investor sentiment many times throughout our tenure as small-cap growth investors. We believe that fundamental strength wins in the long term and the most recent downward re-rating of fundamentally strong small-cap growth businesses may create a better opportunity going forward.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

24	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION THROUGH 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEAR	SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/2014
Without Sales Charge	0.44%	8.76%	6.77%
With Sales Charge	-4.34	7.71	5.87
Class I Shares (With Predecessor) – Inception 3/23/2011
Without Sales Charge	0.78	9.17	11.22
With Sales Charge	0.78	9.17	11.22
Class R6 Shares – Inception 6/1/2019			-0.70

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 4/15/19 as supplemented 5/31/19, the Fund’s gross expense ratio for Class A shares is 1.47%, Class I shares is 1.22% and Class R6 shares is 1.12%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. The Fund’s investment advisor has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund’s annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund’s other share classes divided by the aggregate average annual net assets of the Fund’s other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund’s operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small cap companies located in the U.S. that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	25

Calamos Timpani SMID Growth Fund

OVERVIEW

The fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◾	Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company’s business strength and market expectations of that strength.

◾	Pursues active management in a less followed investment space.

◾	Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX

R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367

R6 Shares	128120359

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the three-month period ended October 31, 2019, Calamos Timpani SMID Growth Fund declined -9.80% (Class I Shares at net asset value), underperforming the Russell 2500 Growth Index return of -2.22%.

The Fund’s performance was affected by a combination of security selection and sector positioning during a rapid market rotation that began around the time of the Fund’s launch, encompassing the brief reporting period.

What factors influenced performance over the period?

Market performance for this brief window can be characterized as a sharp and dramatic rotation away from higher growth, longer-duration assets toward yield and cyclical investments.

The Fund’s relative performance was acutely affected by a sharp and sudden rotation away from higher priced, higher-growth stocks toward lower volatility and cheap stocks that began in late August 2019. Several measures of this change from previous winners toward cheap and low-vol stocks calculated a seven standard deviation1 move in late August/early September.

Here is another way to look at the change in investor sentiment. While growth stocks beat value stocks over the trailing 12-months, value stocks strongly led for the past three months. The Russell 2500 Value Index2 gained 0.92%, beating the Russell 2500 Growth Index by 314 basis points, as it declined -2.22% for the three months ended October 31.

Detailed attribution analysis of the portfolio suggests stock selection drove most of the relative underperformance, while sector allocation was a modest detractor during the period.

The Fund’s selection within the information technology sector was a significant drag on performance as the sector held many of the long-duration3 assets that the market rejected on short notice. Selection within application software and systems software particularly struggled along with growthier industries inside the tech sector. The Fund’s average sector overweight was not helpful. Stock selection within the consumer discretionary sector was a drag on relative performance, as a few high growth names in education services, distributors, and leisure facilities pulled down performance. However, a steady overweight to the consumer discretionary sector was modestly additive to relative performance.

The Fund’s strong selection in energy was beneficial to relative performance, notably in oil & gas refining and marketing. The portfolio’s energy holdings in aggregate gained approximately 4% for the period, while the sector dropped -10% in the index. Selection within financials, along with an underweight to the sector, added to performance as well.

[1]	Standard Deviation is a measure of volatility.

[2]

The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is published and maintained by FTSE Russell.

[3]	Duration provides a measure of the Fund’s interest rate sensitivity. The longer a fund’s duration, the more sensitive it is to shifts in interest rates.

26	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund

How is the Fund positioned?

At period end, the Fund maintained overweights to higher growth sectors such as information technology and consumer discretionary, while the most significant underweights remain in industrials and real estate. The Fund’s investment in health care was reduced significantly during the period as the sector came under pressure. Along with struggles amongst higher growth names, litigation and political risks have dogged the sector. We added to energy investments on weakness that makes their risk/reward profiles more attractive.

We are not in the camp that a recession is imminent, nor are we of the opinion that global growth is set to accelerate higher. The recent change in market opinion that deflation is no longer a risk has punished long-duration assets such as high-growth businesses whose value comes from future cash flows and growth. This has hurt businesses that in our opinion are fundamentally sound and should offer better growth dynamics, which tend to be the driver of business value. While these changes in investor sentiment can be painful in the short term, we are confident that our long-term approach to evaluating businesses and stock potential will work out. We have been a bit more conscious toward valuation in light of market sentiment, but have not abandoned our focus on sustainable and underestimated growth opportunities.

What closing thoughts do you have for Fund shareholders?

Markets have exhibited more volatility of late, highlighting investors’ concerns regarding the future impact of political upheaval on certain economic areas. While we do not see recession as the logical next step for the U.S. economy, we believe market sentiment may be more on edge today. However, we also continue to believe there are ample opportunities to realize strong absolute and relative performance. Therefore, we continue to focus portfolio investments in areas where we see strength, and a major guidepost points to the U.S. consumer, who is enjoying strong employment, gains in household net worth, and favorable debt-coverage ratios. We have experienced rapid swings in investor sentiment many times throughout our tenure as small-cap growth investors. We believe that fundamental strength wins in the long term and the most recent downward re-rating of fundamentally strong small-cap growth businesses may create a better opportunity going forward.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

SECTOR WEIGHTINGS

Information Technology	29.5%
Consumer Discretionary	21.3

Health Care	17.8
Industrials	13.6

Financials	6.8
Energy	3.7

Consumer Staples	1.8
Communication Services	1.0

Materials	0.6
Real Estate	0.6

Utilities	0.5

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	27

Calamos Timpani SMID Growth Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

SINCE INCEPTION
Class A Shares – Inception 7/31/2019
Without Sales Charge	-9.90%
With Sales Charge	-14.19
Class I Shares – Inception 7/31/2019
Without Sales Charge	-9.80
With Sales Charge	-9.80
Class R6 Shares – Inception 7/31/2019	-9.80

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 7/31/19, the Fund’s gross expense ratio for Class A shares is 2.54%; Class I shares is 2.29% and Class R6 shares is 2.28%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund’s investment advisor has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund’s annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund’s other share classes divided by the aggregate average annual net assets of the Fund’s other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

28	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Growth Fund gained 14.24% (Class I Shares at net asset value), outperforming the S&P 1500 Growth Index return of 13.67%. The Fund outperformed through a combination of strong security selection and beneficial sector positioning during an incredibly volatile period for the U.S. and global equity markets.

Since Class I shares inception on September 18, 1997, the Fund has returned 10.86% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 7.88% over the same period, and the S&P 500 Index returned 7.41%. We believe these comparisons demonstrate the Fund’s ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance over the period?

Market performance over the full reporting period was in a word “erratic,” with rotations in leadership testing investors. U.S. growth equities declined approximately 15% early in the period through December 24, 2018, yet recovered quickly and found new highs by April 2019. In May 2019 the benchmark saw a 5.4% drop, followed up by a 6.2% comeback in June.

It is notable that investors have shown a preference for cyclical and more value-oriented stocks more recently, resulting in full-period growth and value returns ending in a near draw. The S&P 1500 Growth Index return of 13.67% versus a 13.69% gain for the S&P 1500 Value Index1. The broad market, as measured by the S&P 500 Index, saw a 14.33% gain with a slight preference for larger-cap names during the period.

Sector leadership decisively rotated toward higher-yielding and cyclical-growth stocks, which are often found in value-oriented sectors. Seven sectors (of eleven) outperformed the S&P 1500 Growth Index 13.67% return: utilities (+30%), real estate (+25%), materials (+23%), information technology (+18%), industrials (+16%), consumer staples (+16%) and consumer discretionary (+15%). Four sectors lagged: communication services (+12%), financials (+12%), health care (+10%) and energy (-22%).

The Fund benefited from strong stock selection within the information technology sector. Fund holdings in application software, data processing and semiconductors all contributed significantly during the period. While underweight on average over the period, the Fund was temporarily overweight information technology on the heels of significant weakness at the end of 2018, and the net contribution from our sector allocation was positive.

The Fund also benefited from selection and its weighting in the industrials sector. The Fund has been selectively positioned in industrials, emphasizing U.S. domestic exposure rather than dependence on overseas economies. Selection was strong and represented an overweight. The aerospace and defense industry was additive, but the Fund also benefited from holdings and trading within the industrial conglomerates industry. The Fund’s overweight was also beneficial, as the sector performed well within the market’s leadership rotation toward cyclical growth.

[1]	The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

OVERVIEW

The Fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing.

◾	Active management focuses on top-down views and bottom-up fundamentals.

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid-cap arenas.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX

I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856

I Shares	128119807

www.calamos.com	29

Calamos Growth Fund

SECTOR WEIGHTINGS

Information Technology	23.2%
Health Care	15.0

Communication Services	14.7
Consumer Discretionary	13.8

Industrials	13.7
Financials	5.6

Consumer Staples	3.6
Materials	2.6

Energy	1.9
Other	0.6

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Selection within financials, along with an overweight to the sector, detracted from performance. Our view that cheaper valuations, healthy balance sheets and a U.S. consumer focus would benefit select names did not play out over the reporting period; holdings in investment banking and consumer finance were notable detractors. While we still favor high-quality U.S. financials, the Fund’s overweight position has been reduced, and this risk-management decision has been beneficial over the period. An underweight to the real estate sector was a drag to relative performance. In our view, investors’ preference for names within real estate was driven more by the search for yield rather than fundamental growth.

How is the Fund positioned?

At the end of the reporting period, the Fund maintained underweights to the outright defensive sectors such as real estate, utilities and consumer staples. The Fund also remains underweight the struggling energy sector. The Fund has significantly reduced its financials overweight to market weight, paring on strength earlier in 2019. The Fund is selectively overweight industrials, where we see opportunities in aerospace and defense as well as airlines. Notably, the Fund is underweight technology due to concerns around crowded trades and vulnerable market sentiment concerning the longest-duration growth names. Nevertheless, the sector overall has been a value-add to relative performance for the reporting period.

We do not believe that U.S. recession is imminent, but investors remain acutely sensitive to end-of-cycle vulnerabilities. Monetary policy has been seemingly pushed to its limits, which has long favored the highest-duration growth names. This explains the rising preference for quality, sensitivity to valuation and narrowing breadth. Therefore, we view the early 2019 outperformance of high beta/low quality/high cyclicality as a ‘trade’ rather than the beginning of a sustainable trend. Companies that may offer growth in a lower-growth world should continue to be attractive to investors, but sensitivity to valuation and profitability will be paramount.

What closing thoughts do you have for Fund shareholders?

Markets have exhibited more volatility of late, highlighting investors’ concerns regarding the future impact of political upheaval on certain economic conditions. While we do not see recession as the logical next step for the U.S. economy, we do believe that markets are more fragile today than they have been in recent history. Therefore, we continue to focus portfolio investments in areas where we see strength, and a major guidepost points to the U.S. consumer, who is enjoying strong employment, gains in household net worth, and favorable debt-coverage ratios. In our view, companies that offer attractive growth attributes in a low-growth world remain compelling investment opportunities. In light of more fragile markets, we continue to favor higher-quality and reasonably valued growth businesses at this juncture of the market cycle.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

30	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	31

Calamos Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	13.97%	8.55%	10.85%
With Sales Charge	8.56	7.50	10.31
Class C Shares – Inception 9/3/96
Without Sales Charge	13.18	7.75	10.03
With Sales Charge	12.31	7.75	10.03
Class I Shares – Inception 9/18/97	14.24	8.82	11.13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.29%; Class C is 2.04% and Class I is 1.04%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

During the 12-month period ended October 31, 2019, Calamos Growth and Income Fund gained 11.81% (Class I Shares at net asset value), capturing 82% of the all equity S&P 500 Index’s 14.33% return. The ICE BofAML All U.S. Convertibles ex Mandatory Index gained 12.39% for the period. We manage the Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its Class I shares inception on September 18, 1997, the Fund returned 9.40% on an annualized basis versus a 7.41% gain for the S&P 500 Index and 7.61% return for the ICE BofAML All U.S. Convertibles ex Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.73 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

Market performance over the full reporting period was in a word “erratic,” with rotations in leadership testing investors. The U.S. equity market declined approximately 15% early in the period through December 24, 2018, yet recovered quickly and found new highs by April 2019. In May 2019 the S&P 500 Index saw a -6.4% drop, followed up by a 7.0% comeback in June. It is notable that investors have shown a preference for higher yielding, cyclically oriented and value stocks more recently, resulting in the full-period growth and value stock returns ending in a near draw. The S&P 500 Value Index’s1 gain of 14.5 slightly edged the S&P 500 Growth Index’s2 return of 14.3%. The Fund is not tied to one particular style of investing, but it is interesting to note a change in leadership and market sentiment as growth has outperformed value for quite some time until this period. In a similar vein, market leadership broadened out during the period. Last year at this time, only three of the S&P 500 Index sectors beat the market for the 12-month reporting period: consumer discretionary, information technology and health care. This year, six of the eleven sectors outperformed, led by an eclectic mix of real estate (+27%), utilities (+25%) and information technology (+22%).

For the full reporting period, the well-diversified portfolio was able to provide significant equity market capture by managing risks and outperforming during the sharp pullbacks experienced in December 2018, May 2019 and August 2019. This approach to equity market risk management has been vital to the success of our long-term track record.

[1]

The S&P 500® Pure Value index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest value based on the ratios of book value, earnings, and sales to price.

[2]

The S&P 500® Pure Growth index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest growth based on the ratios of book value, earnings, and sales to price.

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX

I Shares	CGIIX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831

I Shares	128119872

www.calamos.com	33

Calamos Growth and Income Fund

SECTOR WEIGHTINGS

Information Technology	21.8%
Health Care	12.0

Financials	12.0
Communication Services	11.4

Consumer Discretionary	10.2
Industrials	9.5

Consumer Staples	6.5
Utilities	4.0

Energy	3.7
Real Estate	2.7

Other	1.8
Materials	0.9

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Strong issue selection within consumer staples was additive to relative performance. Consumer staples performed well overall within the market, as investors favored perceived quality and lower volatility. However, it was the Fund smartly avoiding disappointments in tobacco and packaged foods that helped contribute to relative performance. The energy sector struggled mightily during the reporting period, and the combination of the Fund’s underweight and better selection within the sector was additive. The Fund utilized convertible securities to access the integrated oil & gas industry as well as equipment services. This strategy helped manage risk and also contributed to relative performance.

Issue selection within consumer discretionary was a detractor to relative performance. Investments in internet & direct marketing retail as well as general merchandise stores lagged those of the benchmark, as our risk-reduction efforts detracted from performance. For the full reporting period, the Fund on average maintained a near-benchmark (S&P 500 Index) weight to the sector. Within information technology, the Fund’s selection detracted from return, and the slight underweight to the market’s third best-performing sector caused a drag as well. The gains achieved by holdings in information technology were significant in absolute and relative terms. However, because information technology is the all equity index’s largest sector and was a solid market outperformer, the net effect was a drag to relative Fund performance. Most notable was the relative effect within semiconductors where a few common stocks significantly outperformed within the S&P 500 Index benchmark, while we blended in convertible securities to help manage risk.

How is the Fund positioned?

While always very risk conscious, the Fund maintains a relatively optimistic positioning relative to equity market risks. Believing that the U.S. equity market may be volatile but upward trending, we continue to position the portfolio with the goal of participating in the U.S. equity market’s upside, while providing resilience during market declines and downside volatility. We believe that actively managing equity market risks by blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles. The Fund maintains a diversified portfolio with modest differences in sector weights. Overweights to movies & entertainment as well as industrial machinery include convertible securities to help manage market risk. The most notable underweight is to the pharmaceuticals industry where litigation and political risks are problematic. Our view that investors may favor quality and continue to have an eye toward dividend income has proven beneficial in the reporting period, and we continue to focus our attention toward reasonably priced growth and quality.

What closing thoughts do you have for Fund shareholders?

Markets have exhibited more volatility of late, highlighting investors’ concerns regarding the future impact of political upheaval on economic conditions. While we do not see recession as the logical next step for the U.S. economy, we do believe that markets are more fragile today. Therefore, we continue to focus portfolio investments in areas where we see strength, and a guidepost points to the U.S. consumer, who is enjoying strong employment, gains in household net worth, and favorable debt-coverage ratios. In our view, companies that offer attractive growth attributes in a low-growth world remain compelling investment opportunities. In light of more fragile markets, we continue to favor higher-quality and reasonably valued growth businesses

34	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

at this juncture of the market cycle. Furthermore, we believe our approach of employing convertible securities to manage risk/reward at the total portfolio, sector and individual company levels may be well suited for this market environment.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com	35

Calamos Growth and Income Fund

GROWTH OF $1,000,000: FOR 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/22/88
Without Sales Charge	11.51%	7.83%	8.69%
With Sales Charge	6.22	6.78	8.17
Class C Shares – Inception 8/5/96
Without Sales Charge	10.68	7.01	7.88
With Sales Charge	9.68	7.01	7.88
Class I Shares – Inception 9/18/97	11.81	8.09	8.96

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.10%; Class C is 1.85% and Class I is 0.85%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofAML All U.S. Convertibles ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

36	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Dividend Growth Fund returned 13.93% (Class I shares at net asset value), performing broadly in line with the S&P 500 Index return of 14.33%. The Fund outperformed the Morningstar Large Blend category average of 12.50% and ranked in the 39th percentile.*

What factors influenced performance during the reporting period?

Market performance over the full reporting period can be characterized as erratic, with rotations in leadership testing investors. The U.S. equity market declined approximately -15% early in the period through December 24, 2018, yet recovered quickly and achieved new highs by April 2019. In May 2019 the benchmark saw a -6.4% drop, followed up by a 7.0% gain in June.

It is notable that investors have recently shown an increased preference for value stocks, resulting in full-period style relative returns ending in a near draw. The S&P 500 Growth Index’s1 return of 14.3% slightly trailed the 14.5% gain for the S&P 500 Value Index2. Within the S&P 500 Index, factors such as quality and low volatility outperformed the market for the period, while high dividend trailed.

Market leadership also broadened out. Last year, only three of the S&P 500 Index sectors beat the market for the 12-month reporting period: consumer discretionary, information technology, and health care. This fiscal year, six of the eleven sectors outperformed, led by an eclectic mix of real estate (+27%), utilities (+25%) and information technology (+22%).

The Fund had led the S&P 500 Index market for most of the reporting period, but lagged over the last two months as the market steered toward more cyclical and higher beta areas of the market.

The Fund’s relative performance benefited from stock selection in the information technology sector as well as the slight overweight, on average, during the period. The Fund went from an underweight early in the reporting period, to a slight overweight in December 2018. Data processing & outsourced services as well as technology hardware names were the biggest contributors. Strong stock selection within the consumer staples sector contributed to Fund performance. Stock picks within the packaged foods as well as the tobacco industries proved beneficial to relative performance.

Stock selection within health care was a drag on relative performance, with picks in pharmaceuticals and managed health care detracting from return. Sector allocation was a modest negative. Although on average the Fund weight held a modest underweight, the timing of changes detracted significantly. The Fund’s holdings in the

*

Data is as of 10/31/19. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year and 5-year periods. Calamos Dividend Growth Fund Class I Shares were in the 39th, 43rd and 60th percentiles of 1,405, 1,396 and 1,198 funds for the 1-year, 3-year and 5-year periods, respectively, for the Morningstar Large Blend category.

[1]

The S&P 500® Pure Growth index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest growth based on the ratios of book value, earnings, and sales to price.

[2]

The S&P 500® Pure Value index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest value based on the ratios of book value, earnings, and sales to price.

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Employs bottom-up stock picking and a benchmark-agnostic approach.

◾	Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX

I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821

I Shares	128120813

www.calamos.com	37

Calamos Dividend Growth Fund

SECTOR WEIGHTINGS

Information Technology	23.0%
Health Care	12.9

Financials	12.9
Communication Services	10.9

Consumer Discretionary	10.3
Industrials	8.9

Consumer Staples	7.2
Energy	4.5

Utilities	3.0
Real Estate	1.9

Materials	1.7

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

consumer discretionary sector lagged, with selection in general merchandise stores as well as internet & direct marketing retail hampering performance. The Fund’s weighting in the sector was on average a market weight, but due to timing amounted to a modest impediment to relative performance. Consumer discretionary as a sector slightly outperformed the overall market.

How is the Fund positioned?

At period end, the Fund had a modest overweight to information technology, countered by modest underweights to real estate and materials. Concerns about the flow of assets from growth to the more cyclical and value-oriented segments of the market weighed on performance toward the end of the period. However, we don’t see the underlying fundamentals of these segments as being constructive enough to justify the market’s recent migration.

Longer term, we believe our focus on attractively valued businesses with management teams who are effective stewards of capital and seek to increase dividends will work better for performance throughout market cycles.

What closing thoughts do you have for Fund shareholders?

The market’s change as to deflation risks and global growth was a sudden and sharp turn. While a lot of economic data globally has improved, we don’t see a sudden acceleration that recent market activity seems to imply. We are of the view that the economy is not headed for a recession, but is also not poised for high growth rates that have seemingly been absent during this prolonged expansion. Monetary policy seems to have been pushed to its limits, and U.S. consumers and the private sector are in good standing. In light of this view, we will continue to look for relative value opportunities within the equity universe that align with our assessment of the business and macro cycles.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

38	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	13.63%	8.57%	8.44%
With Sales Charge	8.20	7.51	7.60
Class C Shares – Inception 8/5/2013
Without Sales Charge	12.74	7.75	7.64
With Sales Charge	11.74	7.75	7.64
Class I Shares – Inception 8/5/2013	13.93	8.85	8.72

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.84%; Class C shares is 2.60% and Class I shares is 1.61%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	39

Calamos Opportunistic Value Fund

OVERVIEW

The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

◾	Employs bottom-up stock picking and a benchmark-agnostic approach.

◾	Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund is a core equity option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX

I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641

I Shares	128119633

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For 12-month period ended October 31, 2019, Calamos Opportunistic Value Fund returned 10.43% (Class I shares at net asset value), underperforming the S&P 1500 Value Index return of 13.69%.

The Fund was delivering strong returns along with the value index for the better part of the reporting period, lagging only when a sharp and sudden shift in investor preference for cyclical stocks detracted from the Fund’s relative performance. Since its Class I shares inception on March 1, 2002, the Fund returned 6.17% on an annualized basis versus a 7.63% gain for the S&P 1500 Value Index

What factors influenced performance?

Market performance over the full reporting period was erratic, with rotations in leadership testing investors. The U.S. equity market declined approximately a -15% early in the period through December 24, 2018, yet recovered quickly and achieved new highs by April 2019. In May 2019 the benchmark saw a -7.8% drop, followed up by an 8.1% comeback in June.

It is notable that investors had recently shown an increased preference for cyclical stocks at the end of the period, resulting in full-period growth and value style returns ending in a near draw. The S&P 1500 Value Index’s return of 13.69% ever so slightly outperformed the 13.67% gain of the S&P 1500 Growth Index. Over the past three months, however, the S&P 1500 Value Index has outperformed the S&P 1500 Growth Index1 by 237 basis points (+3.48% versus +1.11%, respectively) with cyclical areas of the market gaining investor attention.

Large-cap names dominated the market for the reporting period as evidenced by the S&P 500 Index’s 14.33% gain, which far outpaced the 7.17% gain of the S&P 1000 Index. The S&P Composite 1500 Index is a combination of the top 500 names (the S&P 500 Index) and the next 1,000 names (the S&P 1000 Index, which is a combination of the S&P MidCap 400 and the S&P SmallCap 600). Diversification across market capitalization was not beneficial during the reporting period.

Top-performing sectors in the S&P 1500 Value Index were an eclectic mix of information technology (+35%), real estate (+24%), utilities (+21%) and communication services (+21%), with energy (-11%), materials (-0.4%) and health care (+5%) as the notable laggards.

Our macro view and fundamental research led us to favor more stable, lower-volatility names, which was detrimental as investors steered toward more cyclical and higher beta areas of the market in the latter part of the period. From October 31, 2018, through the first few days of September 2019, the Fund ran even with the S&P 1500 Value Index—all of the relative trailing performance occurred in September and October 2019 as investor worries about deflation and slower global growth abated.

The Fund’s energy sector underweight, the benchmark’s worst-performing sector, was a positive contributor to relative performance. Selection was also additive, as strong selection in equipment & services as well as avoiding significant problems in drilling

[1]	The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

40	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

contributed to return during the period. The Fund’s selection within the industrials sector also added value, while a slight average underweight to the benchmark detracted value. The Fund benefited by avoiding problems in industrial conglomerates and selecting strong gainers in building products.

Fund holdings within the health care sector lagged those of the benchmark. An overweight at the beginning of the period led to a negative allocation effect, though the relative weighting was reduced to an underweight at period end. Holdings in managed health care, life sciences tools, and health care distributors all performed poorly. Our names within the consumer discretionary sector also lagged benchmark peers. Specifically, an overweight and selection within department stores detracted from relative performance, as did poor selection within restaurants. A modest underweight for the period also detracted from performance, though the underweight was reduced during the period.

How is the Fund positioned?

We are currently most overweight to higher-quality growth businesses trading at attractive relative valuations in information technology, though that overweight has been significantly reduced since the beginning of the reporting period. Our most significant underweights fall within energy and health care, where political risks have increased as the 2020 election season kicks into high gear. The portfolio still offers companies exhibiting superior fundamental growth in our view, and we have reduced our relative valuations in light of market considerations.

What closing thoughts do you have for Fund shareholders?

The market’s dismissal of deflation and global growth risks was surprisingly abrupt. Although a lot of economic data globally has improved, we don’t see any sudden acceleration occurring that recent market activity seems to imply. We believe that the economy is not headed for a recession, but is also not poised for high growth rates. Monetary policy has been pushed to its limits, and U.S. consumers and the private sector are in good standing. In light of this view, we will continue to look for relative value opportunities within the equity universe that align with our assessments of the business and macro cycles.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

SECTOR WEIGHTINGS

Financials	20.7%
Information Technology	20.6

Industrials	10.4
Consumer Staples	8.6

Health Care	8.4
Consumer Discretionary	8.3

Communication Services	5.4
Utilities	4.8

Energy	4.2
Real Estate	3.7

Materials	3.4
Other	0.7

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	41

Calamos Opportunistic Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

42	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	10.14%	6.61%	8.07%
With Sales Charge	4.89	5.58	7.54
Class C Shares – Inception 1/2/02
Without Sales Charge	9.33	5.83	7.27
With Sales Charge	8.43	5.83	7.27
Class I Shares – Inception 3/1/02	10.43	6.88	8.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.61%; Class C shares is 2.36% and Class I shares is 1.37%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	43

Calamos International Growth Fund

OVERVIEW

The Fund employs a unique blend of quantitative and qualitative processes to build a portfolio characterized by quality businesses with durable growth, competitive advantages and healthy, flexible balance sheets.

KEY FEATURES

◾	Identifies companies that possess competitive advantages and financial strength as defined by our proprietary data analysis of ROIC[1] and near-term quantitative catalysts.

◾	Employs deep and targeted qualitative analysis to scrutinize a company’s business model, competitive landscape and growth drivers, factors important in weighing a company’s durability over time.

◾	Invests in a universe that spans geographies and market caps, providing a wide breadth of unique opportunities to investors.

◾	Emphasizes alignment with key secular themes, such as investing in economies that promote structural reforms and economic freedoms.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX

I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559

I Shares	128119542
R6 Shares	128120425

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos International Growth Fund returned 13.32% (Class I shares at net asset value) versus a 17.10% gain for the MSCI EAFE Growth Index, the Fund’s benchmark, and 17.12% return for the MSCI ACWI ex U.S. Growth Index. The Fund underperformed as several of our holdings in companies with higher-growth and higher-valuation characteristics lagged despite their leading fundamental profiles.

Since its inception on March 16, 2005, the Fund has returned 6.85% on an annualized basis (Class I shares at net asset value) compared to a 5.89% increase for the MSCI EAFE Growth Index and 5.98% return for the MSCI ACWI ex U.S. Growth Index. We believe this long-term outperformance demonstrates the Fund’s ability to generate excess returns in international growth equities over complete market cycles.

What factors influenced performance during the reporting period?

International stocks confronted multiple crosscurrents over the one-year period, including weaker economic growth, escalating trade disputes, a stronger dollar and recurrent political risk. In the period, the Fund underperformed the benchmark as some of our key holdings in companies with higher growth and higher return on invested capital trailed the index, as global markets rewarded companies with more defensive fundamentals, including lower price-to-earnings ratios.

From a sector perspective, the Fund’s security selection in consumer staples and industrials detracted from performance, as holdings in food retail and aerospace lagged benchmark peers. The Fund’s selection within health care and consumer discretionary added to return; select positions in pharmaceuticals and biotechnology performed well due to higher-quality growth fundamentals versus peers. Within the consumer area, investments in footwear and apparel saw strong returns due to consumer demand of key brands.

From a geographic perspective, Fund positions in Europe and Japan detracted value as certain holdings were influenced by prevailing macro headwinds, while positions in Emerging Asia and Canada added considerable value owing to healthy demand and earnings growth.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

We own a combination of secular growth and select cyclical opportunities with significant weights in technology, consumer discretionary, health care, industrials and financials. We own lower absolute weights or underweights in more defensive market

[1]

ROIC (Return On Invested Capital) measures how effectively a company uses the money invested in its operations, calculated as a company’s net income minus any dividends divided by the company’s total capital.

44	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

areas including utilities, real estate and consumer staples, reflecting our cautious view of relative fundamentals and valuations. We also hold low absolute weights in resources areas, including energy and materials, where we seek select companies benefiting from relatively better supply-and-demand fundamentals and earnings-growth potential.

In terms of geographic positioning, we hold a diversified set of positions in Europe, with a blend of market capitalizations and end markets that reflect domestic demand and exporters. We are sensitive to developing political risks and economic data that remains relatively weak. Positioning is largely in global secular growth opportunities and, in some cases, regionally exposed businesses with stable, less-cyclical growth characteristics.

In our emerging markets positioning, we favor companies with the ability to tap into domestic demand, large addressable markets and key secular themes. Examples include positions in interactive media & services, internet retail, insurance and higher-quality banks.

We are underweight in Japan but see certain opportunities with standout growth potential in key demand verticals. Japan’s accommodative monetary policy, potential for margin expansion, and supportive valuations are positive factors at the macro level.

What closing thoughts do you have for Fund shareholders?

International corporate and macroeconomic data remains tepid and reflects moderate global growth conditions, though more recently we have seen figures routinely surpass the low expectations. Global monetary policy remains accommodative and multiple central banks have pivoted toward a more dovish policy stance. Markets continue to confront a set of headwinds and tailwinds, and we have seen developments with respect to corporate earnings and policy that reflect the mixed conditions facing international equities.

We see opportunities in international stocks benefitting from benign inflation, attractive valuations, and the potential for improved earnings growth. In terms of Fund positioning, we favor a blend of investments in secular growth and select defensive growth businesses. This positioning reflects our anticipation of continued moderate economic growth in the coming quarters. We favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in technology, communications services, consumer discretionary and health care companies with targeted areas of demand, as well as a set of more cyclical companies with catalysts and potential upside in fundamentals. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in international markets.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

SECTOR WEIGHTINGS

Information Technology	21.1%
Consumer Discretionary	20.0

Industrials	16.4
Health Care	13.2

Financials	11.7
Consumer Staples	6.2

Energy	4.4
Communication Services	3.8

Materials	2.2
Real Estate	0.8

Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	45

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

46	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	13.07%	4.48%	6.68%
With Sales Charge	7.71	3.47	6.17
Class C Shares – Inception 3/16/05
Without Sales Charge	12.21	3.69	5.89
With Sales Charge	11.23	3.69	5.89
Class I Shares – Inception 3/16/05	13.32	4.74	6.95
Class R6 Shares – Inception 9/17/18^	13.41		1.16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.51%; Class C shares is 2.26%, Class I shares is 1.26% and Class R6 shares is 1.21%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund’s investment adviser has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate subtransfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund’s other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

The MSCI ACWI ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher-growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	47

Calamos Evolving World Growth Fund

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over full market cycles.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Company fundamentals emphasis stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX

I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146

I Shares	128119138

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Evolving World Growth Fund returned 12.91% (Class I shares at net asset value) versus the 12.29% return for the MSCI Emerging Markets Index, the Fund’s benchmark. The Fund experienced lower volatility versus the index and outperformed due to leading security selection and active risk-management measures. As a reminder, we position the Fund with the goal of capturing a majority of emerging market upside over the complete market cycle, while diligently mitigating downside risk.

For the 12-month period, the Fund finished above the median level, specifically in the 46th percentile of the Morningstar Diversified Emerging Markets category. We believe this validates the benefit of our risk-managed investment approach, which was instrumental in dampening volatility during multiple sell-offs in the context of geopolitical tensions over the period.

Since its inception on August 15, 2008, the Fund has returned 3.88% on an annualized basis (Class I shares at net asset value) compared to a 3.43% return for the MSCI Emerging Markets Index. We think this demonstrates the Fund’s ability to generate competitive long-term returns while pursuing an active, risk-managed investment approach to emerging market opportunities over multiple market cycles.

What factors influenced performance during the reporting period?

Emerging markets navigated multiple challenges over the period, including rising trade tensions, slowing global growth, a stronger dollar, and recurrent political risks. In the period, the Fund outperformed the benchmark as some of our key holdings with higher-growth characteristics outpaced the index, as markets rewarded companies with superior quality and earnings growth attributes.

From a sector perspective, the Fund’s security selection within financials and health care added the most value, as holdings in the diversified banks, life & health insurance, and pharmaceuticals industries outperformed due to a combination of higher-quality and attainable growth prospects. The Fund’s security selection within technology and energy detracted value, with holdings in the technology hardware and oil & gas exploration and production industries trailing the index over the period.

In terms of geographic returns, the Fund’s security selection in EM Asia and Latin America both added significant value from a regional perspective, while holdings in EM Europe and South Africa lagged the benchmark. In terms of countries, the Fund’s security selection within Brazil, Singapore and Hong Kong added value, while the Fund’s average underweight allocation in Russia and certain global holdings in France and the UK hampered results.

How is the Fund positioned?

From a sector perspective, the largest allocations are in the consumer discretionary, technology, financials and communication services sectors. We favor businesses in

48	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

internet retail, interactive media & services, diversified banks and insurance, and select semiconductor areas that exhibit better growth fundamentals, tap into large addressable markets, and align with our key secular themes.

We favor investments in Emerging Asia across our preferred industries and business areas, with China and India representing two of our larger country weights. We also see significant opportunities in Brazil, Taiwan and Indonesia among other markets. Our positioning favors areas that show a pickup in domestic demand, implement pro-growth reforms, and offer a blend of secular growth and select cyclical opportunities. We also hold increased weights in global multi-national companies based on criteria, including significant EM revenues, attractive company fundamentals, reasonable risk profiles and diversification of returns.

At the individual company level, we favor businesses with growth catalysts, high or increasing ROIC1, and stronger balance sheets supported by competitive positioning. In line with our process, we emphasize companies benefiting from secular themes that provide tailwinds for sustainable growth. We pay close attention to a company’s source of revenues and business catalysts, given the complex crosscurrents in global growth and trade.

What are your closing thoughts for Fund shareholders?

Global corporate and macroeconomic data have been mixed versus expectations and reflect moderate global growth conditions. Global monetary policy remains accommodative, and multiple central banks have pivoted toward a more dovish policy stance. Markets continue to encounter a combination of headwinds and tailwinds, and we have seen developments with respect to earnings and policy that reflect these mixed conditions for global businesses. We are actively monitoring critical issues for emerging markets including global trade negotiations, the path of central bank policy, and data on the industrial economy and consumption in China.

Earnings growth prospects remain positive in emerging markets, stock valuations are attractive, and easing monetary policy has benefited financial conditions in many emerging countries. Companies with higher-quality fundamentals and sustainable growth characteristics have been rewarded overall this year, although a significant focus on global trade and policy issues remains a key determinant of equity returns. From a thematic and sector perspective, we see opportunities in consumer sectors, communication services, and technology, higher-quality financials and a set of more cyclical companies in multiple sectors. We believe our active and risk-managed investment approach positions us well to navigate the headwinds and opportunities in emerging markets.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

[1]

ROIC (Return On Invested Capital) measures how effectively a company uses the money invested in its operations, calculated as a company’s net income minus any dividends divided by the company’s total capital.

SECTOR WEIGHTINGS

Consumer Discretionary	24.2%
Information Technology	21.9

Financials	18.9
Communication Services	8.7

Energy	5.8
Health Care	4.7

Consumer Staples	4.6
Materials	4.0

Industrials	3.4
Real Estate	2.3

Other	0.5

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	49

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

50	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	12.60%	1.09%	3.67%
With Sales Charge	7.21	0.11	3.17
Class C Shares – Inception 8/15/08
Without Sales Charge	11.71	0.33	2.89
With Sales Charge	10.71	0.33	2.89
Class I Shares – Inception 8/15/08	12.91	1.34	3.93

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.63%; Class C shares is 2.38% and Class I shares is 1.38%.The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Calamos Global Equity Fund

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX

I Shares	CIGEX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468

I Shares	128119450

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Global Equity Fund returned 10.52% (Class I shares at net asset value) versus a 13.35% return for the MSCI World Index and 17.42% return for the MSCI ACWI Growth Index. Our emphasis on investments in companies with higher-growth, higher-momentum profiles lagged the indices, as markets dramatically shifted from higher-growth toward yield and cheap stocks near the end of the period.

Since its inception on March 1, 2007, the Fund has returned 7.34% on an annualized basis (Class I shares at net asset value) compared to a 6.06% gain for the MSCI World Index and 7.20% return for the MSCI ACWI Growth Index. We believe this performance edge demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles and varied investment environments.

What factors influenced performance during the reporting period?

Global equities navigated key crosscurrents over the one-year period, including tepid global growth, rising trade tensions, a stronger dollar and recurrent political risk. In the period, the Fund underperformed the MSCI ACWI Growth Index as some of our key holdings in companies with higher growth and higher return on invested capital trailed the index, as global markets rewarded companies with relatively more defensive fundamentals, including lower price-to-earnings ratios.

From a sector perspective, the Fund’s security selection in technology and industrials detracted from performance, as investors acted on concerns of slower global growth and trade tensions. As a result, certain Fund holdings in technology hardware and industrial machinery underperformed. On the flipside, Fund selection within consumer discretionary and communication services contributed to Fund performance as positions in internet retail, apparel, and entertainment performed well due to security-specific factors, including key demand niches and strong earnings growth.

From a geographic perspective, the Fund’s relative underweight stance and security selection in the U.S. detracted value from results in the period. On the other hand, the Fund’s holdings in Emerging Asia and Canada generated strong relative returns and contributed to Fund performance.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

The Fund is positioned with a combination of core and secular growth companies, in addition to select cyclical opportunities. Technology, consumer discretionary, health care, communication services, and financials are the largest sector weights in the Fund, based on where we see secular growth and attractive demand segments. Key positions are in the interactive media & services, internet retail, entertainment, luxury goods,

52	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

biotechnology, diversified banks and insurance industries. We have an underweight stance in more defensive areas including utilities, traditional telecoms, real estate and slower-growth consumer staples due to a combination of high valuation and diminished growth prospects. We hold low absolute weights in energy and materials, with only select companies benefiting from relatively better supply-and-demand fundamentals and earnings-growth potential.

From a geographic perspective, we have an underweight position in the U.S., which reflects our view of decelerating growth and relatively less attractive valuation risk-reward. Positions emphasize secular growth and higher quality businesses with defensible business models. We own diversified holdings in Europe, with a blend of end markets, spanning domestic demand and exporters. Positioning is largely in global secular growth opportunities and, in some cases, more regionally exposed businesses with stable, less-cyclical characteristics. We own a select set of investments in emerging markets within key demand areas such as interactive media & services, internet retail, higher-quality banks and insurance. We are underweight in Japan. Monetary conditions remain highly accommodative, and valuations are reasonable, but tepid global growth and reduced export volumes continue to challenge many Japanese companies.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been relatively better versus expectations and continues to support a narrative of moderate global growth conditions. Global monetary policy remains accommodative, and multiple central banks have pivoted toward a more dovish policy stance. Markets continue to encounter a set of headwinds and tailwinds, and we have seen developments with respect to corporate earnings and policy that reflect the mixed conditions facing global equities.

We see opportunities in global stocks, reflective of better-than-expected earnings results, benign inflation and attractive valuations. In terms of portfolio positioning, we favor a blend of investments in secular growth and select defensive growth businesses. This positioning reflects our anticipation of continued moderate economic growth in the coming quarters. We favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in technology, communications services, consumer discretionary and health care companies with targeted areas of demand, and a set of more cyclical companies with catalysts and potential upside in fundamentals. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global equities.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

SECTOR WEIGHTINGS

Information Technology	23.6%
Consumer Discretionary	16.3

Financials	13.8
Health Care	13.2

Industrials	10.3
Communication Services	10.3

Consumer Staples	6.1
Energy	3.6

Materials	2.7
Real Estate	0.8

Other	0.0

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	53

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

54	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/1/07
Without Sales Charge	10.28%	6.99%	9.48%
With Sales Charge	5.03	5.96	8.95
Class C Shares – Inception 3/1/07
Without Sales Charge	9.36	6.19	8.65
With Sales Charge	8.54	6.19	8.65
Class I Shares – Inception 3/1/07	10.52	7.26	9.74

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.56%; Class C shares is 2.32% and Class I shares is 1.31%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	55

Calamos Global Growth and Income Fund

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle.

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX

I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708

I Shares	128119609

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Global Growth and Income Fund returned 6.95% (Class I shares at net asset value) versus a 13.22% return for the MSCI ACWI Index and 13.35% gain for the MSCI World Index. Although the Fund’s risk-managed global equity approach was instrumental in dampening equity volatility during multiple sell-offs over the period, it underperformed the benchmark indices. Our investments in companies with higher return on invested capital and higher growth expectations lagged the indices despite superior fundamental profiles.

Since Class I shares inception on September 18, 1997, the Fund has returned 6.96% on an annualized basis compared to a 6.20% return for the MSCI ACWI Index and 6.30% gain for the MSCI World Index. We believe this outperformance demonstrates the Fund’s ability to generate attractive long-term performance, while pursuing an active, risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

Global markets navigated multiple crosscurrents over the one-year period, including tepid economic growth, escalating trade disputes, a stronger dollar and recurrent political risk. In the period, the Fund underperformed the MSCI ACWI Index benchmark, as several of our key holdings with higher growth characteristics trailed the index as global markets rewarded companies with relatively more defensive attributes.

From a sector perspective, the Fund’s positioning in technology and energy sectors hampered results, as security selection within tech hardware and a modest overweight in integrated oil & gas detracted from performance. The Fund’s security selection in consumer discretionary and consumer staples added significant value, as holdings in the internet retail, entertainment, and packaged foods industries outperformed due to leading fundamentals among their peer companies.

From a geographic perspective, the Fund’s relative underweight stance and lagging selection in the U.S. detracted value from return in the period. In particular, Fund holdings in convertible bonds trailed the stronger gains in U.S. stocks, but also served to reduce volatility during multiple selloffs over the year. In terms of contributions, the Fund’s holdings in Emerging Asia and Japan generated strong relative returns and contributed to Fund performance as our picks of better quality businesses outpaced peers.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

From a geographic perspective, we have an underweight position in the U.S., which reflects our view of decelerating growth and relatively less-attractive valuation risk/reward. Positions emphasize secular growth and higher-quality businesses with defensible

56	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

business models. We own diversified holdings in Europe, with a blend of domestic-demand and export end markets. Positioning is largely in global secular growth opportunities and, in some cases, regionally focused businesses with stable, less-cyclical characteristics. We own a select set of investments in emerging markets within key demand areas such as interactive media & services, internet retail, as well as higher-quality banks and insurance. We are positioned underweight in Japan. Monetary conditions remain highly accommodative, and valuations are reasonable, but tepid global growth and reduced export volumes continue to challenge many Japanese companies.

From a sector perspective, we have positioned the Fund with an emphasis on opportunities in information technology, health care, communication services and the consumer sectors, among other areas. Conversely, we have an underweight stance in industrials, utilities, real estate and lower-quality foreign financials.

What closing thoughts do you have for Fund shareholders?

Global corporate and macroeconomic data has been relatively better versus expectations and continues to reflect moderate global growth conditions. Global monetary policy remains accommodative, and multiple central banks have pivoted toward a more dovish policy stance. Markets continue to encounter a set of headwinds and tailwinds, and we have seen developments with respect to corporate earnings and policy that reflect the mixed conditions facing global equities.

We see opportunities in global stocks, benefitting from better-than-expected earnings results, benign inflation and attractive valuations. In terms of portfolio positioning, we favor a blend of investments in secular growth and select defensive growth businesses. This positioning reflects our anticipation of continued moderate economic growth in the coming quarters. We favor investments in companies with earnings growth catalysts, solid cash flow generation and healthy balance sheets. From a thematic and sector perspective, we see opportunities in technology, communications services, consumer discretionary and health care companies with targeted areas of demand, in addition to more cyclical companies with sustaining catalysts and potential upside in fundamentals. Our risk-managed, active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

SECTOR WEIGHTINGS

Information Technology	18.8%
Consumer Discretionary	12.5

Financials	12.1
Health Care	11.0

Communication Services	10.5
Consumer Staples	10.0

Industrials	7.1
Energy	6.1

Materials	3.1
Utilities	2.2

Real Estate	1.1
Other	0.3

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	57

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

58	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	6.67%	4.24%	5.87%
With Sales Charge	1.58	3.23	5.36
Class C Shares – Inception 9/24/96
Without Sales Charge	5.87	3.45	5.09
With Sales Charge	4.93	3.45	5.09
Class I Shares – Inception 9/18/97	6.95	4.50	6.14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.50%; Class C shares is 2.25% and Class I shares is 1.25%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	59

Calamos Total Return Bond Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests predominantly in U.S. issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high yield bonds, bank loans and preferreds provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◾	Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed income allocation, with investments diversified across the major sectors of the U.S. bond market. Allocations to specialized fixed income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX

I Shares	CTRIX

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286

I Shares	128119278

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Total Return Bond Fund returned 10.62% (Class I shares at net asset value) underperforming the 11.51% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.48% on an annualized basis (Class I shares at net asset value) versus a 4.45% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The reporting period was marked by two distinct tones in the fixed income market. November and December of 2018 witnessed a continuation of market conditions from earlier in the fourth calendar quarter, which we characterize as risk-off driven primarily by the Federal Reserve’s messaging that it intended to tighten financial conditions through additional increases to the federal funds rate in 2019 and beyond. The credit and equity markets reacted poorly to that posturing, causing a short-term liquidity crisis as investors and dealers fled to quality assets and credit markets found little sponsorship. Treasury yields across the curve moved lower as prices rallied significantly. High yield spreads toward the end of 2019 moved wider, as investors demanded more compensation for taking on higher levels of credit risk prior to year-end 2018. Specifically, option-adjusted spreads for the investment-grade credit market moved from 118 basis points to 153 basis points during the months of November and December.

Source: U.S. Department of the Treasury

Following the 2019 new year, Chair Powell pivoted away from his hawkish stance on rates and policy accommodation, acknowledging that external pressures from both ongoing international trade disputes and the risk of a “hard Brexit” posed risks to the domestic economy. After this change in message, liquidity improved and investment-grade spreads improved briskly, tightening from the aforementioned 153 basis points to close the reporting period at 110 basis points. Other investment-grade-risk markets, such as securitized products and government agency debt, followed suit to a lesser degree.

60	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

With a 15.4% return, corporate bonds were the best-performing sector within the index. The Fund held an overweight in corporate debt over the reporting period, but the Fund’s sector duration was shorter than the corporate component of the benchmark. As a result, the overweight allocation to corporate bonds across financial, industrial and utility related sectors contributed to performance, while security selection in industrials and utilities detracted from performance. We continue to favor an overweight to corporate bonds held primarily in shorter-than-benchmark duration issues as a means of delivering more income while mitigating the impact of credit-spread volatility.

Within the investment-grade universe, AAA-rated bonds were the weakest performer among ratings categories, and the Fund’s underweight to AAA-rated securities buoyed performance, as did security selection within the category owing to the Fund’s longer duration than the AAA universe.1 Security selection within our BBB-rated holdings detracted from performance, again due to the shorter duration positioning of our more credit-sensitive investment-grade holdings.

How is the Fund positioned?

The Fund has an option-adjusted duration of 5.8 years equal to the 5.8 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A+ when compared to the AA quality of the benchmark. The strong rebound in credit spreads across investment-grade ratings categories, coupled with marked declines in Treasury yields, led to strong positive returns during the reporting period. While the Fund remains overweight corporate bonds and asset-backed securities, the weighting of each was reduced during the reporting period, as the team sought to capture returns associated with recent spread tightening. In turn, allocations to Treasuries and mortgage-backed securities both increased, although each sector allocation remains underweight to the benchmark.

Within the corporate bond allocation, our largest overweight allocations are found in the consumer non-cyclical and insurance sectors. The positions in the consumer non-cyclicals and insurance help us establish more of a corporate bond overweight in less-cyclical businesses. Underweight allocations include the capital goods and energy sectors.

What are your closing thoughts for Fund shareholders?

We expect the economy to achieve slow growth, with a low probability of a near-term recession. Despite recent marginal improvements to unresolved geopolitical issues along with positive reactions to Fed policy and guidance, we anticipate continued volatility in interest rate and corporate credit markets. We continue to characterize the economy as being in the late innings of expansion, with corporate credit fundamentals showing early signs of weakness. The supply-and-demand technicals continue to provide a favorable environment for corporate debt in the short-to-intermediate term. There has been ample demand to meet this year’s supply, and we expect this trend to continue in the coming months as investors seek income. As always, we are applying strict discipline to our bond-by-bond investment approach, as we believe it is critical to appropriately balance risk and reward through active risk management.

1	Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk.

ASSET ALLOCATION

U.S. Government and Agency Securities	44.6
Corporate Bonds	41.6

Asset Backed Securities	5.9
Bank Loans	2.9

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	61

Calamos Total Return Bond Fund

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

62	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	10.24%	2.97%	3.20%
With Sales Charge	7.72	2.18	2.81
Class C Shares – Inception 6/27/07
Without Sales Charge	9.42	2.20	2.44
With Sales Charge	8.42	2.20	2.44
Class I Shares – Inception 6/27/07	10.62	3.24	3.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.05%; Class C shares is 1.80% and Class I shares is 0.80%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	63

Calamos High Income Opportunities Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests mainly in high yield securities from U.S. issuers with the goal of generating a high level of current income and total return that provides consistent excess returns over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◾	Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX

I Shares	CIHYX

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799

I Shares	128119781

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos High Income Opportunities Fund returned 6.11% (Class I shares at net asset value) versus a gain of 8.38% for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Since Class I Shares inception on March 1, 2002, the Fund gained 6.34% on an annualized basis (Class I shares at net asset value) versus a 8.14% return for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

Two distinct tones marked the high yield credit market during the annual period. November and December of 2018 witnessed a continuation of market conditions from earlier in the fourth calendar quarter, which we characterize as risk-off driven primarily by the Federal Reserve’s messaging that it intended to continuing tightening financial conditions by increasing the federal funds rate in 2019 and beyond. The credit and equity markets reacted poorly to that posturing, causing a short-term liquidity crisis as investors and dealers fled to quality assets and high yield bonds found little sponsorship. Treasury yields across the curve moved lower as prices rallied significantly. High yield spreads toward the end of 2018 moved wider, as investors demanded more compensation for taking on higher levels of credit risk. Specifically, option-adjusted spreads for the high yield market moved from 372 basis points to 526 basis points during November and December of 2018.

Performance of the high yield asset class reversed sharply in the first quarter of 2019, as Chair Powell pivoted away from his hawkish stance on rates and accommodation, liquidity regained its health, and spreads tightened from the aforementioned 526 basis points to close the first calendar quarter at 391 basis points. The total return for the Fund’s primary benchmark during the first three months of 2019 was a strong 7.26%.

64	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

The months that followed up until the close of the annual period saw a continued rally in Treasury notes and bonds. With all rates beyond one-year maturities on the Treasury yield curve falling by at least 100 basis points during the annual reporting period, high yield credit spreads have been largely range bound.

Despite the rally in risk assets during the period, there was a limit to the generic level of credit risk that attracted investors. Higher-quality, below-investment-grade bonds rated BB delivered returns of 11.6%, whereas CCC-rated issuers delivered a loss of -2.0%.1 Idiosyncratic circumstances drove part of the differential, as default rates increased year-over-year from 2.0% to 2.8%, with much of the increase driven by defaults in the energy sector. As a result, our underweight to BB-rated bonds impacted performance negatively, while our overweight to out-of-benchmark, BBB-rated credits was a positive.

From a sector perspective, the team’s security selection within the basic industry and consumer cyclical sectors contributed to return. Conversely, our security selection within the energy and consumer non-cyclical sectors detracted from performance.

How is the Fund positioned?

The Fund is currently overweight the pharmaceuticals, property and casualty insurance, and brokerage/asset managers industries. The pharmaceutical overweight is a result of idiosyncratic opportunities in three companies, while the property and casualty insurance overweight is connected to favorable consolidation trends in the industry. Our largest underweights are in the metals and mining, banking and chemicals industries. The underweight to metals and mining is driven by our cautious view of cyclical demand for industrial and commercial construction raw materials.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, while currently overweight both BBB and B issuers. The Fund is positioned short (3.0 years) in comparison to the option-adjusted duration2 of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (3.1 years).

Over the reporting period, the team has added to positions in the cable/satellite, automotive, and property and casualty insurance industries. In addition, we reduced the portfolio exposure to independent energy, metals and mining, and midstream energy credit. Independent energy and metals & mining are underweight positions, while midstream remains a slight overweight following the reduction of exposure.

What are your closing thoughts for Fund shareholders?

We expect the economy to achieve slow growth, with a low probability of near-term recession. However, the growing list of unresolved geopolitical issues along with market reactions to Fed policy and guidance lead us to anticipate continued volatility in interest rate and corporate credit markets. We continue to characterize the economy as being in the late innings of expansion, with corporate credit fundamentals showing signs of weakness. The supply-and-demand technicals continue to provide a favorable environment for corporate debt in the short-to-intermediate term. There has been ample demand to meet this year’s supply, and we expect that environment to continue in coming months as investors continue to seek income. Given the uptick in the trailing 12-month default rate to roughly 2.5%, we believe investors need to be vigilant in the

[1]	Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk.
[2]	Duration provides a measure of the Fund’s interest rate sensitivity. The longer a fund’s duration, the more sensitive it is to changes in interest rates.

SECTOR WEIGHTINGS

Consumer Discretionary	16.2%
Communication Services	15.7

Financials	14.1
Industrials	13.8

Health Care	12.2
Energy	10.1

Consumer Staples	4.1
Materials	3.1

Information Technology	2.1
Utilities	1.3

Real Estate	0.8

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	65

Calamos High Income Opportunities Fund

selection of high yield credits. As always, we are applying strict discipline to our bond-by-bond investment approach, as we believe it is critical to balance risk and reward appropriately through active risk management.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and Strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

*	Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

66	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	5.85%	3.11%	5.36%
With Sales Charge	3.50	2.11	4.86
Class C Shares – Inception 12/21/00
Without Sales Charge	5.04	2.32	4.56
With Sales Charge	4.04	2.32	4.56
Class I Shares – Inception 3/1/02	6.11	3.37	5.63

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 1.46%, Class C is 2.22% and Class I is 1.21%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	67

Calamos Short-Term Bond Fund

OVERVIEW

Through its multi-sector fixed income strategy, the fund invests predominantly in U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◾	Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◾	Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high yield bonds, bank loans and preferreds provides additional opportunities.

◾	Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◾	Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2019, Calamos Short-Term Bond Fund returned 5.09% (Class I shares at net asset value) slightly outperforming the 4.89% return of the Bloomberg Barclays 1-3 Year Government/Credit Index and 5.51% return for the Bloomberg Barclays U.S. 1-3 Year Credit Index.

Since its inception on September 19, 2018, the Fund gained 4.69% on an annualized basis (Class I shares at net asset value) versus a 4.58% return for the Bloomberg Barclays 1-3 Year Government/Credit Index and 5.08% return for the Bloomberg Barclays U.S. 1-3 Year Credit Index.

What factors influenced performance?

The reporting period was marked by two distinct tones in the fixed income market. November and December of 2018 witnessed a continuation of market conditions from earlier in the fourth calendar quarter, which we characterize as risk-off driven primarily by the Federal Reserve’s messaging that it intended to tighten financial conditions through additional increases to the federal funds rate in 2019 and beyond. The credit and equity markets reacted poorly to that posturing, causing a short-term liquidity crisis as investors and dealers fled to quality assets, and credit markets found little sponsorship. Treasury yields across the curve moved lower as prices rallied significantly. Option-adjusted spreads for the short-term investment-grade credit market moved from 59 basis points to 86 basis points during the months of November and December.

Following the new year, Chair Powell pivoted away from his hawkish stance on rates and policy accommodation, acknowledging that external pressures from both ongoing international trade disputes and the risk of a “hard Brexit” posed risks to the U.S. economy. After this change in message, liquidity improved and short-term investment-grade spreads improved briskly, tightening from the aforementioned 86 basis points to close the period at 50 basis points. Other short-term investment grade risk markets, such as securitized products and government agency debt, followed suit to a lesser degree. Both Treasury yield and credit spread factors helped drive positive returns across all major sectors of the Bloomberg Barclays 1-3 Year Government/Credit Index.

With a 5.6% return, corporate bonds were the best-performing sector within the index for the 12-month period ended October 31, 2019. The Fund held an overweight in corporate debt over the reporting period. As a result, the overweight allocation and security selection across financial, industrial and utility-related sectors contributed positively to performance. We continue to favor an overweight to corporate bonds and asset-backed securities in the Short-Term Bond Fund, as visibility for company operations and consumer credit performance are high over the life of the securities the Fund holds.

How is the Fund positioned?

The Fund has a neutral duration1 to the 1.8 years duration of the Bloomberg Barclays 1-3 Year Government/Credit Index, the Fund’s benchmark.

[1]	Duration provides a measure of the Fund’s interest rate sensitivity. The longer a fund’s duration, the more sensitive it is to shifts in interest rates.

68	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A when compared to the AA+ quality of the benchmark.

The strong rebound in credit spreads across investment-grade ratings categories, coupled with marked declines in Treasury yields, led to strong positive returns during the reporting period. While the Fund remains overweight corporate bonds and asset-backed securities, the weighting of financial-related corporate bonds was reduced during the reporting period, with a corresponding increase in the allocation to Treasuries, though the Fund continued to be underweight Treasuries and Agencies following the changes.

Within the corporate bond allocation, we are overweight each sector of the market. The largest overweight allocations went toward the consumer cyclical and consumer non-cyclical sectors, with the smallest going to the other industrial and banking sectors.

What are your closing thoughts for Fund shareholders?

We expect the economy to achieve slow growth, with a low probability of near-term recession. Despite recent marginal improvements to unresolved geopolitical issues, along with positive market reactions to Fed policy and guidance, we anticipate continued volatility in interest rate and corporate credit markets. We continue to characterize the economy as being in the late innings of expansion, with corporate credit fundamentals showing early signs of weakness. The supply-and-demand technicals continue to provide a favorable environment for corporate debt in the short to intermediate term. There has been ample demand to meet this year’s supply, and we expect this trend to continue in the coming months as investors seek income. As always, we are applying strict discipline to our bond-by-bond investment approach, as we believe it is critical to appropriately balance risk and reward through active risk management.

Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. The views and strategies described may not be suitable for all investors. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

ASSET ALLOCATION

Corporate Bonds	71.2%
Asset Backed Securities	14.7

U.S. Government and Agency Securities	7.0
Bank Loans	4.2

Residential Mortgage Backed Securities	1.7
Municipal Obligations	0.3

Convertible Bonds	0.2

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	69

Calamos Short-Term Bond Fund

GROWTH OF $1,000,000: SINCE INCEPTION THROUGH 10/31/19

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/19

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	4.84%	4.43%
With Sales Charge	2.48	2.33
Class I Shares – Inception 9/19/18	5.09	4.69

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/19, the Fund’s gross expense ratio for Class A shares is 0.95% and Class I is 0.70%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg Barclays Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays U.S. 1-3 Year Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

70	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2019 to October 31, 2019, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2019 to October 31, 2019, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	71

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2019 and held through October 31, 2019.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.27	$10.07	$5.00	$—
Actual – Ending Balance	$1,022.20	$1,018.60	$1,023.70	$—

Hypothetical Expenses per $1,000*	$6.26	$10.06	$4.99	$—
Hypothetical – Ending Value	$1,019.00	$1,015.22	$1,020.26	$—

Annualized expense ratio(1),(2)	1.23%	1.98%	0.98%	—
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000*	$6.12	$9.93	$4.85	$—
Actual – Ending Balance	$1,024.80	$1,020.90	$1,025.80	$—

Hypothetical Expenses per $1,000*	$6.11	$9.91	$4.84	$—
Hypothetical – Ending Value	$1,019.16	$1,015.38	$1,020.42	$—

Annualized expense ratio(3)	1.20%	1.95%	0.95%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$16.45	$20.17	$15.17	$—
Actual – Ending Balance	$983.90	$980.90	$985.70	$—

Hypothetical Expenses per $1,000*	$16.66	$20.42	$15.35	$—
Hypothetical – Ending Value	$1,008.62	$1,004.84	$1,009.93	$—

Annualized expense ratio(1),(2)	3.29%	4.04%	3.03%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.90	$9.69	$4.68	$—
Actual – Ending Balance	$1,016.80	$1,013.10	$1,018.60	$—

Hypothetical Expenses per $1,000*	$5.90	$9.70	$4.69	$—
Hypothetical – Ending Value	$1,019.36	$1,015.58	$1,020.57	$—

Annualized expense ratio	1.16%	1.91%	0.92%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.67	$10.46	$5.40	$—
Actual – Ending Balance	$1,019.80	$1,015.40	$1,020.20	$—

Hypothetical Expenses per $1,000*	$6.67	$10.46	$5.40	$—
Hypothetical – Ending Value	$1,018.60	$1,014.82	$1,019.86	$—

Annualized expense ratio	1.31%	2.06%	1.06%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000**	$16.65	$—	$13.60	$4.18
Actual – Ending Balance	$947.40	$—	$948.90	$993.00

Hypothetical Expenses per $1,000**	$17.14	$—	$14.01	$4.23
Hypothetical – Ending Value	$1,003.86	$—	$1,007.00	$1,016.80

Annualized expense ratio(3)	4.08%	—	3.33%	1.00%
CALAMOS TIMPANI SMID GROWTH FUND
Actual Expenses per $1,000**	$3.28	$—	$2.64	$2.56
Actual – Ending Balance	$901.00	$—	$902.00	$902.00

Hypothetical Expenses per $1,000**	$3.47	$—	$2.79	$2.71
Hypothetical – Ending Value	$1,009.15	$—	$1,009.83	$1,009.90

Annualized expense ratio(3)	1.37%	—	1.10%	1.07%

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**	Expenses for all Fund Classes A, I, and R6 are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365.

(1)	Annualized Expense Ratios for Market Neutral Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver related to their investment in an affiliated fund.

(2)	Includes 0.18% and 1.29% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)	Annualized Expense Ratios for Hedged Equity Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.

72	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2019 and held through October 31, 2019.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.77	$10.58	$5.50	$—
Actual – Ending Balance	$1,020.90	$1,017.30	$1,022.20	$—

Hypothetical Expenses per $1,000*	$6.77	$10.56	$5.50	$—
Hypothetical – Ending Value	$1,018.50	$1,014.72	$1,019.76	$—

Annualized expense ratio(1)	1.33%	2.08%	1.08%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.57	$9.39	$4.30	$—
Actual – Ending Balance	$1,027.70	$1,023.60	$1,028.90	$—

Hypothetical Expenses per $1,000*	$5.55	$9.35	$4.28	$—
Hypothetical – Ending Value	$1,019.71	$1,015.93	$1,020.97	$—

Annualized expense ratio	1.09%	1.84%	0.84%	—
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.92	$10.74	$5.64	$—
Actual – Ending Balance	$1,034.10	$1,029.90	$1,035.40	$—

Hypothetical Expenses per $1,000*	$6.87	$10.66	$5.60	$—
Hypothetical – Ending Value	$1,018.40	$1,014.62	$1,019.66	$—

Annualized expense ratio(2)	1.35%	2.10%	1.10%	—
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.89	$9.72	$4.62	$—
Actual – Ending Balance	$1,032.70	$1,029.10	$1,034.70	$—

Hypothetical Expenses per $1,000*	$5.85	$9.65	$4.58	$—
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,020.67	$—

Annualized expense ratio(2)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND(a)
Actual Expenses per $1,000*	$5.64	$9.46	$4.36	$4.05
Actual – Ending Balance	$1,032.70	$1,028.40	$1,033.50	$1,033.80

Hypothetical Expenses per $1,000*	$5.60	$9.40	$4.33	$4.02
Hypothetical – Ending Value	$1,019.66	$1,015.88	$1,020.92	$1,021.20

Annualized expense ratio(2)	1.10%	1.85%	0.85%	0.79%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.02	$11.78	$6.76	$—
Actual – Ending Balance	$1,001.40	$997.70	$1,002.80	$—

Hypothetical Expenses per $1,000*	$8.08	$11.88	$6.82	$—
Hypothetical – Ending Value	$1,017.19	$1,013.41	$1,018.45	$—

Annualized expense ratio	1.59%	2.34%	1.34%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.01	$10.77	$5.75	$—
Actual – Ending Balance	$1,000.90	$996.10	$1,001.70	$—

Hypothetical Expenses per $1,000*	$7.07	$10.87	$5.80	$—
Hypothetical – Ending Value	$1,018.20	$1,014.42	$1,019.46	$—

Annualized expense ratio(2)	1.39%	2.14%	1.14%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Growth Fund is adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)	Annualized Expense Ratios for Dividend Growth Fund, Opportunistic Value Fund, International Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

(a)	Expenses for Fund Class R6 of the International Growth Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

www.calamos.com	73

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2019 and held through October 31, 2019.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.39	$11.14	$6.14	$—
Actual – Ending Balance	$994.70	$990.70	$996.10	$—

Hypothetical Expenses per $1,000*	$7.43	$11.27	$6.21	$—
Hypothetical – Ending Value	$1,017.85	$1,014.01	$1,019.05	$—

Annualized expense ratio	1.46%	2.22%	1.22%	—
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.65	$8.51	$3.36	$—
Actual – Ending Balance	$1,049.80	$1,045.90	$1,052.10	$—

Hypothetical Expenses per $1,000*	$4.58	$8.39	$3.31	$—
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,021.93	$—

Annualized expense ratio(2)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$5.07	$8.85	$3.81	$—
Actual – Ending Balance	$1,011.50	$1,006.80	$1,012.80	$—

Hypothetical Expenses per $1,000*	$5.09	$8.89	$3.82	$—
Hypothetical – Ending Value	$1,020.16	$1,016.38	$1,021.42	$—

Annualized expense ratio(2)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND(b)
Actual Expenses per $1,000	$3.32	$—	$2.04	$—
Actual – Ending Balance	$1,024.40	$—	$1,025.70	$—

Hypothetical Expenses per $1,000	$3.31	$—	$2.04	$—
Hypothetical – Ending Value	$1,021.93	$—	$1,023.19	$—

Annualized expense ratio(2)	0.65%	—	0.40%	—

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(2)	Annualized Expense Ratios for Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.

(b)	Expenses for all Fund Classes of the Short-Term Bond Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

74	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (40.5%)
		Communication Services (4.0%)
12,000,000		Bilibili, Inc.* 1.375%, 04/01/26	$11,064,480

8,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	11,949,276

1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	9,458,700

11,000,000		Gannett Company, Inc. 4.750%, 04/15/24	12,002,485

1,500,000		Gogo, Inc.* 6.000%, 05/15/22	1,823,565

5,000,000		IAC Financeco 3, Inc.* 2.000%, 01/15/30	5,593,750

30,000,000		IAC FinanceCo, Inc.*~ 0.875%, 10/01/22	47,742,300

		iQIYI, Inc.*
20,000,000		2.000%, 04/01/25	18,182,100
10,000,000		3.750%, 12/01/23	10,259,000

5,000,000		Liberty Media Corp.* 2.250%, 12/01/48	5,942,550

5,000,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	6,336,250

15,000,000		Momo, Inc. 1.250%, 07/01/25	13,856,700

10,000,000		Sea, Ltd. 2.250%, 07/01/23	16,941,450

29,970,000		Snap, Inc.*~ 0.750%, 08/01/26	30,397,522

		Twitter, Inc.~
34,000,000		0.250%, 06/15/24^	32,499,240
15,000,000		1.000%, 09/15/21	14,502,000

7,500,000		Vonage Holdings Corp.* 1.750%, 06/01/24	7,334,775

13,000,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	31,120,895

		YY, Inc.*^
10,000,000		1.375%, 06/15/26	9,249,900
10,000,000		0.750%, 06/15/25	9,250,700

		Zillow Group, Inc.*
11,500,000		0.750%, 09/01/24	11,548,932
7,500,000		1.375%, 09/01/26	7,451,475

22,500,000		Zynga, Inc.*~^ 0.250%, 06/01/24	23,124,375

			347,632,420

		Consumer Discretionary (6.6%)
69,000,000		Booking Holdings, Inc.~ 0.350%, 06/15/20	107,578,245

		Chegg, Inc.
15,957,000		0.125%, 03/15/25*^	14,929,529
15,000,000		0.250%, 05/15/23~	19,661,925

PRINCIPAL AMOUNT			VALUE

35,327,000		Ctrip.com International, Ltd.~^ 1.990%, 07/01/25	$37,045,305

		Etsy, Inc.^
16,000,000		0.000%, 03/01/23~	22,675,760
10,000,000		0.125%, 10/01/26*	9,141,200

15,000,000		Guess, Inc.*~ 2.000%, 04/15/24	14,378,925

14,050,000		LGI Homes, Inc.~ 4.250%, 11/15/19	51,645,903

25,000,000		MercadoLibre, Inc.~ 2.000%, 08/15/28	35,556,125

30,000,000		NIO, Inc.*~ 4.500%, 02/01/24	8,605,350

20,000,000		Pinduoduo, Inc.*^ 0.000%, 10/01/24	23,274,900

7,000,000		Quotient Technology, Inc. 1.750%, 12/01/22	6,688,535

15,500,000	EUR	Takeaway.com, NV 2.250%, 01/25/24	22,297,824

		Tesla, Inc.~
50,000,000		2.375%, 03/15/22	58,685,000
50,000,000		2.000%, 05/15/24^	61,276,000
10,000,000		1.250%, 03/01/21	10,875,450

		Wayfair, Inc.
35,000,000		1.000%, 08/15/26*~	30,968,875
25,000,000		1.125%, 11/01/24*~^	25,629,750
12,500,000		0.375%, 09/01/22^	13,289,688

5,000,000		Winnebago Industries, Inc. 1.500%, 04/01/25	5,100,000

			579,304,289

		Consumer Staples (0.4%)
10,000,000		Herbalife Nutrition, Ltd. 2.625%, 03/15/24	10,112,450

15,000,000	GBP	J Sainsbury, PLC 1.250%, 11/21/19	19,422,481

4,000,000		Turning Point Brands, Inc.* 2.500%, 07/15/24	3,196,200

			32,731,131

		Energy (0.3%)
15,000,000		Chesapeake Energy Corp. 5.500%, 09/15/26	8,424,000

5,000,000		Nabors Industries, Inc. 0.750%, 01/15/24	3,205,700

5,000,000		Oasis Petroleum, Inc.~ 2.625%, 09/15/23	3,512,100

4,000,000		Renewable Energy Group, Inc. 4.000%, 06/15/36	6,499,840

4,000,000		SEACOR Holdings, Inc. 3.250%, 05/15/30	3,664,680

4,267,000		Whiting Petroleum Corp. 1.250%, 04/01/20	4,194,376

			29,500,696

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Market Neutral Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

		Financials (1.6%)
3,500,000		Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	$3,530,275

21,120,000		AXA, SA*~ 7.250%, 05/15/21	22,105,354

10,000,000		Goldman Sachs BDC, Inc. 4.500%, 04/01/22	10,260,750

5,000,000		Heritage Insurance Holdings, Inc. 5.875%, 08/01/37	5,857,250

5,000,000		Hope Bancorp, Inc. 2.000%, 05/15/38	4,620,575

10,000,000		JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*^§ 0.250%, 05/01/23	10,201,250

30,000,000		LendingTree, Inc.~ 0.625%, 06/01/22	54,280,350

5,000,000		PRA Group, Inc. 3.500%, 06/01/23	5,080,875

7,500,000		Qudian, Inc.* 1.000%, 07/01/26	7,100,775

		Redwood Trust, Inc.
5,000,000		5.625%, 07/15/24	5,086,100
5,000,000		4.750%, 08/15/23	5,041,150

5,000,000		RWT Holdings, Inc.* 5.750%, 10/01/25	5,081,000

			138,245,704

		Health Care (4.9%)
5,000,000		Aerie Pharmaceuticals, Inc.* 1.500%, 10/01/24	5,579,050

5,000,000		Allscripts Healthcare Solutions, Inc.~^ 1.250%, 07/01/20	4,963,500

5,000,000		AMAG Pharmaceuticals, Inc.~ 3.250%, 06/01/22	3,878,500

10,000,000	EUR	Bayer, AG 0.050%, 06/15/20	11,141,621

5,000,000		CONMED Corp.* 2.625%, 02/01/24	6,850,800

22,953,000		DexCom, Inc.~ 0.750%, 05/15/22	37,548,927

5,000,000		Evolent Health, Inc. 1.500%, 10/15/25	3,304,200

5,000,000		Flexion Therapeutics, Inc. 3.375%, 05/01/24	4,844,625

2,500,000		Immunomedics, Inc. 4.750%, 02/15/20	7,890,975

17,000,000		Innoviva, Inc.~ 2.500%, 08/15/25	16,941,605

13,333,000		Insmed, Inc.~ 1.750%, 01/15/25	11,432,514

17,500,000		Insulet Corp.* 0.375%, 09/01/26	16,749,512

PRINCIPAL AMOUNT		VALUE

	Intercept Pharmaceuticals, Inc.
5,000,000	3.250%, 07/01/23	$4,386,000
5,000,000	2.000%, 05/15/26	4,719,150

3,000,000	Invacare Corp. 4.500%, 06/01/22	2,554,830

5,000,000	Invitae Corp.* 2.000%, 09/01/24	4,566,200

25,000,000	Ionis Pharmaceuticals, Inc.~ 1.000%, 11/15/21	27,596,375

	Ironwood Pharmaceuticals, Inc.
9,500,000	1.500%, 06/15/26*	9,529,498
7,500,000	0.750%, 06/15/24*	7,468,313
2,423,000	2.250%, 06/15/22	2,550,074

15,000,000	Ligand Pharmaceuticals, Inc.~ 0.750%, 05/15/23	13,027,875

	Medicines Company
12,500,000	2.750%, 07/15/23	15,593,188
7,500,000	2.500%, 01/15/22~	12,100,500
4,000,000	3.500%, 01/15/24*	8,995,720

15,000,000	Neurocrine Biosciences, Inc.^ 2.250%, 05/15/24	21,915,000

22,050,000	NuVasive, Inc.~^ 2.250%, 03/15/21	27,662,717

5,000,000	OPKO Health, Inc. 4.500%, 02/15/25	3,848,950

5,000,000	Pacira BioSciences, Inc.^ 2.375%, 04/01/22	5,043,625

6,661,000	Quidel Corp.~ 3.250%, 12/15/20	12,440,017

5,000,000	Radius Health, Inc. 3.000%, 09/01/24	4,741,025

5,000,000	Retrophin, Inc.^ 2.500%, 09/15/25	3,755,950

20,000,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	28,283,400

13,000,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	12,025,845

2,276,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	2,368,371

	Teladoc Health, Inc.
8,050,000	1.375%, 05/15/25^	13,069,296
8,000,000	3.000%, 12/15/22~	15,020,240

5,000,000	Theravance Biopharma, Inc. 3.250%, 11/01/23	4,354,325

5,000,000	Tilray, Inc. 5.000%, 10/01/23	2,776,950

11,461,000	Wright Medical Group, Inc.^ 1.625%, 06/15/23	11,013,219

10,000,000	Wright Medical Group, NV~ 2.250%, 11/15/21	11,811,450

		424,343,932

76	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	Industrials (0.3%)
5,000,000	Aerojet Rocketdyne Holdings, Inc.~ 2.250%, 12/15/23	$8,713,125

11,250,000	FTI Consulting, Inc.^ 2.000%, 08/15/23	14,037,525

		22,750,650

	Information Technology (20.4%)
2,500,000	8x8, Inc.* 0.500%, 02/01/24	2,548,788

38,500,000	Advanced Micro Devices, Inc.~ 2.125%, 09/01/26	167,084,032

21,500,000	Akamai Technologies, Inc.* 0.375%, 09/01/27	21,437,757

10,000,000	Altair Engineering, Inc. 0.250%, 06/01/24	10,397,550

	Alteryx, Inc.
12,500,000	0.500%, 06/01/23~	27,060,875
10,000,000	1.000%, 08/01/26*^	9,050,850
10,000,000	0.500%, 08/01/24*	9,269,050

38,000,000	Atlassian, Inc.~ 0.625%, 05/01/23	60,676,120

5,000,000	Avaya Holdings Corp. 2.250%, 06/15/23	4,330,000

7,500,000	Benefitfocus, Inc.* 1.250%, 12/15/23	6,402,975

14,000,000	Blackline, Inc.* 0.125%, 08/01/24	13,331,150

3,000,000	CalAmp Corp. 2.000%, 08/01/25	2,466,660

8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	8,778,704

11,376,000	Coupa Software, Inc.*~^ 0.125%, 06/15/25	12,980,300

11,000,000	CSG Systems International, Inc. 4.250%, 03/15/36	12,923,515

20,000,000	Cypress Semiconductor Corp.~ 4.500%, 01/15/22	34,718,700

10,000,000	Envestnet, Inc. 1.750%, 12/15/19	10,243,650

	FireEye, Inc.
7,500,000	0.875%, 06/01/24	7,435,088
5,000,000	1.625%, 06/01/35	4,820,925
5,000,000	1.000%, 06/01/35~	4,945,150

17,000,000	Five9, Inc.~^ 0.125%, 05/01/23	25,251,970

5,000,000	GDS Holdings, Ltd.^ 2.000%, 06/01/25	5,305,625

4,999,000	Guidewire Software, Inc. 1.250%, 03/15/25	5,973,005

30,000,000	HubSpot, Inc.~ 0.250%, 06/01/22	51,324,600

PRINCIPAL AMOUNT		VALUE

5,000,000	II-VI, Inc. 0.250%, 09/01/22	$5,047,825

15,000,000	Infinera Corp. 2.125%, 09/01/24	13,188,450

8,000,000	Inphi Corp. 1.125%, 12/01/20	14,497,920

10,000,000	Insight Enterprises, Inc.*^ 0.750%, 02/15/25	10,917,900

15,000,000	Intel Corp.~^ 3.250%, 08/01/39	41,567,325

6,300,000	InterDigital, Inc.* 2.000%, 06/01/24	6,232,842

25,000,000	j2 Global, Inc.~ 3.250%, 06/15/29	36,866,750

7,500,000	LivePerson, Inc.*^ 0.750%, 03/01/24	9,536,213

	Microchip Technology, Inc.
20,000,000	1.625%, 02/15/25~	38,574,300
19,903,000	1.625%, 02/15/27~	26,088,255
7,500,000	2.250%, 02/15/37	9,849,825

23,975,000	Micron Technology, Inc.~ 3.125%, 05/01/32	114,348,643

15,000,000	MongoDB, Inc.~ 0.750%, 06/15/24	29,718,675

20,000,000	New Relic, Inc.~ 0.500%, 05/01/23	19,274,300

15,000,000	Nice Systems, Inc.~^ 1.250%, 01/15/24	29,189,550

12,229,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	11,915,143

11,500,000	Nutanix, Inc. 0.000%, 01/15/23	11,042,300

31,942,000	NXP Semiconductors, NV~^ 1.000%, 12/01/19	35,225,638

	Okta, Inc.
22,500,000	0.250%, 02/15/23~	52,012,125
22,500,000	0.125%, 09/01/25*	21,348,450

25,000,000	ON Semiconductor Corp.~^ 1.625%, 10/15/23	31,116,375

10,000,000	OSI Systems, Inc.~ 1.250%, 09/01/22	11,056,250

30,000,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	32,984,700

10,000,000	Pluralsight, Inc.* 0.375%, 03/01/24	8,774,350

7,000,000	Proofpoint, Inc.*^ 0.250%, 08/15/24	7,262,010

5,000,000	PROS Holdings, Inc.* 1.000%, 05/15/24	5,303,225

10,000,000	Pure Storage, Inc. 0.125%, 04/15/23	10,488,550

	Q2 Holdings, Inc.
15,000,000	0.750%, 02/15/23~	20,703,975
5,625,000	0.750%, 06/01/26*	5,983,453

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Market Neutral Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

20,000,000	RealPage, Inc.~ 1.500%, 11/15/22	$30,689,300

23,000,000	RingCentral, Inc.~ 0.000%, 03/15/23	46,470,695

7,500,000	Rovi Corp.^ 0.500%, 03/01/20	7,455,600

7,000,000	SailPoint Technologies Holding, Inc.* 0.125%, 09/15/24	6,811,000

50,000,000	ServiceNow, Inc.~^ 0.000%, 06/01/22	93,763,500

15,000,000	Silicon Laboratories, Inc.~^ 1.375%, 03/01/22	19,014,900

	Splunk, Inc.
35,000,000	0.500%, 09/15/23~	38,044,125
25,000,000	1.125%, 09/15/25^	27,757,000

	Square, Inc.
25,000,000	0.375%, 03/01/22~	67,749,375
20,000,000	0.500%, 05/15/23^	22,159,400

12,500,000	Synaptics, Inc.^ 0.500%, 06/15/22	11,849,312

15,000,000	Teradyne, Inc.~ 1.250%, 12/15/23	29,825,325

15,000,000	TTM Technologies, Inc.~ 1.750%, 12/15/20	19,214,700

30,000,000	Twilio, Inc.~^ 0.250%, 06/01/23	45,627,150

6,000,000	Viavi Solutions, Inc.~^ 1.000%, 03/01/24	8,102,610

10,000,000	Vishay Intertechnology, Inc.^ 2.250%, 06/15/25	9,864,500

15,000,000	Weibo Corp.^ 1.250%, 11/15/22	14,093,025

	Workday, Inc.~
35,000,000	0.250%, 10/01/22^	44,617,825
12,500,000	1.500%, 07/15/20	25,310,750

12,500,000	Workiva, Inc.* 1.125%, 08/15/26	11,319,437

10,000,000	Zendesk, Inc.~ 0.250%, 03/15/23	13,005,600

		1,781,617,485

	Materials (0.6%)
20,000,000	Allegheny Technologies, Inc.~ 4.750%, 07/01/22	32,268,400

3,000,000	Pretium Resources, Inc. 2.250%, 03/15/22	3,047,580

5,000,000	SSR Mining, Inc.* 2.500%, 04/01/39	5,691,125

5,000,000	TimkenSteel Corp. 6.000%, 06/01/21	4,672,225

5,000,000	United States Steel Corp.* 5.000%, 11/01/26	5,396,100

		51,075,430

PRINCIPAL AMOUNT			VALUE

		Real Estate (1.3%)
10,000,000	EUR	Deutsche Wohnen, SE 0.325%, 07/26/24	$11,697,263

40,000,000		Extra Space Storage, LP*~ 3.125%, 10/01/35	49,311,800

6,000,000		Forestar Group, Inc. 3.750%, 03/01/20	6,073,560

17,700,000		IH Merger Sub, LLC 3.500%, 01/15/22	24,381,042

10,500,000	EUR	IMMOFINANZ, AG 1.500%, 01/24/24	14,789,493

7,500,000		iStar, Inc. 3.125%, 09/15/22	7,991,137

			114,244,295

		Utilities (0.1%)
500,000,000	JPY	Chugoku Electric Power Company, Inc. 0.000%, 01/24/20	4,759,191

		TOTAL CONVERTIBLE BONDS (Cost $3,177,104,032)	3,526,205,223

SYNTHETIC CONVERTIBLE SECURITIES (0.9%)¤
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.3%)#
		Communication Services (0.0%)
		CyberAgent, Inc.
40 400,000,000	JPY	Call, 02/17/23, Strike 95.84	197,888
70 228,838,680	JPY	Call, 02/17/23, Strike 95.44	302,414

2,640 25,449,600		Electronic Arts, Inc. Call, 12/20/19, Strike $105.00	233,640

750 14,373,750		Facebook, Inc. Call, 12/20/19, Strike $225.00	26,625

50 500,000,000	JPY	Zenrin Company, Ltd. Call, 03/31/23, Strike 96.21	192,995

			953,562

		Consumer Discretionary (0.1%)
250 44,416,500		Amazon.com, Inc. Call, 11/15/19, Strike $2,150.00	5,125

		DCM Holdings Company, Ltd.
1,000 1,000,000,000	JPY	Call, 12/21/20, Strike 99.13	1,144,138
900 900,000,000	JPY	Call, 12/21/20, Strike 99.35	1,029,724

		EDION Corp.
60 600,000,000	JPY	Call, 06/19/20, Strike 99.51	391,675
50 500,000,000	JPY	Call, 06/19/20, Strike 99.67	320,411

78	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		EDION Corp. (cont.)
50 49,916,650	JPY	Call, 06/19/25, Strike 94.30	$491,125

100 1,000,000,000	JPY	HIS Company, Ltd. Call, 11/15/24, Strike 96.54	230,538

		Takashimaya Company, Ltd.
100 116,873,500	JPY	Call, 12/06/23, Strike 97.28	125,631
50 58,436,750	JPY	Call, 12/06/23, Strike 97.18	62,816
50 58,436,750	JPY	Call, 12/06/23, Strike 97.29	62,816

250 5,828,750		Ulta Beauty, Inc. Call, 01/17/20, Strike $265.00	141,250

500 6,067,000		Wynn Resorts, Ltd. Call, 01/17/20, Strike $120.00	455,000

			4,460,249

		Consumer Staples (0.0%)
1,500 28,549,500		Constellation Brands, Inc. Call, 01/17/20, Strike $200.00	630,000

		Ezaki Glico Company, Ltd.
100 465,827,000	JPY	Call, 01/30/24, Strike 97.57	179,480
50 232,913,500	JPY	Call, 01/30/24, Strike 96.89	99,870

2,000 6,466,000		Kraft Heinz Company Call, 12/20/19, Strike $32.50	180,000

			1,089,350

		Health Care (0.0%)
750 22,164,000		Illumina, Inc. Call, 12/20/19, Strike $330.00	191,250

100 117,799,600	JPY	Nipro Corp. Call, 01/29/21, Strike 98.68	375,566

50 111,550		Tilray, Inc. Call, 01/17/20, Strike $170.00	250

100 1,000,000,000	JPY	Toho Holdings Company, Ltd. Call, 06/23/23, Strike 98.43	445,196

			1,012,262

		Industrials (0.1%)
100 67,000,000	JPY	ANA Holdings, Inc. Call, 09/19/24, Strike 96.53	161,902

70 700,000,000	JPY	Fuji Corp/Aichi Call, 03/25/21, Strike 98.73	1,964,071

45 450,000,000	JPY	Maeda Kosen Company, Ltd. Call, 04/18/22, Strike 97.72	42

		Nagoya Railroad Company, Ltd.
100 1,000,000,000	JPY	Call, 12/09/22, Strike 98.92	2,251,283
100 319,503,600	JPY	Call, 12/09/22, Strike 97.53	2,239,834

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Nagoya Railroad Company, Ltd. (cont.)
28 280,000,000	JPY	Call, 12/09/22, Strike 98.77	$637,210
22 220,000,000	JPY	Call, 12/09/22, Strike 98.94	495,282
50 159,751,800	JPY	Call, 12/09/22, Strike 98.07	1,105,162

			8,854,786

		Information Technology (0.1%)
1,000 24,876,000		Apple, Inc. Call, 11/15/19, Strike $220.00	2,825,000

		Digital Garage, Inc.
150 497,314,350	JPY	Call, 09/14/23, Strike 94.68	1,309,724
50 165,771,450	JPY	Call, 09/14/23, Strike 94.80	436,575

1,600 7,608,000		Micron Technology, Inc. Call, 01/17/20, Strike $40.00	1,388,000

			5,959,299

		Materials (0.0%)

100 1,000,000,000	JPY	Mitsubishi Chemical Holdings Corp. Call, 03/30/22, Strike 98.83	201,889

100 1,000,000,000	JPY	Teijin, Ltd. Call, 12/10/21, Strike 99.18	1,923,838

			2,125,727

		Other (0.0%)
		S&P 500 Index
2,000 607,512,000		Call, 11/29/19, Strike $3,100.00	1,800,000
1,000 303,756,000		Call, 12/31/19, Strike $3,100.00	2,625,000

			4,425,000

		Utilities (0.0%)
		Chugoku Electric Power Company, Inc.
100 1,000,000,000	JPY	Call, 01/25/22, Strike 98.54	846,248
100 1,000,000,000	JPY	Call, 01/25/22, Strike 98.97	846,248
50 66,725,300	JPY	Call, 01/25/22, Strike 98.22	423,124

100 100,203,700	JPY	Kyushu Electric Power Company, Inc. Call, 03/31/22, Strike 98.05	99,835

			2,215,455

		TOTAL PURCHASED OPTIONS	31,095,690

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Market Neutral Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

U.S. Government And Agency Securities (0.6%)
	United States Treasury Note
25,000,000	2.875%, 10/31/20	$25,312,500
25,000,000	2.375%, 04/30/20	25,098,633

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	50,411,133

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $77,717,235)	81,506,823

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (5.1%)
	Consumer Staples (0.1%)
100,000	Energizer Holdings, Inc. 7.500%, 01/15/22	9,286,000

	Financials (1.0%)
280,000	2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	41,770,400

322,820	Assurant, Inc. 6.500%, 03/15/21	40,342,815

50,000	Virtus Investment Partners, Inc. 7.250%, 02/01/20	4,719,000

		86,832,215

	Health Care (0.5%)
614,735	Becton Dickinson and Company~ 6.125%, 05/01/20	37,916,855

	Industrials (0.8%)
230,000	Colfax Corp.^ 5.750%, 01/15/22	33,720,300

15,500	Fortive Corp. 5.000%, 07/01/21	13,958,525

300,000	Rexnord Corp.~ 5.750%, 11/15/19	16,743,000

		64,421,825

	Information Technology (0.7%)
58,000	Broadcom, Inc.^ 8.000%, 09/30/22	62,815,160

	Materials (0.1%)
242,647	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	11,348,600

	Real Estate (0.3%)
22,856	Crown Castle International Corp. 6.875%, 08/01/20	28,471,491

	Utilities (1.6%)
99,780	American Electric Power Company, Inc.^ 6.125%, 03/15/22	5,486,902

NUMBER OF SHARES		VALUE

308,881	Aqua America, Inc. 6.000%, 04/30/22	$18,610,080

400,000	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§ 7.000%, 09/01/21	20,400,000

300,000	DTE Energy Company 6.250%, 11/01/22	15,247,500

200,000	NextEra Energy, Inc. 4.872%, 09/01/22	10,172,000

	Sempra Energy
247,059	6.000%, 01/15/21	28,666,256
135,000	6.750%, 07/15/21	15,685,650

88,235	South Jersey Industries, Inc. 7.250%, 04/15/21	4,499,985

400,000	Southern Company 6.750%, 08/01/22	21,264,000

		140,032,373

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $402,857,789)	441,124,519

COMMON STOCKS (53.7%)
	Communication Services (5.6%)
125,531	Activision Blizzard, Inc.	7,033,502

53,441	Alphabet, Inc. - Class A~#	67,271,531

55,316	Alphabet, Inc. - Class C~#	69,704,245

1,348,122	AT&T, Inc.~	51,889,216

36,123	Charter Communications, Inc. - Class A#	16,900,507

891,152	Comcast Corp. - Class A~	39,941,432

536,723	Facebook, Inc. - Class A~#	102,862,963

154,000	Fox Corp. - Class A	4,934,160

110,848	Netflix, Inc.#	31,858,824

147,258	Twitter, Inc.#	4,413,322

793,050	Verizon Communications, Inc.~	47,955,733

348,094	Walt Disney Company~	45,224,372

		489,989,807

	Consumer Discretionary (5.5%)
78,931	Amazon.com, Inc.~#	140,233,551

124,640	Aptiv, PLC	11,161,512

7,134	Booking Holdings, Inc.~#	14,615,925

106,418	Carnival Corp.~	4,564,268

165,388	D.R. Horton, Inc.~	8,661,370

54,441	Darden Restaurants, Inc.~	6,112,091

47,223	Dollar General Corp.~	7,571,736

190,384	eBay, Inc.	6,711,036

75,046	Expedia Group, Inc.	10,255,786

739,422	Ford Motor Company~	6,351,635

196,968	General Motors Company	7,319,331

80	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

227,444	Home Depot, Inc.~	$53,353,814

111,673	Leggett & Platt, Inc.^	5,728,825

187,169	Lowe’s Companies, Inc.~	20,889,932

184,086	McDonald’s Corp.	36,209,716

323,236	MGM Resorts International	9,212,226

45,097	Mohawk Industries, Inc.~#	6,466,008

246,148	Nike, Inc. - Class B~	22,042,553

22,387	O’Reilly Automotive, Inc.#	9,749,762

44,996	PVH Corp.~	3,921,851

94,009	Ross Stores, Inc.~	10,309,967

97,970	Royal Caribbean Cruises, Ltd.	10,662,075

228,322	Starbucks Corp.~	19,306,908

141,205	Target Corp.~	15,096,227

293,871	TJX Companies, Inc.~	16,941,663

16,861	Ulta Salon Cosmetics & Fragrance, Inc.#	3,931,142

99,188	VF Corp.	8,162,181

50,000	Wynn Resorts, Ltd.	6,067,000

		481,610,091

	Consumer Staples (4.0%)
382,717	Altria Group, Inc.~	17,141,894

155,672	Archer-Daniels-Midland Company~	6,544,451

100,045	Church & Dwight Company, Inc.	6,997,147

779,859	Coca-Cola Company	42,447,725

154,256	Colgate-Palmolive Company~	10,581,962

50,474	Constellation Brands, Inc. - Class A	9,606,716

61,262	Costco Wholesale Corp.~	18,201,553

168,722	General Mills, Inc.	8,581,201

124,356	Kellogg Company~	7,900,337

92,685	Kimberly-Clark Corp.	12,315,983

214,348	Kraft Heinz Company	6,929,871

222,166	Kroger Company	5,474,170

357,978	Mondelez International, Inc. - Class A	18,775,946

96,310	Monster Beverage Corp.#	5,405,880

258,347	PepsiCo, Inc.~	35,437,458

205,409	Philip Morris International, Inc.~	16,728,509

461,446	Procter & Gamble Company	57,454,642

128,707	Sysco Corp.	10,279,828

156,520	Walgreens Boots Alliance, Inc.	8,574,166

339,650	Walmart, Inc.~	39,827,359

		345,206,798

	Energy (2.3%)
421,372	Chevron Corp.~	48,938,144

345,771	ConocoPhillips~	19,086,559

76,281	EOG Resources, Inc.~	5,287,036

468,036	Exxon Mobil Corp.~	31,625,193

NUMBER OF SHARES		VALUE

178,223	Hess Corp.	$11,718,162

527,939	Kinder Morgan, Inc.	10,548,221

288,236	Marathon Petroleum Corp.	18,432,692

163,851	Occidental Petroleum Corp.	6,635,966

105,831	ONEOK, Inc.	7,390,179

74,281	Phillips 66~	8,677,506

95,194	Pioneer Natural Resources Company	11,710,766

235,475	Schlumberger, Ltd.	7,697,678

71,864	Valero Energy Corp.~	6,969,371

266,379	Williams Companies, Inc.	5,942,915

		200,660,388

	Financials (7.2%)
131,224	Aflac, Inc.~	6,975,868

102,375	Allstate Corp.~	10,894,748

118,298	American Express Company~	13,873,989

374,322	American International Group, Inc.~	19,824,093

51,296	Ameriprise Financial, Inc.	7,740,053

91,515	Arthur J. Gallagher & Company	8,347,998

76,944	Assurant, Inc.	9,700,330

2,080,474	Bank of America Corp.~	65,056,422

191,042	Bank of New York Mellon Corp.	8,931,214

338,355	Berkshire Hathaway, Inc. - Class B~#	71,927,506

19,822	BlackRock, Inc.~	9,151,817

265,251	Capital One Financial Corp.~	24,734,656

131,665	Cboe Global Markets, Inc.	15,161,225

144,657	Charles Schwab Corp.~	5,888,986

85,446	Chubb, Ltd.~	13,023,679

443,318	Citigroup, Inc.~	31,856,832

41,224	CME Group, Inc.	8,481,838

90,493	Discover Financial Services	7,262,968

94,913	First Republic Bank	10,094,947

111,127	Goldman Sachs Group, Inc.~	23,712,279

679,806	JPMorgan Chase & Company~	84,921,366

50,992	M&T Bank Corp.	7,981,778

141,466	Marsh & McLennan Companies, Inc.	14,658,707

154,136	MetLife, Inc.~	7,212,023

371,264	Morgan Stanley~	17,096,707

81,675	Northern Trust Corp.	8,141,364

61,380	Prudential Financial, Inc.~	5,594,173

53,281	S&P Global, Inc.	13,745,965

77,138	State Street Corp.~	5,096,508

106,462	SunTrust Banks, Inc.~	7,275,613

68,418	Travelers Companies, Inc.~	8,966,863

413,537	US Bancorp	23,579,880

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

679,239	Wells Fargo & Company~	$35,069,110

246,201	Zions Bancorporation, N.A. ^	11,933,362

		623,914,867

	Health Care (7.5%)
265,433	Abbott Laboratories~	22,192,853

276,001	AbbVie, Inc.~	21,955,880

225,237	Agilent Technologies, Inc.	17,061,703

135,182	Alexion Pharmaceuticals, Inc.~#	14,248,183

63,346	Allergan, PLC	11,155,864

74,639	Amgen, Inc.~	15,916,767

240,441	Baxter International, Inc.	18,441,825

63,796	Becton Dickinson and Company	16,331,776

38,848	Biogen, Inc.~#	11,604,286

249,782	Boston Scientific Corp.#	10,415,909

270,859	Bristol-Myers Squibb Company~	15,539,181

217,630	Celgene Corp.#	23,510,569

51,433	Cigna Corp.#	9,178,733

227,191	CVS Health Corp.~	15,083,211

97,686	Danaher Corp.	13,463,085

38,100	Edwards Lifesciences Corp.~#	9,082,278

153,800	Eli Lilly and Company	17,525,510

261,642	Gilead Sciences, Inc.	16,669,212

51,970	HCA Healthcare, Inc.	6,940,074

60,967	Humana, Inc.	17,936,491

28,659	Illumina, Inc.#	8,469,308

28,966	Intuitive Surgical, Inc.#	16,016,750

488,496	Johnson & Johnson~	64,501,012

65,986	Laboratory Corp. of America Holdings~#	10,872,513

47,918	McKesson Corp.	6,373,094

294,586	Medtronic, PLC	32,080,415

490,204	Merck & Company, Inc.	42,481,079

1,063,344	Pfizer, Inc.~	40,800,509

62,373	Quest Diagnostics, Inc.~	6,315,266

12,668	Regeneron Pharmaceuticals, Inc.~#	3,879,955

45,187	Stryker Corp.~	9,772,592

9,000	Teleflex, Inc.	3,126,690

57,433	Thermo Fisher Scientific, Inc.~	17,343,617

218,409	UnitedHealth Group, Inc.~	55,191,954

41,203	Vertex Pharmaceuticals, Inc.#	8,054,362

35,757	WellCare Health Plans, Inc.#	10,605,526

48,859	Zimmer Biomet Holdings, Inc.	6,753,780

62,999	Zoetis, Inc.	8,058,832

		654,950,644

	Industrials (4.9%)
102,988	3M Company	16,991,990

53,989	Allegion, PLC	6,264,884

NUMBER OF SHARES		VALUE

99,785	Boeing Company~	$33,917,919

157,363	Caterpillar, Inc.~	21,684,621

258,804	CSX Corp.~	18,186,157

53,342	Deere & Company	9,288,976

233,973	Delta Air Lines, Inc.~	12,887,233

78,553	Eaton Corp., PLC	6,842,752

208,193	Emerson Electric Company~	14,604,739

39,361	FedEx Corp.	6,008,850

113,472	Fortune Brands Home & Security, Inc.	6,813,994

45,759	General Dynamics Corp.	8,090,191

1,581,246	General Electric Company	15,780,835

162,804	Honeywell International, Inc.	28,121,135

65,280	Illinois Tool Works, Inc.~	11,004,902

179,245	Johnson Controls International, PLC	7,766,686

60,724	L3Harris Technologies, Inc.	12,527,968

37,410	Lockheed Martin Corp.	14,091,599

154,173	Masco Corp.	7,130,501

41,067	Norfolk Southern Corp.	7,474,194

59,147	Northrop Grumman Corp.	20,848,135

108,397	PACCAR, Inc.	8,244,676

128,083	Pentair, PLC	5,311,602

47,478	Raytheon Company	10,075,306

135,841	Southwest Airlines Company~	7,624,755

75,961	Stanley Black & Decker, Inc.	11,495,178

145,024	Union Pacific Corp.~	23,995,671

89,394	United Airlines Holdings, Inc.#	8,120,551

124,279	United Parcel Service, Inc. - Class B	14,313,212
137,791	United Technologies Corp.~	19,784,032

60,775	Verisk Analytics, Inc.	8,794,143

26,287	Wabtec Corp.^	1,823,529

116,118	Waste Management, Inc.	13,029,601

85,501	Xylem, Inc.	6,557,072

		425,497,589

	Information Technology (11.9%)
110,554	Accenture, PLC - Class A~	20,498,923

88,925	Adobe, Inc.#	24,714,925

457,639	Advanced Micro Devices, Inc.^#	15,527,691

79,138	Amphenol Corp. - Class A~	7,939,916

809,393	Apple, Inc.~	201,344,603

444,159	Applied Materials, Inc.~	24,100,067

52,168	Autodesk, Inc.#	7,687,476

102,956	Automatic Data Processing, Inc.	16,702,552

81,618	Broadcom, Inc.	23,901,831

1,017,108	Cisco Systems, Inc.~	48,322,801

67,531	Citrix Systems, Inc.	7,351,425

82	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

133,883	Cognizant Technology Solutions Corp. - Class A~	$8,158,830

121,623	Fiserv, Inc.#	12,909,065

104,725	FLIR Systems, Inc.	5,399,621

45,212	Gartner, Inc.#	6,966,265

68,935	Global Payments, Inc.	11,662,423

260,539	HP, Inc.	4,525,562

750,020	Intel Corp.~	42,398,631

123,761	International Business Machines Corp.	16,550,559

51,837	Intuit, Inc.	13,348,028

45,957	Jack Henry & Associates, Inc.	6,505,673

51,406	Lam Research Corp.	13,933,082

167,065	MasterCard, Inc. - Class A	46,245,263

339,342	Micron Technology, Inc.~#	16,135,712

1,420,341	Microsoft Corp.~	203,634,289

135,031	NVIDIA Corp.	27,143,932

354,388	Oracle Corp.	19,310,602

96,629	Paychex, Inc.	8,082,050

193,493	PayPal Holdings, Inc.#	20,142,621

222,883	QUALCOMM, Inc.	17,928,709

204,590	Salesforce.com, Inc.#	32,016,289

67,092	TE Connectivity, Ltd.	6,004,734

120,568	Texas Instruments, Inc.~	14,225,818

373,705	Visa, Inc. - Class A~^	66,840,876

67,706	Western Digital Corp.	3,497,015

310,490	Western Union Company	7,780,879

136,405	Xilinx, Inc.	12,377,390

		1,041,816,128

	Materials (1.3%)
61,386	Air Products & Chemicals, Inc.~	13,091,178

50,049	Avery Dennison Corp.	6,399,265

138,865	Ball Corp.	9,716,384

174,458	Corteva, Inc.#	4,602,202

174,456	Dow, Inc.#	8,808,283

174,454	DuPont de Nemours, Inc.	11,498,263

478,033	Freeport-McMoRan, Inc.	4,694,284

134,104	Linde, PLC	26,599,528

156,642	Newmont Mining Corp.	6,223,387

75,379	PPG Industries, Inc.	9,431,421

15,049	Sherwin-Williams Company	8,612,844

		109,677,039

	Real Estate (1.7%)
52,052	Alexandria Real Estate Equities, Inc.	8,263,255

71,822	American Tower Corp.~	15,662,942

117,150	Apartment Investment & Management Company - Class A	6,429,192

NUMBER OF SHARES		VALUE

47,886	AvalonBay Communities, Inc.~	$10,422,867

66,353	Crown Castle International Corp.	9,209,133

56,814	Digital Realty Trust, Inc.^	7,217,651

13,760	Equinix, Inc.	7,798,893

46,230	Federal Realty Investment Trust	6,287,742

62,055	Mid-America Apartment Communities, Inc.	8,625,024

97,528	Prologis, Inc.~	8,559,057

34,171	Public Storage~	7,615,349

118,468	Realty Income Corp.	9,689,498

96,629	Regency Centers Corp.	6,497,334

78,381	Simon Property Group, Inc.	11,810,449

150,328	UDR, Inc.	7,553,982

121,581	Welltower, Inc.	11,026,181

232,202	Weyerhaeuser Company	6,782,620

		149,451,169

	Utilities (1.8%)
371,494	AES Corp.~	6,333,973

145,276	American Electric Power Company, Inc.~	13,712,602

134,880	CMS Energy Corp.~	8,621,530

112,930	Consolidated Edison, Inc.	10,414,404

133,484	Dominion Energy, Inc.~	11,019,104

184,461	Duke Energy Corp.~	17,387,294

88,664	Edison International	5,576,966

82,576	Entergy Corp.	10,031,332

124,136	Exelon Corp.~	5,646,947

186,928	FirstEnergy Corp.~	9,032,361

76,211	NextEra Energy, Inc.	18,164,130

228,795	NiSource, Inc.	6,415,412

143,626	Public Service Enterprise Group, Inc.~	9,092,962

205,310	Southern Company	12,864,724

164,330	Xcel Energy, Inc.	10,436,598

		154,750,339

	TOTAL COMMON STOCKS (Cost $4,016,658,118)	4,677,524,859

EXCHANGE-TRADED FUND (0.3%)
	Other (0.3%)
86,000	SPDR S&P 500 ETF Trust (Cost $25,469,733)	26,086,380

INVESTMENTS IN AFFILIATED FUND (1.7%)
	Other (1.7%)
14,938,002	Calamos Short-Term Bond Fund - Class I (Cost $150,000,000)	152,367,617

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.2%)#
	Other (0.2%)
	S&P 500 Index
5,500 1,670,658,000	Put, 12/31/19, Strike $2,750.00	$6,682,500
4,000 1,215,024,000	Put, 03/31/20, Strike $2,500.00	7,840,000
3,500 1,063,146,000	Put, 12/31/19, Strike $2,700.00	3,237,500
2,000 607,512,000	Put, 12/31/19, Strike $2,500.00	660,000
1,000 303,756,000	Put, 11/29/19, Strike $3,000.00	2,555,000
750 227,817,000	Put, 11/29/19, Strike $2,700.00	166,875

	TOTAL PURCHASED OPTIONS (Cost $36,513,933)	21,141,875

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (3.5%)
150,928,215	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	150,988,587

151,161,602	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	151,161,602

	TOTAL SHORT TERM INVESTMENTS (Cost $302,140,960)	302,150,189

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.2%)
36,524,248	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	36,524,248

65,845,297	State Street Navigator Securities Lending Government Money Market Portfolio†	65,845,297

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $102,369,545)	102,369,545

TOTAL INVESTMENTS (107.1%) (Cost $8,290,831,345)		9,330,477,030

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.2%)		(102,369,545)

LIABILITIES, LESS OTHER ASSETS (-5.9%)		(512,953,656)

NET ASSETS (100.0%)		$8,715,153,829

NUMBER OF SHARES			VALUE

COMMON STOCKS SOLD SHORT (-31.5%)#
		Communication Services (-2.5%)
(309,000)		Bilibili, Inc.	$(4,879,110)

(157,600)	EUR	Cellnex Telecom, SA*	(6,795,316)

(117,000)	JPY	CyberAgent, Inc.	(3,824,521)

(450,000)		Gannett Company, Inc.	(4,882,500)

(200,000)		Gogo, Inc.	(1,230,000)

(190,950)		IAC/InterActive Corp.	(43,393,387)

(610,200)		iQIYI, Inc.	(10,635,786)

(95,500)		Liberty Media Corp. / Liberty Formula One	(4,058,750)

(51,000)		Live Nation Entertainment, Inc.	(3,595,500)

(94,200)		Momo, Inc.	(3,157,584)

(1,294,000)		New York Times Company - Class A	(39,984,600)

(451,000)		Sea, Ltd.	(13,421,760)

(845,000)		Snap, Inc.	(12,725,700)

(280,175)		Twitter, Inc.	(8,396,845)

(229,500)		Vonage Holdings Corp.	(2,242,215)

(494,500)		World Wrestling Entertainment, Inc. - Class A	(27,711,780)

(119,800)		YY, Inc.	(6,809,432)

(63,800)	JPY	Zenrin Company, Ltd.	(1,163,276)

(265,800)		Zillow Group, Inc. - Class C	(8,657,106)

(1,617,700)		Zynga, Inc. - Class A	(9,981,209)

			(217,546,377)

		Consumer Discretionary (-4.4%)
(51,375)		Booking Holdings, Inc.	(105,255,559)

(660,450)		Chegg, Inc.	(20,249,397)

(1,436,700)	JPY	DCM Holdings Company, Ltd.	(14,275,202)

(607,600)	JPY	EDION Corp.	(6,065,310)

(426,100)		Etsy, Inc.	(18,957,189)

(324,080)		Guess, Inc.	(5,428,340)

(25,600)	JPY	HIS Company, Ltd.	(667,558)

(529,936)		LGI Homes, Inc.	(41,589,377)

(52,704)		MercadoLibre, Inc.	(27,486,190)

(335,100)		Pinduoduo, Inc.	(13,698,888)

(162,500)		Quotient Technology, Inc.	(1,399,125)

(155,800)	JPY	Takashimaya Company, Ltd.	(1,820,721)

(157,312)	EUR	Takeaway.com, NV*	(12,807,852)

(246,000)		Tesla, Inc.	(77,470,320)

(217,000)		Trip.com Group Ltd.	(7,158,830)

(347,627)		Wayfair, Inc. - Class A	(28,585,368)

(7,800)		Winnebago Industries, Inc.	(374,946)

			(383,290,172)

		Consumer Staples (-0.1%)
(160,108)		Energizer Holdings, Inc.	(6,802,989)

(43,800)	JPY	Ezaki Glico Company, Ltd.	(2,040,133)

84	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

(90,200)		Herbalife Nutrition, Ltd.	$(4,029,234)

(34,561)		Turning Point Brands, Inc.	(721,288)

			(13,593,644)

		Energy (-0.1%)
(314,400)		Renewable Energy Group, Inc.	(5,137,296)

(25,000)		SEACOR Holdings, Inc.	(1,072,750)

			(6,210,046)

		Financials (-1.4%)
(287,397)		Assurant, Inc.	(36,232,140)

(816,000)		AXA Equitable Holdings, Inc.	(17,625,600)

(276,300)		Heritage Insurance Holdings, Inc.	(3,680,316)

(59,000)		Hope Bancorp, Inc.	(841,930)

(134,429)		LendingTree, Inc.	(48,374,275)

(68,000)		PRA Group, Inc.	(2,307,240)

(528,000)		Qudian, Inc.	(3,659,040)

(34,000)		Virtus Investment Partners, Inc.	(3,688,320)

(58,500)		Voya Financial, Inc.	(3,156,660)

			(119,565,521)

		Health Care (-3.0%)
(50,000)		Allscripts Healthcare Solutions, Inc.	(547,000)

(138,500)		Becton Dickinson and Company	(35,456,000)

(48,500)		CONMED Corp.	(5,335,970)

(195,750)		DexCom, Inc.	(30,192,480)

(29,700)		Evolent Health, Inc. - Class A	(226,314)

(120,000)		Flexion Therapeutics, Inc.	(2,060,400)

(182,500)		Immunomedics, Inc.	(2,920,000)

(82,000)		Innoviva, Inc.	(1,321,840)

(754,291)		Innoviva, Inc.	(8,764,861)

(170,431)		Insmed, Inc.	(3,168,312)

(53,028)		Insulet Corp.	(7,706,029)

(39,500)		Intercept Pharmaceuticals, Inc.	(2,874,810)

(259,600)		Ionis Pharmaceuticals, Inc.	(14,464,912)

(855,487)		Ironwood Pharmaceuticals, Inc.	(8,589,090)

(19,600)		Ligand Pharmaceuticals, Inc.	(2,132,676)

(544,000)		Medicines Company	(28,554,560)

(174,371)		Neurocrine Biosciences, Inc.	(17,348,171)

(235,600)	JPY	Nipro Corp.	(2,775,101)

(227,600)		NuVasive, Inc.	(16,054,904)

(500,000)		OPKO Health, Inc.	(710,000)

(33,500)		Pacira BioSciences, Inc.	(1,356,415)

(194,773)		Quidel Corp.	(11,082,584)

(43,137)		Retrophin, Inc.	(517,644)

(230,000)		Sarepta Therapeutics, Inc.	(19,103,800)

(81,000)		Supernus Pharmaceuticals, Inc.	(2,250,990)

(23,000)		Tabula Rasa HealthCare, Inc.	(1,171,620)

(285,200)		Teladoc Health, Inc.	(21,846,320)

(89,600)	JPY	Toho Holdings Company, Ltd.	(2,289,160)

NUMBER OF SHARES			VALUE

(530,217)		Wright Medical Group, NV	$(11,028,514)

			(261,850,477)

		Industrials (-1.2%)
(175,159)		Aerojet Rocketdyne Holdings, Inc.	(7,572,124)

(57,600)	JPY	ANA Holdings, Inc.	(1,985,250)

(905,000)		Colfax Corp.	(30,408,000)

(148,500)		Fortive Corp.	(10,246,500)

(88,850)		FTI Consulting, Inc.	(9,673,100)

(385,000)	JPY	Fuji Corp/Aichi	(6,477,868)

(27,100)	JPY	Maeda Kosen Company, Ltd.	(456,727)

(711,600)	JPY	Nagoya Railroad Company, Ltd.	(22,733,772)

(595,530)		Rexnord Corp.	(16,847,544)

			(106,400,885)

		Information Technology (-15.6%)
(66,000)		8x8, Inc.	(1,275,120)

(4,740,600)		Advanced Micro Devices, Inc.	(160,848,558)

(119,700)		Akamai Technologies, Inc.	(10,354,050)

(136,000)		Altair Engineering, Inc. - Class A	(5,014,320)

(330,800)		Alteryx, Inc. - Class A	(30,268,200)

(402,750)		Atlassian Corp., PLC - Class A	(48,648,172)

(40,000)		Avaya Holdings Corp.	(483,600)

(77,200)		Benefitfocus, Inc.	(1,755,142)

(98,500)		Blackline, Inc.	(4,603,890)

(158,400)		Broadcom, Inc.	(46,387,440)

(48,999)		Cardtronics, PLC - Class A	(1,678,706)

(52,800)		Coupa Software, Inc.	(7,259,472)

(95,000)		CSG Systems International, Inc.	(5,475,800)

(1,309,000)		Cypress Semiconductor Corp.	(30,460,430)

(104,000)	JPY	Digital Garage, Inc.	(3,447,727)

(54,653)		Envestnet, Inc.	(3,415,266)

(188,000)		FireEye, Inc.	(2,977,920)

(332,700)		Five9, Inc.	(18,468,177)

(73,000)		GDS Holdings, Ltd.	(3,042,640)

(32,000)		Guidewire Software, Inc.	(3,607,680)

(285,600)		HubSpot, Inc.	(44,296,560)

(64,500)		II-VI, Inc.	(2,138,175)

(738,000)		Infinera Corp.	(4,125,420)

(182,000)		Inphi Corp.	(13,082,160)

(96,100)		Insight Enterprises, Inc.	(5,898,618)

(736,350)		Intel Corp.	(41,625,865)

(33,800)		InterDigital, Inc.	(1,812,694)

(319,200)		j2 Global, Inc.	(30,311,232)

(160,400)		LivePerson, Inc.	(6,584,420)

(718,000)		Microchip Technology, Inc.	(67,700,220)

(2,396,615)		Micron Technology, Inc.	(113,959,043)

(203,350)		MongoDB, Inc.	(25,982,029)

(84,000)		New Relic, Inc.	(5,381,040)

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

(174,900)		Nice, Ltd.	$(27,597,471)

(255,699)		Nuance Communications, Inc.	(4,173,008)

(86,400)		Nutanix, Inc. - Class A	(2,524,608)

(189,096)		NXP Semiconductors, NV	(21,496,433)

(510,750)		Okta, Inc.	(55,707,503)

(888,000)		ON Semiconductor Corp.	(18,115,200)

(55,100)		OSI Systems, Inc.	(5,468,124)

(71,741)		Palo Alto Networks, Inc.	(16,313,186)

(113,175)		Pluralsight, Inc. - Class A	(2,046,204)

(27,792)		Proofpoint, Inc.	(3,206,363)

(49,200)		PROS Holdings, Inc.	(2,521,008)

(219,973)		Pure Storage, Inc. - Class A	(4,280,675)

(257,800)		Q2 Holdings, Inc.	(18,430,122)

(428,729)		RealPage, Inc.	(25,959,541)

(257,900)		RingCentral, Inc. - Class A	(41,656,008)

(63,426)		SailPoint Technologies Holding, Inc.	(1,227,927)

(349,450)		ServiceNow, Inc.	(86,405,007)

(118,600)		Silicon Laboratories, Inc.	(12,600,064)

(247,000)		Splunk, Inc.	(29,630,120)

(1,213,500)		Square, Inc. - Class A	(74,545,305)

(65,288)		Synaptics, Inc.	(2,749,278)

(430,475)		Teradyne, Inc.	(26,353,679)

(1,278,617)		TTM Technologies, Inc.	(14,972,605)

(371,000)		Twilio, Inc. - Class A	(35,823,760)

(362,400)		Viavi Solutions, Inc.	(5,783,904)

(131,000)		Vishay Intertechnology, Inc.	(2,639,650)

(333,997)		Workday, Inc. - Class A	(54,160,954)

(74,800)		Workiva, Inc.	(3,116,916)

(127,000)		Zendesk, Inc.	(8,972,550)

			(1,360,846,959)

		Materials (-0.6%)
(1,240,800)		Allegheny Technologies, Inc.	(26,069,208)

(71,000)		International Flavors & Fragrances, Inc.	(8,662,710)

(80,200)	JPY	Mitsubishi Chemical Holdings Corp.	(616,855)

(85,500)		Pretium Resources, Inc.	(865,260)

(180,000)		SSR Mining, Inc.	(2,662,200)

(394,000)	JPY	Teijin, Ltd.	(7,960,996)

(75,000)		TimkenSteel Corp.	(421,500)

(270,000)		United States Steel Corp.	(3,107,700)

			(50,366,429)

		Real Estate (-1.2%)
(186,473)		Crown Castle International Corp.	(25,880,588)

(65,560)	EUR	Deutsche Wohnen, SE	(2,465,574)

(383,200)		Extra Space Storage, Inc.	(43,021,864)

(270,300)	EUR	IMMOFINANZ, AG	(7,762,737)

NUMBER OF SHARES			VALUE

(678,537)		Invitation Homes, Inc.	$(20,892,154)

(187,100)		iStar, Inc.	(2,434,171)

			(102,457,088)

		Utilities (-1.4%)
(44,000)		American Electric Power Company, Inc.	(4,153,160)

(330,733)		Aqua America, Inc.	(14,992,127)

(575,000)		CenterPoint Energy, Inc.	(16,715,250)

(1,044,100)	JPY	Chugoku Electric Power Company, Inc.	(13,932,291)

(84,100)		DTE Energy Company	(10,707,612)

(117,600)	JPY	Kyushu Electric Power Company, Inc.	(1,178,287)

(30,300)		NextEra Energy, Inc.	(7,221,702)

(248,000)		Sempra Energy	(35,838,480)

(114,706)		South Jersey Industries, Inc.	(3,688,945)

(262,500)		Southern Company	(16,448,250)

			(124,876,104)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,221,893,032)	(2,747,003,702)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

WRITTEN OPTIONS (-6.6%)#
		Communication Services (0.0%)
800 4,482,400		Activision Blizzard, Inc. Put, 11/15/19, Strike $37.50	(9,200)

		Electronic Arts, Inc.
2,640 25,449,600		Call, 12/20/19, Strike $110.00	(77,880)
1,200 11,568,000		Put, 12/20/19, Strike $80.00	(33,000)

		Facebook, Inc.
750 14,373,750		Call, 12/20/19, Strike $235.00	(9,000)
750 14,373,750		Put, 12/20/19, Strike $155.00	(65,625)

2,000 1,230,000		Gogo, Inc. Put, 01/15/21, Strike $5.00	(260,000)

			(454,705)

		Consumer Discretionary (0.0%)
		Amazon.com, Inc.
250 44,416,500		Call, 11/15/19, Strike $2,200.00	(1,250)
100 17,766,600		Put, 11/15/19, Strike $1,600.00	(6,400)

		Ulta Beauty, Inc.
250 5,828,750		Call, 01/17/20, Strike $275.00	(97,500)

86	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Ulta Beauty, Inc. (cont.)
250 5,828,750	Put, 01/17/20, Strike $200.00	$(111,250)

1,000 12,134,000	Wynn Resorts, Ltd. Call, 01/17/20, Strike $130.00	(480,000)

		(696,400)

	Consumer Staples (0.0%)
	Constellation Brands, Inc.
1,500 28,549,500	Call, 01/17/20, Strike $205.00	(420,000)
600 11,419,800	Put, 01/17/20, Strike $170.00	(141,000)

	Kraft Heinz Company
2,000 6,466,000	Call, 12/20/19, Strike $35.00	(35,000)
2,000 6,466,000	Put, 12/20/19, Strike $25.00	(15,000)

		(611,000)

	Health Care (0.0%)
1,400 3,106,600	Aerie Pharmaceuticals, Inc. Call, 02/21/20, Strike $20.00	(742,000)

1,000 970,500	AMAG Pharmaceuticals, Inc. Call, 01/15/21, Strike $15.00	(177,500)

	Illumina, Inc.
750 22,164,000	Call, 12/20/19, Strike $340.00	(114,375)
250 7,388,000	Put, 12/20/19, Strike $250.00	(47,500)

3,000 4,800,000	Immunomedics, Inc. Call, 01/17/20, Strike $10.00	(1,995,000)

500 386,000	Invacare Corp. Call, 11/15/19, Strike $7.50	(56,250)

1,350 2,174,850	Invitae Corp. Call, 06/18/21, Strike $30.00	(472,500)

50 111,550	Tilray, Inc. Call, 01/17/20, Strike $175.00	(225)

		(3,605,350)

	Information Technology (-0.1%)
2,500 8,482,500	Advanced Micro Devices, Inc. Put, 03/19/21, Strike $15.00	(220,000)

2,000 49,752,000	Apple, Inc. Call, 11/15/19, Strike $230.00	(3,700,000)

3,200 15,216,000	Micron Technology, Inc. Call, 01/17/20, Strike $46.00	(1,424,000)

500 6,388,500	MongoDB, Inc. Put, 01/15/21, Strike $65.00	(275,000)

		(5,619,000)

	Other (-6.5%)
	S&P 500 Index
7,000 2,126,292,000	Call, 12/31/19, Strike $2,500.00	(376,460,000)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	S&P 500 Index (cont.)
4,500 1,366,902,000	Call, 12/31/19, Strike $2,700.00	$(155,070,000)
3,500 1,063,146,000	Call, 12/31/19, Strike $3,000.00	(29,295,000)
2,000 607,512,000	Put, 11/29/19, Strike $2,850.00	(1,370,000)

		(562,195,000)

	TOTAL WRITTEN OPTIONS (Premium $330,554,145)	$(573,181,455)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Japanese Yen	01/22/20	181,951,000	$1,693,926	$(8,860)

State Street Bank and Trust	British Pound Sterling	01/22/20	14,229,000	18,480,336	(80,802)

Northern Trust Company	Japanese Yen	01/22/20	3,257,621,000	30,327,766	(113,917)

Goldman Sachs & Co.	European Monetary Unit	01/22/20	61,268,000	68,712,537	(4,145)

					$(207,724)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~

Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $1,936,059,295.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

GBP	British Pound Sterling

JPY	Japanese Yen

See accompanying Notes to Financial Statements	www.calamos.com	87

Market Neutral Income Fund    Schedule of Investments October 31, 2019

TOTAL RETURN SWAPS

COUNTER PARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)

Goldman Sachs & Co.	NIO, Inc.	Equity returns on 1,232,800 shares of NIO, Inc.	OBFR less 1.500%	01/31/22	Monthly	$1,787,560	$—	$2,949	$2,949

Morgan Stanley & Co.	SailPoint Technologies Holdings, Inc.	Equity returns on 74,003 shares of SailPoint Technologies Holdings, Inc.	FED Funds Effective Flat	11/12/19	Monthly	1,533,314	(1,868)	98,411	100,279

Goldman Sachs & Co.	Winnebago Industries, Inc.	Equity returns on 47,000 shares of Winnebago Industries, Inc.	OBFR Flat	12/02/19	Monthly	2,260,700	—	1,410	1,410

							$(1,868)	$102,770	$104,638

ABBREVIATION

OBFR	Overnight Bank Funding Rate

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

88	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Hedged Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

COMMON STOCKS (101.6%)
	Communication Services (10.7%)
6,409	Activision Blizzard, Inc.	$359,096

2,777	Alphabet, Inc. - Class A#~	3,495,688

2,822	Alphabet, Inc. - Class C#~	3,556,030

68,808	AT&T, Inc.~	2,648,420

1,841	Charter Communications, Inc. - Class A#~	861,330

45,741	Comcast Corp. - Class A~	2,050,112

27,686	Facebook, Inc. - Class A#~	5,306,022

8,054	Fox Corp. - Class A	258,050

5,604	Netflix, Inc.#~	1,610,646

7,712	Twitter, Inc.#	231,129

41,579	Verizon Communications, Inc.~	2,514,282

18,247	Walt Disney Company~	2,370,650

		25,261,455

	Consumer Discretionary (10.5%)
4,128	Amazon.com, Inc.#~	7,334,053

6,347	Aptiv, PLC	568,374

361	Booking Holdings, Inc.#~	739,606

5,623	Carnival Corp.	241,170

8,660	D.R. Horton, Inc.	453,524

2,786	Darden Restaurants, Inc.	312,784

2,519	Dollar General Corp.	403,896

9,724	eBay, Inc.	342,771

3,863	Expedia Group, Inc.	527,918

37,822	Ford Motor Company	324,891

10,068	General Motors Company	374,127

11,602	Home Depot, Inc.~	2,721,597

5,874	Leggett & Platt, Inc.^	301,336

9,816	Lowe’s Companies, Inc.~	1,095,564

9,443	McDonald’s Corp.~	1,857,438

16,473	MGM Resorts International	469,481

2,371	Mohawk Industries, Inc.#	339,954

12,549	Nike, Inc. - Class B~	1,123,763

1,141	O’Reilly Automotive, Inc.#	496,917

2,313	PVH Corp.	201,601

4,802	Ross Stores, Inc.	526,635

5,145	Royal Caribbean Cruises, Ltd.	559,930

11,643	Starbucks Corp.~	984,532

7,409	Target Corp.~	792,096

15,006	TJX Companies, Inc.~	865,096

884	Ulta Salon Cosmetics & Fragrance, Inc.#	206,105

5,203	VF Corp.	428,155

2,800	Wynn Resorts, Ltd.	339,752

		24,933,066

NUMBER OF SHARES		VALUE

	Consumer Staples (7.4%)
18,503	Altria Group, Inc.~	$828,749

8,156	Archer-Daniels-Midland Company	342,878

5,233	Church & Dwight Company, Inc.	365,996

39,840	Coca-Cola Company~	2,168,491

7,882	Colgate-Palmolive Company	540,705

2,526	Constellation Brands, Inc. - Class A	480,774

3,217	Costco Wholesale Corp.~	955,803

8,606	General Mills, Inc.	437,701

6,530	Kellogg Company	414,851

4,865	Kimberly-Clark Corp.	646,461

11,241	Kraft Heinz Company	363,422

11,322	Kroger Company	278,974

18,795	Mondelez International, Inc. - Class A~	985,798

4,914	Monster Beverage Corp.#	275,823

13,177	PepsiCo, Inc.~	1,807,489

10,558	Philip Morris International, Inc.~	859,844

23,549	Procter & Gamble Company~	2,932,086

6,736	Sysco Corp.	538,004

7,986	Walgreens Boots Alliance, Inc.~	437,473

16,006	Walmart, Inc.~	1,876,864

		17,538,186

	Energy (4.4%)
22,152	Chevron Corp.~	2,572,733

18,306	ConocoPhillips~	1,010,491

4,008	EOG Resources, Inc.	277,794

24,389	Exxon Mobil Corp.~	1,647,965

9,228	Hess Corp.	606,741

26,969	Kinder Morgan, Inc.	538,841

14,911	Marathon Petroleum Corp.~	953,558

8,007	Occidental Petroleum Corp.	324,284

5,405	ONEOK, Inc.	377,431

3,789	Phillips 66	442,631

4,862	Pioneer Natural Resources Company	598,123

11,408	Schlumberger, Ltd.	372,928

3,768	Valero Energy Corp.~	365,421

13,611	Williams Companies, Inc.	303,661

		10,392,602

	Financials (13.5%)
5,592	Aflac, Inc.	297,271

4,293	Allstate Corp.	456,861

6,185	American Express Company~	725,377

19,114	American International Group, Inc.~	1,012,278

2,630	Ameriprise Financial, Inc.	396,841

4,788	Arthur J. Gallagher & Company	436,761

3,949	Assurant, Inc.~	497,850

106,186	Bank of America Corp.~	3,320,436

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Hedged Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

9,743	Bank of New York Mellon Corp.	$455,485

17,697	Berkshire Hathaway, Inc. - Class B#~	3,762,028

1,011	BlackRock, Inc.	466,779

13,569	Capital One Financial Corp.~	1,265,309

6,719	Cboe Global Markets, Inc.~	773,693

7,555	Charles Schwab Corp.	307,564

4,358	Chubb, Ltd.	664,246

23,158	Citigroup, Inc.~	1,664,134

2,105	CME Group, Inc.	433,104

4,293	Discover Financial Services	344,556

4,973	First Republic Bank	528,928

5,672	Goldman Sachs Group, Inc.~	1,210,291

34,905	JPMorgan Chase & Company~	4,360,333

2,614	M&T Bank Corp.	409,169

7,427	Marsh & McLennan Companies, Inc.~	769,586

8,098	MetLife, Inc.	378,905

19,030	Morgan Stanley~	876,332

4,187	Northern Trust Corp.	417,360

3,135	Prudential Financial, Inc.	285,724

2,720	S&P Global, Inc.~	701,733

3,690	State Street Corp.	243,798

5,126	SunTrust Banks, Inc.	350,311

3,494	Travelers Companies, Inc.	457,924

21,692	US Bancorp~	1,236,878

34,640	Wells Fargo & Company~	1,788,463

12,549	Zions Bancorporation, N.A. ^	608,250

		31,904,558

	Health Care (14.2%)
13,877	Abbott Laboratories~	1,160,256

14,432	AbbVie, Inc.~	1,148,066

11,557	Agilent Technologies, Inc.~	875,443

6,170	Alexion Pharmaceuticals, Inc.#	650,318

3,238	Allergan, PLC	570,244

3,901	Amgen, Inc.~	831,888

12,275	Baxter International, Inc.~	941,492

3,260	Becton Dickinson and Company~	834,560

2,030	Biogen, Inc.#~	606,381

12,805	Boston Scientific Corp.#	533,969

13,807	Bristol-Myers Squibb Company~	792,108

11,176	Celgene Corp.#~	1,207,343

2,693	Cigna Corp.#	480,593

11,909	CVS Health Corp.~	790,639

4,995	Danaher Corp.~	688,411

1,919	Edwards Lifesciences Corp.#~	457,451

7,627	Eli Lilly and Company~	869,097

13,709	Gilead Sciences, Inc.~	873,400

2,656	HCA Healthcare, Inc.	354,682

NUMBER OF SHARES		VALUE

3,135	Humana, Inc.~	$922,317

1,462	Illumina, Inc.#	432,050

1,515	Intuitive Surgical, Inc.#~	837,719

25,622	Johnson & Johnson~	3,383,129

3,462	Laboratory Corp. of America Holdings#	570,434

2,444	McKesson Corp.	325,052

13,454	Medtronic, PLC	1,465,141

25,016	Merck & Company, Inc.~	2,167,887

55,717	Pfizer, Inc.~	2,137,861

3,034	Quest Diagnostics, Inc.	307,193

648	Regeneron Pharmaceuticals, Inc.#	198,469

2,368	Stryker Corp.	512,127

495	Teleflex, Inc.	171,968

2,934	Thermo Fisher Scientific, Inc.~	886,009

11,217	UnitedHealth Group, Inc.~	2,834,536

2,100	Vertex Pharmaceuticals, Inc.#~	410,508

1,875	WellCare Health Plans, Inc.#	556,125

2,357	Zimmer Biomet Holdings, Inc.	325,808

3,207	Zoetis, Inc.	410,239

		33,520,913

	Industrials (9.2%)
5,390	3M Company~	889,296

2,827	Allegion, PLC	328,045

5,083	Boeing Company~	1,727,762

8,033	Caterpillar, Inc.~	1,106,947

13,281	CSX Corp.~	933,256

2,707	Deere & Company~	471,397

12,034	Delta Air Lines, Inc.	662,833

3,717	Eaton Corp., PLC	323,788

10,633	Emerson Electric Company~	745,905

2,024	FedEx Corp.	308,984

5,773	Fortune Brands Home & Security, Inc.	346,669

2,352	General Dynamics Corp.	415,834

80,160	General Electric Company~	799,997

8,540	Honeywell International, Inc.~	1,475,114

3,351	Illinois Tool Works, Inc.	564,912

8,641	Johnson Controls International, PLC	374,414

3,175	L3Harris Technologies, Inc.	655,034

1,886	Lockheed Martin Corp.~	710,418

7,904	Masco Corp.	365,560

2,149	Norfolk Southern Corp.	391,118

3,105	Northrop Grumman Corp.~	1,094,450

5,529	PACCAR, Inc.	420,536

6,700	Pentair, PLC	277,849

2,544	Raytheon Company	539,862

6,990	Southwest Airlines Company	392,349

3,883	Stanley Black & Decker, Inc.	587,614

90	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

7,610	Union Pacific Corp.~	$1,259,151

4,583	United Airlines Holdings, Inc.#	416,320

6,338	United Parcel Service, Inc. - Class B~	729,947

7,077	United Technologies Corp.~	1,016,116

3,180	Verisk Analytics, Inc.	460,146

1,383	Wabtec Corp.^	95,939

6,088	Waste Management, Inc.~	683,134

4,375	Xylem, Inc.~	335,519

		21,906,215

	Information Technology (22.7%)
5,781	Accenture, PLC - Class A	1,071,913

4,551	Adobe, Inc.#~	1,264,859

23,360	Advanced Micro Devices, Inc.#^	792,605

4,133	Amphenol Corp. - Class A	414,664

41,482	Apple, Inc.~	10,319,062

22,657	Applied Materials, Inc.~	1,229,369

2,680	Autodesk, Inc.#	394,925

5,384	Automatic Data Processing, Inc.~	873,446

4,249	Broadcom, Inc.~	1,244,320

52,224	Cisco Systems, Inc.~	2,481,162

3,543	Citrix Systems, Inc.	385,691

6,453	Cognizant Technology Solutions Corp. - Class A	393,246

6,383	Fiserv, Inc.#	677,492

5,332	FLIR Systems, Inc.	274,918

2,378	Gartner, Inc.#	366,402

3,534	Global Payments, Inc.	597,882

13,261	HP, Inc.	230,343

39,348	Intel Corp.~	2,224,342

6,490	International Business Machines Corp.~	867,908

2,717	Intuit, Inc.~	699,627

2,412	Jack Henry & Associates, Inc.	341,443

2,698	Lam Research Corp.~	731,266

8,521	MasterCard, Inc. - Class A~	2,358,698

17,300	Micron Technology, Inc.#~	822,615

74,004	Microsoft Corp.~	10,609,953

6,888	NVIDIA Corp.~	1,384,626

18,573	Oracle Corp.~	1,012,043

5,064	Paychex, Inc.	423,553

9,805	PayPal Holdings, Inc.#~	1,020,700

11,363	QUALCOMM, Inc.~	914,040

10,442	Salesforce.com, Inc.#~	1,634,069

3,451	TE Connectivity, Ltd.	308,864

6,327	Texas Instruments, Inc.~	746,523

19,178	Visa, Inc. - Class A~	3,430,177

3,503	Western Digital Corp.	180,930

16,230	Western Union Company	406,724

NUMBER OF SHARES		VALUE

7,013	Xilinx, Inc.	$636,360

		53,766,760

	Materials (2.4%)
3,125	Air Products & Chemicals, Inc.~	666,437

2,550	Avery Dennison Corp.	326,043

7,260	Ball Corp.	507,982

8,897	Corteva, Inc.#	234,703

8,898	Dow, Inc.#	449,260

8,896	DuPont de Nemours, Inc.	586,335

25,086	Freeport-McMoRan, Inc.	246,345

6,979	Linde, PLC	1,384,285

8,103	Newmont Mining Corp.	321,932

3,957	PPG Industries, Inc.	495,100

808	Sherwin-Williams Company	462,435

		5,680,857

	Real Estate (3.2%)
2,720	Alexandria Real Estate Equities, Inc.	431,800

3,418	American Tower Corp.	745,397

6,131	Apartment Investment & Management Company - Class A	336,469

2,501	AvalonBay Communities, Inc.	544,368

3,393	Crown Castle International Corp.	470,915

2,704	Digital Realty Trust, Inc.	343,516

628	Equinix, Inc.	355,938

2,422	Federal Realty Investment Trust	329,416

3,256	Mid-America Apartment Communities, Inc.	452,551

4,687	Prologis, Inc.	411,331

1,791	Public Storage	399,142

6,225	Realty Income Corp.	509,143

5,073	Regency Centers Corp.	341,109

3,758	Simon Property Group, Inc.	566,255

7,876	UDR, Inc.	395,769

6,375	Welltower, Inc.	578,149

11,860	Weyerhaeuser Company	346,431

		7,557,699

	Utilities (3.4%)

19,411	AES Corp.	330,958

7,602	American Electric Power Company, Inc.~	717,553

7,071	CMS Energy Corp.	451,978

5,920	Consolidated Edison, Inc.	545,942

7,002	Dominion Energy, Inc.	578,015

9,684	Duke Energy Corp.~	912,814

4,284	Edison International	269,464

4,334	Entergy Corp.	526,494

5,969	Exelon Corp.	271,530

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Hedged Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

9,804	FirstEnergy Corp.	$473,729

3,893	NextEra Energy, Inc.~	927,858

11,977	NiSource, Inc.	335,835

7,528	Public Service Enterprise Group, Inc.	476,598

10,748	Southern Company	673,470

8,628	Xcel Energy, Inc.	547,964

		8,040,202

	TOTAL COMMON STOCKS (Cost $217,819,757)	240,502,513

EXCHANGE-TRADED FUND (4.7%)
	Other (4.7%)
37,080	SPDR S&P 500 ETF Trust (Cost $10,942,988)	11,247,476

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.6%)#
	Communication Services (0.0%)
145 1,397,800	Electronic Arts, Inc. Call, 12/20/19, Strike $105.00	12,832

43 824,095	Facebook, Inc. Call, 12/20/19, Strike $225.00	1,527

		14,359

	Consumer Discretionary (0.0%)
15 2,664,990	Amazon.com, Inc. Call, 11/15/19, Strike $2,150.00	308

14 326,410	Ulta Beauty, Inc. Call, 01/17/20, Strike $265.00	7,910

28 339,752	Wynn Resorts, Ltd. Call, 01/17/20, Strike $120.00	25,480

		33,698

	Consumer Staples (0.0%)
80 1,522,640	Constellation Brands, Inc. Call, 01/17/20, Strike $200.00	33,600

110 355,630	Kraft Heinz Company Call, 12/20/19, Strike $32.50	9,900

		43,500

	Health Care (0.0%)
39 1,152,528	Illumina, Inc. Call, 12/20/19, Strike $330.00	9,945

	Information Technology (0.1%)
55 1,368,180	Apple, Inc. Call, 11/15/19, Strike $220.00	155,375

82 389,910	Micron Technology, Inc. Call, 01/17/20, Strike $40.00	71,135

		226,510

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (0.5%)
	S&P 500 Index
250 75,939,000	Call, 11/29/19, Strike $3,100.00	$225,000
125 37,969,500	Put, 12/31/19, Strike $2,850.00	260,000
110 33,413,160	Put, 12/31/19, Strike $2,500.00	36,300
100 30,375,600	Call, 12/31/19, Strike $3,100.00	262,500
50 15,187,800	Put, 12/31/19, Strike $2,700.00	46,250
50 15,187,800	Put, 03/31/20, Strike $2,500.00	98,000
25 7,593,900	Put, 11/29/19, Strike $3,000.00	63,875
25 7,593,900	Put, 11/29/19, Strike $2,700.00	5,562
20 6,075,120	Put, 12/31/19, Strike $2,750.00	24,300

		1,021,787

	TOTAL PURCHASED OPTIONS (Cost $2,312,617)	1,349,799

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.4%)
1,729,836	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	1,730,528

1,729,973	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	1,729,973

	TOTAL SHORT TERM INVESTMENTS (Cost $3,460,367)	3,460,501

TOTAL INVESTMENTS (108.3%) (Cost $234,535,729)		256,560,289

LIABILITIES, LESS OTHER ASSETS (-8.3%)		(19,763,262)

NET ASSETS (100.0%)		$236,797,027

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-8.4%)#
	Communication Services (0.0%)
40 224,120	Activision Blizzard, Inc. Put, 11/15/19, Strike $37.50	(460)

	Electronic Arts, Inc.
145 1,397,800	Call, 12/20/19, Strike $110.00	(4,278)

92	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
66 636,240	Put, 12/20/19, Strike $80.00	$(1,815)

	Facebook, Inc.
43 824,095	Call, 12/20/19, Strike $235.00	(516)
43 824,095	Put, 12/20/19, Strike $155.00	(3,762)

		(10,831)

	Consumer Discretionary (0.0%)
	Amazon.com, Inc.
15 2,664,990	Call, 11/15/19, Strike $2,200.00	(75)
6 1,065,996	Put, 11/15/19, Strike $1,600.00	(384)

	Ulta Beauty, Inc.
14 326,410	Call, 01/17/20, Strike $275.00	(5,460)
14 326,410	Put, 01/17/20, Strike $200.00	(6,230)

56 679,504	Wynn Resorts, Ltd. Call, 01/17/20, Strike $130.00	(26,880)

		(39,029)

	Consumer Staples (0.0%)
	Constellation Brands, Inc.
80 1,522,640	Call, 01/17/20, Strike $205.00	(22,400)
32 609,056	Put, 01/17/20, Strike $170.00	(7,520)

	Kraft Heinz Company
110 355,630	Call, 12/20/19, Strike $35.00	(1,925)
110 355,630	Put, 12/20/19, Strike $25.00	(825)

		(32,670)

	Health Care (0.0%)
	Illumina, Inc.
39 1,152,528	Call, 12/20/19, Strike $340.00	(5,948)
13 384,176	Put, 12/20/19, Strike $250.00	(2,470)

		(8,418)

	Information Technology (-0.1%)
110 2,736,360	Apple, Inc. Call, 11/15/19, Strike $230.00	(203,500)

164 779,820	Micron Technology, Inc. Call, 01/17/20, Strike $46.00	(72,980)

		(276,480)

	Other (-8.3%)
	S&P 500 Index
225 68,345,100	Call, 12/31/19, Strike $2,700.00	(7,753,500)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
185 56,194,860	Call, 12/31/19, Strike $3,000.00	$(1,548,450)
185 56,194,860	Call, 12/31/19, Strike $2,500.00	(9,949,300)
50 15,187,800	Put, 11/29/19, Strike $2,850.00	(34,250)
50 15,187,800	Call, 12/31/19, Strike $3,050.00	(254,250)

		(19,539,750)

	TOTAL WRITTEN OPTIONS (Premium $13,501,497)	$(19,907,178)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $74,831,140.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	93

Phineus Long/Short Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

COMMON STOCKS (89.5%)
		Communication Services (12.0%)
28,100		Alphabet, Inc. - Class A#~	$35,372,280

206,500		Facebook, Inc. - Class A#~	39,575,725

92,500		Twitter, Inc.#~	2,772,225

137,500		Walt Disney Company	17,864,000

			95,584,230

		Consumer Discretionary (6.5%)
75,000		Lowe’s Companies, Inc.~	8,370,750

83,500		McDonald’s Corp.~	16,424,450

576,500		MGM Resorts International~	16,430,250

67,500		Royal Caribbean Cruises, Ltd.	7,346,025

151,642		Under Armour, Inc., Class A#^	3,131,407

			51,702,882

		Consumer Staples (2.7%)
65,500		Lamb Weston Holdings, Inc.	5,111,620

139,500		Walmart, Inc.	16,357,770

			21,469,390

		Energy (2.2%)
263,000		Exxon Mobil Corp.	17,770,910

		Financials (26.9%)
1,132,000		Bank of America Corp.~	35,397,640

209,500		Cboe Global Markets, Inc.~	24,123,925

156,000		Goldman Sachs Group, Inc.~	33,287,280

1,475,000	EUR	ING Groep, NV	16,702,142

87,500		Intercontinental Exchange, Inc.~	8,253,000

311,000		JPMorgan Chase & Company~	38,850,120

718,500		Morgan Stanley~	33,086,925

1,981,000		UBS Group, AG#~^	23,316,370

			213,017,402

		Health Care (16.3%)
58,000		Alcon, Inc.#^	3,437,660

197,000		Alexion Pharmaceuticals, Inc.#~	20,763,800

90,500		Humana, Inc.	26,625,100

143,500		Johnson & Johnson~	18,947,740

143,000		Laboratory Corp. of America Holdings#~	23,562,110

77,500		Medtronic, PLC	8,439,750

350,000		Pfizer, Inc.	13,429,500

54,400		UnitedHealth Group, Inc.	13,746,880

			128,952,540

		Industrials (13.9%)
265,500		Air Lease Corp.~	11,676,690

432,500		Delta Air Lines, Inc.~	23,822,100

118,000		Emerson Electric Company~	8,277,700

282,000		Fluor Corp.~	4,543,020

NUMBER OF SHARES			VALUE

55,500		Honeywell International, Inc.~	$9,586,515

96,500		L3Harris Technologies, Inc.~	19,908,915

114,000		Raytheon Company~	24,191,940

92,000		United Airlines Holdings, Inc.#	8,357,280

			110,364,160

		Information Technology (5.7%)
108,500		Fidelity National Information Services, Inc.	14,295,960

221,000		First Solar, Inc.#~^	11,445,590

59,500		NVIDIA Corp.	11,960,690

310,500		Slack Technologies, Inc. - Class A#^	6,831,000

5,000		Twilio, Inc. - Class A#	482,800

			45,016,040

		Materials (3.3%)
37,700		Air Products & Chemicals, Inc.	8,039,902

90,000		Linde, PLC	17,851,500

			25,891,402

		TOTAL COMMON STOCKS (Cost $682,580,316)	709,768,956

INVESTMENTS IN AFFILIATED FUND (4.6%)
		Other (4.6%)
3,535,359		Calamos Short-Term Bond Fund - Class I (Cost $35,250,728)	36,060,658

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.2%)#
		Communication Services (0.0%)
1,030 19,739,950		Facebook, Inc. Put, 11/01/19, Strike $180.00	3,605

		Other (0.2%)
17,000 103,972,000		Consumer Staples Select Sector Put, 11/08/19, Strike $59.50	416,500

4,500 326,177,100	GBP	FTSE 100 Index Call, 11/15/19, Strike 7,400.00	641,198

5,205 40,864,455		Industrial Select Sector SPDR Call, 11/01/19, Strike $77.00	759,930

5,650 171,381,450		SPDR S&P 500 ETF Trust Put, 11/01/19, Strike $295.00	8,475

			1,826,103

		TOTAL PURCHASED OPTIONS (Cost $5,054,088)	1,829,708

94	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Phineus Long/Short Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (7.1%)
28,051,818	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$28,063,039

28,059,069	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	28,059,069

	TOTAL SHORT TERM INVESTMENTS (Cost $56,122,108)	56,122,108

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.5%)
11,962,705	State Street Navigator Securities Lending Government Money Market Portfolio†	11,962,705

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $11,962,705)	11,962,705

TOTAL INVESTMENTS (102.9%) (Cost $790,969,945)		815,744,135

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.5%)		(11,962,705)

LIABILITIES, LESS OTHER ASSETS (-1.4%)		(10,864,133)

NET ASSETS (100.0%)		$792,917,297

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-7.4%)#
	Consumer Discretionary (-0.8%)
(70,000)	CarMax, Inc.	(6,521,900)

	Information Technology (-1.4%)
(45,000)	Apple, Inc.	(11,194,200)

	Other (-5.2%)
(520,500)	Industrial Select Sector SPDR Fund	(40,864,455)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $52,536,423)	(58,580,555)

EXCHANGE-TRADED FUND SOLD SHORT (-81.9%)#
	Other (-81.9%)
(2,141,400)	SPDR S&P 500 ETF Trust (Proceeds $580,486,031)	(649,550,862)

TOTAL SECURITIES SOLD SHORT (Proceeds $633,022,454)		(708,131,417)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

WRITTEN OPTIONS (-0.5%)#
		Consumer Discretionary (0.0%)
120 21,319,920		Amazon.com, Inc. Call, 12/20/19, Strike $2,000.00	$(35,700)

		Information Technology (-0.2%)
450 11,194,200		Apple, Inc. Put, 11/01/19, Strike $242.50	(8,325)

1,450 14,001,200		Twilio, Inc. Put, 11/01/19, Strike $108.00	(1,660,250)

			(1,668,575)

		Other (-0.3%)
6,850 41,894,600		Consumer Staples Select Sector Call, 11/08/19, Strike $60.50	(1,781,000)

4,500 12,915,000		Financial Select Sector SPDR Fund Put, 11/22/19, Strike $27.00	(24,750)

1,000 72,483,800	GBP	FTSE 100 Index Put, 12/20/19, Strike 6,500.00	(142,489)

5,205 40,864,455		Industrial Select Sector SPDR Fund Put, 12/20/19, Strike $71.00	(156,150)

7,070 214,454,310		SPDR S&P 500 ETF Trust Put, 12/20/19, Strike $270.00	(523,180)

			(2,627,569)

		TOTAL WRITTEN OPTIONS (Premium $4,795,213)	$(4,331,844)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $298,684,339.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	95

Convertible Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (77.0%)
	Communication Services (11.0%)
8,900,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$11,966,272

7,750,000	IAC Financeco 3, Inc.* 2.000%, 01/15/30	8,670,312

	Liberty Media Corp.
8,380,000	1.375%, 10/15/23	10,519,875
7,200,000	2.250%, 09/30/46	4,217,040
1,750,000	2.250%, 12/01/48*	2,079,893

3,250,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	3,356,665

6,250,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	7,920,313

8,000,000	Snap, Inc.* 0.750%, 08/01/26	8,114,120

18,250,000	Twitter, Inc.~ 0.250%, 06/15/24	17,444,445

7,600,000	Zynga, Inc.* 0.250%, 06/01/24	7,810,900

		82,099,835

	Consumer Discretionary (10.1%)
8,750,000	Booking Holdings, Inc.~ 0.350%, 06/15/20	13,642,169

4,250,000	Caesars Entertainment Corp. 5.000%, 10/01/24	7,555,012

7,093,000	Chegg, Inc.* 0.125%, 03/15/25	6,636,282

11,500,000	DISH Network Corp.~ 3.375%, 08/15/26	10,739,217

4,000,000	Etsy, Inc.* 0.125%, 10/01/26	3,656,480

3,800,000	Guess, Inc.* 2.000%, 04/15/24	3,642,661

3,250,000	RH^ 0.000%, 06/15/23	3,679,569

	Tesla, Inc.
13,000,000	1.250%, 03/01/21~	14,138,085
7,000,000	2.000%, 05/15/24	8,578,640

3,143,000	Winnebago Industries, Inc. 1.500%, 04/01/25	3,205,860

		75,473,975

	Energy (0.4%)
2,200,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,692,008

	Financials (2.7%)
3,748,000	Hope Bancorp, Inc. 2.000%, 05/15/38	3,463,583

6,300,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	7,259,963

PRINCIPAL AMOUNT		VALUE

6,250,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§~ 0.250%, 05/01/23	$6,375,781

3,000,000	Starwood Property Trust, Inc.^ 4.375%, 04/01/23	3,119,130

		20,218,457

	Health Care (14.6%)
9,500,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	9,963,980

6,250,000	CONMED Corp.* 2.625%, 02/01/24	8,563,500

7,631,000	DexCom, Inc.*^ 0.750%, 12/01/23	9,142,358

6,750,000	Exact Sciences Corp. 0.375%, 03/15/27	7,244,977

2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	2,325,420

4,750,000	Illumina, Inc.^ 0.500%, 06/15/21	6,183,788

1,500,000	Insmed, Inc. 1.750%, 01/15/25	1,286,190

	Insulet Corp.
14,750,000	0.375%, 09/01/26*	14,117,446
4,250,000	1.375%, 11/15/24	7,053,682

7,250,000	Invitae Corp.* 2.000%, 09/01/24	6,620,990

5,250,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	5,795,239

1,100,000	Medicines Company 2.500%, 01/15/22	1,774,740

2,740,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	4,003,140

2,575,000	NuVasive, Inc. 2.250%, 03/15/21	3,230,453

6,805,000	Repligen Corp. 0.375%, 07/15/24	6,849,539

2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,828,340

2,652,000	Supernus Pharmaceuticals, Inc. 0.625%, 04/01/23	2,453,272

3,700,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	3,850,165

3,250,000	Teladoc Health, Inc.^ 1.375%, 05/15/25	5,276,424

		108,563,643

	Industrials (1.3%)
7,000,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	6,468,630

2,501,000	FTI Consulting, Inc. 2.000%, 08/15/23	3,120,698

		9,589,328

96	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	Information Technology (34.8%)
6,350,000	8x8, Inc.* 0.500%, 02/01/24	$6,473,920

2,000,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	8,679,690

9,500,000	Akamai Technologies, Inc.^ 0.125%, 05/01/25	10,651,210

4,445,000	Alteryx, Inc.* 0.500%, 08/01/24	4,120,093

8,500,000	Coupa Software, Inc.* 0.125%, 06/15/25	9,698,712

3,450,000	DocuSign, Inc.^ 0.500%, 09/15/23	4,066,550

	Envestnet, Inc.
3,285,000	1.750%, 06/01/23	3,719,556
2,750,000	1.750%, 12/15/19	2,817,004

3,180,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	3,622,847

6,000,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	7,169,040

5,400,000	II-VI, Inc. 0.250%, 09/01/22	5,451,651

6,100,000	Inphi Corp. 0.750%, 09/01/21	8,455,607

1,500,000	Intel Corp.~ 3.250%, 08/01/39	4,156,733

3,750,000	LivePerson, Inc.* 0.750%, 03/01/24	4,768,106

3,750,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	4,730,588

15,250,000	Microchip Technology, Inc.~ 1.625%, 02/15/27	19,989,242

13,750,000	NXP Semiconductors, NV~ 1.000%, 12/01/19	15,163,500

8,000,000	Okta, Inc.* 0.125%, 09/01/25	7,590,560

	ON Semiconductor Corp.
5,800,000	1.000%, 12/01/20	7,047,232
3,000,000	1.625%, 10/15/23^	3,733,965

3,250,000	OSI Systems, Inc. 1.250%, 09/01/22	3,593,281

16,750,000	Palo Alto Networks, Inc.^ 0.750%, 07/01/23	18,416,457

14,750,000	Proofpoint, Inc.*^ 0.250%, 08/15/24	15,302,092

3,350,000	Pure Storage, Inc.^ 0.125%, 04/15/23	3,513,664

	Q2 Holdings, Inc.
3,850,000	0.750%, 06/01/26*	4,095,341
1,654,000	0.750%, 02/15/23	2,282,958

1,906,000	Rapid7, Inc. 1.250%, 08/01/23	2,646,805

2,500,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	3,169,150

PRINCIPAL AMOUNT		VALUE

13,870,000	Splunk, Inc.^ 1.125%, 09/15/25	$15,399,584

11,100,000	Square, Inc. 0.500%, 05/15/23	12,298,467

2,250,000	Twilio, Inc. 0.250%, 06/01/23	3,422,036

5,500,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	7,427,393

6,700,000	Wix.com, Ltd.^ 0.000%, 07/01/23	7,659,608

9,500,000	Workday, Inc. 0.250%, 10/01/22	12,110,552

4,500,000	Zendesk, Inc. 0.250%, 03/15/23	5,852,520

		259,295,714

	Real Estate (1.6%)
3,000,000	Extra Space Storage, LP* 3.125%, 10/01/35	3,698,385

6,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	8,264,760

		11,963,145

	Utilities (0.5%)
3,250,000	NRG Energy, Inc. 2.750%, 06/01/48	3,698,533

	TOTAL CONVERTIBLE BONDS (Cost $531,867,137)	573,594,638

SYNTHETIC CONVERTIBLE SECURITIES (2.1%)¤
U.S. Government and Agency Securities (1.7%)
	United States Treasury Note
6,200,000	2.500%, 06/30/20	6,236,207
6,000,000	2.375%, 03/15/21	6,064,336

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	12,300,543

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.4%)#
	Consumer Discretionary (0.0%)
42 7,461,972	Amazon.com, Inc. Call, 01/17/20, Strike $1,900.00	104,685

	Financials (0.2%)
3,000 15,489,000	Wells Fargo & Company Call, 01/15/21, Strike $55.00	952,500

	Industrials (0.1%)
690 10,441,770	Stanley Black & Decker, Inc. Call, 01/17/20, Strike $145.00	762,450

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Convertible Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Information Technology (0.1%)
1,875 8,915,625	Micron Technology, Inc. Call, 01/17/20, Strike $47.00	$731,250

	TOTAL PURCHASED OPTIONS	2,550,885

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $15,374,866)	14,851,428

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (15.8%)
	Financials (5.6%)
30,400	Assurant, Inc. 6.500%, 03/15/21	3,799,088

10,300	Bank of America Corp.~ †† 7.250%	15,620,877

15,570	Virtus Investment Partners, Inc.^ 7.250%, 02/01/20	1,469,496

13,900	Wells Fargo & Company~ †† 7.500%	20,982,050

		41,871,511

	Health Care (1.7%)
90,500	Becton Dickinson and Company 6.125%, 05/01/20	5,582,040

6,755	Danaher Corp.^ 4.750%, 04/15/22	7,500,212

		13,082,252

	Industrials (1.7%)
9,915	Fortive Corp. 5.000%, 07/01/21	8,928,953

65,400	Rexnord Corp. 5.750%, 11/15/19	3,649,974

		12,578,927

	Information Technology (2.2%)
14,855	Broadcom, Inc. 8.000%, 09/30/22	16,088,262

	Real Estate (1.0%)
6,200	Crown Castle International Corp. 6.875%, 08/01/20	7,723,278

	Utilities (3.6%)
135,685	American Electric Power Company, Inc.~ 6.125%, 03/15/22	7,461,318

69,600	Aqua America, Inc. 6.000%, 04/30/22	4,193,400

149,730	NextEra Energy, Inc. 4.872%, 09/01/22	7,615,268

NUMBER OF SHARES		VALUE

	Sempra Energy
33,430	6.750%, 07/15/21	$3,884,232
30,000	6.000%, 01/15/21	3,480,900

		26,635,118

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $103,687,926)	117,979,348

COMMON STOCKS (2.3%)
	Health Care (0.9%)
24,945	Anthem, Inc.~ (Cost $5,882,662)	6,712,201

	Information Technology (0.5%)
13,735	Lam Research Corp. (Cost $3,693,815)	3,722,734

	Utilities (0.9%)
52,614	DTE Energy Company (Cost $6,977,076)	6,698,814

	TOTAL COMMON STOCKS (Cost $16,553,553)	17,133,749

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.1%)#
	Consumer Discretionary (0.0%)
50 10,243,850	Booking Holdings, Inc. Put, 01/17/20, Strike $2,050.00	418,750

	Health Care (0.1%)
450 6,539,400	Insulet Corp. Put, 12/20/19, Strike $150.00	576,000

	TOTAL PURCHASED_OPTIONS (Cost $971,696)	994,750

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (2.3%)
8,652,636	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	8,656,097

8,595,613	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	8,595,613

	TOTAL SHORT TERM INVESTMENTS (Cost $17,251,008)	17,251,710

98	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.9%)
20,867,259	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	$20,867,259

22,913,303	State Street Navigator Securities Lending Government Money Market Portfolio†	22,913,303

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $43,780,562)	43,780,562

TOTAL INVESTMENTS (105.5%) (Cost $729,486,748)		785,586,185

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.9%)		(43,780,562)

OTHER ASSETS, LESS LIABILITIES (0.4%)		3,118,919

NET ASSETS (100.0%)		$744,924,542

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTION (0.0%)#
	Health Care (0.0%)
450 6,539,400	Insulet Corp. Call, 12/20/19, Strike $180.00 (Premium $205,629)	(63,000)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	01/22/20	2,525,000	$322,177	$(89)

					$(89)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	01/22/20	41,290,000	$5,268,390	$(1,065)

					$(1,065)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $16,895,885.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

††	Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	99

Global Convertible Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (75.3%)
		Communication Services (10.3%)
600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	$896,196

		CyberAgent, Inc.
50,000,000	JPY	0.000%, 02/17/23	471,678
50,000,000	JPY	0.000%, 02/19/25	472,935

2,055,000		GCI Liberty, Inc.* 1.750%, 09/30/46	2,762,999

670,000		IAC Financeco 3, Inc.* 2.000%, 01/15/30	749,563

760,000		iQIYI, Inc.* 2.000%, 04/01/25	690,920

1,400,000,000	KRW	Kakao Corp. 0.000%, 05/11/21	1,413,736

710,000		Liberty Media Corp. 1.375%, 10/15/23	891,302

665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	686,825

750,000		Momo, Inc. 1.250%, 07/01/25	692,835

1,975,000		Snap, Inc.* 0.750%, 08/01/26	2,003,173

1,340,000		Twitter, Inc. 0.250%, 06/15/24	1,280,852

675,000		Zynga, Inc.* 0.250%, 06/01/24	693,731

			13,706,745

		Consumer Discretionary (9.7%)
613,000		Baozun, Inc.* 1.625%, 05/01/24	654,077

600,000		Cie Generale des Etablissements Michelin, SCA 0.000%, 01/10/22	608,250

1,241,000		Ctrip.com International, Ltd. 1.990%, 07/01/25	1,301,362

1,155,000		DISH Network Corp. 3.375%, 08/15/26	1,078,591

665,000		Guess, Inc.* 2.000%, 04/15/24	637,466

50,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	461,288

1,220,000		NIO, Inc.* 4.500%, 02/01/24	349,951

1,417,000		Pinduoduo, Inc.* 0.000%, 10/01/24	1,649,027

630,000		Quotient Technology, Inc. 1.750%, 12/01/22	601,968

650,000		RH^ 0.000%, 06/15/23	735,914

416,000	EUR	SEB, SA 0.000%, 11/17/21	889,492

PRINCIPAL AMOUNT			VALUE

270,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	$280,114

		Tesla, Inc.
2,143,000		2.000%, 05/15/24	2,626,289
934,000		2.375%, 03/15/22	1,096,236

			12,970,025

		Consumer Staples (3.2%)
3,800,000		Carrefour, SA 0.000%, 03/27/24	3,671,693

729,000		Turning Point Brands, Inc.* 2.500%, 07/15/24	582,507

			4,254,200

		Energy (4.5%)
390,000		Nabors Industries, Inc. 0.750%, 01/15/24	250,045

430,000		SM Energy Company 1.500%, 07/01/21	386,503

4,200,000		TOTAL, SA 0.500%, 12/02/22	4,422,453

800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	930,152

			5,989,153

		Financials (5.2%)
2,300,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	2,537,191

2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,406,337

700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	803,124

900,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	1,154,872

			6,901,524

		Health Care (6.9%)
1,230,000		BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	1,290,073

651,000		DexCom, Inc.* 0.750%, 12/01/23	779,934

600,000	EUR	GN Store Nord, A/S 0.000%, 05/21/24	666,681

252,000		Innoviva, Inc. 2.500%, 08/15/25	251,134

515,000		Insulet Corp. 1.375%, 11/15/24	854,740

525,000		Neurocrine Biosciences, Inc. 2.250%, 05/15/24	767,025

765,000		NuVasive, Inc. 2.250%, 03/15/21	959,727

595,000		Pacira BioSciences, Inc.^ 2.375%, 04/01/22	600,191

100	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	$1,293,800

630,000		Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	655,569

627,000		Teladoc Health, Inc.^ 1.375%, 05/15/25	1,017,944

			9,136,818

		Industrials (3.5%)
130,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,202,882

60,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	582,601

60,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	569,150

400,000	EUR	Symrise, AG 0.238%, 06/20/24	519,424

1,400,000		Vinci, SA 0.375%, 02/16/22	1,727,334

			4,601,391

		Information Technology (25.6%)
1,205,000		8x8, Inc.* 0.500%, 02/01/24	1,228,516

1,310,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,468,746

		Alteryx, Inc.*
664,000		0.500%, 08/01/24	615,465
655,000		1.000%, 08/01/26^	592,831

670,000		Coupa Software, Inc.* 0.125%, 06/15/25	764,487

660,000		DocuSign, Inc. 0.500%, 09/15/23	777,949

		FireEye, Inc.
330,000		1.625%, 06/01/35	318,181
183,000		1.000%, 06/01/35	180,992

455,000		II-VI, Inc. 0.250%, 09/01/22	459,352

385,000		Inphi Corp. 0.750%, 09/01/21	533,674

1,200,000		Lenovo Group, Ltd. 3.375%, 01/24/24	1,305,042

570,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	719,049

1,920,000		Microchip Technology, Inc. 1.625%, 02/15/27	2,516,678

291,000		Micron Technology, Inc.~ 2.125%, 02/15/33	1,266,719

904,000		New Relic, Inc. 0.500%, 05/01/23	871,198

2,468,000		NXP Semiconductors, NV 1.000%, 12/01/19	2,721,710

1,325,000		Okta, Inc.* 0.125%, 09/01/25	1,257,186

PRINCIPAL AMOUNT			VALUE

380,000		ON Semiconductor Corp. 1.000%, 12/01/20	$461,715

650,000		Palo Alto Networks, Inc. 0.750%, 07/01/23	714,668

305,000		Pluralsight, Inc.* 0.375%, 03/01/24	267,618

660,000		Proofpoint, Inc.* 0.250%, 08/15/24	684,704

670,000		Q2 Holdings, Inc.* 0.750%, 06/01/26	712,696

960,000		Silicon Laboratories, Inc. 1.375%, 03/01/22	1,216,954

550,000	EUR	SOITEC 0.000%, 06/28/23	754,862

1,430,000		Splunk, Inc. 1.125%, 09/15/25	1,587,700

1,270,000		Square, Inc. 0.500%, 05/15/23	1,407,122

1,000,000		STMicroelectronics, NV 0.000%, 07/03/22	1,244,240

359,000		Twilio, Inc. 0.250%, 06/01/23	546,005

650,000		Wix.com, Ltd.^ 0.000%, 07/01/23	743,096

1,870,000		Workday, Inc. 0.250%, 10/01/22	2,383,867

680,000		Workiva, Inc.* 1.125%, 08/15/26	615,777

1,877,000		Xero Investments, Ltd. 2.375%, 10/04/23	2,315,965

610,000		Zendesk, Inc. 0.250%, 03/15/23	793,342

			34,048,106

		Materials (3.7%)
4,000,000		BASF, SE 0.925%, 03/09/23	3,834,520

50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	479,630

60,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	663,175

			4,977,325

		Real Estate (2.7%)
1,900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,257,328

525,000		IH Merger Sub, LLC 3.500%, 01/15/22	723,167

60,000,000	JPY	Relo Group, Inc. 0.000%, 03/22/21	575,120

			3,555,615

		TOTAL CONVERTIBLE BONDS (Cost $98,337,445)	100,140,902

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Global Convertible Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

SYNTHETIC CONVERTIBLE SECURITIES (8.8%) ¤
U.S. Government and Agency Securities (8.1%)
		United States Treasury Note
4,441,000		1.875%, 05/31/22	$4,482,114
3,505,000		1.750%, 10/31/20	3,510,408
2,753,000		1.125%, 12/31/19^	2,751,011

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	10,743,533

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (0.7%)#
		Consumer Discretionary (0.3%)
122 2,155,374		Alibaba Group Holding, Ltd. Call, 03/20/20, Strike $185.00	127,185

17 3,482,909		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	300,050

			427,235

		Industrials (0.3%)
		Airbus, SE
187 2,401,454	EUR	Call, 03/20/20, Strike 130.00	153,397
136 1,746,512	EUR	Call, 12/20/19, Strike 120.00	161,616

64 1,532,160	EUR	MTU Aero Engines Holdings, AG Call, 03/20/20, Strike 240.00	101,715

			416,728

		Information Technology (0.1%)
77 2,087,008		Lam Research Corp. Call, 01/17/20, Strike $280.00	82,390

		TOTAL PURCHASED OPTIONS	926,353

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $11,751,567)	11,669,886

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (13.1%)
		Financials (7.2%)
6,030		Assurant, Inc. 6.500%, 03/15/21	753,569

2,487		Bank of America Corp.†† 7.250%	3,771,759

13,755		Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,298,197

2,530		Wells Fargo & Company†† 7.500%	3,819,035

			9,642,560

NUMBER OF SHARES			VALUE

		Health Care (1.1%)
1,295		Danaher Corp. 4.750%, 04/15/22	$1,437,864

		Information Technology (1.6%)
1,995		Broadcom, Inc. 8.000%, 09/30/22	2,160,625

		Real Estate (0.4%)
425		Crown Castle International Corp. 6.875%, 08/01/20	529,418

		Utilities (2.8%)
12,955		American Electric Power Company, Inc. 6.125%, 03/15/22	712,395

13,215		Aqua America, Inc. 6.000%, 04/30/22	796,204

13,250		DTE Energy Company 6.250%, 11/01/22	673,431

		Sempra Energy
6,535		6.750%, 07/15/21	759,302
6,415		6.000%, 01/15/21	744,333

			3,685,665

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,092,841)	17,456,132

PRINCIPAL AMOUNT			VALUE

BANK LOANS (0.3%)‡
		Financials (0.3%)
964,825	EUR	Steenbok Lux Finco 1 Sarl 0.000%, 12/31/21 5 mo. EURIBOR + 10.00%	408,906

		TOTAL BANK LOANS (Cost $453,900)	408,906

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (2.9%)
1,882,497		Fidelity Prime Money Market Fund - Institutional Class,1.890%***	1,883,250

1,883,055		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	1,883,055

		TOTAL SHORT TERM INVESTMENTS (Cost $3,766,294)	3,766,305

102	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.8%)
3,755,500	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,755,500)	$3,755,500

TOTAL INVESTMENTS (103.2%) (Cost $133,157,547)		137,197,631

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.8%)		(3,755,500)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(508,743)

NET ASSETS (100.0%)		$132,933,388

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,412.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2019.

††	Perpetual maturity.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

JPY	Japanese Yen

KRW	South Korean Won

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

CURRENCY EXPOSURE

OCTOBER 31, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$115,300,495	84.1%
European Monetary Unit	13,711,141	10.0%

Japanese Yen	6,772,259	4.9%
South Korean Won	1,413,736	1.0%

Total Investments	$137,197,631	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	103

Timpani Small Cap Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

COMMON STOCKS (95.6%)
	Communication Services (1.6%)
15,654	Cardlytics, Inc.#	$656,059

31,369	EverQuote, Inc. - Class A#	636,791

		1,292,850

	Consumer Discretionary (21.3%)
20,813	Aaron’s, Inc.	1,559,518

2,306	Asbury Automotive Group, Inc.#	237,818

43,033	Boot Barn Holdings, Inc.#	1,508,307

42,495	Century Communities, Inc.#	1,282,074

46,506	Chegg, Inc.#	1,425,874

19,630	Conn’s, Inc.#	474,850

31,939	Funko, Inc. - Class A#	574,902

6,539	Grand Canyon Education, Inc.#	601,326

17,827	Kura Sushi USA, Inc. - Class A#	328,908

13,376	LGI Homes, Inc.#	1,049,748

9,547	Lithia Motors Inc - Class A	1,503,462

18,260	Lovesac Company#	298,186

31,930	Noodles & Company#	170,187

18,206	Planet Fitness Inc - Class A#	1,158,994

137,434	Rubicon Project, Inc.#	1,168,189

2,333	Strategic Education, Inc.	287,029

19,281	TopBuild Corp.#	2,003,874

46,010	YETI Holdings, Inc.#	1,532,593

		17,165,839

	Consumer Staples (1.8%)
26,304	elf Beauty, Inc.#	441,907

41,338	Simply Good Foods Company#	1,014,435

		1,456,342

	Energy (3.9%)
39,572	Scorpio Tankers, Inc.	1,258,785

45,109	World Fuel Services Corp.	1,884,203

		3,142,988

	Financials (5.4%)
10,739	Assetmark Financial Holdings, Inc.#	294,678

6,866	eHealth, Inc.#	474,029

14,649	Goosehead Insurance, Inc. - Class A	749,736

11,309	Kinsale Capital Group, Inc.	1,195,587

2,378	LendingTree, Inc.#	855,723

10,031	LPL Financial Holdings, Inc.	810,906

		4,380,659

	Health Care (22.9%)
18,391	Addus HomeCare Corp.#	1,548,706

10,119	Amedisys, Inc.#	1,300,494

11,266	ANI Pharmaceuticals, Inc.#	879,987

27,349	CareDx, Inc.#	716,817

NUMBER OF SHARES		VALUE

16,481	Castle Biosciences, Inc.#	$387,963

11,698	Coherus Biosciences, Inc.#	203,194

21,136	Cutera, Inc.#	665,784

5,792	Ensign Group, Inc.	244,712

37,446	Exagen, Inc.#	563,937

7,525	Inspire Medical Systems, Inc.#	458,875

3,137	Insulet Corp.#	455,869

26,391	Joint Corp.#	503,277

11,201	LHC Group, Inc.#	1,242,975

11,765	Omnicell, Inc.#	828,138

77,777	OptimizeRx Corp.#	1,011,101

11,368	Pennant Group Inc/the Common Stock Usd.001#	204,510

2,479	Penumbra, Inc.#	386,650

9,888	PetIQ, Inc.#	244,431

8,156	Phreesia, Inc.#	241,662

47,756	R1 RCM, Inc.#	507,646

14,991	Tactile Systems Technology, Inc.#	680,891

20,016	Tandem Diabetes Care, Inc.#	1,232,585

12,538	Teladoc Health, Inc.#	960,411

6,096	US Physical Therapy, Inc.	862,401

14,715	Veracyte, Inc.#	337,415

52,447	Vericel Corp.#	832,334

97,010	Zynex, Inc.	896,373

		18,399,138

	Industrials (11.2%)
5,499	Aerojet Rocketdyne Holdings, Inc.#	237,722

8,711	Albany International Corp - Class A	731,550

4,560	American Woodmark Corp.#	452,170

7,866	Columbus McKinnon Corp.	295,132

14,311	Cubic Corp.	1,055,293

29,862	Federal Signal Corp.	968,723

2,254	HEICO Corp.	278,008

9,189	Knoll, Inc.	245,714

52,398	LiqTech International, Inc.#	379,362

26,178	MasTec, Inc.#	1,647,643

18,008	Mercury Systems, Inc.#	1,326,469

11,077	NV5 Global, Inc.#	802,307

6,604	Trex Company, Inc.#	580,426

		9,000,519

	Information Technology (25.4%)
7,787	Cabot Microelectronics Corp.	1,176,772

108,270	Digital Turbine, Inc.#	756,807

26,684	Diodes, Inc.#	1,244,809

4,462	Euronet Worldwide, Inc.#	624,992

18,168	Everbridge, Inc.#	1,262,858

29,130	Five9, Inc.#	1,617,006

104	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Timpani Small Cap Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

28,882	GDS Holdings, Ltd.#	$1,203,802

4,301	Globant, SA#	401,111

8,688	Intelligent Systems Corp.#	392,437

40,317	International Money Express, Inc.#	617,656

4,179	J2 Global, Inc.#	396,838

38,726	KEMET Corp.	841,903

27,758	Knowles Corp.#	599,018

59,071	Lattice Semiconductor Corp.#	1,157,201

2,603	NICE-Systems, Ltd.#	410,727

10,654	OneSpan, Inc.#	199,336

3,505	Pegasystems, Inc.	263,611

14,537	RealPage, Inc.#	880,215

10,976	RingCentral, Inc. - Class A#	1,772,844

20,174	Sapiens International Corp., NV	426,277

10,119	ShotSpotter, Inc.#	204,404

41,931	SVMK, Inc.#	771,530

121,117	Telaria, Inc.#	916,856

16,124	Viavi Solutions, Inc.#	257,420

22,492	WNS Holdings, Ltd.#	1,390,905

16,125	Workiva, Inc.#	671,929

		20,459,264

	Materials (0.8%)
7,730	Ingevity Corp.#	650,943

	Real Estate (0.7%)
30,165	Redfin Corp.#	524,569

	Utilities (0.6%)
24,735	AquaVenture Holdings, Ltd.#	485,301

	TOTAL COMMON STOCKS (Cost $60,718,235)	76,958,412

SHORT TERM INVESTMENTS (2.5%)
1,001,923	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	1,002,324

1,001,875	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	1,001,875

	TOTAL SHORT TERM INVESTMENTS (Cost $2,004,162)	2,004,199

TOTAL INVESTMENTS (98.1%) (Cost $62,722,397)		78,962,611

OTHER ASSETS, LESS LIABILITIES (1.9%)		1,496,213

NET ASSETS (100.0%)		$80,458,824

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	105

Timpani SMID Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.2%)
	Communication Services (1.0%)
1,594	Cardlytics, Inc.#	$66,805

1,280	EverQuote, Inc. - Class A#	25,984

		92,789

	Consumer Discretionary (21.3%)
2,265	Aaron’s, Inc.	169,716

223	Asbury Automotive Group, Inc.#	22,998

4,547	Boot Barn Holdings, Inc.#	159,372

642	Bright Horizons Family Solutions, Inc.#	95,350

3,618	Century Communities, Inc.#	109,155

4,943	Chegg, Inc.#	151,552

2,097	Conn’s, Inc.#	50,726

3,703	Funko, Inc. - Class A#	66,654

912	Grand Canyon Education, Inc.#	83,868

1,552	LGI Homes, Inc.#	121,801

1,032	Lithia Motors Inc - Class A	162,519

1,199	Lovesac Company#	19,580

33	NVR, Inc.#	120,008

2,482	Planet Fitness Inc - Class A#	158,004

850	Roku, Inc.#	125,120

2,649	Rubicon Project, Inc.#	22,517

204	Strategic Education, Inc.	25,098

1,589	TopBuild Corp.#	165,145

5,010	YETI Holdings, Inc.#	166,883

		1,996,066

	Consumer Staples (1.8%)
2,806	elf Beauty, Inc.#	47,141

4,806	Simply Good Foods Company#	117,939

		165,080

	Energy (3.7%)
4,598	Scorpio Tankers, Inc.	146,262

4,775	World Fuel Services Corp.	199,452

		345,714

	Financials (6.8%)
1,256	Assetmark Financial Holdings, Inc.#	34,465

319	eHealth, Inc.#	22,024

1,266	Goosehead Insurance, Inc. - Class A	64,794

1,232	Kinsale Capital Group, Inc.	130,247

306	LendingTree, Inc.#	110,114

2,108	LPL Financial Holdings, Inc.	170,411

294	MarketAxess Holdings, Inc.	108,365

		640,420

	Health Care (17.8%)
1,081	Addus HomeCare Corp.#	91,031

1,107	Alnylam Pharmaceuticals, Inc.#	96,021

NUMBER OF SHARES		VALUE

1,075	Amedisys, Inc.#	$138,159

824	ANI Pharmaceuticals, Inc.#	64,363

1,199	CareDx, Inc.#	31,426

1,622	Coherus Biosciences, Inc.#	28,174

1,325	Cutera, Inc.#	41,737

1,323	DexCom, Inc.#	204,060

673	Ensign Group, Inc.	28,434

703	Inspire Medical Systems, Inc.#	42,869

480	Insulet Corp.#	69,754

1,056	LHC Group, Inc.#	117,184

961	Omnicell, Inc.#	67,645

1,442	OptimizeRx Corp.#	18,746

1,170	Pennant Group Inc/the Common Stock Usd.001#	21,048

440	Penumbra, Inc.#	68,627

961	PetIQ, Inc.#	23,756

951	Phreesia, Inc.#	28,178

3,672	R1 RCM, Inc.#	39,033

1,233	Tactile Systems Technology, Inc.#	56,003

2,011	Tandem Diabetes Care, Inc.#	123,837

1,185	Teladoc Health, Inc.#	90,771

628	US Physical Therapy, Inc.	88,843

1,074	Veracyte, Inc.#	24,627

4,084	Vericel Corp.#	64,813

		1,669,139

	Industrials (13.6%)
532	Aerojet Rocketdyne Holdings, Inc.#	22,998

1,126	Albany International Corp - Class A	94,562

484	American Woodmark Corp.#	47,994

1,205	Copart, Inc.#	99,581

295	CoStar Group, Inc.#	162,108

1,542	Cubic Corp.	113,707

3,184	Federal Signal Corp.	103,289

1,019	HEICO Corp.	125,684

399	Jacobs Engineering Group, Inc.	37,338

886	Knoll, Inc.	23,692

2,800	MasTec, Inc.#	176,232

2,211	Mercury Systems, Inc.#	162,862

1,359	Quanta Services, Inc.	57,146

545	Trex Company, Inc.#	47,900

		1,275,093

	Information Technology (29.5%)
1,018	Black Knight, Inc.#	65,356

761	Cabot Microelectronics Corp.	115,002

3,881	Digital Turbine, Inc.#	27,128

2,863	Diodes, Inc.#	133,559

394	EPAM Systems, Inc.#	69,328

106	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Timpani SMID Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

848	Euronet Worldwide, Inc.#	$118,779

1,048	Everbridge, Inc.#	72,847

2,939	Five9, Inc.#	163,144

3,893	GDS Holdings, Ltd.#	162,260

5,588	Genpact, Ltd.	218,882

449	Globant, SA#	41,874

350	Intelligent Systems Corp.#	15,810

3,271	International Money Express, Inc.#	50,112

390	J2 Global, Inc.#	37,034

3,161	KEMET Corp.	68,720

2,295	Knowles Corp.#	49,526

5,951	Lattice Semiconductor Corp.#	116,580

835	Monolithic Power Systems, Inc.	125,183

1,141	NICE-Systems, Ltd.#	180,038

715	Okta, Inc.#	77,985

950	Pegasystems, Inc.	71,450

1,203	Proofpoint, Inc.#	138,790

1,180	RealPage, Inc.#	71,449

1,902	RingCentral, Inc. - Class A#	307,211

2,085	Sapiens International Corp., NV	44,056

2,807	SVMK, Inc.#	51,649

1,607	Viavi Solutions, Inc.#	25,656

1,342	WNS Holdings, Ltd.#	82,989

1,409	Workiva, Inc.#	58,713

		2,761,110

	Materials (0.6%)
647	Ingevity Corp.#	54,484

	Real Estate (0.6%)
2,926	Redfin Corp.#	50,883

	Utilities (0.5%)
2,413	AquaVenture Holdings, Ltd.#	47,343

	TOTAL COMMON STOCKS (Cost $9,199,575)	9,098,121

SHORT TERM INVESTMENTS (0.2%)
10,004	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	10,008

9,934	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	9,934

	TOTAL SHORT TERM INVESTMENTS (Cost $19,941)	19,942

TOTAL INVESTMENTS (97.4%) (Cost $9,219,516)		9,118,063

OTHER ASSETS, LESS LIABILITIES (2.6%)		248,200

NET ASSETS (100.0%)		$9,366,263

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	107

Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

COMMON STOCKS (94.1%)
		Communication Services (14.7%)
64,800		Alphabet, Inc. - Class A#	$81,570,240

6,100	CAD	Cogeco Communications, Inc.	527,283

304,000		Comcast Corp. - Class A~	13,625,280

14,000		Discovery, Inc. - Class A#^	377,370

352,000		Facebook, Inc. - Class A#~	67,460,800

39,500		Netflix, Inc.#	11,352,695

124,000		Twitter, Inc.#	3,716,280

205,000		Walt Disney Company	26,633,600

45,000		Zynga, Inc. - Class A#	277,650

			205,541,198

		Consumer Discretionary (13.8%)
45,200		Amazon.com, Inc.#	80,305,032

1,800		Churchill Downs, Inc.	233,982

15,500	CAD	Dollarama, Inc.	521,452

2,500		Expedia Group, Inc.	341,650

11,500		frontdoor, Inc.#	554,645

62,500		Home Depot, Inc.	14,661,250

3,000		Lithia Motors Inc - Class A	472,440

125,500		Lowe’s Companies, Inc.	14,007,055

87,900		Lululemon Athletica, Inc.#	17,955,333

89,500		McDonald’s Corp.~	17,604,650

493,000		MGM Resorts International~	14,050,500

5,000		New Oriental Education & Technology Group, Inc.#	610,300

115,500		Nike, Inc. - Class B~	10,343,025

166,500		Royal Caribbean Cruises, Ltd.	18,120,195

10,600		Toll Brothers, Inc.	421,562

120,080		Under Armour, Inc., Class A#^	2,479,652

7,600		Wyndham Destinations, Inc.	352,716

			193,035,439

		Consumer Staples (3.6%)
188,500		Coca-Cola Company	10,260,055

72,000		Constellation Brands, Inc. - Class A	13,703,760

15,000	CAD	Empire Company, Ltd.	398,261

5,600		Hershey Company	822,472

107,500		Lamb Weston Holdings, Inc.~	8,389,300

136,500		Walmart, Inc.	16,005,990

			49,579,838

		Energy (1.9%)
172,000		ConocoPhillips	9,494,400

3,900		CVR Energy, Inc.	184,938

242,000		Exxon Mobil Corp.	16,351,940

			26,031,278

NUMBER OF SHARES			VALUE

		Financials (5.6%)
20,700		Arch Capital Group, Ltd.#	$864,432

36,000		Ares Capital Corp.^	658,800

481,500		Bank of America Corp.	15,056,505

256,500		Cboe Global Markets, Inc.~	29,535,975

5,000		Cincinnati Financial Corp.	566,050

2,200		Discover Financial Services	176,572

13,900		Essent Group, Ltd.	724,051

12,500		Hartford Financial Services Group, Inc.	713,500

144,000		Intercontinental Exchange, Inc.~	13,582,080

8,090		LPL Financial Holdings, Inc.	653,996

18,000		Radian Group, Inc.	451,800

1,100		RenaissanceRe Holdings, Ltd.	205,898

267,500		US Bancorp	15,252,850

			78,442,509

		Health Care (15.0%)
93,000	CHF	Alcon, Inc.#	5,499,845

247,000		Alexion Pharmaceuticals, Inc.#~	26,033,800

11,000		Arrowhead Pharmaceuticals, Inc.#^	440,550

354,000		Baxter International, Inc.	27,151,800

11,500		Bruker Corp.	511,750

13,000		Horizon Therapeutics, PLC#	375,830

121,000		Humana, Inc.	35,598,200

1,400		IDEXX Laboratories, Inc.#	399,014

4,700		Incyte Corp.#	394,424

24,000		Inovalon Holdings, Inc. Class A#^	375,120

141,000		Johnson & Johnson~	18,617,640

124,500		Laboratory Corp. of America Holdings#~	20,513,865

3,000		McKesson Corp.	399,000

128,500		Medtronic, PLC	13,993,650

174,000		Merck & Company, Inc.	15,078,840

535,000		Pfizer, Inc.~	20,527,950

1,100		Teleflex, Inc.	382,151

92,000		UnitedHealth Group, Inc.~	23,248,400

3,200		Veeva Systems, Inc., Class A#	453,856

			209,995,685

		Industrials (13.7%)
10,000		Aerojet Rocketdyne Holdings, Inc.#	432,300

5,000		AGCO Corp.	383,450

6,500	CAD	Air Canada#	231,456

353,500		Air Lease Corp.	15,546,930

11,000		Arconic, Inc.	302,170

74,000		Boeing Company	25,153,340

3,500		Carlisle Companies, Inc.	532,945

387,600		Delta Air Lines, Inc.~	21,349,008

108	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

4,000	Dover Corp.	$415,560

161,000	Emerson Electric Company~	11,294,150

8,000	Herman Miller, Inc.	372,000

5,100	Hexcel Corp.	380,562

83,500	Honeywell International, Inc.	14,422,955

3,800	John Bean Technologies Corp.	390,526

150,400	L3Harris Technologies, Inc.	31,029,024

152,000	Lyft, Inc. - Class A#^	6,298,880

6,500	MasTec, Inc.#	409,110

127,000	Raytheon Company~	26,950,670

7,000	SkyWest, Inc.	416,850

800	TransDigm Group, Inc.	421,024

172,000	TransUnion~	14,210,640

80,700	United Airlines Holdings, Inc.#	7,330,788

123,000	Waste Management, Inc.	13,801,830

		192,076,168

	Information Technology (23.2%)
8,030	Akamai Technologies, Inc.#	694,595

3,600	Ansys, Inc.#	792,540

6,400	Aspen Technology, Inc.#	736,704

11,180	Booz Allen Hamilton Holding Corp.	786,736

29,800	Broadcom, Inc.	8,726,930

2,600	CACI International, Inc. - Class A#	581,750

12,500	Cadence Design Systems, Inc.#	816,875

6,300	CDW Corp.	805,833

3,710	CyberArk Software, Ltd.#	376,862

131,500	DocuSign, Inc.#	8,703,985

2,800	EPAM Systems, Inc.#	492,688

212,500	Fidelity National Information Services, Inc.	27,999,000

185,500	First Solar, Inc.#^	9,607,045

3,180	Fortinet, Inc.#	259,361

18,800	Genpact, Ltd.	736,396

62,500	Global Payments, Inc.	10,573,750

9,200	Keysight Technologies, Inc.#	928,372

5,000	Leidos Holdings, Inc.	431,150

79,000	Microchip Technology, Inc.^	7,448,910

748,500	Microsoft Corp.~	107,312,445

2,300	NICE-Systems, Ltd.#^	362,917

85,000	NVIDIA Corp.	17,086,700

3,600	Paylocity Holding Corp.#	369,360

66,500	PayPal Holdings, Inc.#	6,922,650

15,000	Perspecta, Inc.	398,100

2,800	RingCentral, Inc. - Class A#	452,256

127,500	Salesforce.com, Inc.#	19,952,475

524,000	Slack Technologies, Inc. - Class A#^	11,528,000

2,100	Splunk, Inc.#	251,916

NUMBER OF SHARES			VALUE

2,100		Synopsys, Inc.#	$285,075

15,000		Teradyne, Inc.	918,300

125,000		Twilio, Inc. - Class A#^	12,070,000

2,400		Universal Display Corp.	480,432

3,700		VeriSign, Inc.#	703,074

273,000		Visa, Inc. - Class A~	48,828,780

1,940		Zebra Technologies Corp. - Class A#	461,468

201,500		Zendesk, Inc.#	14,235,975

			324,119,405

		Materials (2.6%)
43,000		Air Products & Chemicals, Inc.	9,170,180

11,500		Ardagh Group, SA	214,705

54,000	CAD	Centerra Gold, Inc.#	460,421

135,500		Linde, PLC	26,876,425

			36,721,731

		TOTAL COMMON STOCKS (Cost $986,100,559)	1,315,543,251

EXCHANGE-TRADED FUNDS (0.2%)
		Other (0.2%)
17,000		iShares Edge MSCI Min Vol USA ETF^	1,087,150

10,670		iShares U.S. Real Estate ETF^	1,005,754

		TOTAL EXCHANGE-TRADED FUNDS (Cost $1,970,387)	2,092,904

INVESTMENTS IN AFFILIATED FUND (0.4%)
		Other (0.4%)
555,115		Calamos Short-Term Bond Fund - Class I (Cost $5,540,119)	5,662,175

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.0%)#
		Communication Services (0.0%)
1,250 23,956,250		Facebook, Inc. Put, 11/01/19, Strike $180.00	4,375

		Other (0.0%)
		CBOE Volatility Index
300 396,600		Call, 01/22/20, Strike $16.00	93,000
210 277,620		Call, 01/22/20, Strike $14.00	89,250

			182,250

		TOTAL PURCHASED OPTIONS (Cost $559,328)	186,625

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (5.5%)
38,248,999	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$38,264,298

38,212,264	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	38,212,264

	TOTAL SHORT TERM INVESTMENTS (Cost $76,475,588)	76,476,562

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.1%)
8,401,922	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	8,401,922

21,309,227	State Street Navigator Securities Lending Government Money Market Portfolio†	21,309,227

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $29,711,149)	29,711,149

TOTAL INVESTMENTS (102.3%) (Cost $1,100,357,130)		1,429,672,666

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.1%)		(29,711,149)

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(2,286,646)

NET ASSETS (100.0%)		$1,397,674,871

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-0.1%)#
	Consumer Discretionary (0.0%)
100 17,766,600	Amazon.com, Inc. Call, 12/20/19, Strike $2,000.00	(29,750)

	Information Technology (-0.1%)
630 6,083,280	Twilio, Inc. Put, 11/01/19, Strike $108.00	(721,350)

	TOTAL WRITTEN OPTIONS (Premium $645,442)	$(751,100)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $27,436,465.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar

CHF	Swiss Franc

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

110	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (3.0%)
	Communication Services (0.5%)
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	$10,502,871

	Consumer Discretionary (1.3%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	5,302,669

9,900,000	Home Depot, Inc.^ 2.700%, 04/01/23	10,196,554

6,716,000	L Brands, Inc. 5.625%, 02/15/22	7,114,057

2,429,000	Lowe’s Companies, Inc.^ 3.875%, 09/15/23	2,582,914

		25,196,194

	Consumer Staples (0.5%)
9,865,000	Walmart, Inc. 3.300%, 04/22/24	10,439,291

	Financials (0.3%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	5,103,103

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,041,715

	Information Technology (0.3%)
4,935,000	Apple, Inc.^ 3.450%, 05/06/24	5,267,644

	TOTAL CORPORATE BONDS (Cost $57,909,001)	59,550,818

CONVERTIBLE BONDS (13.1%)
	Communication Services (3.1%)
6,600,000	GCI Liberty, Inc.* 1.750%, 09/30/46	8,873,865

3,000,000	IAC FinanceCo 2, Inc.^* 0.875%, 06/15/26	3,230,040

2,500,000	IAC Financeco 3, Inc.* 2.000%, 01/15/30	2,796,875

	Liberty Media Corp.
9,685,000	2.250%, 09/30/46	5,672,505
6,963,000	1.375%, 10/15/23	8,741,037

5,125,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	5,293,203

8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	10,201,362

2,090,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	2,552,444

3,937,000	Snap, Inc.* 0.750%, 08/01/26	3,993,161

PRINCIPAL AMOUNT		VALUE

5,150,000	Twitter, Inc. 0.250%, 06/15/24	$4,922,679

5,000,000	Zynga, Inc.* 0.250%, 06/01/24	5,138,750

		61,415,921

	Consumer Discretionary (1.4%)
4,450,000	Booking Holdings, Inc. 0.350%, 06/15/20	6,938,017

1,856,000	Chegg, Inc.* 0.125%, 03/15/25	1,736,492

2,150,000	DISH Network Corp. 3.375%, 08/15/26	2,007,767

4,025,000	Etsy, Inc.^* 0.125%, 10/01/26	3,679,333

3,025,000	Guess, Inc.* 2.000%, 04/15/24	2,899,750

6,070,000	Tesla, Inc. 2.000%, 05/15/24	7,438,906

3,152,000	Winnebago Industries, Inc. 1.500%, 04/01/25	3,215,040

		27,915,305

	Energy (0.3%)
5,000,000	TOTAL, SA 0.500%, 12/02/22	5,264,825

	Financials (1.2%)
3,950,000	Ares Capital Corp.^ 4.625%, 03/01/24	4,187,040

10,300,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	11,869,462

7,850,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	8,007,981

		24,064,483

	Health Care (1.1%)
1,750,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	1,835,470

4,700,000	CONMED Corp.* 2.625%, 02/01/24	6,439,752

4,750,000	Exact Sciences Corp. 0.375%, 03/15/27	5,098,317

4,920,000	Insulet Corp.* 0.375%, 09/01/26	4,709,006

1,600,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	2,337,600

2,699,000	Repligen Corp.^ 0.375%, 07/15/24	2,716,665

		23,136,810

	Industrials (0.2%)
3,950,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	3,650,155

See accompanying Notes to Schedule of Investments	www.calamos.com	111

Growth and Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	Information Technology (4.8%)
	Akamai Technologies, Inc.
4,605,000	0.375%, 09/01/27*	$4,591,669
1,727,000	0.125%, 05/01/25^	1,936,278

3,700,000	Coupa Software, Inc.* 0.125%, 06/15/25	4,221,792

2,625,000	DocuSign, Inc.^ 0.500%, 09/15/23	3,094,114

2,000,000	Envestnet, Inc. 1.750%, 12/15/19	2,048,730

2,316,000	Euronet Worldwide, Inc.^* 0.750%, 03/15/49	2,638,526

1,760,000	II-VI, Inc. 0.250%, 09/01/22	1,776,834

6,000,000	Intel Corp. 3.250%, 08/01/39	16,626,930

4,285,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	5,405,485

6,200,000	Microchip Technology, Inc. 1.625%, 02/15/27	8,126,774

3,775,000	NXP Semiconductors, NV 1.000%, 12/01/19	4,163,070

4,920,000	Okta, Inc.* 0.125%, 09/01/25	4,668,194

4,285,000	ON Semiconductor Corp. 1.000%, 12/01/20	5,206,446

2,780,000	Palo Alto Networks, Inc. 0.750%, 07/01/23	3,056,582

4,960,000	Proofpoint, Inc.* 0.250%, 08/15/24	5,145,653

2,000,000	Pure Storage, Inc.^ 0.125%, 04/15/23	2,097,710

1,935,000	Q2 Holdings, Inc.* 0.750%, 06/01/26	2,058,308

4,375,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	5,546,012

2,655,000	Splunk, Inc. 0.500%, 09/15/23	2,885,919

3,430,000	Wix.com, Ltd.^ 0.000%, 07/01/23	3,921,262

3,470,000	Workday, Inc. 0.250%, 10/01/22	4,423,539

2,335,000	Zendesk, Inc. 0.250%, 03/15/23	3,036,808

		96,676,635

	Real Estate (0.5%)
1,750,000	Extra Space Storage, LP* 3.125%, 10/01/35	2,157,391

5,340,000	IH Merger Sub, LLC 3.500%, 01/15/22	7,355,637

		9,513,028

PRINCIPAL AMOUNT		VALUE

	Utilities (0.5%)
9,205,000	NRG Energy, Inc. 2.750%, 06/01/48	$10,475,382

	TOTAL CONVERTIBLE BONDS (Cost $233,145,652)	262,112,544

U.S. GOVERNMENT AND AGENCY SECURITIES (1.7%)
	United States Treasury Note
11,600,000	1.125%, 06/30/21	11,514,586
10,800,000	2.000%, 01/31/20^	10,811,813
5,800,000	1.625%, 05/15/26^	5,811,781
5,500,000	2.000%, 11/15/26	5,646,953

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $33,473,122)	33,785,133

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (7.1%)
	Financials (0.5%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	3,861,028

46,665	Assurant, Inc. 6.500%, 03/15/21	5,831,725

		9,692,753

	Health Care (0.8%)
104,250	Becton Dickinson and Company 6.125%, 05/01/20	6,430,140

9,890	Danaher Corp.^ 4.750%, 04/15/22	10,981,065

		17,411,205

	Industrials (1.7%)
10,740	Fortive Corp. 5.000%, 07/01/21	9,671,907

204,910	Rexnord Corp. 5.750%, 11/15/19	11,436,027

122,025	Stanley Black & Decker, Inc.^ 5.375%, 05/15/20	12,439,229

		33,547,163

	Information Technology (0.3%)
6,000	Broadcom, Inc. 8.000%, 09/30/22	6,498,120

	Real Estate (0.9%)
14,350	Crown Castle International Corp. 6.875%, 08/01/20	17,875,651

	Utilities (2.9%)
197,565	American Electric Power Company, Inc. 6.125%, 03/15/22	10,864,099

112	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

121,500	Aqua America, Inc. 6.000%, 04/30/22	$7,320,375

80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.516%, 09/15/29	4,706,015

157,250	DTE Energy Company 6.250%, 11/01/22	7,992,231

371,415	NextEra Energy, Inc. 4.872%, 09/01/22	18,890,167

	Sempra Energy
41,640	6.750%, 07/15/21	4,838,152
30,200	6.000%, 01/15/21	3,504,106

		58,115,145

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $132,230,833)	143,140,037

COMMON STOCKS (71.5%)
	Communication Services (7.8%)
40,455	Alphabet, Inc. - Class A#~	50,924,754

271,175	AT&T, Inc.	10,437,526

321,635	Comcast Corp. - Class A	14,415,681

170,250	Facebook, Inc. - Class A#	32,628,412

27,710	Netflix, Inc.#	7,964,131

269,540	Verizon Communications, Inc.	16,299,084

173,000	Walt Disney Company	22,476,160

		155,145,748

	Consumer Discretionary (7.5%)
29,010	Alibaba Group Holding, Ltd.#	5,125,197

32,625	Amazon.com, Inc.#	57,963,532

47,325	Dollar Tree, Inc.#	5,224,680

110,420	General Motors Company	4,103,207

85,225	Home Depot, Inc.	19,992,081

91,730	Lowe’s Companies, Inc.	10,237,985

62,615	McDonald’s Corp.	12,316,371

100,640	Nike, Inc. - Class B	9,012,312

38,060	Royal Caribbean Cruises, Ltd.	4,142,070

66,830	Starbucks Corp.	5,651,145

105,330	Target Corp.	11,260,830

100,120	TJX Companies, Inc.	5,771,918

		150,801,328

	Consumer Staples (6.0%)
405,850	Coca-Cola Company	22,090,415

46,115	Costco Wholesale Corp.	13,701,228

253,435	Mondelez International, Inc. - Class A	13,292,666

125,755	PepsiCo, Inc.	17,249,813

159,000	Philip Morris International, Inc.	12,948,960

208,455	Procter & Gamble Company	25,954,732

NUMBER OF SHARES		VALUE

131,200	Walmart, Inc.	$15,384,512

		120,622,326

	Energy (3.4%)
216,685	Chevron Corp.	25,165,796

114,035	ConocoPhillips	6,294,732

51,810	EOG Resources, Inc.	3,590,951

144,810	Exxon Mobil Corp.	9,784,812

123,654	Hess Corp.	8,130,250

111,565	Marathon Petroleum Corp.	7,134,582

61,540	Pioneer Natural Resources Company	7,570,651

		67,671,774

	Financials (10.0%)
299,650	American International Group, Inc.	15,869,464

789,965	Bank of America Corp.~	24,702,206

44,530	Berkshire Hathaway, Inc. - Class B#	9,466,187

101,675	Capital One Financial Corp.	9,481,194

42,480	Cboe Global Markets, Inc.	4,891,572

39,835	Chubb, Ltd.	6,071,651

214,655	Citigroup, Inc.	15,425,108

44,000	Discover Financial Services	3,531,440

133,675	E*TRADE Financial Corp.	5,586,278

22,055	Goldman Sachs Group, Inc.	4,706,096

155,565	Intercontinental Exchange, Inc.	14,672,891

249,625	JPMorgan Chase & Company~	31,183,155

299,725	KeyCorp	5,386,058

122,180	Marsh & McLennan Companies, Inc.	12,660,292

157,145	Morgan Stanley	7,236,527

55,825	Northern Trust Corp.	5,564,636

183,130	Starwood Property Trust, Inc.^	4,504,998

217,565	US Bancorp	12,405,556

119,275	Zions Bancorporation, N.A. ^	5,781,259

		199,126,568

	Health Care (10.0%)
26,795	Abbott Laboratories	2,240,330

119,860	Agilent Technologies, Inc.	9,079,395

46,735	Alexion Pharmaceuticals, Inc.#	4,925,869

38,070	Amgen, Inc.	8,118,428

26,095	Anthem, Inc.	7,021,643

181,725	Baxter International, Inc.	13,938,307

75,420	Bristol-Myers Squibb Company	4,326,845

24,100	Edwards Lifesciences Corp.#	5,744,958

56,825	Gilead Sciences, Inc.	3,620,321

26,750	Humana, Inc.	7,869,850

10,955	Intuitive Surgical, Inc.#	6,057,567

129,370	Johnson & Johnson~	17,082,015

61,020	Laboratory Corp. of America Holdings#	10,054,265

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Growth and Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

156,780	Medtronic, PLC	$17,073,342

222,685	Merck & Company, Inc.	19,297,882

487,630	Pfizer, Inc.	18,710,363

17,665	Stryker Corp.	3,820,410

7,500	Teleflex, Inc.	2,605,575

36,935	Thermo Fisher Scientific, Inc.	11,153,631

111,850	UnitedHealth Group, Inc.	28,264,495

		201,005,491

	Industrials (7.6%)
58,985	Boeing Company	20,049,591

226,665	CSX Corp.	15,927,749

247,545	Delta Air Lines, Inc.	13,634,779

128,475	Emerson Electric Company	9,012,521

472,245	General Electric Company	4,713,005

120,840	Honeywell International, Inc.	20,872,693

34,300	Lockheed Martin Corp.	12,920,124

413,660	Masco Corp.	19,131,775

50,445	Northrop Grumman Corp.	17,780,854

104,460	Union Pacific Corp.	17,283,952

		151,327,043

	Information Technology (16.4%)
67,175	Accenture, PLC - Class A	12,455,588

26,280	Adobe, Inc.#	7,304,000

295,345	Apple, Inc.~	73,470,022

35,450	Broadcom, Inc.	10,381,533

317,795	Cisco Systems, Inc.	15,098,440

86,240	Fidelity National Information Services, Inc.	11,362,982

37,285	Global Payments, Inc.	6,307,876

47,891	Lam Research Corp.	12,980,377

100,500	Marvell Technology Group, Ltd.	2,451,195

77,215	MasterCard, Inc. - Class A	21,373,884

87,190	Micron Technology, Inc.#	4,145,885

624,710	Microsoft Corp.~	89,564,673

45,985	NVIDIA Corp.	9,243,905

113,400	Oracle Corp.	6,179,166

57,205	QUALCOMM, Inc.	4,601,570

60,370	Salesforce.com, Inc.#	9,447,301

179,460	Visa, Inc. - Class A	32,098,216

		328,466,613

	Materials (0.9%)
67,185	Corteva, Inc.#	1,772,340

67,185	DuPont de Nemours, Inc.	4,428,164

62,880	Linde, PLC	12,472,248

		18,672,752

NUMBER OF SHARES		VALUE

	Real Estate (1.3%)
96,520	American Tower Corp.	$21,049,082

49,000	Welltower, Inc.	4,443,810

		25,492,892

	Utilities (0.6%)
260,278	Exelon Corp.	11,840,046

	TOTAL COMMON STOCKS (Cost $923,612,743)	1,430,172,581

EXCHANGE-TRADED FUNDS (1.2%)
	Other (1.2%)
281,135	iShares MSCI EAFE ETF^	18,954,122

108,250	iShares MSCI Emerging Markets ETF^	4,609,285

	TOTAL EXCHANGE-TRADED FUNDS (Cost $24,342,422)	23,563,407

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.6%)#
	Consumer Discretionary (0.0%)
700 7,618,100	Royal Caribbean Cruises, Ltd. Call, 12/20/19, Strike $115.00	113,050

	Financials (0.0%)
2,060 10,909,760	American International Group, Inc. Call, 11/15/19, Strike $53.00	321,360

	Information Technology (0.0%)
1,450 20,788,650	Microsoft Corp. Put, 11/15/19, Strike $135.00	34,075

	Other (0.6%)
6,040 35,007,840	Energy Select Sector SPDR Fund Call, 12/20/19, Strike $60.00	453,000

5,900 16,933,000	Financial Select Sector SPDR Fund Call, 12/20/19, Strike $28.00	672,600

	iShares MSCI EAFE ETF
14,025 94,556,550	Call, 12/20/19, Strike $65.00	4,074,263
12,320 83,061,440	Call, 03/20/20, Strike $67.00	2,673,440
3,800 25,619,600	Call, 01/17/20, Strike $68.00	347,700

10,940 46,582,520	iShares MSCI Emerging Markets ETF Call, 12/20/19, Strike $43.50	585,290

1,580 14,893,080	iShares U.S. Real Estate ETF Put, 01/17/20, Strike $92.00	261,490

	SPDR S&P 500 ETF Trust
3,500 106,165,500	Put, 11/22/19, Strike $302.00	939,750
2,830 85,842,390	Put, 12/31/19, Strike $285.00	624,015

114	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
3,850 24,736,250	Utilities Select Sector SPDR Fund Put, 01/17/20, Strike $62.00	$311,850

2,350 6,561,200	Xtrackers Harvest CSI 300 China A ETF Call, 01/17/20, Strike $26.71	386,575

		11,329,973

	TOTAL PURCHASED OPTIONS (Cost $14,466,662)	11,798,458

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (2.1%)
21,662,855	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	21,671,521

21,667,251	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	21,667,251

	TOTAL SHORT TERM INVESTMENTS (Cost $43,338,747)	43,338,772

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.4%)
21,197,013	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	21,197,013

26,755,015	State Street Navigator Securities Lending Government Money Market Portfolio†	26,755,015

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $47,952,028)	47,952,028

TOTAL INVESTMENTS (102.7%) (Cost $1,510,471,210)		2,055,413,778

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.4%)		(47,952,028)

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(6,598,781)

NET ASSETS (100.0%)		$2,000,862,969

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (0.0%)#
	Financials (0.0%)
2,060 10,909,760	American International Group, Inc. Call, 11/15/19, Strike $56.00	(93,730)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Information Technology (0.0%)
1,450 20,788,650	Microsoft Corp. Put, 11/15/19, Strike $125.00	$(8,700)

	TOTAL WRITTEN OPTIONS (Premium $149,099)	$(102,430)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	Hong Kong Dollar	01/22/20	4,127,000	$526,584	$(145)

					$(145)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

State Street Bank and Trust	European Monetary Unit	01/22/20	61,000	$68,412	$(81)

Goldman Sachs & Co.	European Monetary Unit	01/22/20	1,078,000	1,208,985	(73)

State Street Bank and Trust	Hong Kong Dollar	01/22/20	67,505,000	8,613,288	(1,741)

					$(1,895)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2019.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $2,440,350.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	115

Dividend Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.1%)
	Communication Services (10.9%)
420	Alphabet, Inc. - Class C#	$529,246

5,711	AT&T, Inc.	219,816

170	Charter Communications, Inc. - Class A#	79,536

4,350	Comcast Corp. - Class A	194,967

315	Electronic Arts, Inc.#	30,366

1,830	Facebook, Inc. - Class A#	350,720

295	Netflix, Inc.#	84,786

2,585	Verizon Communications, Inc.	156,315

1,895	Walt Disney Company	246,198

		1,891,950

	Consumer Discretionary (10.3%)
350	Amazon.com, Inc.#	621,831

30	Booking Holdings, Inc.#	61,463

590	Dollar Tree, Inc.#	65,136

1,385	General Motors Company	51,467

820	Home Depot, Inc.	192,356

1,080	Lowe’s Companies, Inc.	120,539

970	McDonald’s Corp.	190,799

1,530	Nike, Inc. - Class B	137,011

650	Royal Caribbean Cruises, Ltd.	70,739

850	Starbucks Corp.	71,876

1,045	Target Corp.	111,721

1,540	TJX Companies, Inc.	88,781

		1,783,719

	Consumer Staples (7.2%)
3,455	Coca-Cola Company	188,056

350	Costco Wholesale Corp.	103,989

2,220	Mondelez International, Inc. - Class A	116,439

1,255	PepsiCo, Inc.	172,148

1,400	Philip Morris International, Inc.	114,016

2,420	Procter & Gamble Company	301,314

2,075	Walmart, Inc.	243,314

		1,239,276

	Energy (4.5%)
2,065	Chevron Corp.	239,829

2,530	ConocoPhillips	139,656

225	EOG Resources, Inc.	15,595

1,810	Exxon Mobil Corp.	122,302

500	Hess Corp.	32,875

1,345	Marathon Petroleum Corp.	86,013

440	Phillips 66	51,401

460	Pioneer Natural Resources Company	56,589

885	Schlumberger, Ltd.	28,930

		773,190

NUMBER OF SHARES		VALUE

	Financials (12.9%)
410	American Express Company	$48,085

2,905	American International Group, Inc.	153,849

8,245	Bank of America Corp.	257,821

1,145	Berkshire Hathaway, Inc. - Class B#	243,404

935	Capital One Financial Corp.	87,189

780	Cboe Global Markets, Inc.	89,817

340	Chubb, Ltd.	51,823

2,180	Citigroup, Inc.	156,655

550	Discover Financial Services	44,143

1,020	E*TRADE Financial Corp.	42,626

400	Goldman Sachs Group, Inc.	85,352

1,185	Intercontinental Exchange, Inc.	111,769

2,555	JPMorgan Chase & Company	319,170

3,740	KeyCorp	67,208

1,045	Marsh & McLennan Companies, Inc.	108,283

2,265	Morgan Stanley	104,303

475	Northern Trust Corp.	47,348

2,350	US Bancorp	133,997

1,630	Zions Bancorporation, N.A.^	79,006

		2,231,848

	Health Care (12.9%)
1,575	Abbott Laboratories	131,686

1,080	Agilent Technologies, Inc.	81,810

255	Alexion Pharmaceuticals, Inc.#	26,877

405	Amgen, Inc.	86,366

240	Anthem, Inc.	64,579

1,585	Baxter International, Inc.	121,570

1,410	Bristol-Myers Squibb Company	80,892

365	Danaher Corp.	50,304

305	Edwards Lifesciences Corp.#	72,706

700	Gilead Sciences, Inc.	44,597

198	Humana, Inc.	58,252

120	Illumina, Inc.#	35,462

125	Intuitive Surgical, Inc.#	69,119

1,430	Johnson & Johnson	188,817

590	Laboratory Corp. of America Holdings#	97,214

1,710	Medtronic, PLC	186,219

2,470	Merck & Company, Inc.	214,050

4,535	Pfizer, Inc.	174,008

265	Stryker Corp.	57,312

95	Teleflex, Inc.	33,004

345	Thermo Fisher Scientific, Inc.	104,183

1,010	UnitedHealth Group, Inc.	255,227

		2,234,254

116	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

	Industrials (8.9%)
565	Boeing Company	$192,049

2,045	CSX Corp.	143,702

2,575	Delta Air Lines, Inc.	141,831

1,370	Emerson Electric Company	96,106

375	Fortive Corp.	25,875

3,710	General Electric Company	37,026

1,150	Honeywell International, Inc.	198,639

445	Lockheed Martin Corp.	167,623

3,720	Masco Corp.	172,050

320	Northrop Grumman Corp.	112,794

650	Stanley Black & Decker, Inc.	98,364

890	Union Pacific Corp.	147,259

		1,533,318

	Information Technology (23.0%)
690	Accenture, PLC - Class A	127,940

385	Adobe, Inc.#	107,003

3,095	Apple, Inc.	769,912

850	Applied Materials, Inc.	46,121

445	Broadcom, Inc.	130,318

3,065	Cisco Systems, Inc.	145,618

975	Fidelity National Information Services, Inc.	128,466

540	Global Payments, Inc.	91,357

3,400	Intel Corp.	192,202

350	International Business Machines Corp.	46,806

335	Intuit, Inc.	86,262

330	Lam Research Corp.	89,443

1,040	Marvell Technology Group, Ltd.	25,366

685	MasterCard, Inc. - Class A	189,615

635	Microchip Technology, Inc.	59,874

745	Micron Technology, Inc.#	35,425

6,015	Microsoft Corp.	862,371

540	NVIDIA Corp.	108,551

1,650	Oracle Corp.	89,908

555	QUALCOMM, Inc.	44,644

1,020	Salesforce.com, Inc.#	159,620

620	Texas Instruments, Inc.	73,154

1,940	Visa, Inc. - Class A	346,988

175	Xilinx, Inc.	15,880

		3,972,844

	Materials (1.6%)
750	Corteva, Inc.#	19,785

750	DuPont de Nemours, Inc.	49,433

635	Linde, PLC	125,952

490	LyondellBasell Industries, NV - Class A	43,953

85	Sherwin-Williams Company	48,647

		287,770

NUMBER OF SHARES		VALUE

	Real Estate (1.9%)
640	American Tower Corp.	$139,571

795	Crown Castle International Corp.	110,338

835	Welltower, Inc.	75,726

		325,635

	Utilities (3.0%)
445	Dominion Energy, Inc.	36,735

1,380	Duke Energy Corp.	130,079

2,825	Exelon Corp.	128,509

780	NextEra Energy, Inc.	185,905

225	Sempra Energy	32,515

		513,743

	TOTAL COMMON STOCKS (Cost $11,661,939)	16,787,547

SHORT TERM INVESTMENTS (2.9%)
245,339	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	245,438

245,386	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	245,386

	TOTAL SHORT TERM INVESTMENTS (Cost $490,810)	490,824

TOTAL INVESTMENTS (100.0%) (Cost $12,152,749)		17,278,371

OTHER ASSETS, LESS LIABILITIES (0.0%)		4,350

NET ASSETS (100.0%)		$17,282,721

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	117

Opportunistic Value Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

COMMON STOCKS (98.5%)
	Communication Services (5.4%)
105	Alphabet, Inc. - Class A#	$132,174

28,935	AT&T, Inc.	1,113,708

320	Charter Communications, Inc. - Class A#	149,715

11,010	Comcast Corp. - Class A	493,468

5,340	Discovery, Inc. - Class A#^	143,940

720	Facebook, Inc. - Class A#	137,988

1,980	Walt Disney Company	257,242

		2,428,235

	Consumer Discretionary (8.3%)
75	Amazon.com, Inc.#	133,250

100	AutoZone, Inc.#	114,438

1,800	Best Buy Company, Inc.	129,294

90	Booking Holdings, Inc.#	184,389

180	Chipotle Mexican Grill, Inc.#	140,069

975	Dollar General Corp.	156,331

5,520	eBay, Inc.	194,580

1,425	Hilton Worldwide Holdings, Inc.	138,168

2,375	Home Depot, Inc.	557,127

1,885	Lennar Corp. - Class A	112,346

2,050	Lowe’s Companies, Inc.	228,800

2,545	Nike, Inc. - Class B	227,905

2,385	Norwegian Cruise Line Holdings, Ltd.#	121,063

35	NVR, Inc.#	127,281

4,100	PulteGroup, Inc.	160,884

1,460	Ross Stores, Inc.	160,118

3,525	Starbucks Corp.	298,074

2,620	Target Corp.	280,104

2,350	TJX Companies, Inc.	135,478

3,100	Toll Brothers, Inc.	123,287

		3,722,986

	Consumer Staples (8.6%)
1,065	Altria Group, Inc.	47,701

1,740	Church & Dwight Company, Inc.	121,696

5,100	Coca-Cola Company	277,593

1,510	Colgate-Palmolive Company	103,586

1,215	Costco Wholesale Corp.	360,989

635	Estee Lauder Companies, Inc. - Class A	118,281

3,550	General Mills, Inc.	180,553

1,115	Hershey Company	163,760

790	Kimberly-Clark Corp.	104,975

1,450	Lamb Weston Holdings, Inc.	113,158

5,300	Mondelez International, Inc. - Class A	277,985

2,190	PepsiCo, Inc.	300,402

1,645	Philip Morris International, Inc.	133,969

5,225	Procter & Gamble Company	650,565

NUMBER OF SHARES		VALUE

2,400	Sysco Corp.	$191,688

1,600	Tyson Foods, Inc. - Class A	132,464

5,060	Walmart, Inc.	593,336

		3,872,701

	Energy (4.2%)
2,310	Cheniere Energy, Inc.#	142,181

7,200	Chevron Corp.	836,208

2,000	Hess Corp.	131,500

2,515	HollyFrontier Corp.	138,174

7,700	Kinder Morgan, Inc.	153,846

2,350	ONEOK, Inc.	164,100

1,685	Phillips 66	196,842

3,500	World Fuel Services Corp.	146,195

		1,909,046

	Financials (20.7%)
2,120	Allstate Corp.	225,610

2,540	American Express Company	297,891

3,883	American International Group, Inc.	205,644

730	Ameriprise Financial, Inc.	110,150

685	AON, PLC	132,315

3,900	Arch Capital Group, Ltd.#	162,864

1,410	Assurant, Inc.	177,759

31,186	Bank of America Corp.	975,186

3,195	Berkshire Hathaway, Inc. - Class B#	679,193

1,700	Capital One Financial Corp.	158,525

845	Chubb, Ltd.	128,795

1,270	Cincinnati Financial Corp.	143,777

7,940	Citigroup, Inc.	570,568

310	Credit Acceptance Corp.#^	135,721

2,400	Discover Financial Services	192,624

2,270	First American Financial Corp.	140,241

8,346	First Horizon National Corp.	133,286

1,740	Globe Life, Inc.	169,354

220	Goldman Sachs Group, Inc.	46,944

3,630	Hartford Financial Services Group, Inc.	207,200

1,420	Intercontinental Exchange, Inc.	133,934

11,971	JPMorgan Chase & Company	1,495,417

1,650	LPL Financial Holdings, Inc.	133,386

1,650	Marsh & McLennan Companies, Inc.	170,973

580	Moody’s Corp.	128,000

3,880	Morgan Stanley	178,674

635	MSCI, Inc. - Class A	148,946

7,050	OFG Bancorp	143,185

2,215	PNC Financial Services Group, Inc.	324,940

2,130	Popular, Inc.	116,000

1,230	Primerica, Inc.	155,201

1,960	Progressive Corp.	136,612

118	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

700	RenaissanceRe Holdings, Ltd.	$131,026

530	S&P Global, Inc.	136,735

1,900	Stifel Financial Corp.	106,362

4,200	Synchrony Financial	148,554

1,220	T. Rowe Price Group, Inc.	141,276

8,030	Wells Fargo & Company	414,589

		9,337,457

	Health Care (8.4%)
1,630	Abbott Laboratories	136,284

3,340	AbbVie, Inc.	265,697

1,770	Agilent Technologies, Inc.	134,078

1,240	AmerisourceBergen Corp.	105,871

1,775	Baxter International, Inc.	136,143

3,750	Boston Scientific Corp.#	156,375

3,890	Bristol-Myers Squibb Company	223,169

2,125	CVS Health Corp.	141,079

915	Danaher Corp.	126,105

555	Edwards Lifesciences Corp.#	132,301

1,125	Hill-Rom Holdings, Inc.	117,776

3,175	Hologic, Inc.#	153,384

1,125	IQVIA Holdings, Inc.#	162,473

2,500	Johnson & Johnson	330,100

1,480	McKesson Corp.	196,840

1,025	Medtronic, PLC	111,623

1,884	Merck & Company, Inc.	163,267

1,665	Quest Diagnostics, Inc.	168,581

760	Stryker Corp.	164,365

560	Thermo Fisher Scientific, Inc.	169,109

1,185	UnitedHealth Group, Inc.	299,449

1,300	Zoetis, Inc.	166,296

		3,760,365

	Industrials (10.4%)
3,315	Aerojet Rocketdyne Holdings, Inc.#	143,307

2,155	AGCO Corp.	165,267

1,785	Ametek, Inc.	163,595

5,825	Arconic, Inc.	160,013

1,390	Armstrong World Industries, Inc.	130,007

955	Carlisle Companies, Inc.	145,418

580	Caterpillar, Inc.	79,924

1,795	Clean Harbors, Inc.#	148,016

2,440	Delta Air Lines, Inc.	134,395

2,490	Fortune Brands Home & Security, Inc.	149,524

1,210	HEICO Corp.	149,241

1,330	Honeywell International, Inc.	229,731

860	Hubbell, Inc.	121,862

1,230	Ingersoll-Rand, PLC	156,075

6,750	JetBlue Airways Corp.#	130,275

NUMBER OF SHARES		VALUE

620	L3Harris Technologies, Inc.	$127,912

565	Lockheed Martin Corp.	212,824

3,775	Masco Corp.	174,594

2,175	MasTec, Inc.#	136,895

600	Northrop Grumman Corp.	211,488

2,150	Owens Corning	131,752

1,920	PACCAR, Inc.	146,035

700	Raytheon Company	148,547

355	Roper Industries, Inc.	119,621

940	Stanley Black & Decker, Inc.	142,250

200	TransDigm Group, Inc.	105,256

1,785	TransUnion	147,477

2,250	United Airlines Holdings, Inc.#	204,390

1,355	United Technologies Corp.	194,551

850	Verisk Analytics, Inc.	122,995

1,400	Waste Management, Inc.	157,094

		4,690,331

	Information Technology (20.6%)
1,300	Accenture, PLC - Class A	241,046

580	Adobe, Inc.#	161,199

1,740	Akamai Technologies, Inc.#	150,510

16,200	Apple, Inc.	4,029,912

4,400	Applied Materials, Inc.	238,744

2,355	Booz Allen Hamilton Holding Corp.	165,721

520	Broadcom, Inc.	152,282

600	CACI International, Inc. - Class A#	134,250

1,900	Cadence Design Systems, Inc.#	124,165

1,115	CDW Corp.	142,620

3,070	Ciena Corp.#	113,958

1,505	Fiserv, Inc.#	159,741

485	FleetCor Technologies, Inc.#	142,697

685	Global Payments, Inc.	115,888

2,770	Intel Corp.	156,588

530	Intuit, Inc.	136,475

1,500	Keysight Technologies, Inc.#	151,365

1,300	KLA Corp.	219,752

825	Lam Research Corp.	223,608

1,710	Leidos Holdings, Inc.	147,453

535	MasterCard, Inc. - Class A	148,093

1,500	Microchip Technology, Inc.^	141,435

2,700	Micron Technology, Inc.#	128,385

1,155	Microsoft Corp.	165,592

630	Motorola Solutions, Inc.	104,782

1,095	NVIDIA Corp.	220,117

3,910	Oracle Corp.	213,056

4,080	Perficient, Inc.#	159,936

1,545	Science Applications International Corp.	127,648

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Opportunistic Value Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES		VALUE

1,025	Take-Two Interactive Software, Inc.#	$123,359

2,885	Teradyne, Inc.	176,620

1,350	Texas Instruments, Inc.	159,286

839	Visa, Inc. - Class A	150,064

580	Zebra Technologies Corp.- Class A#	137,965

		9,264,312

	Materials (3.4%)
1,100	Celanese Corp. - Class A	133,265

2,575	CF Industries Holdings, Inc.	116,776

4,555	Dow, Inc.#	229,982

710	Linde, PLC	140,829

600	Martin Marietta Materials, Inc.	157,146

3,950	PolyOne Corp.	126,598

1,175	Scotts Miracle-Gro Company	117,958

2,460	Sealed Air Corp.	102,754

210	Sherwin-Williams Company	120,187

4,900	Silgan Holdings, Inc.	150,773

830	Vulcan Materials Company	118,582

		1,514,850

	Real Estate (3.7%)
890	Alexandria Real Estate Equities, Inc.	141,287

690	AvalonBay Communities, Inc.	150,185

3,665	CBRE Group, Inc. - Class A#	196,261

1,310	Crown Castle International Corp.	181,815

1,815	Equity Residential	160,918

1,560	Extra Space Storage, Inc.	175,141

2,800	National Retail Properties, Inc.	164,948

2,250	Prologis, Inc.	197,460

3,870	STORE Capital Corp.	156,735

2,775	UDR, Inc.	139,444

		1,664,194

	Utilities (4.8%)
2,000	Ameren Corp.	155,400

2,100	American Electric Power Company, Inc.	198,219

2,600	CMS Energy Corp.	166,192

1,755	Consolidated Edison, Inc.	161,846

1,930	Dominion Energy, Inc.	159,321

1,150	DTE Energy Company	146,418

2,650	Duke Energy Corp.	249,789

1,550	Entergy Corp.	188,294

4,940	FirstEnergy Corp.	238,701

1,450	Pinnacle West Capital Corp.	136,474

3,050	PNM Resources, Inc.	159,058

3,300	Southern Company	206,778

		2,166,490

	TOTAL COMMON STOCKS (Cost $37,696,582)	44,330,967

NUMBER OF SHARES		VALUE

EXCHANGE-TRADED FUND (0.7%)
	Other (0.7%)
5,765	Energy Select Sector SPDR Fund^ (Cost $330,881)	$334,140

SHORT TERM INVESTMENTS (0.3%)
75,832	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	75,862

75,846	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	75,846

	TOTAL SHORT TERM INVESTMENTS (Cost $151,708)	151,708

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
293,100	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $293,100)	293,100

TOTAL INVESTMENTS (100.2%) (Cost $38,472,271)		45,109,915

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(293,100)

OTHER ASSETS, LESS LIABILITIES (0.5%)		209,663

NET ASSETS (100.0%)		$45,026,478

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

120	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.3%)
		Communication Services (3.8%)
193,700	HKD	Tencent Holdings, Ltd.	$7,857,036

		Consumer Discretionary (19.9%)
39,062		Alibaba Group Holding, Ltd.#~	6,901,084

39,000		Aptiv, PLC	3,492,450

59,200	GBP	Burberry Group, PLC	1,569,804

18,100	CHF	Compagnie Financière Richemont, SA	1,422,319

73,500	GBP	Compass Group, PLC	1,956,871

6,600		Ferrari, NV	1,056,792

29,890		Lululemon Athletica, Inc.#~	6,105,630

5,200	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,220,689

187,400	BRL	Magazine Luiza, SA	2,085,908

3,200		MercadoLibre, Inc.#	1,668,864

19,960		New Oriental Education & Technology Group, Inc.#~	2,436,318

12,200	JPY	Oriental Land Company, Ltd.^	1,788,531

20,000	ZAR	Prosus, NV#	1,391,059

55,200	EUR	Puma, SE	4,153,135

25,600		Sony Corp.	1,557,248

181,000	GBP	Trainline, PLC#*	976,519

			40,783,221

		Consumer Staples (6.2%)
45,000	EUR	Danone, SA	3,727,854

37,700	GBP	Diageo, PLC	1,543,098

19,700	EUR	Kerry Group, PLC - Class A	2,385,373

37,800		Nestlé, SA~	4,050,648

12,000	JPY	Shiseido Company, Ltd.	996,537

			12,703,510

		Energy (4.4%)
83,900		BP, PLC~	3,180,649

56,000	EUR	Neste Oyj	2,023,418

74,000	INR	Reliance Industries, Ltd.	1,526,017

840,000	GBP	Tullow Oil, PLC	2,244,749

			8,974,833

		Financials (11.6%)
14,100		AON, PLC	2,723,556

711,000	IDR	Bank Central Asia, Tbk PT	1,591,451

10,750	EUR	Deutsche Böerse, AG	1,664,741

291,600	INR	HDFC Bank, Ltd.	5,050,906

45,800	HKD	Hong Kong Exchanges & Clearing, Ltd.	1,426,854

263,000	INR	ICICI Bank, Ltd.	1,719,132

216,600		Itau Unibanco Holding, SA~	1,955,898

1,300,000	GBP	Lloyds Banking Group, PLC	956,288

44,500	GBP	London Stock Exchange Group, PLC	4,010,288

NUMBER OF SHARES			VALUE

227,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	$2,625,755

			23,724,869

		Health Care (13.2%)
68,900		Alcon, Inc.#^	4,083,703

6,400	CHF	Alcon, Inc.#	378,484

58,000	GBP	AstraZeneca, PLC	5,655,998

51,300	AUD	CSL, Ltd.	9,047,076

40,600	JPY	Hoya Corp.	3,588,115

9,000	CHF	Lonza Group, AG#	3,243,892

20,400		Novo Nordisk, A/S~	1,126,488

			27,123,756

		Industrials (16.4%)
29,100	EUR	Airbus, SE	4,174,635

45,000	SEK	Atlas Copco, AB - Class A	1,588,343

154,700	CAD	CAE, Inc.	3,879,539

9,200	CAD	Canadian Pacific Railway, Ltd.	2,092,090

21,400	DKK	DSV, A/S	2,079,847

44,000	GBP	Experian, PLC	1,386,937

45,800	JPY	Harmonic Drive Systems, Inc.^	2,124,053

32,000	JPY	Japan Airport Terminal Company, Ltd.^	1,580,689

24,000	EUR	KION Group, AG	1,596,906

77,300	INR	Larsen & Toubro, Ltd.	1,604,858

15,000	JPY	Nidec Corp.	2,208,387

18,600	EUR	Safran, SA	2,946,052

994,014	CNY	Sany Heavy Industry Company, Ltd. - Class A	1,900,634

16,500	EUR	Schneider Electric, SE	1,533,516

13,200	EUR	Teleperformance	2,994,861

			33,691,347

		Information Technology (21.0%)
23,000		Accenture, PLC - Class A	4,264,660

3,125	EUR	Adyen, NV#*	2,200,047

23,950	EUR	ASML Holding, NV	6,277,637

39,700	SEK	Hexagon, AB - Class B	2,032,557

7,300	JPY	Keyence Corp.	4,615,764

28,500	JPY	Lasertec Corp.	2,048,752

45,500	EUR	SAP, SE	6,028,816

4,750		Shopify, Inc., Class A#^	1,489,458

27,900	EUR	SOITEC#	3,077,399

473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	4,635,304

82,550		Taiwan Semiconductor Manufacturing Company, Ltd.	4,262,056

198,000	TWD	Win Semiconductors Corp.	2,060,945

			42,993,395

See accompanying Notes to Schedule of Investments	www.calamos.com	121

International Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

		Materials (2.0%)
12,400	CHF	Sika, AG	$2,131,641

565,500	CAD	Yamana Gold, Inc.	2,065,185

			4,196,826

		Real Estate (0.8%)
113,500	INR	Godrej Properties, Ltd.#	1,592,929

		TOTAL COMMON STOCKS (Cost $168,009,828)	203,641,722

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.6%)#
		Consumer Discretionary (0.1%)
342 6,042,114		Alibaba Group Holding, Ltd. Put, 01/17/20, Strike $160.00	109,440

342 6,986,034		Lululemon Athletica, Inc. Put, 01/17/20, Strike $165.00	69,597

31 1,616,712		MercadoLibre, Inc. Put, 11/15/19, Strike $510.00	79,360

195 2,380,170		New Oriental Education & Technology Group, Inc. Put, 01/17/20, Strike $95.00	18,525

			276,922

		Financials (0.1%)
		Estx Banks
2,165 390,177,383	EUR	Call, 12/20/19, Strike 95.00	141,859
1,130 203,649,165	EUR	Call, 12/20/19, Strike 105.00	7,877

1,645 2,143,435		ICICI Bank, Ltd. Call, 01/17/20, Strike $13.00	104,458

			254,194

		Information Technology (0.1%)
211 3,912,362		Accenture, PLC Put, 01/17/20, Strike $180.00	97,060

189 4,951,233		ASML Holding, NV Put, 01/17/20, Strike $200.00	13,703

343 4,510,450		SAP, SE Put, 01/17/20, Strike $110.00	17,150

984 5,080,392		Taiwan Semiconductor Manufacturing Company, Ltd. Put, 01/17/20, Strike $38.00	14,760

			142,673

		Materials (0.2%)
5,567 2,098,759		Cemex, SAB de CV Call, 01/15/21, Strike $4.00	322,886

747 3,885,147		Rio Tinto, PLC Call, 04/17/20, Strike $60.00	61,627

			384,513

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (0.1%)
2,606 6,275,248	VanEck Vectors Russia ETF Call, 01/17/20, Strike $24.00	$185,025

	TOTAL PURCHASED OPTIONS (Cost $2,771,282)	1,243,327

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.0%)
758	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	758

697	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	697

	TOTAL SHORT TERM INVESTMENTS (Cost $1,455)	1,455

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.0%)
3,983,662	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,983,662)	3,983,662

TOTAL INVESTMENTS (101.9%) (Cost $174,766,227)		208,870,166

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.9%)		(3,983,662)

OTHER ASSETS, LESS LIABILITIES (0.0%)		110,768

NET ASSETS (100.0%)		$204,997,272

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (-0.1%)#
	Consumer Discretionary (-0.1%)
195 2,380,170	New Oriental Education & Technology Group, Inc. Put, 01/17/20, Strike $85.00	(9,263)

342 6,042,114	Alibaba Group Holding, Ltd. Put, 01/17/20, Strike $145.00	(32,490)

342 6,986,034	Lululemon Athletica, Inc. Put, 01/17/20, Strike $145.00	(20,349)

		(62,102)

122	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Information Technology (0.0%)
211 3,912,362	Accenture, PLC Put, 01/17/20, Strike $165.00	$(33,232)

343 4,510,450	SAP, SE Put, 01/17/20, Strike $100.00	(6,860)

189 4,951,233	ASML Holding, NV Put, 01/17/20, Strike $180.00	(5,670)

984 5,080,392	Taiwan Semiconductor Manufacturing Company, Ltd. Put, 01/17/20, Strike $35.00	(9,840)

		(55,602)

	TOTAL WRITTEN OPTIONS (Premium $618,200)	$(117,704)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

Goldman Sachs & Co.	European Monetary Unit	11/29/19	14,445,000	$16,136,512	$1,202

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $386,901.

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

SEK	Swedish Krona

TWD	New Taiwan Dollar

ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$55,316,506	26.5%
European Monetary Unit	47,154,815	22.6%

British Pound Sterling	20,300,552	9.7%
Japanese Yen	18,950,828	9.1%

Hong Kong Dollar	11,909,645	5.7%
Indian Rupee	11,493,842	5.5%

Australian Dollar	9,047,076	4.3%
Canadian Dollar	8,036,814	3.9%

Swiss Franc	7,176,336	3.4%
New Taiwan Dollar	6,696,249	3.2%

Swedish Krona	3,620,900	1.7%
Brazilian Real	2,085,908	1.0%

Danish Krone	2,079,847	1.0%
Chinese Yuan Renminbi	1,900,634	0.9%

Indonesian Rupiah	1,591,451	0.8%
South African Rand	1,391,059	0.7%

Total Investments	$208,752,462	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	123

Evolving World Growth Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (21.0%)
		Communication Services (3.7%)
2,800,000,000	KRW	Kakao Corp. 0.000%, 05/11/21	$2,827,472

1,839,000		Sea, Ltd. 2.250%, 07/01/23	3,115,532

			5,943,004

		Consumer Discretionary (7.0%)
1,515,000		Baozun, Inc.* 1.625%, 05/01/24	1,616,520

6,000,000	HKD	China Conch Venture Holdings International, Ltd. 0.000%, 09/05/23	806,391

1,145,000		Ctrip.com International, Ltd. 1.990%, 07/01/25	1,200,693

3,091,000		GOL Equity Finance, SA* 3.750%, 07/15/24	3,567,555

1,386,000		Pinduoduo, Inc.* 0.000%, 10/01/24	1,612,950

18,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/23/23	2,517,983

			11,322,092

		Energy (2.2%)
3,000,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	3,488,070

		Financials (4.8%)
		JPMorgan Chase Bank, N.A.
12,000,000	HKD	0.000%, 10/29/20*	1,650,700
5,300,000		0.000%, 12/30/20	6,107,587

			7,758,287

		Information Technology (0.9%)
1,250,000		Semiconductor Manufacturing International Corp. 0.000%, 07/07/22	1,489,594

		Materials (2.4%)
1,200,000	CHF	Sika, AG 3.750%, 01/30/22	1,567,530

2,000,000		Taiwan Cement Corp. 0.000%, 12/10/23	2,384,030

			3,951,560

		TOTAL CONVERTIBLE BONDS (Cost $31,541,416)	33,952,607

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCK (1.1%)
		Information Technology (1.1%)
1,650		Broadcom, Inc. 8.000%, 09/30/22 (Cost $1,649,889)	1,786,983

NUMBER OF SHARES			VALUE

COMMON STOCKS (75.3%)
		Communication Services (4.9%)
195,600	HKD	Tencent Holdings, Ltd.	$7,934,106

		Consumer Discretionary (17.1%)
54,750		Alibaba Group Holding, Ltd.#	9,672,683

16,900		Aptiv, PLC	1,513,395

30,000		Arco Platform, Ltd. - Class A#^	1,245,000

97,007	CNY	China International Travel Service Corp, Ltd. - Class A	1,244,648

532,600	HKD	Li Ning Company, Ltd.	1,805,950

96,580	BRL	Lojas Renner, SA	1,222,151

3,150	EUR	LVMH Moet Hennessy Louis Vuitton, SE	1,345,225

154,000	BRL	Magazine Luiza, SA	1,714,140

5,180		MercadoLibre, Inc.#	2,701,474

8,140	ZAR	Naspers, Ltd. - Class N	1,151,879

21,000		New Oriental Education & Technology Group, Inc.#	2,563,260

11,110	ZAR	Prosus, NV#	772,733

10,890	EUR	Prosus, NV#	750,963

			27,703,501

		Consumer Staples (4.6%)
18,500	EUR	Danone, SA	1,532,562

30,800	PLN	Dino Polska, SA*#	1,200,275

9,719	CNY	Kweichow Moutai Company, Ltd. - Class A	1,627,612

2,127,000	SGD	Thai Beverage PCL	1,428,043

576,600	MXN	Wal-Mart de Mexico, SAB de CV	1,728,017

			7,516,509

		Energy (3.2%)
285,000	GBP	BP, PLC	1,807,288

161,100	INR	Reliance Industries, Ltd.	3,322,181

			5,129,469

		Financials (13.9%)
110,000	BRL	B3, SA - Brasil Bolsa Balcao	1,326,966

1,166,900	IDR	Bank Central Asia, Tbk PT	2,611,904

381,000	INR	HDFC Bank, Ltd.	6,599,435

38,500	HKD	Hong Kong Exchanges & Clearing, Ltd.	1,199,430

69,500	INR	Housing Development Finance Corp., Ltd.	2,090,827

295,000	INR	ICICI Bank, Ltd.	1,928,304

88,700	INR	ICICI Lombard General Insurance Company, Ltd.*	1,670,736

204,600	BRL	IRB Brasil Resseguros, SA	1,927,898

355,000		Itau Unibanco Holding, SA	3,205,650

			22,561,150

124	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

		Health Care (4.7%)
246,608	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	$1,384,975

37,700		Alcon, Inc.#^	2,234,479

135,811	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	1,317,641

89,000	BRL	Notre Dame Intermedica Participacoes, SA	1,331,505

110,500	HKD	Wuxi Biologics Cayman, Inc.*#	1,298,536

			7,567,136

		Industrials (3.4%)
4,400		Boeing Company	1,495,604

211,000	HKD	China Conch Venture Holdings, Ltd.	825,618

62,500	INR	Larsen & Toubro, Ltd.	1,297,589

1,008,077	CNY	Sany Heavy Industry Company, Ltd. - Class A	1,927,524

			5,546,335

		Information Technology (19.9%)
9,700		Accenture, PLC - Class A	1,798,574

347,000	TWD	Accton Technology Corp.	2,064,191

14,000	EUR	ASML Holding, NV	3,669,600

3,000	JPY	Keyence Corp.	1,896,889

22,500	JPY	Lasertec Corp.	1,617,436

164,000	TWD	MediaTek, Inc.	2,190,196

12,500		Microsoft Corp.	1,792,125

18,100	EUR	SAP, SE	2,398,276

13,800	EUR	SOITEC#	1,522,154

811,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,953,996

64,500		Taiwan Semiconductor Manufacturing Company, Ltd.	3,330,135

196,900	TWD	Win Semiconductors Corp.	2,049,496

			32,283,068

		Materials (1.3%)
130,000	HKD	Anhui Conch Cement Company, Ltd. - Class H	776,974

360,000	CAD	Yamana Gold, Inc.	1,314,707

			2,091,681

		Real Estate (2.3%)
2,080,100	PHP	Ayala Land, Inc.	1,987,802

123,200	INR	Godrej Properties, Ltd.#	1,729,064

			3,716,866

		TOTAL COMMON STOCKS (Cost $93,218,968)	122,049,821

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (1.6%)#
	Communication Services (0.1%)
155 1,578,675	Baidu, Inc. Call, 01/17/20, Strike $250.00	$155

1,143 3,401,568	Sea, Ltd. Put, 01/17/20, Strike $26.00	125,730

		125,885

	Consumer Discretionary (0.1%)
	Melco Resorts & Entertainment
1,000 2,154,000	Call, 01/17/20, Strike $25.00	25,000
780 1,680,120	Call, 01/17/20, Strike $27.00	7,800

51 2,659,752	MercadoLibre, Inc. Put, 11/15/19, Strike $510.00	130,560

		163,360

	Energy (0.4%)
487 4,483,322	Lukoil, PJSC Call, 06/19/20, Strike $100.00	125,403

	Petroleo Brasileiro, SA
1,215 1,973,160	Call, 01/15/21, Strike $15.00	385,762
1,150 1,867,600	Call, 01/17/20, Strike $17.00	71,875

		583,040

	Financials (0.2%)
1,325 1,726,475	ICICI Bank, Ltd. Call, 01/17/20, Strike $13.00	84,138

1,795 2,639,099	Sberbank of Russia, PJSC Call, 12/20/19, Strike $14.00	179,500

		263,638

	Industrials (0.0%)
165 1,678,710	Copa Holdings, SA Call, 02/21/20, Strike $110.00	63,525

	Materials (0.3%)
4,509 1,699,893	Cemex, SAB de CV Call, 01/15/21, Strike $4.00	261,522

609 3,167,409	Rio Tinto, PLC Call, 04/17/20, Strike $60.00	50,242

1,492 1,751,608	Vale, SA Call, 01/15/21, Strike $12.00	249,164

		560,928

	Other (0.5%)
2,100 8,641,500	iShares China Large-Cap ETF Call, 01/17/20, Strike $46.00	13,650

5,000 21,290,000	iShares MSCI Emerging Markets ETF Put, 01/17/20, Strike $38.00	137,500

1,391 8,197,163	iShares MSCI South Korea ETF Call, 01/17/20, Strike $57.00	391,566

2,122 5,109,776	VanEck Vectors Russia ETF Call, 01/17/20, Strike $24.00	150,662

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Evolving World Growth Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
1,265 3,531,880	Xtrackers Harvest CSI 300 China A Shares ETF Call, 01/15/21, Strike $30.71	$194,178

		887,556

	TOTAL PURCHASED OPTIONS (Cost $4,585,196)	2,647,932

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (0.2%)
138,631	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	138,686

138,595	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	138,595

	TOTAL SHORT TERM INVESTMENTS (Cost $277,281)	277,281

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
1,297,500	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,297,500)	1,297,500

TOTAL INVESTMENTS (100.0%) (Cost $132,570,250)		162,012,124

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(1,297,500)

OTHER ASSETS, LESS LIABILITIES (0.8%)		1,249,603

NET ASSETS (100.0%)		$161,964,227

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PHP	Philippine Peso

PLN	Polish Zloty

SGD	Singapore Dollar

TWD	New Taiwan Dollar

ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$62,144,606	38.4%
Hong Kong Dollar	18,815,688	11.6%

Indian Rupee	18,638,136	11.5%
New Taiwan Dollar	14,257,879	8.8%

European Monetary Unit	11,218,780	6.9%
Brazilian Real	7,522,660	4.6%

Chinese Yuan Renminbi	7,502,400	4.6%
Japanese Yen	3,514,325	2.2%

South Korean Won	2,827,472	1.8%
Indonesian Rupiah	2,611,904	1.6%

Philippine Peso	1,987,802	1.2%
South African Rand	1,924,612	1.2%

British Pound Sterling	1,807,288	1.1%
Mexican Peso	1,728,017	1.1%

Swiss Franc	1,567,530	1.0%
Singapore Dollar	1,428,043	0.9%

Canadian Dollar	1,314,707	0.8%
Polish Zloty	1,200,275	0.7%

Total Investments	$162,012,124	100.0%

Currency exposure may vary over time.

126	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

COMMON STOCKS (100.6%)
		Communication Services (10.3%)
1,455		Alphabet, Inc. - Class A#	$1,831,554

72,000	HKD	Tencent Holdings, Ltd.	2,920,530

27,545		Walt Disney Company~	3,578,646

			8,330,730

		Consumer Discretionary (16.2%)
11,885		Alibaba Group Holding, Ltd.#	2,099,723

1,490		Amazon.com, Inc.#~	2,647,223

11,155		Aptiv, PLC	998,930

30,050	GBP	Compass Group, PLC	800,054

11,100		Lowe’s Companies, Inc.	1,238,871

12,490		Lululemon Athletica, Inc.#~	2,551,332

1,140		MercadoLibre, Inc.#	594,533

858		Peloton Interactive, Inc.#^	20,481

16,000	EUR	Puma, SE	1,203,807

3,400		Roku, Inc.#^	500,480

1,800		Vail Resorts, Inc.	418,266

			13,073,700

		Consumer Staples (6.1%)
2,860		Costco Wholesale Corp.	849,735

13,900	EUR	Danone, SA	1,151,493

22,183	GBP	Diageo, PLC	907,972

7,950	EUR	Kerry Group, PLC - Class A	962,625

9,025		Walmart, Inc.	1,058,271

			4,930,096

		Energy (3.6%)
22,600	EUR	Neste Oyj	816,594

5,920		Pioneer Natural Resources Company	728,278

29,800	INR	Reliance Industries, Ltd.	614,531

25,650	EUR	Royal Dutch Shell, PLC - Class A	745,058

			2,904,461

		Financials (13.8%)
6,086		AON, PLC	1,175,572

38,825		Bank of America Corp.	1,214,058

97,690	INR	HDFC Bank, Ltd.	1,692,123

53,435		ICICI Bank, Ltd.	696,258

14,150		Intercontinental Exchange, Inc.	1,334,628

6,700		JPMorgan Chase & Company	836,964

526,100	GBP	Lloyds Banking Group, PLC	387,002

15,200	GBP	London Stock Exchange Group, PLC	1,369,806

33,750		NMI Holdings, Inc. - Class A#	987,188

57,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	663,652

11,850		Progressive Corp.	825,945

			11,183,196

NUMBER OF SHARES			VALUE

		Health Care (13.2%)
31,075		Alcon, Inc.#^	$1,841,815

13,140	GBP	AstraZeneca, PLC	1,281,376

18,525	AUD	CSL, Ltd.	3,267,000

14,600	JPY	Hoya Corp.	1,290,308

2,235		Intuitive Surgical, Inc.#	1,235,843

3,710	CHF	Lonza Group, AG#	1,337,204

4,945		Repligen Corp.#	393,078

			10,646,624

		Industrials (10.3%)
8,175	EUR	Airbus, SE	1,172,771

12,000	SEK	Atlas Copco, AB - Class A	423,558

3,950		Boeing Company	1,342,645

48,600	CAD	CAE, Inc.	1,218,782

9,390		CSX Corp.	659,835

18,500	JPY	Harmonic Drive Systems, Inc.	857,969

27,000		Larsen & Toubro, Ltd.	569,700

6,200	JPY	Nidec Corp.	912,800

402,356	CNY	Sany Heavy Industry Company, Ltd. - Class A	769,337

3,800		Waste Management, Inc.	426,398

			8,353,795

		Information Technology (23.6%)
5,870		Accenture, PLC - Class A	1,088,415

1,325	EUR	Adyen, NV#*	932,820

6,330	EUR	ASML Holding, NV	1,659,184

7,600		Coupa Software, Inc.#^	1,044,924

2,700	JPY	Keyence Corp.	1,707,200

5,990		Keysight Technologies, Inc.#	604,451

1,550		Lam Research Corp.	420,112

8,600	JPY	Lasertec Corp.	618,220

7,245		MasterCard, Inc. - Class A	2,005,488

7,600		Microsoft Corp.	1,089,612

3,060		NVIDIA Corp.	615,121

8,850		PayPal Holdings, Inc.#	921,285

18,400	EUR	SAP, SE	2,438,027

2,030		Shopify, Inc., Class A#	636,547

6,960	EUR	SOITEC#	767,695

118,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,156,376

27,300		Taiwan Semiconductor Manufacturing Company, Ltd.	1,409,499

			19,114,976

		Materials (2.7%)
3,100		Linde, PLC	614,885

5,000	CHF	Sika, AG	859,532

188,300	CAD	Yamana Gold, Inc.	687,665

			2,162,082

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Global Equity Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

		Real Estate (0.8%)
46,600	INR	Godrej Properties, Ltd.#	$654,013

		TOTAL COMMON STOCKS (Cost $64,069,142)	81,353,673

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.1%)#
		Consumer Discretionary (0.1%)
106 1,872,702		Alibaba Group Holding, Ltd. Put, 01/17/20, Strike $160.00	33,920

59 1,205,193		Lululemon Athletica, Inc. Put, 01/17/20, Strike $165.00	12,006

11 573,672		MercadoLibre, Inc. Put, 11/15/19, Strike $510.00	28,160

			74,086

		Information Technology (0.0%)
29 759,713		ASML Holding, NV Put, 01/17/20, Strike $200.00	2,103

142 1,867,300		SAP, SE Put, 01/17/20, Strike $110.00	7,100

			9,203

		Other (0.0%)
600 7,343,400		iShares Russell 2000 Value ETF Call, 11/15/19, Strike $125.00	25,500

		TOTAL PURCHASED OPTIONS (Cost $348,089)	108,789

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (0.0%)
423		Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	423

395		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	395

		TOTAL SHORT TERM INVESTMENTS (Cost $818)	818

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.1%)
72,557	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $72,557)	$72,557

TOTAL INVESTMENTS (100.8%) (Cost $64,490,606)		81,535,837

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.1%)		(72,557)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(597,797)

NET ASSETS (100.0%)		$80,865,483

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTIONS (0.0%)#
	Consumer Discretionary (0.0%)
106 1,872,702	Alibaba Group Holding, Ltd. Put, 01/17/20, Strike $145.00	(10,070)

59 1,205,193	Lululemon Athletica, Inc. Put, 01/17/20, Strike $145.00	(3,511)

		(13,581)

	Information Technology (0.0%)
29 759,713	ASML Holding, NV Put, 01/17/20, Strike $180.00	(870)

142 1,867,300	SAP, SE Put, 01/17/20, Strike $100.00	(2,840)

		(3,710)

	TOTAL WRITTEN OPTIONS (Premium $97,441)	$(17,291)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $81,416.

^	Security, or portion of security, is on loan.

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

128	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2019

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$43,271,462	53.1%
European Monetary Unit	11,850,074	14.5%

Japanese Yen	5,386,497	6.6%
British Pound Sterling	4,746,210	5.8%

Hong Kong Dollar	3,584,182	4.4%
Australian Dollar	3,267,000	4.0%

Indian Rupee	2,960,667	3.6%
Swiss Franc	2,196,736	2.7%

Canadian Dollar	1,906,447	2.4%
New Taiwan Dollar	1,156,376	1.4%

Chinese Yuan Renminbi	769,337	1.0%
Swedish Krona	423,558	0.5%

Total Investments Net of Written Options	$81,518,546	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	129

Global Growth and Income Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (23.3%)
		Communication Services (1.9%)
1,015,000		GCI Liberty, Inc.* 1.750%, 09/30/46	$1,364,693

1,511,000		Snap, Inc.* 0.750%, 08/01/26	1,532,554

			2,897,247

		Consumer Discretionary (4.6%)
835,000		Baozun, Inc.* 1.625%, 05/01/24	890,953

6,000,000	HKD	China Conch Venture Holdings International, Ltd. 0.000%, 09/05/23	806,391

1,340,000		GOL Equity Finance, SA* 3.750%, 07/15/24	1,546,594

694,000		Pinduoduo, Inc.* 0.000%, 10/01/24	807,639

838,000		Tesla, Inc. 2.000%, 05/15/24	1,026,986

689,000		Winnebago Industries, Inc. 1.500%, 04/01/25	702,780

9,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/23/23	1,258,992

			7,040,335

		Consumer Staples (0.8%)
		Premium Brands Holdings Corp.
732,000	CAD	4.650%, 04/30/21	609,754
780,000	CAD	4.600%, 12/31/23	627,233

			1,236,987

		Energy (2.2%)
2,800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	3,255,532

		Financials (4.5%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	1,213,439

		JPMorgan Chase Bank, N.A.
2,800,000		0.000%, 12/30/20	3,226,650
17,000,000	HKD	0.000%, 10/29/20*	2,338,491

			6,778,580

		Health Care (1.5%)
1,021,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	695,731

779,000		Insulet Corp.* 0.375%, 09/01/26	745,593

756,000		Repligen Corp. 0.375%, 07/15/24	760,948

			2,202,272

		Industrials (1.0%)
1,200,000		Vinci, SA 0.375%, 02/16/22	1,480,572

PRINCIPAL AMOUNT			VALUE

		Information Technology (5.0%)
993,000		Coupa Software, Inc.* 0.125%, 06/15/25	$1,133,038

1,360,000	EUR	SOITEC 0.000%, 06/28/23	1,866,568

741,000		Splunk, Inc. 0.500%, 09/15/23	805,449

2,010,000		Square, Inc. 0.500%, 05/15/23	2,227,020

1,280,000		Xero Investments, Ltd. 2.375%, 10/04/23	1,579,347

			7,611,422

		Materials (1.8%)
1,200,000	CHF	Sika, AG 3.750%, 01/30/22	1,567,530

1,000,000		Taiwan Cement Corp. 0.000%, 12/10/23	1,192,015

			2,759,545

		TOTAL CONVERTIBLE BONDS (Cost $34,594,676)	35,262,492

U.S. GOVERNMENT AND AGENCY SECURITIES (3.0%)
		United States Treasury Note
1,507,000		1.750%, 10/31/20	1,509,325
1,502,000		2.625%, 08/15/20	1,513,999
1,489,000		2.625%, 11/15/20	1,504,559

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $4,485,025)	4,527,883

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.5%)
		Health Care (1.0%)
1,335		Danaher Corp. 4.750%, 04/15/22	1,482,277

		Information Technology (1.2%)
1,750		Broadcom, Inc. 8.000%, 09/30/22	1,895,285

		Real Estate (1.1%)
1,360		Crown Castle International Corp. 6.875%, 08/01/20	1,694,138

		Utilities (2.2%)
16,600		American Electric Power Company, Inc. 6.125%, 03/15/22	912,834

47,689		NextEra Energy, Inc. 4.872%, 09/01/22	2,425,463

			3,338,297

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,847,331)	8,409,997

130	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES			VALUE

COMMON STOCKS (64.9%)
		Communication Services (8.6%)
1,470		Alphabet, Inc. - Class A#	$1,850,436

74,800	HKD	Tencent Holdings, Ltd.	3,034,106

16,600		Verizon Communications, Inc.	1,003,802

54,600		Walt Disney Company	7,093,632

			12,981,976

		Consumer Discretionary (7.8%)
13,780		Alibaba Group Holding, Ltd.#	2,434,513

530		Amazon.com, Inc.#	941,630

20,600		Aptiv, PLC	1,844,730

57,100	GBP	Compass Group, PLC	1,520,235

14,300		Lowe’s Companies, Inc.	1,596,023

7,400		Lululemon Athletica, Inc.#	1,511,598

25,700	EUR	Puma, SE	1,933,615

			11,782,344

		Consumer Staples (9.2%)
38,240	CAD	Alimentation Couche-Tard, Inc. - Class B	1,146,823

32,800		Coca-Cola Company	1,785,304

5,250		Costco Wholesale Corp.	1,559,827

26,000	EUR	Danone, SA	2,153,871

19,100	GBP	Diageo, PLC	781,782

16,000	EUR	Kerry Group, PLC - Class A	1,937,359

14,500	CHF	Nestlé, SA	1,551,229

26,000		Walmart, Inc.	3,048,760

			13,964,955

		Energy (3.9%)
116,800	GBP	BP, PLC	740,671

7,000		Chevron Corp.	812,980

18,300		Exxon Mobil Corp.	1,236,531

21,000	EUR	Neste Oyj	758,781

55,000	INR	Reliance Industries, Ltd.	1,134,202

41,500	EUR	Royal Dutch Shell, PLC - Class A	1,205,454

			5,888,619

		Financials (7.3%)
9,000		AON, PLC	1,738,440

98,500		Bank of America Corp.	3,080,095

150,200	INR	HDFC Bank, Ltd.	2,601,667

12,200		JPMorgan Chase & Company	1,524,024

968,000	GBP	Lloyds Banking Group, PLC	712,067

20,000		Progressive Corp.	1,394,000

			11,050,293

		Health Care (8.5%)
44,786		Alcon, Inc.#^	2,654,466

21,400	GBP	AstraZeneca, PLC	2,086,868

NUMBER OF SHARES			VALUE

29,300	AUD	CSL, Ltd.	$5,167,238

2,550		Intuitive Surgical, Inc.#	1,410,023

9,200		Laboratory Corp. of America Holdings#	1,515,884

			12,834,479

		Industrials (5.9%)
21,600	SEK	Atlas Copco, AB - Class A	762,404

5,150		Boeing Company	1,750,537

59,700	CAD	CAE, Inc.	1,497,146

7,100	JPY	FANUC Corp.	1,400,470

17,300	JPY	Harmonic Drive Systems, Inc.^	802,317

55,200	INR	Larsen & Toubro, Ltd.	1,146,031

11,400	JPY	Nidec Corp.	1,678,374

			9,037,279

		Information Technology (12.4%)
2,000	EUR	Adyen, NV*#	1,408,030

8,225	EUR	ASML Holding, NV	2,155,890

4,900	JPY	Keyence Corp.	3,098,252

10,700	JPY	Lasertec Corp.	769,181

7,700		MasterCard, Inc. - Class A	2,131,437

7,900		Micron Technology, Inc.#	375,645

15,800		Microsoft Corp.	2,265,246

1,900		NVIDIA Corp.	381,938

22,700	EUR	SAP, SE	3,007,783

174,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,705,165

29,000		Taiwan Semiconductor Manufacturing Company, Ltd.	1,497,270

			18,795,837

		Materials (1.3%)
5,700		Linde, PLC	1,130,595

234,000	CAD	Yamana Gold, Inc.	854,559

			1,985,154

		TOTAL COMMON STOCKS (Cost $80,006,380)	98,320,936

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (1.1%) #
		Consumer Discretionary (0.1%)
16 2,842,656		Amazon.com, Inc. Call, 06/18/21, Strike $2,200.00	188,000

		Energy (0.0%)
70 861,140		Pioneer Natural Resources Company Call, 01/17/20, Strike $160.00	3,500

		Financials (0.3%)
296 2,791,872		Intercontinental Exchange, Inc. Call, 01/15/21, Strike $90.00	389,240

See accompanying Notes to Schedule of Investments	www.calamos.com	131

Global Growth and Income Fund    Schedule of Investments October 31, 2019

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

		Industrials (0.2%)
200 2,568,400	EUR	Airbus, SE Call, 12/18/20, Strike 130.00	$272,914

232 1,630,264		CSX Corp. Call, 01/15/21, Strike $85.00	71,572

			344,486

		Information Technology (0.2%)
63 1,707,552		Lam Research Corp. Call, 01/15/21, Strike $300.00	180,652

27 846,639		Shopify, Inc. Call, 01/15/21, Strike $350.00	149,175

			329,827

		Other (0.3%)
1,100 13,462,900		iShares Russell 2000 Value ETF Call, 11/15/19, Strike $125.00	46,750

133 40,399,548		S&P 500 Index Put, 01/17/20, Strike $2,800.00	301,245

			347,995

		TOTAL PURCHASED OPTIONS (Cost $2,630,576)	1,603,048

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENTS (0.5%)
374,815		Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	374,965

374,370		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	374,370

		TOTAL SHORT TERM INVESTMENTS (Cost $749,335)	749,335

TOTAL INVESTMENTS (98.3%) (Cost $130,313,323)			148,873,691

OTHER ASSETS, LESS LIABILITIES (1.7%)			2,532,105

NET ASSETS (100.0%)			$151,405,796

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

WRITTEN OPTION (0.0%)
		Other (0.0%)
33 10,023,948		S&P 500 Index Put, 01/17/20, Strike $2,500.00 (Premium $96,781)	(18,645)

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

SEK	Swedish Krona

TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2019

	VALUE	% OF TOTAL INVESTMENTS

US Dollar	$88,846,433	59.7%
European Monetary Unit	17,913,704	12.0%

Japanese Yen	7,748,594	5.2%
Hong Kong Dollar	7,437,980	5.0%

British Pound Sterling	5,841,623	3.9%
Canadian Dollar	5,431,246	3.7%

Australian Dollar	5,167,238	3.5%
Indian Rupee	4,881,900	3.3%

Swiss Franc	3,118,759	2.1%
New Taiwan Dollar	1,705,165	1.1%

Swedish Krona	762,404	0.5%
Total Investments	$148,855,046	100.0%

Currency exposure may vary over time.

132	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (41.6%)
	Airlines (0.7%)
128,300	Air Canada 2015-2 Class AA Pass Through Trust* 3.750%, 06/15/29	$135,606

150,000	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	153,327

105,229	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	111,762

		400,695

	Communication Services (3.3%)
125,000	AT&T, Inc. 3.600%, 07/15/25	132,246

250,000	Comcast Corp. 3.900%, 03/01/38	275,440

110,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	113,650

200,000	CSC Holdings, LLC* 5.500%, 05/15/26	211,530

175,000	Electronic Arts, Inc. 4.800%, 03/01/26	200,022

135,000	Embarq Corp. 7.995%, 06/01/36	133,832

150,000	Fox Corp.* 3.666%, 01/25/22	155,427

110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	117,986

125,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	126,729

125,000	T-Mobile USA, Inc.^ 4.000%, 04/15/22	129,236

135,000	United States Cellular Corp. 6.700%, 12/15/33	146,700

255,000	Verizon Communications, Inc.^ 4.016%, 12/03/29	285,725

		2,028,523

	Consumer Discretionary (5.8%)
200,000	Allergan Funding SCS 3.800%, 03/15/25	210,774

250,000	BMW US Capital, LLC*^ 3.100%, 04/12/21	254,356

275,000	Cargill, Inc.* 3.250%, 03/01/23	285,898

150,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.750%, 02/15/26	158,841

250,000	D.R. Horton, Inc. 4.750%, 02/15/23	267,227

130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	135,476

PRINCIPAL AMOUNT		VALUE

100,000	DISH DBS Corp.^ 7.750%, 07/01/26	$101,150

250,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	262,287

250,000	General Motors Financial Company, Inc. 3.700%, 05/09/23	256,858

250,000	Harley-Davidson Financial Services, Inc.* 4.050%, 02/04/22	258,625

250,000	Hasbro, Inc. 3.150%, 05/15/21	253,138

125,000	International Game Technology, PLC* 6.250%, 02/15/22	132,369

150,000	JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 11/15/33	151,708

125,000	Las Vegas Sands Corp. 3.200%, 08/08/24	128,021

150,000	Lennar Corp. 4.750%, 11/15/22	158,137

100,000	Mattel, Inc.* 6.750%, 12/31/25	104,821

125,000	Newell Brands, Inc. 3.850%, 04/01/23	129,536

125,000	Penske Automotive Group, Inc. 3.750%, 08/15/20	126,213

169,000	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	177,742

		3,553,177

	Consumer Staples (2.5%)
200,000	Brown-Forman Corp. 3.500%, 04/15/25	212,912

250,000	Conagra Brands, Inc. 3.800%, 10/22/21	258,165

250,000	General Mills, Inc. 2.600%, 10/12/22	253,838

150,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 5.875%, 07/15/24	154,772

150,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	159,692

250,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	250,031

250,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	253,339

		1,542,749

	Energy (0.9%)
150,000	Continental Resources, Inc. 4.500%, 04/15/23	156,166

175,000	Energy Transfer Operating, LP‡ 4.927%, 11/01/66 3 mo. USD LIBOR + 3.02%	131,656

See accompanying Notes to Schedule of Investments	www.calamos.com	133

Total Return Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

250,000	Schlumberger Investment, SA* 3.300%, 09/14/21	$255,599

		543,421

	Financials (12.7%)
150,000	Ally Financial, Inc. 4.125%, 02/13/22	155,173

250,000	American Express Company 3.000%, 10/30/24	259,909

125,000	Ares Capital Corp. 4.200%, 06/10/24	129,863

250,000	Axis Specialty Finance, PLC 4.000%, 12/06/27	268,174

300,000	Bank of America Corp.‡ 3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	314,178

250,000	Bank of Montreal^ 3.300%, 02/05/24	261,319

125,000	Bank of Nova Scotia 2.450%, 09/19/22	126,903

150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	179,444

200,000	Capital One Financial Corp. 3.200%, 01/30/23	205,641

250,000	CIT Bank NA‡ 2.969%, 09/27/25 SOFR + 1.72%	251,417

250,000	CIT Group, Inc. 4.125%, 03/09/21	255,639

200,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	201,781

350,000	Discover Bank 3.450%, 07/27/26	363,025

200,000	Fifth Third Bancorp 3.650%, 01/25/24	211,248

125,000	Franklin Resources, Inc. 2.850%, 03/30/25	129,461

125,000	Goldman Sachs Group, Inc.^‡ 3.814%, 04/23/29 3 mo. USD LIBOR + 1.16%	133,174

125,000	Huntington Bancshares, Inc. 2.625%, 08/06/24	126,848

250,000	ILFC E-Capital Trust II*‡ 4.020%, 12/21/65 3 mo. USD LIBOR + 1.80%	192,102

300,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	311,779

125,000	Life Storage, LP 4.000%, 06/15/29	134,417

200,000	Lloyds Banking Group, PLC‡ 2.858%, 03/17/23 3 mo. USD LIBOR + 1.25%	202,195

PRINCIPAL AMOUNT		VALUE

200,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	$211,167

250,000	Markel Corp. 3.500%, 11/01/27	259,180

200,000	MetLife, Inc. 6.400%, 12/15/66	242,940

200,000	Morgan Stanley‡ 2.720%, 07/22/25 SOFR + 1.15%	203,126

150,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	150,879

125,000	Reinsurance Group of America, Inc. 3.900%, 05/15/29	134,173

250,000	RenaissanceRe Finance, Inc.^ 3.450%, 07/01/27	265,519

125,000	Royal Bank of Canada^ 2.550%, 07/16/24	127,086

125,000	Sabra Health Care, LP / Sabra Capital Corp. 4.800%, 06/01/24	131,945

96,000	SBA Tower Trust* 2.877%, 07/15/46	96,302

100,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	104,140

150,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	151,019

125,000	Torchmark Corp. 4.550%, 09/15/28	140,130

170,000	Toronto-Dominion Bank^ 3.250%, 03/11/24	178,242

200,000	Travelers Companies, Inc. 4.050%, 03/07/48	232,992

250,000	US Bancorp 3.600%, 09/11/24	267,096

125,000	Ventas Realty, LP 4.000%, 03/01/28	135,419

	Wells Fargo & Company
125,000	4.400%, 06/14/46^	142,058
125,000	3.196%, 06/17/27‡ 3 mo. USD LIBOR + 1.17%	129,778

		7,716,881

	Health Care (2.9%)
150,000	CVS Health Corp. 4.780%, 03/25/38	167,033

125,000	DaVita, Inc. 5.125%, 07/15/24	128,063

150,000	DH Europe Finance II Sarl 2.200%, 11/15/24	150,920

92,000	Elanco Animal Health, Inc. 3.912%, 08/27/21	94,448

200,000	Humana, Inc. 3.850%, 10/01/24	212,298

134	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

250,000	Johnson & Johnson 3.400%, 01/15/38	$270,694

200,000	Magellan Health, Inc. 4.900%, 09/22/24	199,824

125,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	128,512

	Teva Pharmaceutical Finance Netherlands III, BV
250,000	6.000%, 04/15/24^	234,461
50,000	2.200%, 07/21/21	47,551

125,000	UnitedHealth Group, Inc. 2.375%, 08/15/24	126,778

		1,760,582

	Industrials (3.4%)
	Aircastle, Ltd.
205,000	5.000%, 04/01/23	219,939
125,000	5.500%, 02/15/22	132,927

50,000	American Airlines Group, Inc.* 5.000%, 06/01/22	52,191

200,000	Delta Air Lines, Inc. 3.625%, 03/15/22	204,951

88,188	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	90,057

125,000	Hertz Corp.* 7.625%, 06/01/22	130,219

250,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	266,231

200,000	Rockwell Collins, Inc. 2.800%, 03/15/22	203,801

125,000	Ryder System, Inc. 2.500%, 09/01/24	126,104

183,766	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	191,795

250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	263,625

200,000	Volkswagen Group of America Finance, LLC*^ 2.500%, 09/24/21	201,428

		2,083,268

	Information Technology (2.5%)
125,000	Anixter, Inc. 5.125%, 10/01/21	129,368

250,000	Apple, Inc. 4.375%, 05/13/45	302,035

100,000	Dell International, LLC / EMC Corp.* 6.020%, 06/15/26	114,230

250,000	Fiserv, Inc. 3.500%, 10/01/22	259,787

125,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	139,611

250,000	Microsoft Corp. 4.100%, 02/06/37	296,412

PRINCIPAL AMOUNT		VALUE

250,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/01/21	$257,098

		1,498,541

	Materials (0.9%)
200,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	211,126

75,000	ArcelorMittal, SA^ 7.000%, 10/15/39	91,904

250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	265,760

		568,790

	Real Estate (2.4%)
250,000	American Tower Corp. 5.900%, 11/01/21	268,640

250,000	EPR Properties 4.950%, 04/15/28	274,700

125,000	Federal Realty Investment Trust 3.200%, 06/15/29	130,777

190,000	HCP, Inc. 3.250%, 07/15/26	198,459

125,000	Hospitality Properties Trust 3.950%, 01/15/28	120,723

150,000	SL Green Operating Partnership, LP 3.250%, 10/15/22	153,842

125,000	Tanger Properties, LP^ 3.875%, 07/15/27	128,289

200,000	UDR, Inc. 4.625%, 01/10/22	210,976

		1,486,406

	Utilities (3.6%)
250,000	AES Corp. 4.000%, 03/15/21	254,799

250,000	Alabama Power Company^ 2.450%, 03/30/22	253,797

150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	163,093

250,000	CenterPoint Energy, Inc. 3.850%, 02/01/24	265,065

150,000	DTE Energy Company 2.250%, 11/01/22	150,338

150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	164,018

250,000	Exelon Corp. 2.450%, 04/15/21	251,615

100,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	107,764

150,000	Northern States Power Co. 3.750%, 12/01/47	157,970

150,000	Public Service Electric & Gas Company 3.600%, 12/01/47	164,659

See accompanying Notes to Schedule of Investments	www.calamos.com	135

Total Return Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

250,000	Southern California Edison Company 3.400%, 06/01/23	$258,275

		2,191,393

	TOTAL CORPORATE BONDS (Cost $24,337,698)	25,374,426

BANK LOANS (2.9%)‡
	Communication Services (0.4%)
124,373	Sprint Communications, Inc. 4.813%, 02/02/24 1 mo. LIBOR + 3.00%	123,829

124,362	Zayo Group, LLC / Zayo Capital, Inc. 3.786%, 01/19/21 1 mo. LIBOR + 2.00%	124,751

		248,580

	Financials (0.9%)
190,485	GLP Financing, LLC 3.300%, 04/28/21 1 mo. LIBOR + 1.50%	190,009

250,000	Level 3 Financing, Inc. 4.036%, 02/22/24 1 mo. LIBOR + 2.25%	250,625

124,356	MGM Growth Properties Operating Partnership LP 3.786%, 03/21/25 1 mo. LIBOR + 2.00%	124,891

		565,525

	Health Care (1.1%)
280,583	Mallinckrodt International Finance, SA 4.854%, 09/24/24 3 mo. LIBOR + 2.75%	221,361

271,499	Amneal Pharmaceuticals, LLC 5.313%, 05/04/25 1 mo. LIBOR + 3.50%	208,240

248,111	HCA, Inc. 3.536%, 03/13/25 1 mo. LIBOR + 1.75%	249,506

		679,107

	Industrials (0.4%)
125,000	Berry Global, Inc. 4.189%, 10/01/22 1 mo. LIBOR + 2.25%	125,523

124,367	Navistar International Corp. 5.420%, 11/06/24 1 mo. LIBOR + 3.50%	123,357

		248,880

	Information Technology (0.1%)
41,783	SS&C Technologies, Inc. 4.036%, 07/08/22 1 mo. LIBOR + 2.25%	42,109

	TOTAL BANK LOANS (Cost $1,903,303)	1,784,201

PRINCIPAL AMOUNT		VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (44.6%)
	Federal National Mortgage Association
1,050,726	3.500%, 02/01/49	$1,080,701
950,371	3.000%, 07/01/46	974,715
806,469	3.500%, 08/01/47	835,723
788,144	4.000%, 06/01/48	818,656
466,535	3.000%, 03/01/47	478,486
442,963	4.500%, 04/01/48	465,439
392,031	4.000%, 03/01/47	410,921
391,325	3.000%, 02/01/33	402,076
317,970	2.500%, 09/01/31	322,988

678,757	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 2.892%, 06/25/27	704,169

460,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 3.350%, 01/25/28	500,189

	Government National Mortgage Association II Pool
715,449	3.500%, 10/20/47	745,335
487,406	3.000%, 10/20/47	502,616

1,500,000	United States Treasury Bill^ 0.000%, 11/19/19	1,498,860

	United States Treasury Bond
1,400,000	2.250%, 08/15/49	1,420,781
1,000,000	3.500%, 02/15/39	1,240,937
1,000,000	2.750%, 08/15/47^	1,117,891
750,000	2.875%, 11/15/46^	857,168
500,000	3.000%, 05/15/47	584,961
300,000	3.000%, 02/15/49	353,367

	United States Treasury Inflation Indexed Note
1,040,110	0.500%, 01/15/28	1,066,145
540,935	0.375%, 07/15/25	549,263

	United States Treasury Note
3,000,000	1.250%, 08/31/24	2,963,672
2,000,000	1.625%, 08/15/29^	1,988,281
2,000,000	1.375%, 08/31/26	1,970,781
1,350,000	1.750%, 06/30/24	1,363,711
750,000	2.875%, 11/30/25	805,869
500,000	2.500%, 02/28/26	527,285
400,000	1.875%, 06/30/26	406,969
250,000	1.750%, 07/31/24	252,598

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $26,206,341)	27,210,553

ASSET BACKED SECURITIES (5.9%)
250,000	Credit Acceptance Auto Loan Trust Series 2018-3A, Class A* 3.550%, 08/15/27	254,827

235,000	Dell Equipment Finance Trust Series 2017-2, Class B* 2.470%, 10/24/22	235,492

127,943	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	128,652

500,000	Ford Credit Floorplan Master Owner Trust Series 2018-1, Class A1 2.950%, 05/15/23	507,548

136	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

307,659	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	$310,052

459,738	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	468,296

300,000	OSCAR US Funding Trust IX, LLC Series 2018-2A, Class A3* 3.390%, 09/12/22	304,260

132,074	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	133,367

272,954	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	273,491

500,000	SoFi Professional Loan Program LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	507,402

500,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	510,978

	TOTAL ASSET BACKED SECURITIES (Cost $3,582,569)	3,634,365

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (5.7%)
1,742,951	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	1,743,648

1,743,216	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	1,743,216

	TOTAL SHORT TERM INVESTMENTS (Cost $3,486,786)	3,486,864

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.7%)
4,728,925	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $4,728,925)	4,728,925

TOTAL INVESTMENTS (108.4%) (Cost $64,245,622)		66,219,334

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.7%)		(4,728,925)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(426,868)

NET ASSETS (100.0%)		$61,063,541

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2019.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	137

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (79.1%)
	Communication Services (13.4%)
300,000	Altice France, SA* 7.375%, 05/01/26	$321,456

125,000	Arrow Bidco, LLC* 9.500%, 03/15/24	121,424

44,000	Belo Corp. 7.250%, 09/15/27	50,203

196,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	175,114

	CommScope, Inc.*
115,000	5.500%, 03/01/24	116,857
25,000	8.250%, 03/01/27	23,708

80,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	72,328

	CSC Holdings, LLC*
315,000	5.750%, 01/15/30	331,260
200,000	5.500%, 05/15/26	211,530
200,000	5.500%, 04/15/27	212,541

75,000	Cumulus Media New Holdings, Inc.* 6.750%, 07/01/26	79,601

	Diamond Sports Group, LLC / Diamond Sports Finance Company*
100,000	5.375%, 08/15/26	104,582
85,000	6.625%, 08/15/27^	87,751

612,000	Embarq Corp. 7.995%, 06/01/36	606,703

	Entercom Media Corp.*
120,000	7.250%, 11/01/24^	125,401
50,000	6.500%, 05/01/27	52,565

	Frontier Communications Corp.
265,000	7.625%, 04/15/24	119,581
220,000	11.000%, 09/15/25	103,794
125,000	10.500%, 09/15/22	58,837
80,000	8.500%, 04/01/26*	80,316
50,000	8.000%, 04/01/27*	52,628

25,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 5.250%, 12/01/27	26,528

175,000	Gray Television, Inc.* 7.000%, 05/15/27	191,585

	Hughes Satellite Systems Corp.
90,000	6.625%, 08/01/26^	97,871
30,000	5.250%, 08/01/26	32,178

55,000	iHeartCommunications, Inc.^ 8.375%, 05/01/27	59,108

450,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	456,226

	Intelsat Jackson Holdings, SA
195,000	9.750%, 07/15/25*	203,054
50,000	5.500%, 08/01/23	46,818

	Netflix, Inc.
80,000	4.875%, 06/15/30*	80,946
45,000	4.875%, 04/15/28	46,525

PRINCIPAL AMOUNT		VALUE

125,000	Qwest Corp. 6.875%, 09/15/33	$125,926

125,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	128,415

	Sprint Corp.
310,000	7.125%, 06/15/24	336,888
240,000	7.875%, 09/15/23	265,409
145,000	7.625%, 03/01/26	160,959

140,000	T-Mobile USA, Inc. 4.750%, 02/01/28	147,780

80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	85,864

196,000	United States Cellular Corp. 6.700%, 12/15/33	212,986

	Windstream Services, LLC / Windstream Finance Corp.@
42,000	7.750%, 10/01/21	7,825
24,000	10.500%, 06/30/24*	12,990

55,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	56,056

		5,890,117

	Consumer Discretionary (13.5%)
115,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	128,691

190,000	Beverages & More, Inc.* 11.500%, 06/15/22	136,482

140,000	Boyd Gaming Corp. 6.000%, 08/15/26	148,939

155,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	158,772

	CCO Holdings, LLC / CCO Holdings Capital Corp.*
430,000	5.125%, 05/01/27	454,994
170,000	5.000%, 02/01/28	178,039

75,000	Cedar Fair, LP* 5.250%, 07/15/29	80,278

	Century Communities, Inc.
125,000	6.750%, 06/01/27*	133,753
85,000	5.875%, 07/15/25	88,153

263,000	Dana, Inc. 5.500%, 12/15/24	270,639

	DISH DBS Corp.
150,000	7.750%, 07/01/26^	151,725
90,000	5.875%, 11/15/24	90,305

270,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	284,722

	ESH Hospitality, Inc.*
130,000	5.250%, 05/01/25	134,398
50,000	4.625%, 10/01/27	50,263

	Ford Motor Credit Company, LLC
200,000	4.134%, 08/04/25	199,522
200,000	3.664%, 09/08/24	197,752

138	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

175,000	goeasy, Ltd.* 7.875%, 11/01/22	$182,177

175,000	Guitar Center, Inc.* 9.500%, 10/15/21	162,990

25,000	Installed Building Products, Inc.* 5.750%, 02/01/28	26,282

200,000	International Game Technology, PLC*^ 6.250%, 01/15/27	224,046

285,000	L Brands, Inc.^ 6.875%, 11/01/35	242,894

135,000	Lennar Corp. 5.250%, 06/01/26	149,269

170,000	M/I Homes, Inc. 5.625%, 08/01/25	177,097

	Mattel, Inc.
115,000	6.750%, 12/31/25*	120,544
5,000	2.350%, 08/15/21	4,921

200,000	Mclaren Finance, PLC* 5.750%, 08/01/22	191,517

155,000	Meritage Homes Corp. 6.000%, 06/01/25	174,553

50,000	Michaels Stores, Inc.* 8.000%, 07/15/27	49,485

160,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	164,840

	Rite Aid Corp.
275,000	7.700%, 02/15/27	183,077
85,000	6.125%, 04/01/23*^	72,706

100,000	Salem Media Group, Inc.* 6.750%, 06/01/24	86,373

50,000	Service Corp. International^ 5.125%, 06/01/29	53,450

	Sirius XM Radio, Inc.*
125,000	5.500%, 07/01/29	135,497
125,000	4.625%, 07/15/24	130,838

125,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	124,972

75,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	83,063

125,000	Twin River Worldwide Holdings, Inc.*^ 6.750%, 06/01/27	131,684

47,488	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	49,944

105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	109,485

		5,919,131

	Consumer Staples (4.1%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC
125,000	5.750%, 03/15/25	129,646
75,000	7.500%, 03/15/26*	83,815

PRINCIPAL AMOUNT		VALUE

75,000	Dean Foods Company* 6.500%, 03/15/23	$35,251

85,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	90,757

120,000	Fresh Market, Inc.* 9.750%, 05/01/23	70,358

	JBS USA LUX, SA / JBS USA Finance, Inc.*
270,000	5.875%, 07/15/24	278,590
205,000	6.750%, 02/15/28	226,381

	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
100,000	5.500%, 01/15/30	107,843
42,000	6.500%, 04/15/29	46,823

	New Albertson’s, Inc.
76,000	7.750%, 06/15/26	77,694
27,000	8.000%, 05/01/31	27,616

	Pilgrim’s Pride Corp.*
145,000	5.875%, 09/30/27	155,694
60,000	5.750%, 03/15/25	62,324

	Post Holdings, Inc.*
110,000	5.750%, 03/01/27	117,178
35,000	5.500%, 12/15/29	36,964
30,000	5.625%, 01/15/28	32,169

	Simmons Foods, Inc.*
104,000	7.750%, 01/15/24	113,104
59,000	5.750%, 11/01/24^	57,906

	Vector Group, Ltd.*
45,000	6.125%, 02/01/25	43,379
25,000	10.500%, 11/01/26	25,551

		1,819,043

	Energy (7.1%)
85,000	Apergy Corp. 6.375%, 05/01/26	83,597

145,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	114,303

82,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	54,425

	Buckeye Partners, LP
75,000	3.950%, 12/01/26	69,514
50,000	5.850%, 11/15/43	43,221

101,000	Calfrac Holdings, LP* 8.500%, 06/15/26	43,654

215,000	California Resources Corp.* 8.000%, 12/15/22	64,811

34,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	32,003

145,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	61,397

110,000	Cheniere Energy Partners, LP 5.625%, 10/01/26	116,371

120,000	Chesapeake Energy Corp. 7.000%, 10/01/24	81,302

See accompanying Notes to Schedule of Investments	www.calamos.com	139

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	$112,964

	Denbury Resources, Inc.
129,000	7.750%, 02/15/24*	94,976
45,000	9.250%, 03/31/22*	37,386
33,000	5.500%, 05/01/22	16,693

75,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	59,972

220,000	Energy Transfer Operating, LP‡ 4.927%, 11/01/66 3 mo. USD LIBOR + 3.02%	165,510

	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
100,000	9.375%, 05/01/24	2,448
60,000	7.750%, 05/15/26	42,030

	Genesis Energy, LP / Genesis Energy Finance Corp.
150,000	6.500%, 10/01/25	142,893
150,000	6.250%, 05/15/26	139,093

	Gulfport Energy Corp.
130,000	6.375%, 05/15/25	79,104
100,000	6.000%, 10/15/24^	64,386

183,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	128,310

135,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	135,206

205,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	39,308

	Moss Creek Resources Holdings, Inc.*
50,000	7.500%, 01/15/26	34,497
45,000	10.500%, 05/15/27	35,044

45,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	34,265

65,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	44,377

150,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	149,783

75,000	Parkland Fuel Corp.* 5.875%, 07/15/27	79,614

100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	93,439

126,000	SESI, LLC 7.750%, 09/15/24	71,541

60,000	SM Energy Company^ 6.750%, 09/15/26	51,617

75,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.* 6.500%, 07/15/27	80,439

70,000	Transocean, Inc.*^ 7.500%, 01/15/26	62,443

PRINCIPAL AMOUNT		VALUE

150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	$58,912

50,000	Viper Energy Partners, LP* 5.375%, 11/01/27	50,971

140,000	W&T Offshore, Inc.* 9.750%, 11/01/23	131,701

165,000	Weatherford International, Ltd.@ 8.250%, 06/15/23	52,155

95,000	Whiting Petroleum Corp. 6.625%, 01/15/26	58,993

		3,114,668

	Financials (12.8%)
295,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	271,747

125,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	130,133

160,000	Ally Financial, Inc. 8.000%, 11/01/31	223,742

172,000	Amwins Group, Inc.* 7.750%, 07/01/26	185,450

275,000	Ardonagh Midco 3, PLC*^ 8.625%, 07/15/23	258,833

215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	214,531

70,000	Bank of America Corp.^‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	77,020

125,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	130,389

50,000	Connect Finco SARL* 6.750%, 10/01/26	51,814

130,000	Credit Acceptance Corp.* 6.625%, 03/15/26	138,382

125,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	130,856

125,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	128,231

130,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	135,772

75,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 5.250%, 07/15/24	79,031

320,000	HUB International, Ltd.* 7.000%, 05/01/26	330,024

125,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 6.250%, 05/15/26	132,739

160,000	ILFC E-Capital Trust II*‡ 4.020%, 12/21/65 3 mo. USD LIBOR + 1.80%	122,946

140	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	$242,143

	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*
275,000	7.250%, 08/15/24	278,946
200,000	6.250%, 06/03/26	205,491

140,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	143,176

150,000	Level 3 Financing, Inc. 5.375%, 05/01/25	155,802

60,000	Lions Gate Capital Holdings, LLC* 6.375%, 02/01/24	57,661

230,000	LPL Holdings, Inc.* 5.750%, 09/15/25	240,087

260,000	MetLife, Inc. 6.400%, 12/15/66	315,822

237,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	238,051

225,000	Navient Corp.^ 6.750%, 06/25/25	237,904

125,000	Radian Group, Inc. 4.875%, 03/15/27	129,634

	Springleaf Finance Corp.
185,000	6.875%, 03/15/25	209,810
140,000	7.125%, 03/15/26	160,044
25,000	6.625%, 01/15/28	27,729

150,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	156,209

95,000	Tronox Finance, PLC* 5.750%, 10/01/25	89,762

		5,629,911

	Health Care (9.4%)
180,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	187,245

	Bausch Health Americas, Inc.*
295,000	8.500%, 01/31/27	332,306
135,000	9.250%, 04/01/26	153,089

	Bausch Health Cos., Inc.*
300,000	9.000%, 12/15/25	337,602
25,000	5.750%, 08/15/27^	27,215

	CHS/Community Health Systems, Inc.
388,000	8.125%, 06/30/24*	297,926
75,000	6.250%, 03/31/23	73,277
60,000	8.000%, 03/15/26*	58,687
23,000	6.875%, 02/01/22	17,800

265,000	DaVita, Inc. 5.125%, 07/15/24	271,492

275,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.*^ 6.000%, 07/15/23	182,233

130,000	HCA, Inc. 7.500%, 11/06/33	158,137

78,000	Hill-Rom Holdings, Inc.* 4.375%, 09/15/27	80,478

PRINCIPAL AMOUNT		VALUE

240,000	Magellan Health, Inc. 4.900%, 09/22/24	$239,789

	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*
80,000	5.625%, 10/15/23	28,844
25,000	4.875%, 04/15/20	15,688

80,000	Par Pharmaceutical, Inc.* 7.500%, 04/01/27	76,579

107,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	69,462

	Tenet Healthcare Corp.
220,000	6.250%, 02/01/27*	232,619
140,000	4.625%, 07/15/24	144,552
130,000	6.875%, 11/15/31	119,081
125,000	4.875%, 01/01/26*	129,616

	Teva Pharmaceutical Finance Netherlands III, BV
325,000	2.800%, 07/21/23	281,356
320,000	6.000%, 04/15/24^	300,110
115,000	2.200%, 07/21/21	109,367

240,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	229,040

		4,153,590

	Industrials (12.6%)
200,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	207,807

	Allison Transmission, Inc.*
175,000	4.750%, 10/01/27	179,585
25,000	5.875%, 06/01/29	26,975

50,000	American Airlines Group, Inc.* 5.000%, 06/01/22	52,191

115,000	Arconic, Inc. 5.125%, 10/01/24	123,653

227,837	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	237,691

50,000	Avolon Holdings Funding, Ltd.* 5.250%, 05/15/24	54,561

150,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	147,776

220,000	Bombardier, Inc.*^ 7.500%, 03/15/25	210,815

	Covanta Holding Corp.
160,000	5.875%, 03/01/24	164,738
45,000	5.875%, 07/01/25	46,755

155,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	134,784

200,000	Fly Leasing, Ltd. 5.250%, 10/15/24	206,712

257,000	Garda World Security Corp.* 7.250%, 11/15/21	257,281

	Golden Nugget, Inc.*
135,000	6.750%, 10/15/24	139,401
130,000	8.750%, 10/01/25	137,164

See accompanying Notes to Schedule of Investments	www.calamos.com	141

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

50,000	Granite Holdings US Acquisition Company* 11.000%, 10/01/27	$46,445

60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	63,866

155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	164,563

255,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	268,284

125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	130,781

	Hertz Corp.*
220,000	7.625%, 06/01/22	229,185
50,000	7.125%, 08/01/26	51,818

150,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	149,841

80,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	75,262

75,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	77,155

205,000	Meritor, Inc. 6.250%, 02/15/24	210,790

210,000	Navistar International Corp.* 6.625%, 11/01/25	214,426

	Park Aerospace Holdings, Ltd.*
90,000	4.500%, 03/15/23	94,363
65,000	5.500%, 02/15/24	71,438

175,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	168,254

50,000	Patrick Industries, Inc.* 7.500%, 10/15/27	51,940

	Scientific Games International, Inc.*
110,000	5.000%, 10/15/25	113,394
105,000	8.250%, 03/15/26	111,419

105,000	Tennant Company 5.625%, 05/01/25	109,577

	TransDigm, Inc.
195,000	7.500%, 03/15/27	210,880
125,000	6.250%, 03/15/26*	134,061

	United Rentals North America, Inc.
125,000	5.875%, 09/15/26	132,806
70,000	4.625%, 07/15/23	71,685
55,000	6.500%, 12/15/26	59,733

75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	77,628

115,000	XPO Logistics, Inc.*^ 6.750%, 08/15/24	125,068

		5,542,551

	Information Technology (1.0%)

50,000	CDK Global, Inc.* 5.250%, 05/15/29	53,248

75,000	Clear Channel Worldwide Holdings, Inc.* 5.125%, 08/15/27	78,277

PRINCIPAL AMOUNT		VALUE

130,000	CommScope Technologies, LLC* 6.000%, 06/15/25	$115,841

150,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	119,787

75,000	MTS Systems Corp.* 5.750%, 08/15/27	78,793

		445,946

	Materials (3.1%)
53,000	AK Steel Corp.^ 6.375%, 10/15/25	44,362

75,000	ArcelorMittal, SA^ 7.000%, 10/15/39	91,903

335,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	352,313

55,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	55,380

	Freeport-McMoRan, Inc.
65,000	5.000%, 09/01/27	66,484
48,000	5.450%, 03/15/43	44,707

200,000	INEOS Group Holdings, SA* 5.625%, 08/01/24	205,078

85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	89,446

25,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	26,269

140,000	New Gold, Inc.* 6.375%, 05/15/25	133,395

25,000	Norbord, Inc.* 5.750%, 07/15/27	26,028

205,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	215,028

		1,350,393

	Real Estate (0.8%)
130,000	CBL & Associates, LP^ 5.250%, 12/01/23	91,196

125,000	Forestar Group, Inc.* 8.000%, 04/15/24	135,439

125,000	Service Properties Trust 4.350%, 10/01/24	127,911

		354,546

	Utilities (1.3%)

25,000	NextEra Energy Operating Partners, LP* 4.250%, 07/15/24	25,853

85,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	91,599

262,000	PPL Capital Funding, Inc.‡ 4.769%, 03/30/67 3 mo. USD LIBOR + 2.67%	235,118

	Talen Energy Supply, LLC*
55,000	10.500%, 01/15/26	46,759
25,000	7.250%, 05/15/27	24,970

142	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

150,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	$158,796

		583,095

	TOTAL CORPORATE BONDS (Cost $36,114,890)	34,802,991

CONVERTIBLE BONDS (1.0%)
	Consumer Discretionary (0.7%)
150,000	DISH Network Corp. 2.375%, 03/15/24	134,928

	Liberty Interactive, LLC
125,000	3.750%, 02/15/30	88,118
118,187	4.000%, 11/15/29	83,866

		306,912

	Energy (0.1%)
47,000	Denbury Resources, Inc.* 6.375%, 12/31/24	25,534

	Financials (0.2%)
125,000	Prospect Capital Corp.^ 4.950%, 07/15/22	128,691

	TOTAL CONVERTIBLE BONDS (Cost $493,757)	461,137

BANK LOANS (11.2%)
	Communication Services (2.3%)
75,000	Cumulus Media New Holdings, Inc.‡ 5.536%, 03/31/26 1 mo. LIBOR + 3.75%	75,469

124,681	Frontier Communications Corp.‡ 5.540%, 06/15/24 1 mo. LIBOR + 3.75%	124,478

98,556	iHeartCommunications, Inc.‡ 6.032%, 05/01/26 1 mo. LIBOR + 4.00%	99,018

233,900	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	240,131

125,000	Intelsat Jackson Holdings, SA‡ 6.432%, 01/02/24 6 mo. LIBOR + 4.50%	126,797

191,216	New Media Holdings II, LLC‡ 8.036%, 07/14/22 1 mo. LIBOR + 6.25%	191,535

113,802	Sprint Communications, Inc.‡ 4.813%, 02/02/24 1 mo. LIBOR + 3.00%	113,304

55,000	Windstream Services, LLC‡ 9.000%, 02/17/24 3 mo. PRIME + 4.25%	55,153

		1,025,885

	Consumer Discretionary (2.0%)
99,716	Michaels Stores, Inc.‡ 4.306%, 01/30/23 1 mo. LIBOR + 2.50%	97,392

PRINCIPAL AMOUNT		VALUE

361,995	PetSmart, Inc.‡ 5.930%, 03/11/22 3 mo. LIBOR + 4.00%	$353,774

175,000	Staples, Inc.‡ 7.123%, 04/16/26 1 mo. LIBOR + 5.00%	172,813

254,269	Weight Watchers International, Inc.‡ 6.860%, 11/29/24 3 mo. LIBOR + 4.75%	254,341

		878,320

	Energy (0.7%)
100,000	Buckeye Partners, LP! 0.000%, 11/15/26	100,582

100,000	Epic Crude Services, LP‡ 7.040%, 03/02/26 6 mo. LIBOR + 5.00%	94,407

148,124	McDermott Technology Americas, Inc.‡ 7.104%, 05/09/25 3 mo. LIBOR + 5.00%	90,022

39,425	McDermott Technology Americas, Inc.! 0.000%, 10/21/21	39,425

		324,436

	Financials (1.1%)
125,000	Connect Finco SARL! 0.000%, 09/23/26	123,438

270,875	Genworth Holdings, Inc.‡ 6.323%, 03/07/23 1 mo. LIBOR + 4.50%	270,875

76,194	GLP Financing, LLC‡ 3.300%, 04/28/21 1 mo. LIBOR + 1.50%	76,003

		470,316

	Health Care (2.8%)
271,499	Amneal Pharmaceuticals, LLC‡ 5.313%, 05/04/25 1 mo. LIBOR + 3.50%	208,240

236,860	Bausch Health Cos., Inc.‡ 4.921%, 06/02/25 1 mo. LIBOR + 3.00%	237,958

112,619	Gentiva Health Services, Inc.‡ 5.563%, 07/02/25 1 mo. LIBOR + 3.75%	112,619

257,201	Mallinckrodt International Finance, SA‡ 4.854%, 09/24/24 3 mo. LIBOR + 2.75%	202,914

266,750	Ortho Clinical Diagnostics, SA‡ 5.306%, 06/30/25 3 mo. LIBOR + 3.25%	255,525

270,151	Team Health Holdings, Inc.‡ 4.536%, 02/06/24 1 mo. LIBOR + 2.75%	210,042

		1,227,298

See accompanying Notes to Schedule of Investments	www.calamos.com	143

High Income Opportunities Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	Industrials (1.2%)
199,500	Berry Global, Inc.‡ 4.439%, 07/01/26 1 mo. LIBOR + 2.50%	$200,407

95,000	Dun & Bradstreet Corp.‡ 6.804%, 02/06/26 1 mo. LIBOR + 5.00%	95,386

100,000	Granite Holdings US Acquisition Co.‡ 7.354%, 09/30/26 3 mo. LIBOR + 5.25%	94,875

124,367	Navistar International Corp.‡ 5.420%, 11/06/24 1 mo. LIBOR + 3.50%	123,357

		514,025

	Information Technology (1.1%)
248,125	BMC Software Finance, Inc.‡ 6.036%, 10/02/25 1 mo. LIBOR + 4.25%	230,668

125,000	Camelot U.S. Acquisition 1 Co.! 0.000%, 10/25/26	125,547

125,000	VFH Parent LLC‡ 6.044%, 03/01/26 1 mo. LIBOR + 3.50%	125,011

		481,226

	TOTAL BANK LOANS (Cost $5,167,162)	4,921,506

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (0.8%)
	Energy (0.8%)
	NuStar Energy, LP‡
10,765	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	243,397
3,692	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	89,752

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $368,773)	333,149

COMMON STOCKS (1.4%)
	Communication Services (0.0%)
1,527	Cumulus Media, Inc. - Class A#	20,905

	Energy (1.4%)
215	Chevron Corp.	24,970

6,100	Energy Transfer, LP	76,799

4,645	Enterprise Products Partners, LP	120,909

1,525	GasLog, Ltd.	20,908

1,840	Magellan Midstream Partners, LP	114,669

790	Schlumberger, Ltd.	25,825

2,675	Targa Resources Corp.^	104,004

4,769	Tidewater, Inc.#	77,401

NUMBER OF SHARES		VALUE

5,504	Transocean, Ltd.^#	$26,144

965	Williams Companies, Inc.	21,529

		613,158

	TOTAL COMMON STOCKS (Cost $754,266)	634,063

SHORT TERM INVESTMENTS (6.8%)
1,496,140	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	1,496,739

1,495,148	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	1,495,148

	TOTAL SHORT TERM INVESTMENTS (Cost $2,991,766)	2,991,887

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.0%)
3,959,174	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,959,174)	3,959,174

TOTAL INVESTMENTS (109.3%) (Cost $49,849,788)		48,103,907

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.0%)		(3,959,174)

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(130,165)

NET ASSETS (100.0%)		$44,014,568

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2019.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

144	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (71.2%)
	Airlines (1.0%)
248,308	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$255,413

359,999	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	376,816

195,918	American Airlines Pass Through Trust Series 2013-2, Class B* 5.600%, 01/15/22	199,295

330,396	British Airways 2013-1 Class A Pass Through Trust* 4.625%, 12/20/25	350,534

379,302	Southwest Airlines Company 2007-1 Pass Through Trust 6.650%, 08/01/22	401,182

494,578	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	525,281

		2,108,521

	Communication Services (3.3%)
500,000	Activision Blizzard, Inc. 2.300%, 09/15/21	503,010

	AT&T, Inc.
250,000	2.800%, 02/17/21	252,614
225,000	2.450%, 06/30/20	225,705

200,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	210,408

500,000	Comcast Corp. 3.300%, 10/01/20	506,880

	Crown Castle Towers, LLC*
690,000	3.222%, 05/15/42	697,566
300,000	3.720%, 07/15/43	309,954

500,000	Electronic Arts, Inc. 3.700%, 03/01/21	510,377

500,000	Fox Corp.* 3.666%, 01/25/22	518,090

500,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	539,555

500,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	506,918

	Netflix, Inc.
250,000	5.500%, 02/15/22	265,383
250,000	5.375%, 02/01/21	259,491

250,000	Qwest Corp. 6.750%, 12/01/21	269,766

364,000	SBA Communications Corp. 4.000%, 10/01/22	371,628

250,000	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 3.360%, 03/20/23	251,979

PRINCIPAL AMOUNT		VALUE

250,000	T-Mobile USA, Inc.^ 4.000%, 04/15/22	$258,471

750,000	Verizon Communications, Inc. 3.125%, 03/16/22	772,125

		7,229,920

	Consumer Discretionary (9.8%)
	American Honda Finance Corp.
500,000	2.200%, 06/27/22	505,193
250,000	3.150%, 01/08/21	253,906
250,000	2.000%, 02/14/20	250,056

	BMW US Capital, LLC*
250,000	3.100%, 04/12/21	254,356
250,000	2.950%, 04/14/22^	255,405
250,000	2.000%, 04/11/21	250,496

500,000	Cablevision Systems Corp. 8.000%, 04/15/20	513,445

	Cargill, Inc.*
500,000	3.250%, 11/15/21	512,577
250,000	3.050%, 04/19/21	254,385

145,154	Continental Airlines Pass Through Trust Series 2012-2, Class B 5.500%, 04/29/22	148,605

	D.R. Horton, Inc.
250,000	4.000%, 02/15/20	251,473
250,000	2.550%, 12/01/20	250,961

	Daimler Finance North America, LLC*
500,000	3.000%, 02/22/21	506,178
250,000	3.400%, 02/22/22	256,635

525,354	Delta Air Lines Pass Through Trust Series 2007-1, Class A 6.821%, 02/10/24	575,635

246,424	Delta Air Lines Pass Through Trust Series 2007-1, Class B 8.021%, 02/10/24	272,159

292,548	Delta Air Lines Pass Through Trust Series 2012-1, Class A 4.750%, 11/07/21	297,491

752,000	Expedia Group, Inc. 5.950%, 08/15/20	774,052

	Ford Motor Credit Company, LLC
750,000	3.339%, 03/28/22	754,474
250,000	3.350%, 11/01/22	251,054

	General Motors Financial Company, Inc.
400,000	3.200%, 07/06/21	405,058
250,000	3.200%, 07/13/20	251,586
100,000	3.150%, 01/15/20	100,167

500,000	GLP Capital, LP / GLP Financing II, Inc. 4.375%, 04/15/21	512,052

505,000	goeasy, Ltd.* 7.875%, 11/01/22	525,710

500,000	Harley-Davidson Financial Services, Inc.* 3.550%, 05/21/21	511,783

750,000	Hasbro, Inc. 3.150%, 05/15/21	759,412

See accompanying Notes to Schedule of Investments	www.calamos.com	145

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

250,000	International Game Technology, PLC* 6.250%, 02/15/22	$264,738

	Lennar Corp.
500,000	4.750%, 11/15/22	527,122
250,000	6.250%, 12/15/21	264,705
250,000	4.500%, 11/15/19	250,166

500,000	M/I Homes, Inc. 6.750%, 01/15/21	505,718

	Marriott International, Inc.‡
500,000	2.752%, 03/08/21	502,195
250,000	2.738%, 12/01/20 3 mo. USD LIBOR + .60%	250,781

500,000	Mattel, Inc. 2.350%, 08/15/21	492,050

353,000	McDonald’s Corp. 3.625%, 05/20/21	362,282

500,000	Meritage Homes Corp. 7.150%, 04/15/20	509,500

500,000	Newell Brands, Inc. 3.850%, 04/01/23	518,142

750,000	Nissan Motor Acceptance Corp.* 2.150%, 07/13/20	750,000

500,000	Nordstrom, Inc.^ 4.750%, 05/01/20	506,398

500,000	Panasonic Corp.* 2.536%, 07/19/22	504,243

500,000	Penske Automotive Group, Inc.^ 3.750%, 08/15/20	504,853

500,000	Penske Truck Leasing Company, LP / PTL Finance Corp.* 3.650%, 07/29/21	512,385

525,000	PulteGroup, Inc.^ 4.250%, 03/01/21	537,886

500,000	Service Corp. International 8.000%, 11/15/21	552,127

750,000	Sirius XM Radio, Inc.*^ 3.875%, 08/01/22	767,227

105,000	Taylor Morrison Communities, Inc.* 5.875%, 04/15/23	113,941

355,000	Toll Brothers Finance Corp. 5.875%, 02/15/22	378,906

500,000	Toyota Motor Corp. 2.157%, 07/02/22	504,450

250,000	Toyota Motor Credit Corp. 2.650%, 04/12/22	255,098

553,789	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	582,437

		21,371,654

	Consumer Staples (2.5%)
500,000	Altria Group, Inc. 3.490%, 02/14/22	513,617

346,000	Anheuser-Busch InBev Worldwide, Inc.^ 2.500%, 07/15/22	351,939

PRINCIPAL AMOUNT		VALUE

250,000	Archer-Daniels-Midland Company 3.375%, 03/15/22	$258,212

100,000	Conagra Brands, Inc.^‡ 2.512%, 10/09/20 3 mo. USD LIBOR + .50%	100,109

	Constellation Brands, Inc.
250,000	2.250%, 11/06/20	250,468
250,000	2.000%, 11/07/19	249,995

516,000	General Mills, Inc. 3.200%, 04/16/21	525,316

500,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 5.875%, 07/15/24	515,907

653,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	695,194

	Mondelez International Holdings Netherlands, BV*
500,000	2.000%, 10/28/21	500,062
250,000	2.125%, 09/19/22	250,423

	Unilever Capital Corp.
350,000	4.250%, 02/10/21	360,873
150,000	3.000%, 03/07/22	154,223

685,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	694,148

		5,420,486

	Energy (3.3%)
263,000	Baltimore Gas & Electric Company 2.800%, 08/15/22	268,033

558,000	Buckeye Partners, LP 4.875%, 02/01/21	567,313

300,000	CenterPoint Energy Houston Electric, LLC 1.850%, 06/01/21	300,189

313,000	Continental Resources, Inc. 5.000%, 09/15/22	315,781

500,000	DCP Midstream Operating, LP* 4.750%, 09/30/21	512,417

500,000	Energy Transfer Operating, LP 7.500%, 10/15/20	524,672

	Enterprise Products Operating, LLC
250,000	3.500%, 02/01/22	258,298
125,000	2.850%, 04/15/21	126,567

500,000	Halliburton Company 3.250%, 11/15/21	511,227

225,000	Magellan Midstream Partners, LP 4.250%, 02/01/21	231,120

750,000	Midwest Connector Capital Company, LLC* 3.625%, 04/01/22	770,764

1,000,000	Occidental Petroleum Corp. 2.700%, 08/15/22	1,011,420

250,000	ONEOK, Inc. 2.750%, 09/01/24	252,694

500,000	Phillips 66 4.300%, 04/01/22	527,995

146	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

500,000	Saudi Arabian Oil Company* 2.750%, 04/16/22	$506,480

500,000	TransCanada PipeLines, Ltd. 3.800%, 10/01/20	508,250

		7,193,220

	Financials (28.9%)

	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
500,000	2.875%, 08/14/24^	503,430
150,000	4.450%, 12/16/21	156,439

355,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, 10/30/20	363,605

250,000	AIG Global Funding* 2.300%, 07/01/22	251,114

	Ally Financial, Inc.
500,000	4.125%, 02/13/22	517,242
250,000	4.250%, 04/15/21	256,596
250,000	4.125%, 03/30/20	251,949

	American Express Company
250,000	3.700%, 11/05/21	258,689
250,000	3.000%, 02/22/21	253,571
250,000	2.750%, 05/20/22	254,938

250,000	American Express Credit Corp. 2.375%, 05/26/20	250,540

	American International Group, Inc.
500,000	3.300%, 03/01/21	508,247
250,000	4.875%, 06/01/22	267,984

1,051,000	Ameriprise Financial, Inc. 3.000%, 03/22/22	1,075,194

350,000	AON Corp. 5.000%, 09/30/20	359,475

500,000	Ares Capital Corp. 3.875%, 01/15/20	500,978

1,000,000	Asian Development Bank 1.625%, 03/16/21	999,555

750,000	Aviation Capital Group, LLC* 2.875%, 01/20/22	754,387

608,000	AXIS Specialty Finance, LLC 5.875%, 06/01/20	621,118

	Bank of America Corp.‡
500,000	2.369%, 07/21/21^ 3 mo. USD LIBOR + .66%	501,293
250,000	2.456%, 10/22/25 3 mo. USD LIBOR + .87	251,473

	Bank of Montreal
500,000	2.900%, 03/26/22	510,340
500,000	2.050%, 11/01/22	500,830
250,000	2.100%, 06/15/20	250,308

	Bank of New York Mellon Corp.
500,000	1.950%, 08/23/22^	501,437
250,000	2.450%, 11/27/20	251,515

	Bank of Nova Scotia
500,000	2.500%, 01/08/21	503,877
500,000	2.375%, 01/18/23^	505,490

PRINCIPAL AMOUNT		VALUE

	BB&T Corp.
500,000	3.200%, 09/03/21	$510,982
250,000	3.050%, 06/20/22	256,513
250,000	2.200%, 03/16/23	251,278

	BP Capital Markets, PLC
400,000	3.561%, 11/01/21	413,156
100,000	2.315%, 02/13/20	100,121

500,000	Capital One Financial Corp. 3.450%, 04/30/21	510,412

500,000	Capital One NA 2.150%, 09/06/22	500,425

	Caterpillar Financial Services Corp.
400,000	3.350%, 12/07/20	406,174
250,000	2.950%, 02/26/22	256,288
250,000	2.650%, 05/17/21	253,138
100,000	2.100%, 01/10/20	100,034

250,000	Charles Schwab Corp. 3.250%, 05/21/21	255,398

500,000	Chubb INA Holdings, Inc. 2.300%, 11/03/20	501,740

500,000	CIT Group, Inc. 4.125%, 03/09/21	511,277

500,000	Citibank, N.A.‡ 3.165%, 02/19/22	507,410

	Citigroup, Inc.
250,000	2.400%, 02/18/20	250,199
250,000	2.312%, 11/04/22‡ Update Replacements.xls: SOFRRATE + .87	250,708

250,000	Citizens Bank, N.A. 3.250%, 02/14/22	256,650

500,000	Comerica Bank 2.500%, 06/02/20	501,283

750,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25	756,679

	Discover Bank
500,000	3.100%, 06/04/20	502,712
250,000	2.450%, 09/12/24	250,841

500,000	ERP Operating, LP 4.625%, 12/15/21	524,687

500,000	Essex Portfolio, LP^ 3.625%, 08/15/22	518,092

	European Investment Bank
1,500,000	2.000%, 03/15/21^	1,506,952
1,000,000	1.625%, 12/15/20	999,310
1,000,000	1.625%, 06/15/21	999,925

500,000	Fifth Third Bank 2.875%, 10/01/21	508,482

750,000	Franklin Resources, Inc. 2.800%, 09/15/22	766,410

	Goldman Sachs Group, Inc.
500,000	3.000%, 04/26/22	506,867
225,000	2.625%, 04/25/21	227,174

500,000	Huntington Bancshares, Inc. 2.625%, 08/06/24	507,390

See accompanying Notes to Schedule of Investments	www.calamos.com	147

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	Hyundai Capital America*
250,000	3.950%, 02/01/22	$257,411
250,000	3.000%, 06/20/22^	252,783
250,000	2.600%, 03/19/20	250,151

	Inter-American Development Bank
1,500,000	2.125%, 11/09/20	1,506,247
1,000,000	2.149%, 03/15/22‡ 3 mo. USD LIBOR + ..03	999,685
1,000,000	1.750%, 04/14/22	1,003,920

	International Bank for Reconstruction & Development
1,500,000	1.375%, 05/24/21	1,494,270
1,000,000	2.125%, 11/01/20	1,003,945
1,000,000	1.625%, 02/10/22	1,000,895

100,000	International Lease Finance Corp. 4.625%, 04/15/21	103,487

500,000	Jackson National Life Global Funding* 3.300%, 06/11/21	510,580

500,000	JPMorgan Chase Bank, N.A.‡ 2.604%, 02/01/21	500,735

500,000	KeyCorp 2.900%, 09/15/20	504,270

	Kreditanstalt fuer Wiederaufbau
2,000,000	2.500%, 02/15/22	2,040,280
1,500,000	1.500%, 04/20/20	1,497,945
1,000,000	1.875%, 12/15/20	1,002,070

500,000	Lloyds Banking Group, PLC‡ 2.858%, 03/17/23 3 mo. USD LIBOR + 1.25	505,487

250,000	Macquarie Bank, Ltd.* 2.100%, 10/17/22	249,458

650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24	686,293

	Marsh & McLennan Companies, Inc.
250,000	4.800%, 07/15/21	260,509
250,000	2.350%, 03/06/20	250,228

750,000	MassMutual Global Funding II* 2.250%, 07/01/22	754,755

	Metropolitan Life Global Funding I*
500,000	3.375%, 01/11/22	515,707
500,000	2.400%, 06/17/22	505,282

750,000	Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/22	768,589

750,000	Mizuho Financial Group, Inc.‡ 2.721%, 07/16/23 3 mo. USD LIBOR + .84	758,576

390,000	Morgan Stanley 2.650%, 01/27/20	390,661

500,000	National Bank of Canada*^ 2.150%, 10/07/22	500,905

500,000	NatWest Markets, PLC* 3.625%, 09/29/22	517,485

250,000	New York Life Global Funding* 2.250%, 07/12/22	252,353

PRINCIPAL AMOUNT		VALUE

	PACCAR Financial Corp.
500,000	2.850%, 03/01/22	$511,135
500,000	2.000%, 09/26/22	502,152

500,000	PNC Bank, N.A. 2.500%, 01/22/21	503,785

250,000	PNC Bank, N.A.‡ 2.232%, 07/22/22 3 mo. USD LIBOR + .44	251,003

250,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	251,465

250,000	Prudential Financial, Inc. 4.500%, 11/16/21	262,801

1,000,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	1,055,475

500,000	Royal Bank of Canada 2.500%, 01/19/21	503,850

250,000	Royal Bank Of Canada 2.800%, 04/29/22	255,251

750,000	Santander Holdings USA, Inc. 3.700%, 03/28/22	771,379

	SBA Tower Trust*
500,000	3.168%, 04/09/47	505,075
260,000	3.156%, 10/10/45	260,190
165,000	3.722%, 04/09/48	168,581

500,000	Shell International Finance, BV 1.875%, 05/10/21	500,843

750,000	Silversea Cruise Finance, Ltd.* 7.250%, 02/01/25	798,611

750,000	Skandinaviska Enskilda Banken, AB* 3.050%, 03/25/22	767,209

250,000	Starwood Property Trust, Inc. 3.625%, 02/01/21	252,260

500,000	State Street Corp.‡ 2.354%, 11/01/25 Update Replacements.xls: SOFRRATE + .94	503,397

250,000	SunTrust Bank 2.800%, 05/17/22	254,700

500,000	SunTrust Banks, Inc. 2.900%, 03/03/21	505,682

500,000	TD Ameritrade Holding Corp. 2.950%, 04/01/22	511,260

	Toronto-Dominion Bank
350,000	2.550%, 01/25/21	352,952
150,000	3.150%, 09/17/20^	151,700

500,000	Travelers Companies, Inc. 3.900%, 11/01/20	509,917

250,000	US Bancorp 2.350%, 01/29/21	251,651

250,000	US Bank, N.A. 3.450%, 11/16/21	257,545

	USAA Capital Corp.*
510,000	2.000%, 06/01/21	511,300
450,000	2.450%, 08/01/20	452,252

148	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE
250,000	2.625%, 06/01/21	$253,038

500,000	Ventas Realty, LP 3.125%, 06/15/23	514,617

100,000	Weingarten Realty Investors 3.375%, 10/15/22	102,215

1,000,000	Wells Fargo Bank, N.A.^‡ 2.082%, 09/09/22 3 mo. USD LIBOR + .65	999,615

500,000	Zions Bancorporation, N.A. 3.350%, 03/04/22	512,312

		62,960,501

	Health Care (4.2%)
	AbbVie, Inc.
250,000	3.375%, 11/14/21	256,645
250,000	2.500%, 05/14/20	250,439

	Amgen, Inc.
250,000	2.125%, 05/01/20	250,194
250,000	1.850%, 08/19/21	249,824

	AstraZeneca, PLC
500,000	2.375%, 11/16/20	502,477
250,000	2.375%, 06/12/22	252,448

	Celgene Corp.
500,000	2.875%, 08/15/20	503,222
250,000	3.550%, 08/15/22	260,117

500,000	Centene Corp. 4.750%, 05/15/22	512,350

1,000,000	CVS Health Corp. 2.625%, 08/15/24	1,011,600

500,000	DaVita, Inc. 5.125%, 07/15/24	512,250

435,000	Elanco Animal Health, Inc. 3.912%, 08/27/21	446,573

	Gilead Sciences, Inc.
500,000	3.250%, 09/01/22	519,242
250,000	2.550%, 09/01/20	251,385
250,000	2.350%, 02/01/20	250,229

	GlaxoSmithKline Capital, PLC
500,000	2.850%, 05/08/22	511,990
100,000	2.525%, 05/14/21‡ 3 mo. USD LIBOR + ..35%	100,245

250,000	McKesson Corp. 3.650%, 11/30/20	253,796

500,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	514,050

1,075,000	Teva Pharmaceutical Finance Netherlands III, BV^ 2.200%, 07/21/21	1,022,341

	UnitedHealth Group, Inc.
100,000	2.379%, 06/15/21‡ 3 mo. USD LIBOR + ..26%	99,989
100,000	2.300%, 12/15/19	100,062

	Zoetis, Inc.
254,000	3.450%, 11/13/20	257,434
250,000	3.250%, 08/20/21	255,328

		9,144,230

PRINCIPAL AMOUNT		VALUE

	Industrials (6.9%)
200,000	3M Company 3.000%, 09/14/21	$204,270

	Air Lease Corp.
520,000	3.500%, 01/15/22	534,895
250,000	2.250%, 01/15/23	249,339
200,000	3.375%, 06/01/21	203,788
100,000	2.125%, 01/15/20	100,008

500,000	Aircastle, Ltd. 5.500%, 02/15/22	531,707

500,000	Alimentation Couche-Tard, Inc.* 2.700%, 07/26/22	505,865

500,000	Arconic, Inc. 6.150%, 08/15/20	514,005

500,000	Avolon Holdings Funding, Ltd.*^ 3.625%, 05/01/22	511,107

500,000	BMW Finance, NV* 2.250%, 08/12/22	502,390

	Boeing Company
500,000	2.700%, 05/01/22	508,288
250,000	2.300%, 08/01/21	251,669

250,000	FedEx Corp. 3.400%, 01/14/22	257,474

100,000	GATX Corp.‡ 3.007%, 11/05/21 3 mo. USD LIBOR + .72%	100,463

100,000	General Dynamics Corp.‡ 2.561%, 05/11/21 3 mo. USD LIBOR + .38%	100,409

500,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	530,850

140,396	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	143,370

500,000	Hertz Corp.* 7.625%, 06/01/22	520,875

500,000	Honeywell International, Inc. 2.150%, 08/08/22	505,395

	John Deere Capital Corp.
500,000	3.200%, 01/10/22^	514,715
250,000	2.950%, 04/01/22	256,645
100,000	2.050%, 03/10/20	100,033

500,000	Meritor, Inc. 6.250%, 02/15/24	514,122

500,000	Norfolk Southern Corp. 3.250%, 12/01/21	512,112

	Park Aerospace Holdings, Ltd.*
250,000	5.250%, 08/15/22	266,231
250,000	3.625%, 03/15/21	253,366

250,000	QVC, Inc. 5.125%, 07/02/22	263,570

500,000	Roper Technologies, Inc.^ 2.800%, 12/15/21	508,170

500,000	Ryder System, Inc. 2.875%, 06/01/22	509,050

See accompanying Notes to Schedule of Investments	www.calamos.com	149

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	Siemens Financieringsmaatschappij, NV*
500,000	1.700%, 09/15/21	$499,145
250,000	2.150%, 05/27/20	250,593

1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23	1,056,230

500,000	Southwest Airlines Company 2.650%, 11/05/20	503,935

500,000	Union Pacific Corp.^ 2.950%, 03/01/22	512,310

508,000	United Rentals North America, Inc. 4.625%, 07/15/23	520,230

500,000	United Technologies Corp. 3.350%, 08/16/21	513,050

	Volkswagen Group of America Finance, LLC*
500,000	3.875%, 11/13/20	509,053
200,000	2.500%, 09/24/21	201,428

		15,040,155

	Information Technology (2.9%)
500,000	Anixter, Inc. 5.125%, 10/01/21	517,472

434,000	Apple, Inc. 2.700%, 05/13/22	444,657

640,000	Autodesk, Inc. 3.125%, 06/15/20	643,379

500,000	Broadcom, Inc.* 3.125%, 04/15/21	506,110

500,000	Broadridge Financial Solutions, Inc. 3.950%, 09/01/20	508,292

250,000	Cisco Systems, Inc. 2.200%, 02/28/21	251,554

	Hewlett Packard Enterprise Company
500,000	3.600%, 10/15/20	506,788
300,000	2.250%, 04/01/23	300,162
225,000	3.500%, 10/05/21	231,033

245,000	NetApp, Inc. 3.375%, 06/15/21	249,748

500,000	NVIDIA Corp. 2.200%, 09/16/21	502,458

500,000	NXP, BV / NXP Funding, LLC* 4.125%, 06/01/21	514,195

310,000	Oracle Corp. 3.875%, 07/15/20	314,332

500,000	PayPal Holdings, Inc. 2.200%, 09/26/22	502,998

250,000	QUALCOMM, Inc. 2.250%, 05/20/20	250,516

120,000	Symantec Corp. 4.200%, 09/15/20	121,520

		6,365,214

	Materials (0.9%)
485,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	511,981

PRINCIPAL AMOUNT		VALUE

500,000	DuPont de Nemours, Inc. 3.766%, 11/15/20	$509,395

750,000	Georgia-Pacific, LLC* 5.400%, 11/01/20	775,106

100,000	Vulcan Materials Company‡ 2.782%, 03/01/21 3 mo. USD LIBOR + .65%	100,265

		1,896,747

	Real Estate (2.7%)
	American Tower Corp.
500,000	2.800%, 06/01/20	501,952
159,000	3.450%, 09/15/21	162,858

500,000	AvalonBay Communities, Inc. 3.625%, 10/01/20	505,392

897,000	Equinix, Inc. 5.375%, 01/01/22	915,676

200,000	Federal Realty Investment Trust 2.550%, 01/15/21	201,467

	Kimco Realty Corp.
500,000	3.125%, 06/01/23	514,280
250,000	3.200%, 05/01/21	253,888

500,000	Public Storage 2.370%, 09/15/22	506,685

100,000	Realty Income Corp. 5.750%, 01/15/21	103,599

500,000	Service Properties Trust 4.250%, 02/15/21	507,702

	Simon Property Group, LP
250,000	2.500%, 09/01/20	250,940
250,000	2.000%, 09/13/24^	249,649

750,000	UDR, Inc. 4.625%, 01/10/22	791,160

500,000	Welltower, Inc. 3.625%, 03/15/24	527,825

		5,993,073

	Utilities (4.8%)
250,000	AES Corp. 4.000%, 03/15/21	254,799

510,000	American Electric Power Company, Inc. 3.650%, 12/01/21	527,674

225,000	CenterPoint Energy, Inc. 3.600%, 11/01/21	231,708

100,000	Consolidated Edison Company of New York, Inc.‡ 2.506%, 06/25/21 3 mo. USD LIBOR + .40%	100,375

	Consolidated Edison, Inc.
500,000	2.000%, 05/15/21	500,308
400,000	2.000%, 03/15/20^	400,038

	Dominion Energy, Inc.
500,000	2.715%, 08/15/21***	504,825
250,000	2.579%, 07/01/20	250,758

150	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

	DTE Energy Company
500,000	2.600%, 06/15/22	$505,532
250,000	2.250%, 11/01/22	250,564

500,000	Duke Energy Carolinas, LLC^ 3.350%, 05/15/22	519,625

760,000	Entergy Arkansas, LLC 3.750%, 02/15/21	774,448

500,000	Exelon Corp. 2.850%, 06/15/20	502,197

250,000	Exelon Generation Company, LLC 2.950%, 01/15/20	250,260

250,000	Georgia Power Company 4.250%, 12/01/19	250,415

100,000	Nevada Power Company 2.750%, 04/15/20	100,402

	NextEra Energy Capital Holdings, Inc.
500,000	2.900%, 04/01/22	510,557
500,000	2.403%, 09/01/21	504,152

500,000	NGPL PipeCo, LLC* 4.375%, 08/15/22	519,770

500,000	NRG Energy, Inc.* 3.750%, 06/15/24	518,562

100,000	PPL Capital Funding, Inc.‡ 4.769%, 03/30/67 3 mo. USD LIBOR + 2.67%	89,740

	Sempra Energy
400,000	2.400%, 02/01/20	400,280
100,000	2.569%, 03/15/21‡ 3 mo. USD LIBOR + ..45%	99,860

500,000	Southern Company 2.350%, 07/01/21	502,950

	WEC Energy Group, Inc.
250,000	3.375%, 06/15/21	255,675
250,000	3.100%, 03/08/22	256,094

250,000	Wisconsin Public Service Corp. 3.350%, 11/21/21	257,415

733,000	Xcel Energy, Inc. 2.600%, 03/15/22	742,401

		10,581,384

	TOTAL CORPORATE BONDS (Cost $153,105,910)	155,305,105

CONVERTIBLE BOND (0.2%)
	Financials (0.2%)
400,000	Prospect Capital Corp. 4.950%, 07/15/22 (Cost $395,777)	411,810

U.S. GOVERNMENT AND AGENCY SECURITIES (7.0%)
	United States Treasury Note
7,000,000	1.375%, 06/30/23	6,965,273
2,500,000	1.250%, 08/31/24	2,469,727
2,000,000	2.000%, 05/31/24	2,043,125
2,000,000	1.750%, 07/31/24	2,020,781

PRINCIPAL AMOUNT		VALUE
1,750,000	2.000%, 10/31/22	$1,774,815

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $15,017,477)	15,273,721

BANK LOANS (4.2%)
	Communication Services (1.0%)
743,693	Charter Communications Operating, LLC‡ 3.580%, 04/30/25 1 mo. LIBOR + 1.75%	747,014

498,750	CSC Holdings, LLC‡ 4.327%, 04/15/27 1 mo. LIBOR + 2.50%	499,194

535,428	Sprint Communications, Inc.‡ 4.813%, 02/02/24 1 mo. LIBOR + 3.00%	533,085

497,449	Zayo Group, LLC / Zayo Capital, Inc.‡ 3.786%, 01/19/21 1 mo. LIBOR + 2.00%	499,003

		2,278,296

	Consumer Discretionary (0.2%)
500,000	MGM Resorts International‡ 3.710%, 12/21/23 1 mo. LIBOR + 2.00%	498,750

	Energy (0.1%)
250,000	Buckeye Partners, LP! 0.000%, 11/15/26	251,456

	Financials (0.8%)
750,000	Level 3 Financing, Inc.‡ 4.036%, 02/22/24 1 mo. LIBOR + 2.25%	751,875

994,845	MGM Growth Properties Operating Partnership LP‡ 3.786%, 03/21/25 1 mo. LIBOR + 2.00%	999,128

		1,751,003

	Health Care (0.6%)
446,023	Bausch Health Cos., Inc.‡ 4.671%, 11/27/25 1 mo. LIBOR + 2.75%	447,075

744,332	HCA, Inc.‡ 3.536%, 03/13/25 1 mo. LIBOR + 1.75%	748,520

		1,195,595

	Industrials (0.9%)
875,000	Berry Global, Inc.‡ 4.189%, 10/01/22 2 mo. LIBOR + 2.25%	878,658

497,468	Navistar International Corp.‡ 5.420%, 11/06/24 1 mo. LIBOR + 3.50%	493,429

See accompanying Notes to Schedule of Investments	www.calamos.com	151

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

497,475	TransDigm, Inc.‡ 4.286%, 06/09/23 1 mo. LIBOR + 2.50%	$495,880

		1,867,967

	Information Technology (0.6%)
250,000	Camelot U.S. Acquisition 1 Co.! 0.000%, 10/25/26	251,094

744,231	CDW, LLC‡ 3.540%, 10/13/26 1 mo. LIBOR + 1.75%	747,822

292,480	SS&C Technologies, Inc.‡ 4.036%, 07/08/22 1 mo. LIBOR + 2.25%	294,766

		1,293,682

	TOTAL BANK LOANS (Cost $9,104,175)	9,136,749

ASSET BACKED SECURITIES (14.7%)
327,195	American Airlines Pass Through Trust Series 2013-1, Class B* 5.625%, 07/15/22	333,371

500,000	American Tower Trust #1 Series 2013-2A* 3.070%, 03/15/48	505,798

250,000	Avis Budget Rental Car Funding AESOP, LLC Series 2015-2A, Class A* 2.630%, 12/20/21	251,149

1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2017-1A, Class A* 3.070%, 09/20/23	1,533,217

150,000	BA Credit Card Trust Series 2017-A1, Class A1 1.950%, 08/15/22	150,007

910,000	BMW Vehicle Lease Trust Series 2019-1, Class A4 2.920%, 08/22/22	923,974

150,000	Capital One Multi-Asset Execution Trust Series 2016-A6, Class A6 1.820%, 09/15/22	149,996

69,301	CarMax Auto Owner Trust Series 2018-3, Class A2A 2.880%, 10/15/21	69,462

500,000	Commonbond Student Loan Trust Series 2019-AGS, Class A1* 2.540%, 01/25/47	501,807

250,000	Credit Acceptance Auto Loan Trust Series 2017-3A, Class A* 2.650%, 06/15/26	250,619

2,200,000	Credit Acceptance Auto Loan Trust Series 2019-1A, Class A* 3.330%, 02/15/28	2,247,553

110,291	Dell Equipment Finance Trust Series 2017-2, Class A3* 2.190%, 10/24/22	110,322

250,000	Dell Equipment Finance Trust Series 2018-1, Class A3* 3.180%, 06/22/23	252,515

PRINCIPAL AMOUNT		VALUE

127,584	Dell Equipment Finance Trust Series 2018-2, Class A2* 3.160%, 02/22/21	$128,154

1,000,000	Dell Equipment Finance Trust Series 2018-2, Class A3* 3.370%, 10/22/23	1,016,296

794,791	DT Auto Owner Trust Series 2019-3A, Class A* 2.550%, 08/15/22	796,881

326,255	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	328,063

1,000,000	Enterprise Fleet Financing, LLC Series 2019-3, Class A2* 2.060%, 05/20/25	1,001,639

1,000,000	Ford Credit Floorplan Master Owner Trust Series 2019-1, Class A 2.840%, 03/15/24	1,019,282

150,000	GM Financial Consumer Automobile Receivables Series 2018-3, Class A3 3.020%, 05/16/23	152,180

879,025	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	885,862

150,000	Hertz Vehicle Financing II, LP Series 2015-1A, Class A* 2.730%, 03/25/21	150,254

500,000	Honda Auto Receivables Owner Trust Series 2018-4, Class A3 3.160%, 01/17/23	509,691

1,000,000	MMAF Equipment Finance LLC Series 2019-B, Class A2* 2.070%, 10/12/22	1,000,971

919,475	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	936,591

1,000,000	Navistar Financial Dealer Note Master Owner Trust II Series 2019-1, Class A*‡ 2.463%, 05/25/24	1,000,130

1,200,000	NextGear Floorplan Master Owner Trust Series 2019-1A, Class A2* 3.210%, 02/15/24	1,227,768

10,800	OSCAR US Funding Trust V, LLC Series 2016-2A, Class A3* 2.730%, 12/15/20	10,801

1,500,000	OSCAR US Funding Trust VIII, LLC Series 2018-1A, Class A3* 3.230%, 05/10/22	1,514,050

1,000,000	OSCAR US Funding Trust X, LLC Series 2019-1A, Class A3* 3.180%, 05/10/23	1,017,424

2,000,000	Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A1*‡ 3.016%, 08/20/27	1,998,150

132,163	SCF Equipment Leasing, LLC Series 2018-1A, Class A2* 3.630%, 10/20/24	134,066

152	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Short-Term Bond Fund    Schedule of Investments October 31, 2019

PRINCIPAL AMOUNT		VALUE

750,000	SCF Equipment Leasing, LLC Series 2019-2A, Class A1* 2.220%, 06/20/24	$750,805

1,608,664	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	1,624,407

1,488,275	SoFi Professional Loan Program LLC Series 2016-E, Class A2B* 2.490%, 01/25/36	1,493,749

128,588	SoFi Professional Loan Program LLC Series 2017-C, Class A2A* 1.750%, 07/25/40	128,487

1,000,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	1,021,957

360,096	Verizon Owner Trust Series 2017-1A, Class A* 2.060%, 09/20/21	360,103

1,500,000	Verizon Owner Trust Series 2019-C, Class A1A 1.940%, 04/22/24	1,500,770

500,000	Volvo Financial Equipment, LLC Series 2018-1A, Class A4* 2.760%, 10/17/22	506,617

1,525,000	Volvo Financial Equipment, LLC Series 2018-1A, Class B* 2.910%, 01/17/23	1,550,018

30,000	World Financial Network Credit Card Master Trust Series 2015-B, Class A 2.550%, 06/17/24	30,115

140,000	World Financial Network Credit Card Master Trust Series 2017-A, Class A 2.120%, 03/15/24	140,002

834,481	World Omni Auto Receivables Trust Series 2019- A, Class A2 3.020%, 04/15/22	838,588

	TOTAL ASSET BACKED SECURITIES (Cost $31,738,055)	32,053,661

RESIDENTIAL MORTGAGE BACKED SECURITIES (1.7%)
932,420	Federal Home Loan Mortgage Corp. 3.000%, 01/25/26	938,353

143,894	Federal National Mortgage Association 2.761%, 04/01/21	144,266

13,636	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A1 1.597%, 05/15/49	13,590

6,674	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A1 1.966%, 12/15/48	6,665

122,303	Morgan Stanley Capital I Trust, Series 2018-H3, Class A1 3.176%, 07/15/51	125,150

PRINCIPAL AMOUNT		VALUE

331,096	Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class A2 2.663%, 02/15/48	$330,933

443,973	Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A2 2.678%, 04/15/50	444,030

675,000	Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class A2 3.118%, 01/15/60	687,683

534,000	WFRBS Commercial Mortgage Trust Series 2011-C4, Class A4*‡ 4.902%, 06/15/44	554,223

229,915	WFRBS Commercial Mortgage Trust Series 2012-C10, Class ASB 2.453%, 12/15/45	231,346

260,172	WFRBS Commercial Mortgage Trust Series 2014-LC14, Class ASB 3.522%, 03/15/47	267,929

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,712,772)	3,744,168

MUNICIPAL OBLIGATIONS (0.3%)
	Financials (0.0%)

75,000	Massachusetts Housing Finance Agency 2.313%, 12/01/19	75,018

	Industrials (0.1%)

100,000	Metropolitan Transportation Authority 5.269%, 11/15/20	103,239

	Other (0.2%)

260,000	City of Miami, Florida* 3.558%, 01/01/21	263,552

200,000	City of Ridgecrest, California 5.000%, 06/01/20	202,999

		466,551

	TOTAL MUNICIPAL OBLIGATIONS (Cost $639,117)	644,808

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (1.3%)
1,377,124	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	1,377,675

1,374,412	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.720%***	1,374,412

	TOTAL SHORT TERM INVESTMENTS (Cost $2,752,065)	2,752,087

See accompanying Notes to Schedule of Investments	www.calamos.com	153

Short-Term Bond Fund    Schedule of Investments October 31, 2019

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.0%)
6,579,080	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $6,579,080)	$6,579,080

TOTAL INVESTMENTS (103.6%) (Cost $223,044,428)		225,901,189

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.0%)		(6,579,080)

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(1,169,082)

NET ASSETS (100.0%)		$218,153,027

NOTES TO SCHEDULE OF INVESTMENTS

*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2019.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2019.

!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***	The rate disclosed is the 7 day net yield as of October 31, 2019.

†	Represents investment of cash collateral received from securities on loan as of October 31, 2019.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)

Sales

20	U.S. Treasury Note 5-Year	Dec 2019	$2,384,062	$(5,363)

154	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2019

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$8,140,831,345		$234,535,729	$755,719,217	$729,486,748		$133,157,547
Investments in affiliated funds, at cost	150,000,000		—	35,250,728	—		—
Investment in securities, at value	$9,178,109,413		$256,560,289	$779,683,477	$785,586,185		$137,197,631
Investments in affiliated funds, at value	152,367,617		—	36,060,658	—		—
Cash with custodian (interest bearing)	13,318,315		—	5,853,269	8,877		—
Restricted cash	2,190,000		—	—	—		—
Restricted cash for short positions (interest bearing)	2,665,727,021		—	708,107,802	174		—
Restricted foreign currency for short positions (cost $126,627,332 and $58)	127,318,901		—	58	—		—
Unrealized appreciation on total return swaps	104,638		—	—	—		—
Receivables:
Accrued interest and dividends	17,725,059		222,795	867,298	1,606,927		398,719
Investments sold	13,892,445		—	—	4,119,155		—
Open swap contracts	170,762		—	—	—		—
Fund shares sold	25,784,866		497,157	881,743	1,856,480		121,878
Prepaid expenses	206,155		17,224	34,547	35,603		11,448
Other assets	1,872,470		5,126	927,200	143,875		5,164
Total assets	12,198,787,662		257,302,591	1,532,416,052	793,357,276		137,734,840
LIABILITIES
Due to custodian bank	6,940,863		136	—	—		—
Due to custodian bank - Foreign currency	2,557,115		—	—	—		—
Collateral for securities loaned	102,369,545		—	11,962,705	43,780,562		3,755,500
Securities sold short, at value (proceeds $2,221,893,032 and $633,022,454)	2,747,003,702		—	708,131,417	—		—
Options written, at value (premium $330,554,145, $13,501,497, $4,795,213, and $205,629)	573,181,455		19,907,178	4,331,844	63,000		—
Unrealized depreciation on forward foreign currency contracts	207,724		—	—	1,154		—
Payables:
Investments purchased	37,339,605		105,984	540,020	3,164,922		668,844
Upfront payments paid on open swap contracts	1,868		—	—	—		—
Fund shares redeemed	6,379,121		269,203	13,390,606	622,932		228,373
Affiliates:
Investment advisory fees	4,776,252		146,570	844,172	457,530		94,599
Distribution fees	24,500		261	3,173	6,432		311
Deferred compensation to trustees	147,978		5,126	6,821	143,875		5,164
Trustees’ fees and officer compensation	73,171		4,060	13,401	9,114		4,087
Other accounts payable and accrued liabilities	2,630,934		67,046	274,596	183,213		44,574
Total liabilities	3,483,633,833		20,505,564	739,498,755	48,432,734		4,801,452
NET ASSETS	$8,715,153,829		$236,797,027	$792,917,297	$744,924,542		$132,933,388
COMPOSITION OF NET ASSETS
Paid in capital	$8,457,365,989		$226,777,465	$866,644,821	$668,942,332		$124,437,285
Undistributed net investment income (loss)	23,546,658		559,122	1,859,803	1,348,258		330,216
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and total return swaps	(38,267,800)		(6,158,439)	(25,714,996)	18,393,040		4,126,366
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	272,508,982		15,618,879	(49,872,331)	56,240,912		4,039,521
NET ASSETS	$8,715,153,829		$236,797,027	$792,917,297	$744,924,542		$132,933,388
CLASS A SHARES†
Net assets applicable to shares outstanding	$744,356,478		$10,412,349	$76,689,024	$245,948,003		$8,997,986
Shares outstanding	55,245,145		876,326	6,591,353	14,090,476		812,394
Net asset value and redemption price per share	$13.47		$11.88	$11.63	$17.45		$11.08
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.78	#	$12.47	$12.21	$17.85	#	$11.34	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$261,351,926		$2,151,149	$38,071,734	$56,069,513		$3,409,322
Shares outstanding	19,078,662		183,516	3,363,625	3,247,504		311,957
Net asset value and redemption price per share	$13.70		$11.72	$11.32	$17.27		$10.93
CLASS I SHARES†
Net assets applicable to shares outstanding	$7,709,445,425		$224,233,529	$678,156,539	$442,907,026		$120,526,080
Shares outstanding	579,565,874		18,892,502	57,730,674	28,794,872		10,876,631
Net asset value and redemption price per share	$13.30		$11.87	$11.75	$15.38		$11.08

†	No par value; unlimited number of shares authorized.

#	For Market Neutral Income Fund, Convertible Fund and Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	155

Statements of Assets and Liabilities    October 31, 2019

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$62,722,397	$9,219,516	$1,094,817,011	$1,510,471,210	$12,152,749
Investments in affiliated funds, at cost	—	—	5,540,119	—	—
Investment in securities, at value	$78,962,611	$9,118,063	$1,424,010,491	$2,055,413,778	$17,278,371
Investments in affiliated funds, at value	—	—	5,662,175	—	—
Foreign currency (cost $1,162)	—	—	1,162	—	—
Receivables:
Accrued interest and dividends	166	25	656,728	2,886,175	13,848
Investments sold	2,694,306	303,642	997,172	4,899,286	—
Fund shares sold	122,444	—	41,066	893,436	—
Due from investment advisor	—	19,092	—	—	13,107
Prepaid expenses	25,152	47	44,449	62,602	20,593
Deferred offering costs	—	86,832	—	—	—
Other assets	—	—	660,571	292,533	6,829
Total assets	81,804,679	9,527,701	1,432,073,814	2,064,447,810	17,332,748
LIABILITIES
Due to custodian bank	—	—	12,522	—	—
Due to Investment advisor	17,856	—	—	—	—
Collateral for securities loaned	—	—	29,711,149	47,952,028	—
Options written, at value (premium $645,442 and $149,099)	—	—	751,100	102,430	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	2,040	—
Payables:
Investments purchased	1,216,680	77,154	—	11,424,455	—
Fund shares redeemed	15,015	—	1,695,182	2,090,103	—
Affiliates:
Investment advisory fees	60,750	7,491	1,069,888	1,152,564	14,228
Distribution fees	95	—	17,446	22,971	86
Deferred compensation to trustees	—	—	660,571	292,533	6,829
Trustees’ fees and officer compensation	912	819	16,982	22,203	2,973
Other accounts payable and accrued liabilities	34,547	75,974	464,103	523,514	25,911
Total liabilities	1,345,855	161,438	34,398,943	63,584,841	50,027
NET ASSETS	$80,458,824	$9,366,263	$1,397,674,871	$2,000,862,969	$17,282,721
COMPOSITION OF NET ASSETS
Paid in capital	$60,492,987	$10,359,469	$946,569,577	$1,413,836,437	$10,235,074
Undistributed net investment income (loss)	—	—	(256,650)	(5,144,433)	22,495
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	3,725,623	(891,753)	122,153,862	47,183,768	1,899,530
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	16,240,214	(101,453)	329,208,082	544,987,197	5,125,622
NET ASSETS	$80,458,824	$9,366,263	$1,397,674,871	$2,000,862,969	$17,282,721
CLASS A SHARES†
Net assets applicable to shares outstanding	$6,856,661	$9,011	$1,066,938,939	$1,129,200,507	$3,637,836
Shares outstanding	307,267	1,000	33,105,539	33,779,156	271,997
Net asset value and redemption price per share	$22.31	$9.01	$32.23	$33.43	$13.37
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$23.43	$9.46	$33.84	$35.10	$14.04
CLASS C SHARES†**
Net assets applicable to shares outstanding	$—	$—	$50,441,842	$136,333,091	$658,969
Shares outstanding	—	—	2,762,851	4,047,437	50,400
Net asset value and redemption price per share	$—	$—	$18.26	$33.68	$13.07
CLASS I SHARES†
Net assets applicable to shares outstanding	$72,539,367	$9,348,235	$280,294,090	$735,329,371	$12,985,916
Shares outstanding	3,174,964	1,036,544	6,352,086	22,958,018	971,997
Net asset value and redemption price per share	$22.85	$9.02	$44.13	$32.03	$13.36
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$1,062,796	$9,017	$—	$—	$—
Shares Outstanding	46,499	1,000	—	—	—
Net asset value and redemption price per share	$22.86	$9.02	$—	$—	$—

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

156	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2019

	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$38,472,271	$174,766,227		$132,570,250		$64,490,606		$130,313,323
Investment in securities, at value	$45,109,915	$208,870,166		$162,012,124		$81,535,837		$148,873,691
Foreign currency (cost $1,552,411, $623,464 and $2,318,606)	—	1,552,423		—		623,468		2,318,607
Unrealized appreciation on forward foreign currency contracts	—	1,202		—		—		—
Receivables:
Accrued interest and dividends	45,952	586,032		389,150		86,796		418,373
Investments sold	949,339	4,173,639		2,913,766		2,690,207		5,616,257
Fund shares sold	210	128,129		198,240		3,797		2,993
Due from investment advisor	18,937	46,323		—		1,242		—
Prepaid expenses	10,559	200,650		17,984		15,624		20,591
Other assets	73,211	53,664		22,318		30,919		111,924
Total assets	46,208,123	215,612,228		165,553,582		84,987,890		157,362,436
LIABILITIES
Due to custodian bank	—	1,471,238		—		829,022		—
Collateral for securities loaned	293,100	3,983,662		1,297,500		72,557		—
Options written, at value (premium $618,200, $97,441, and $96,781)	—	117,704		—		17,291		18,645
Payables:
Investments purchased	749,134	4,309,220		1,556,737		2,430,983		5,465,569
Fund shares redeemed	2,110	110,824		313,627		596,996		103,572
Affiliates:
Investment advisory fees	37,696	157,151		149,539		62,693		128,259
Distribution fees	445	1,238		1,131		731		1,949
Deferred compensation to trustees	73,211	53,664		22,318		30,919		111,924
Trustees’ fees and officer compensation	3,211	4,951		4,679		3,655		4,492
Other accounts payable and accrued liabilities	22,738	405,304		243,824		77,560		122,230
Total liabilities	1,181,645	10,614,956		3,589,355		4,122,407		5,956,640
NET ASSETS	$45,026,478	$204,997,272		$161,964,227		$80,865,483		$151,405,796
COMPOSITION OF NET ASSETS
Paid in capital	$38,017,437	$171,786,252		$149,584,526		$57,817,754		$130,166,751
Undistributed net investment income (loss)	265,315	44,680		1,421,824		(75,178)		(189,445)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	106,082	(1,325,141)		(18,344,099)		6,029,537		2,839,537
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	6,637,644	34,491,481	*	29,301,976	*	17,093,370	*	18,588,953	*
NET ASSETS	$45,026,478	$204,997,272		$161,964,227		$80,865,483		$151,405,796
CLASS A SHARES†
Net assets applicable to shares outstanding	$11,362,807	$53,949,719		$28,168,277		$20,235,736		$83,069,291
Shares outstanding	799,656	3,001,406		1,995,161		1,739,088		9,758,845
Net asset value and redemption price per share	$14.21	$17.97		$14.12		$11.64		$8.51
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$14.92	$18.87		$14.82		$12.22		$8.93
CLASS C SHARES†**
Net assets applicable to shares outstanding	$5,274,396	$9,021,707		$13,478,168		$8,010,684		$14,742,110
Shares outstanding	426,878	567,070		1,024,196		789,066		1,977,745
Net asset value and redemption price per share	$12.36	$15.91		$13.16		$10.15		$7.45
CLASS I SHARES†
Net assets applicable to shares outstanding	$28,389,275	$134,562,402		$120,317,782		$52,619,063		$53,594,395
Shares outstanding	1,942,213	7,262,636		8,438,339		4,377,284		6,096,388
Net asset value and redemption price per share	$14.62	$18.53		$14.26		$12.02		$8.79
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$7,463,444		$—		$—		$—
Shares Outstanding	—	399,725		—		—		—
Net asset value and redemption price per share	$—	$18.67		$—		$—		$—

*	Net of deferred foreign capital gains tax of $(109,190), $(128,363), $(30,824), and $(45,922).

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	157

Statements of Assets and Liabilities    October 31, 2019

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$64,245,622	$49,849,788	$223,044,428
Investment in securities, at value	$66,219,334	$48,103,907	$225,901,189
Cash with custodian (interest bearing)	26,670	8,899	167,243
Restricted cash for futures (interest bearing)	—	—	41,569
Receivables:
Accrued interest and dividends	332,671	664,350	1,446,969
Investments sold	—	212,139	20,193
Fund shares sold	35,317	15,782	—
Due from investment advisor	10,510	3,987	11,081
Prepaid expenses	15,935	22,176	29,422
Other assets	33,378	80,712	—
Total assets	66,673,815	49,111,952	227,617,666
LIABILITIES
Collateral for securities loaned	4,728,925	3,959,174	6,579,080
Variation margin on open futures contracts	—	—	5,314
Payables:
Investments purchased	749,655	931,304	2,289,072
Fund shares redeemed	28,436	49,319	7,594
Dividends payable	6,779	11,704	484,974
Affiliates:
Investment advisory fees	23,246	22,531	55,546
Distribution fees	465	587	8
Deferred compensation to trustees	33,378	80,712	—
Trustees’ fees and officer compensation	3,277	3,222	3,671
Other accounts payable and accrued liabilities	36,113	38,831	39,380
Total liabilities	5,610,274	5,097,384	9,464,639
NET ASSETS	$61,063,541	$44,014,568	$218,153,027
COMPOSITION OF NET ASSETS
Paid in capital	$60,046,857	$55,680,095	$214,439,052
Undistributed net investment income (loss)	(34,074)	(299,584)	404,969
Accumulated net realized gain (loss) on investments	(922,954)	(9,620,062)	457,608
Unrealized appreciation (depreciation) of investments	1,973,712	(1,745,881)	2,851,398
NET ASSETS	$61,063,541	$44,014,568	$218,153,027
CLASS A SHARES†
Net assets applicable to shares outstanding	$22,564,524	$35,124,261	$601,195
Shares outstanding	2,141,945	4,213,871	58,962
Net asset value and redemption price per share	$10.53	$8.34	$10.20
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.77 #	$8.53 #	$10.43	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,929,194	$1,886,909	$—
Shares outstanding	278,073	213,955	—
Net asset value and redemption price per share	$10.53	$8.82	$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$35,569,823	$7,003,398	$217,551,832
Shares outstanding	3,375,981	840,132	21,331,333
Net asset value and redemption price per share	$10.54	$8.34	$10.20

†	No par value; unlimited number of shares authorized.

#	For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

**	Redemption price may be reduced by contingent deferred sales charge.

158	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2019

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$104,080,799	$—	$13,220,603	$21,535,796	$2,083,873
Dividends	104,023,236	3,595,740	16,787,494	5,819,498	853,169
Dividends from affiliated funds	2,642,644	—	986,590	—	—
Dividend taxes withheld	—	—	(282,758)	—	(3,950)
Other income	39,701,260	—	—	—	—
Total investment income	250,447,939	3,595,740	30,711,929	27,355,294	2,933,092

EXPENSES
Investment advisory fees	50,520,367	1,295,083	11,560,808	5,018,471	1,116,719
Distribution fees
Class A	1,970,627	18,734	230,888	584,095	26,346
Class C	2,823,056	16,427	459,272	857,814	36,529
Dividend or interest expense on short positions	13,785,915	—	12,211,255	—	—
Transfer agent fees	7,470,879	136,343	962,553	717,746	109,438
Printing and mailing fees	723,003	10,146	126,544	64,538	14,463
Fund administration fees	654,710	14,667	83,404	58,946	11,428
Accounting fees	451,123	29,821	62,257	50,144	22,593
Trustees’ fees and officer compensation	415,652	24,306	69,191	49,986	21,999
Legal fees	384,710	16,717	57,421	38,712	17,623
Audit fees	268,675	15,034	32,457	30,251	12,079
Registration fees	245,474	47,510	119,743	72,649	45,667
Custodian fees	210,224	50,961	88,826	15,610	11,220
Other	719,460	22,157	28,769	66,720	26,679
Total expenses	80,643,875	1,697,906	26,093,388	7,625,682	1,472,783
Less expense reductions	(292,334)	—	(105,456)	—	—
Net expenses	80,351,541	1,697,906	25,987,932	7,625,682	1,472,783
NET INVESTMENT INCOME (LOSS)	170,096,398	1,897,834	4,723,997	19,729,612	1,460,309

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	83,973,886	1,457,246	(17,308,892)	(5,744,810)	(629,611)
Purchased options	(124,912,021)	(4,433,714)	(43,714,521)	412,402	588,881
Foreign currency transactions	(205,381)	—	(7,766)	—	(31,897)
Forward foreign currency contracts	6,519,700	—	—	207,237	—
Written options	90,388,020	(209,366)	26,494,053	(215,952)	40,659
Short positions	(21,684,326)	(14,031)	27,123,035	—	—
Total return swaps	16,742,912	—	—	—	—
Realized capital gain distribution from Affiliated fund	—	—	211	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	645,278,214	22,519,560	103,283,331	48,362,156	8,232,409
Affiliated funds	2,367,617	—	809,930	—	—
Purchased options	(2,480,398)	(986,691)	(14,624,172)	(27,845)	(105,440)
Foreign currency translations	4,823,362	—	1,254	—	14,674
Forward foreign currency contracts	(3,641,646)	—	—	(76,457)	—
Written options	(299,085,231)	(7,319,309)	3,199,557	405,734	—
Short positions	(223,322,513)	—	(95,723,993)	—	—
Total return swaps	104,638	—	—	—	—
NET GAIN (LOSS)	174,866,833	11,013,695	(10,467,973)	43,322,465	8,109,675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$344,963,231	$12,911,529	$(5,743,976)	$63,052,077	$9,569,984

See accompanying Notes to Financial Statements	www.calamos.com	159

Statements of Operations    Year Ended October 31, 2019

	TIMPANI SMALL CAP GROWTH FUND May 31, 2019(a) through October 31, 2019	TIMPANI SMALL CAP GROWTH FUND July 1, 2018 through May 31, 2019	TIMPANI SMID GROWTH FUND(b)	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$130	$27,464	$—	$990	$6,088,103	$804
Dividends	40,839	101,672	6,148	17,261,361	35,740,654	386,470
Dividends from affiliated funds	—	—	—	155,663	—	—
Dividend taxes withheld	—	(1,615)	—	(1,279)	—	—
Other income	7,877	—	—	218,071	—	—
Total investment income	48,846	127,521	6,148	17,634,806	41,828,757	387,274

EXPENSES
Investment advisory fees	304,424	689,488	23,036	12,874,387	13,552,355	192,802
Distribution fees
Class A	6,867	20,649 (c)	6	2,487,018	2,533,796	7,298
Class C	—	—	—	1,489,265	2,690,798	9,235
Transfer agent fees	20,482	32,376	955	1,804,495	2,022,434	14,414
Fund administration fees	3,036	14,106	356	124,819	172,256	1,694
Printing and mailing fees	2,302	19,527	2,189	180,023	191,066	2,973
Accounting fees	7,043	24,537	3,525	88,108	117,810	15,677
Trustees’ fees and officer compensation	10,706	28,903	3,609	99,993	113,235	15,895
Legal fees	—	31,599	2,668	47,922	95,426	12,519
Audit fees	—	14,456	6,349	49,882	67,546	8,617
Custodian fees	2,841	17,356	1,380	37,636	31,983	3,952
Registration fees	29,635	36,880	—	70,037	95,349	45,948
Offering costs	—	—	31,558	—	—	—
Other	3,706	8,967	1,150	159,610	186,812	8,408
Total expenses	391,042	938,844	76,781	19,513,195	21,870,866	339,432
Less expense reductions	(21,294)	(159,552)	(50,102)	(16,726)	—	(110,815)
Net expenses	369,748	779,292	26,679	19,496,469	21,870,866	228,617
NET INVESTMENT INCOME (LOSS)	(320,902)	(651,771)	(20,531)	(1,861,663)	19,957,891	158,657

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	2,606,534	2,119,354	(891,753)	157,883,534	70,618,767	2,559,388
Purchased options	—	—	—	(18,489,227)	(15,097,313)	—
Foreign currency transactions	—	—	—	1,073	(7,693)	—
Forward foreign currency contracts	—	—	—	—	182,863	—
Written options	—	—	—	4,980,033	395,986	—
Short positions	—	—	—	11,949,202	—	—
Realized capital gain distribution from Affiliated fund	—	—	—	33	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,290,127)	(4,315,675)	(101,453)	29,869,608	138,600,500	(545,355)
Affiliated funds	—	—	—	122,056	—	—
Purchased options	—	—	—	(482,099)	(1,114,368)	—
Foreign currency translations	—	—	—	(417)	—	—
Forward foreign currency contracts	—	—	—	—	(69,180)	—
Written options	—	—	—	(32,034)	46,669	—
NET GAIN (LOSS)	(683,593)	(2,196,321)	(993,206)	185,801,762	193,556,231	2,014,033
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,004,495)	$(2,848,092)	$(1,013,737)	$183,940,099	$213,514,122	$2,172,690

(a)	Prior to May 31, 2019, figures are shown for the predecessor fund.

(b)	Timpani SMID Growth Fund commenced operations on July 31, 2019.

(c)	Prior to May 31, 2019, Class A distribution fees represent predecessor fund Class Y shares.

160	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2019

	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$2,149	$90,346	$534,109	$33,602	$2,260,967
Dividends	941,413	3,565,363	3,892,571	1,182,148	2,266,376
Securities lending income	—	—	—	—	7,844
Dividend taxes withheld	(644)	(287,885)	(233,283)	(67,020)	(91,391)
Total investment income	942,918	3,367,824	4,193,397	1,148,730	4,443,796

EXPENSES
Investment advisory fees	454,337	1,993,457	2,010,919	850,011	1,634,494
Distribution fees
Class A	27,911	136,363	78,152	62,984	190,368
Class C	56,751	131,925	157,969	95,945	302,668
Transfer agent fees	39,054	237,531	213,081	96,561	203,936
Fund administration fees	3,967	18,477	16,223	7,863	14,405
Printing and mailing fees	7,002	27,647	25,261	10,737	9,235
Accounting fees	18,884	27,780	23,415	17,713	22,652
Trustees’ fees and officer compensation	17,223	25,666	23,226	23,711	23,288
Legal fees	13,665	76,574	24,224	15,257	22,091
Audit fees	9,444	15,824	13,091	10,545	12,537
Custodian fees	3,721	51,636	101,339	13,890	20,461
Registration fees	42,458	77,242	54,275	48,721	53,115
Other	9,136	36,135	41,737	24,157	32,467
Total expenses	703,553	2,856,257	2,782,912	1,278,095	2,541,717
Less expense reductions	(209,608)	(804,880)	—	(102,614)	—
Net expenses	493,945	2,051,377	2,782,912	1,175,481	2,541,717
NET INVESTMENT INCOME (LOSS)	448,973	1,316,447	1,410,485	(26,751)	1,902,079

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	306,901	(557,027)	1,840,777 (a)	8,194,968 (a)	4,699,751
Purchased options	218,952	247,412	1,042,019	(148,130)	(2,520,492)
Foreign currency transactions	—	(62,597)	(192,070)	(15,590)	(13,499)
Forward foreign currency contracts	—	(1,159,476)	—	(1,390)	—
Written options	(64,679)	(129,865)	(152,867)	(28,286)	103,509
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	3,384,826	26,176,663 (b)	20,252,991 (b)	912,166 (b)	5,917,531 (b)
Purchased options	(220,004)	(1,443,265)	(1,539,908)	(226,012)	(95,835)
Foreign currency translations	—	10,946	6,463	(1,317)	4,751
Forward foreign currency contracts	—	393,738	—	—	—
Written options	103,451	500,496	—	80,150	78,136
NET GAIN (LOSS)	3,729,447	23,977,025	21,257,405	8,766,559	8,173,852
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,178,420	$25,293,472	$22,667,890	$8,739,808	$10,075,931

(a)	Net of foreign capital gains tax of $(5) and $1,270.

(b)	Net of change of $(109,190), $(128,363), $(30,824) and $(45,922), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	161

Statements of Operations    Year Ended October 31, 2019

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$1,864,306	$2,947,652	$4,886,056
Dividends	18,868	132,955	96,709
Total investment income	1,883,174	3,080,607	4,982,765

EXPENSES
Investment advisory fees	236,799	274,635	476,920
Distribution fees
Class A	50,392	84,510	738
Class C	43,619	48,833	—
Transfer agent fees	49,565	58,517	27,040
Fund administration fees	4,466	3,998	13,626
Printing and mailing fees	10,534	—	12,529
Accounting fees	20,482	25,827	24,953
Trustees’ fees and officer compensation	21,887	17,211	25,009
Legal fees	14,969	13,618	12,906
Audit fees	9,689	9,438	15,836
Custodian fees	2,688	3,871	7,961
Registration fees	50,923	21,583	9,073
Offering costs	—	—	95,176
Other	19,501	23,860	28,828
Total expenses	535,514	585,901	750,595
Less expense reductions	(99,462)	(108,907)	(113,630)
Net expenses	436,052	476,994	636,965
NET INVESTMENT INCOME (LOSS)	1,447,122	2,603,613	4,345,800

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(52,743)	(791,826)	887,418
Change in net unrealized appreciation/(depreciation) on:
Investments	3,779,147	644,222	2,893,805
Futures contracts	—	—	(5,363)
NET GAIN (LOSS)	3,726,404	(147,604)	3,775,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,173,526	$2,456,009	$8,121,660

162	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND			HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$170,096,398	$133,560,542		$1,897,834	$395,193	$4,723,997	$(368,973)
Net realized gain (loss)	50,822,790	(84,087,826)		(3,199,865)	(348,206)	(7,413,880)	33,591,055
Change in unrealized appreciation/(depreciation)	124,044,043	150,563,215		14,213,560	(334,618)	(3,054,093)	(64,915,641)
Net increase (decrease) in net assets resulting from operations	344,963,231	200,035,931		12,911,529	(287,631)	(5,743,976)	(31,693,559)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(34,356,827)	(19,790,489)		(150,877)	(98,050)	(3,642,160)	(963,926)
Class C	(11,097,627)	(6,104,800)		(18,780)	(87)	(1,859,837)	(403,405)
Class I	(295,713,301)	(132,167,069)		(3,729,094)	(196,116)	(32,415,010)	(4,970,781)
Class R	—	(126,158	)(a)	—	—	—	—
Class R6	—	—		—	—	—	—
Total distributions	(341,167,755)	(158,188,516)		(3,898,751)	(294,253)	(37,917,007)	(6,338,112)

Return of capital
Class A	—	—		—	—	—	—
Class C	—	—		—	—	—	—
Class I	—	—		—	—	—	—
Class R	—	—		—	—	—	—
Total return of capital	—	—		—	—	—	—

CAPITAL SHARE TRANSACTIONS	2,005,517,149	1,958,907,302		130,427,738	84,875,022	(327,777,704)	757,759,541
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,009,312,625	2,000,754,717		139,440,516	84,293,138	(371,438,687)	719,727,870

NET ASSETS
Beginning of year	$6,705,841,204	$4,705,086,487		$97,356,511	$13,063,373	$1,164,355,984	$444,628,114
End of year	$8,715,153,829	$6,705,841,204		$236,797,027	$97,356,511	$792,917,297	$1,164,355,984

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	163

Statements of Changes in Net Assets

	CONVERTIBLE FUND			GLOBAL CONVERTIBLE FUND			TIMPANI SMALL CAP GROWTH FUND(a)
	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		PERIOD ENDED OCTOBER 31, 2019	FOR THE ELEVEN MONTHS ENDED MAY 31, 2019		YEAR ENDED JUNE 30, 2018
OPERATIONS
Net investment income (loss)	$19,729,612	$15,251,028		$1,460,309	$4,049,578		$(320,902)	$(651,771)		$(556,536)
Net realized gain (loss)	(5,341,123)	63,802,671		(31,968)	4,557,628		2,606,534	2,119,354		6,591,334
Change in unrealized appreciation/(depreciation)	48,663,588	(61,042,739)		8,141,643	(9,247,330)		(3,290,127)	(4,315,675)		11,921,485
Net increase (decrease) in net assets resulting from operations	63,052,077	18,010,960		9,569,984	(640,124)		(1,004,495)	(2,848,092)		17,956,283

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(24,667,990)	(9,096,274)		(528,376)	(486,775)		—	(313,214	)(b)	—
Class C	(14,196,158)	(5,028,361)		(168,024)	(95,051)		—	—		—
Class I	(38,620,881)	(11,800,923)		(6,172,780)	(3,913,214)		—	(3,947,336	)(b)	—
Class R	—	(52,590	)(c)	—	(245	)(c)	—	—		—
Class R6	—	—		—	—		—	—		—
Total distributions	(77,485,029)	(25,978,148)		(6,869,180)	(4,495,285)		—	(4,260,550)		—

Return of capital
Class A	—	—		—	—		—	—		—
Class C	—	—		—	—		—	—		—
Class I	—	—		—	—		—	—		—
Class R	—	—		—	—		—	—		—
Total return of capital	—	—		—	—		—	—		—

CAPITAL SHARE TRANSACTIONS	143,816,325	19,548,691		(6,005,413)	34,679,408		7,080,673	6,226,365		9,491,716
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,383,373	11,581,503		(3,304,609)	29,543,999		6,076,178	(1,001,804)		27,447,999

NET ASSETS
Beginning of year	$615,541,169	$603,959,666		$136,237,997	$106,693,998		74,382,646 *	$75,234,923		$47,786,924
End of year	$744,924,542	$615,541,169		$132,933,388	$136,237,997		$80,458,824	$74,352,646		$75,234,923

(a)	Prior to May 31, 2019, the figures shown are for the predecessor fund.

(b)

Prior to May 31, 2019, figures shown for Class A represent the precessor fund’s class Y, and figures shown for Class I represent precessor fund’s Service class and Institutional class. The Class I distributions include $15,669 from the Service class.

(c)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

*	Beginning net assets for period ended October 31, 2019, include $30,000 in capital share transactions made to the Calamos Timpani Small Cap Growth Fund prior to the completion of the conversion.

164	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND	GROWTH FUND			GROWTH AND INCOME FUND
	PERIOD ENDED OCTOBER 31, 2019(b)	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$(20,531)	$(1,861,663)	$(5,683,541)		$19,957,891	$13,113,736
Net realized gain (loss)	(891,753)	156,324,648	246,806,178		56,092,610	125,919,453
Change in unrealized appreciation/(depreciation)	(101,453)	29,477,114	(134,210,439)		137,463,621	(35,656,274)
Net increase (decrease) in net assets resulting from operations	(1,013,737)	183,940,099	106,912,198		213,514,122	103,376,915

DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	(110,345,634)	(118,711,102)		(63,407,471)	(61,831,918)
Class C	—	(66,517,149)	(70,806,265)		(31,205,466)	(34,200,058)
Class I	—	(27,706,322)	(28,576,842)		(52,024,069)	(41,414,931)
Class R	—	—	(690,251	)(a)	—	(687,487	)(a)
Class R6	—	—	—		—	—
Total distributions	—	(204,569,105)	(218,784,460)		(146,637,006)	(138,134,394)

Return of capital
Class A	—	—	—		—	—
Class C	—	—	—		—	—
Class I	—	—	—		—	—
Class R	—	—	—		—	—
Total return of capital	—	—	—		—	—

CAPITAL SHARE TRANSACTIONS	10,380,000	(45,231,198)	(97,019,944)		(44,462,882)	(46,306,586)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,366,263	(65,860,204)	(208,892,206)		22,414,234	(81,064,065)

NET ASSETS
Beginning of year	$—	$1,463,535,075	$1,672,427,281		$1,978,448,735	$2,059,512,800
End of year	$9,366,263	$1,397,674,871	$1,463,535,075		$2,000,862,969	$1,978,448,735

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Timpani SMID Growth Fund commenced operations on July 31, 2019.

See accompanying Notes to Financial Statements	www.calamos.com	165

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND			INTERNATIONAL GROWTH FUND
	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018(b)
OPERATIONS
Net investment income (loss)	$158,657	$192,868	$448,973	$359,439		$1,316,447	$2,204,265
Net realized gain (loss)	2,559,388	1,005,910	461,174	7,267,910		(1,661,553)	26,684,732
Change in unrealized appreciation/(depreciation)	(545,355)	197,081	3,268,273	(5,172,491)		25,638,578	(63,063,179)
Net increase (decrease) in net assets resulting from operations	2,172,690	1,395,859	4,178,420	2,454,858		25,293,472	(34,174,182)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(103,054)	(163,449)	(1,446,325)	(737,994)		(6,172,737)	(4,300,922)
Class C	(38,283)	(79,037)	(1,259,904)	(155,577)		(2,405,608)	(1,129,875)
Class I	(892,276)	(1,856,416)	(4,646,839)	(917,598)		(15,226,176)	(6,458,775)
Class R	—	—	—	(5,402	)(a)	—	(267,543	)(a)
Class R6	—	—	—	—		(2,420)	—	(b)
Total distributions	(1,033,613)	(2,098,902)	(7,353,068)	(1,816,571)		(23,806,941)	(12,157,115)

Return of capital
Class A	—	—	—	—		—	—
Class C	—	—	—	—		—	—
Class I	—	—	—	—		—	—
Class R	—	—	—	—		—	—
Total return of capital	—	—	—	—		—	—

CAPITAL SHARE TRANSACTIONS	(7,816,392)	(607,473)	642,283	(5,531,659)		(29,839,329)	(2,477,933)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,677,315)	(1,310,516)	(2,532,365)	(4,893,372)		(28,352,798)	(48,809,230)

NET ASSETS
Beginning of year	$23,960,036	$25,270,552	$47,558,843	$52,452,215		$233,350,070	$282,159,300
End of year	$17,282,721	$23,960,036	$45,026,478	$47,558,843		$204,997,272	$233,350,070

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	International Growth Fund Class R6 commenced operations on September 17, 2018.

166	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND			GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018
OPERATIONS
Net investment income (loss)	$1,410,485	$29,128	$(26,751)	$22,110		$1,902,079	$1,739,689
Net realized gain (loss)	2,537,859	33,416,762	8,001,572	22,866,735		2,269,269	18,995,830
Change in unrealized appreciation/(depreciation)	18,719,546	(69,667,885)	764,987	(24,904,595)		5,904,583	(25,939,489)
Net increase (decrease) in net assets resulting from operations	22,667,890	(36,221,995)	8,739,808	(2,015,750)		10,075,931	(5,203,970)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	(8,575)	(5,307,306)	(2,369,038)		(6,498,883)	(4,633,084)
Class C	—	—	(2,645,190)	(1,306,602)		(5,796,232)	(4,392,776)
Class I	—	(954,899)	(10,702,340)	(7,611,885)		(6,363,175)	(4,640,349)
Class R	—	— (a)	—	(472,463	)(a)	—	(74,198	)(a)
Class R6	—	—	—	—		—	—
Total distributions	—	(963,474)	(18,654,836)	(11,759,988)		(18,658,290)	(13,740,407)

Return of capital
Class A	—	(1)	—	—		—	—
Class C	—	—	—	—		—	—
Class I	—	(109)	—	—		—	—
Class R	—	—	—	—		—	—
Total return of capital	—	(110)	—	—		—	—

CAPITAL SHARE TRANSACTIONS	(65,234,868)	(79,460,414)	(5,673,079)	(22,045,459)		(30,348,373)	(13,750,518)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,566,978)	(116,645,993)	(15,588,107)	(35,821,197)		(38,930,732)	(32,694,895)

NET ASSETS
Beginning of year	$204,531,205	$321,177,198	$96,453,590	$132,274,787		$190,336,528	$223,031,423
End of year	$161,964,227	$204,531,205	$80,865,483	$96,453,590		$151,405,796	$190,336,528

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	167

Statements of Changes in Net Assets

	TOTAL RETURN BOND FUND			HIGH INCOME OPPORTUNITIES FUND			SHORT-TERM BOND FUND
	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2019	PERIOD ENDED OCTOBER 31, 2018(b)
OPERATIONS
Net investment income (loss)	$1,447,122	$1,640,128		$2,603,613	$2,881,984		$4,345,800	$54,729
Net realized gain (loss)	(52,743)	(587,926)		(791,826)	(547,859)		887,418	356
Change in unrealized appreciation/(depreciation)	3,779,147	(2,567,811)		644,222	(2,172,841)		2,888,442	(37,044)
Net increase (decrease) in net assets resulting from operations	5,173,526	(1,515,609)		2,456,009	161,284		8,121,660	18,041

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(537,649)	(628,147)		(2,025,174)	(2,078,697)		(7,328)	(81)
Class C	(85,932)	(192,264)		(244,119)	(565,261)		—	—
Class I	(819,442)	(1,298,630)		(442,113)	(537,734)		(4,362,670)	(54,089)
Class R	—	(5,977	)(a)	—	(1,704	)(a)	—	—
Class R6	—	—		—	—		—	—
Total distributions	(1,443,023)	(2,125,018)		(2,711,406)	(3,183,396)		(4,369,998)	(54,170)

Return of capital
Class A	—	(52,753)		—	—		—	—
Class C	—	(15,293)		—	—		—	—
Class I	—	(111,460)		—	—		—	—
Class R	—	(414)		—	—		—	—
Total return of capital	—	(179,920)		—	—		—	—

CAPITAL SHARE TRANSACTIONS	923,652	(11,492,890)		(5,490,171)	(7,003,095)		199,258,390	15,179,104
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,654,155	(15,313,437)		(5,745,568)	(10,025,207)		203,010,052	15,142,975

NET ASSETS
Beginning of year	$56,409,386	$71,722,823		$49,760,136	$59,785,343		$15,142,975	$—
End of year	$61,063,541	$56,409,386		$44,014,568	$49,760,136		$218,153,027	$15,142,975

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Short-Term Bond Fund commenced operations on September 19, 2018.

168	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of eighteen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund (formerly “Frontier Timpani Small Cap Growth Fund”), Timpani SMID Growth Fund (commenced operations on July 31, 2019), Growth Fund, Growth and Income Fund, Dividend Growth Fund, Opportunistic Value Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, (commenced operations on September 19, 2018), (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani Small Cap Growth Fund and Timpani SMID Growth Fund), and Class I shares of each of the Funds (except Short-Term Bond Fund). Class R6 shares are offered in Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, and International Growth Fund only.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds’ are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

www.calamos.com	169

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

170	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 – 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2013.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%

Next $500 million	0.90%	1.05%	0.43%	0.95%

Next $5 billion	0.80%	1.00%	0.41%	0.90%

Over $6 billion	0.70%	0.90%	0.35%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%

Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%

Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%

AVERAGE DAILY NET ASSETS	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.60%	1.25%

Next $500 million	0.55%	1.20%

Over $1 billion	0.50%	1.15%

The average investment advisory fee as of the period ended October 31, 2019 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%

Hedged Equity Fund	0.75

Phineus Long/Short Fund	1.23

Convertible Fund	0.74

Global Convertible Fund	0.85

Timpani Small Cap Growth Fund	0.90	*

Timpani SMID Growth Fund	0.95	*

www.calamos.com	171

Notes to Financial Statements

FUND	PERCENTAGE
Growth Fund	0.91%

Growth and Income Fund	0.69

Dividend Growth Fund	1.00

Opportunistic Value Fund	1.00

International Growth Fund	0.95

Evolving World Growth Fund	1.10

Global Equity Fund	0.96

Global Growth and Income Fund	1.00

Total Return Bond Fund	0.45

High Income Opportunities Fund	0.60

Short-Term Bond Fund	0.30

*	Annualized.

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund (“SCG”), Timpani SMID Growth Fund (“SMID”), and Short Term Bond Fund (“STBF”). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID, or STBF attributable to the Fund’s investment in SCG, SMID, or STBF as applicable, based on daily net assets. For the period ended October 31, 2019, the total advisory fees waived pursuant to such agreement were $16,726, $292,334, and $105,456 for the Growth Fund, Market Neutral Income Fund, Phineus Long/Short Fund, respectively, and are included in the Statements of Operations under the caption “Expense reductions”.

As of October 31, 2019, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund had holdings of $5.7 million, $152.4 million, and $36.1 million respectively in STBF. During the period from November 1, 2018 through October 31, 2019, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund had net subscriptions of $5.5 million, $150.0 million, and $35.3 million and earned $155.7 thousand, $2,642.6 thousand, and $986.6 thousand in dividends respectively. As of November 1, 2018, no affiliate Fund had a balance in SCG or SMID.

The Funds have an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign

172	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. The Funds have an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	—

Hedged Equity Fund	1.25%	2.00%	1.00%	—

Phineus Long/Short Fund	2.00%	2.75%	1.75%	—

Convertible Fund	1.75%	2.50%	1.50%	—

Global Convertible Fund	1.35%	2.10%	1.10%	—

Timpani Small Cap Growth Fund	1.30%	—	1.05%	1.05% less the annual sub-transfer agency ratio	*

Timpani SMID Growth Fund	1.35%	—	1.10%	1.09% less the annual sub-transfer agency ratio	*

Growth Fund	1.75%	2.50%	1.50%	—

Growth and Income Fund	1.75%	2.50%	1.50%	—

Dividend Growth Fund	1.35%	2.10%	1.10%	—

Opportunistic Value Fund	1.15%	1.90%	0.90%	—

International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio	*

Evolving World Growth Fund	1.75%	2.50%	1.50%	—

Global Equity Fund	1.40%	2.15%	1.15%	—

Global Growth and Income Fund	1.75%	2.50%	1.50%	—

Total Return Bond Fund	0.90%	1.65%	0.65%	—

High Income Opportunities Fund	1.00%	1.75%	0.75%	—

Short-Term Bond Fund	0.65%	—	0.40%	—

*

The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund’s other share classes.

These agreements are binding on Calamos Advisors through March 1, 2022.

For the year ended October 31, 2019, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$292,334

Phineus Long/Short Fund	105,456

Timpani Small Cap Growth Fund	21,294

Timpani SMID Growth Fund	50,102

Growth Fund	16,726

Dividend Growth Fund	110,815

www.calamos.com	173

Notes to Financial Statements

FUND	AMOUNT
Opportunistic Value Fund	$209,608

International Growth Fund	804,880

Global Equity Fund	102,614

Total Return Bond Fund	99,462

High Income Opportunities Fund	108,907

Short-Term Bond Fund	113,630

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended October 31, 2019, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$41,975

Hedged Equity Fund	7,822

Phineus Long/Short Fund	28,880

Convertible Fund	14,540

Global Convertible Fund	311

Timpani Small Cap Growth Fund	3,886

Growth Fund	35,395

Growth and Income Fund	89,746

Dividend Growth Fund	1,221

Opportunistic Value Fund	1,206

International Growth Fund	1,375

Evolving World Growth Fund	1,345

Global Equity Fund	879

Global Growth and Income Fund	4,614

Total Return Bond Fund	350

High Income Opportunities Fund	365

Short-Term Bond Fund	38

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2019, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	97%

Opportunistic Value Fund	46

High Income Opportunities Fund	28

As of October 31, 2019, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund held 2.6%, 69.8%, and 16.5% of the outstanding shares respectively of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a

174	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At October 31, 2019, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$147,978

Hedged Equity Fund	5,126

Phineus Long/Short Fund	6,821

Convertible Fund	143,875

Global Convertible Fund	5,164

Growth Fund	660,571

Growth and Income Fund	292,533

Dividend Growth Fund	6,829

Opportunistic Value Fund	73,211

International Growth Fund	53,664

Evolving World Growth Fund	22,318

Global Equity Fund	30,919

Global Growth and Income Fund	111,924

Total Return Bond Fund	33,378

High Income Opportunities Fund	80,712

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2019 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Market Neutral Income Fund	$49,831,055	$8,184,880,897	$—	$7,392,862,564

Hedged Equity Fund	—	285,778,966	—	145,666,767

Phineus Long/Short Fund	—	2,101,823,709	—	2,668,089,803

Convertible Fund	—	342,713,274	5,846,250	230,069,047

Global Convertible Fund	4,070,828	52,807,517	5,435,446	50,105,998

Timpani Small Cap Growth Fund	—	110,645,450	—	105,543,219

Timpani SMID Growth Fund	—	15,120,467	—	5,029,133

Growth Fund	—	940,238,507	—	1,250,286,098

Growth and Income Fund	—	349,317,285	—	506,678,427

Dividend Growth Fund	—	2,951,633	—	11,996,097

Opportunistic Value Fund	—	35,034,054	—	41,060,304

International Growth Fund	—	165,550,420	—	207,943,262

Evolving World Growth Fund	—	138,714,428	—	181,901,270

Global Equity Fund	—	62,306,165	—	82,495,632

Global Growth and Income Fund	—	108,374,644	6,251,184	126,119,194

Total Return Bond Fund	21,674,499	11,456,643	8,025,405	26,178,178

High Income Opportunities Fund	—	19,740,390	—	27,068,570

Short-Term Bond Fund	180,345,104	221,712,152	165,978,619	30,781,400

www.calamos.com	175

Notes to Financial Statements

The following information is presented on a federal income tax basis as of October 31, 2019. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2019 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$5,437,481,507	$1,630,802,804	$(1,057,889,668)	$572,913,136

Hedged Equity Fund	215,827,564	32,258,517	(11,432,970)	20,825,547

Phineus Long/Short Fund	177,292,597	64,823,289	(138,835,012)	(74,011,723)

Convertible Fund	711,897,065	83,850,234	(10,224,114)	73,626,120

Global Convertible Fund	130,822,741	10,436,790	(4,061,900)	6,374,890

Timpani Small Cap Growth Fund	62,962,626	16,550,891	(550,906)	15,999,985

Timpani SMID Growth Fund	9,262,240	392,670	(536,847)	(144,177)

Growth Fund	1,101,908,953	345,983,716	(18,971,103)	327,012,613

Growth and Income Fund	1,521,436,472	583,119,329	(49,244,453)	533,874,876

Dividend Growth Fund	12,151,140	5,401,792	(274,561)	5,127,231

Opportunistic Value Fund	38,333,444	6,983,675	(207,204)	6,776,471

International Growth Fund	173,785,910	39,769,509	(4,802,957)	34,966,552

Evolving World Growth Fund	132,570,298	33,820,116	(4,378,290)	29,441,826

Global Equity Fund	64,417,807	18,270,482	(1,169,743)	17,100,739

Global Growth and Income Fund	128,858,807	22,374,130	(2,377,891)	19,996,239

Total Return Bond Fund	64,325,109	2,117,535	(223,310)	1,894,225

High Income Opportunities Fund	50,133,591	1,136,634	(3,166,318)	(2,029,684)

Short-Term Bond Fund	223,585,336	2,357,932	(47,442)	2,310,490

Note 4 – Income Taxes

For the fiscal year ended October 31, 2019, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Market Neutral Income Fund	$(5,654,278)	$(43,796,680)	$49,450,958

Hedged Equity Fund	—	(55,988)	55,988

Phineus Long/Short Fund	10,837,708	(2,641,212)	(8,196,496)

Convertible Fund	103,491	(10,850,135)	10,746,644

Global Convertible Fund	(217,025)	(250,886)	467,911

Timpani Small Cap Growth Fund*	(681,641)	1,267,742	(586,101)

Timpani SMID Growth Fund	(20,531)	20,531	—

Growth Fund	31,759,087	2,219,611	(33,978,698)

Growth and Income Fund	4,208,230	2,137,234	(6,345,464)

Dividend Growth Fund	669,072	(8,145)	(660,927)

Opportunistic Value Fund	294,570	(5,162)	(289,408)

International Growth Fund	536,502	(1,349,767)	813,265

Evolving World Growth Fund	(272,243)	88,128	184,115

Global Equity Fund	1,864,034	76,942	(1,940,976)

Global Growth and Income Fund	1,529,517	(1,320,181)	(209,336)

Total Return Bond Fund	—	33,305	(33,305)

High Income Opportunities Fund	(1)	6,170	(6,169)

Short-Term Bond Fund	1,558	422,579	(424,137)

*

Timpani Small Cap Growth Fund also recorded a permanent reclassification to reflect tax character for the 12 month period ended June 30, 2019 (prior tax year-end). Paid-In Capital and Accumulated Net Realized Gain/(Loss) On Investments were reduced by $447,181 and $560,563, respectively. Accumulated Undistributed/(Overdistributed) Net Investment Income was increased by $1,007,744.

176	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2019			YEAR OR PERIOD ENDED OCTOBER 31, 2018
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$217,846,961	$123,320,794	—	$77,379,152	$80,809,364	—

Hedged Equity Income Fund	1,391,398	2,507,353	—	294,253	223	—

Phineus Long/Short Fund	39,979,878	8,774,837	—	4,847,673	3,469,521	—

Convertible Fund	25,865,067	52,484,924	—	10,520,105	18,076,624	—

Global Convertible Fund	4,182,325	2,821,821	—	1,935,321	2,717,363	—

Timpani SMID Growth Fund	—	—	—	—	—	—

Growth Fund	55,623,655	183,241,565	—	34,957,588	218,784,460	—

Growth and Income Fund	40,039,934	111,810,729	—	30,462,496	116,932,931	—

Dividend Growth Fund	159,783	1,542,903	—	157,148	2,083,020	—

Opportunistic Value Fund	1,915,605	5,732,033	—	679,851	1,596,824	—

International Growth Fund	824,415	23,806,913	—	2,007,704	16,295,738	—

Evolving World Growth Fund	233,278	—	—	2,351,175	—	110

Global Equity Fund	856,978	19,728,912	—	2,634,875	13,457,533	—

Global Growth and Income Fund	3,954,070	16,447,349	—	2,786,565	13,090,122	—

Total Return Bond Fund	1,448,909	—	—	1,692,483	352,324	179,920

High Income Opportunities Fund	2,714,610	—	—	3,181,977	—	—

Short-Term Bond Fund	4,371,556	—	—	54,170	—	—

FUND	YEAR OR PERIOD ENDED	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Timpani Small Cap Growth Fund	June 30, 2018	$—	$—	—

	June 30, 2019	—	4,768,338	—

	October 31, 2019	—	90,869	—

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$26,284,243	$545,135	$1,884,471	$2,468,298	$1,451,990

Undistributed capital gains	—	—	—	—	685,870

Total undistributed earnings	26,284,243	545,135	1,884,471	2,468,298	2,137,860

Accumulated capital and other losses	(294,470,932)	(11,335,520)	—	—	—

Net unrealized gains/(losses)	573,409,775	20,825,547	(74,012,650)	73,624,966	6,374,327

Total accumulated earnings/(losses)	305,223,086	10,035,162	(72,128,179)	76,093,264	8,512,187

Other	(47,435,246)	(15,600)	(1,599,345)	(111,054)	(16,084)

Paid-in-capital	8,457,365,989	226,777,465	866,644,821	668,942,332	124,437,285

Net assets applicable to common shareholders	$8,715,153,829	$236,797,027	$792,917,297	$744,924,542	$132,933,388

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$4,972,055

Undistributed capital gains	3,965,852	—	124,358,575	48,354,057

Total undistributed earnings	3,965,852	—	124,358,575	53,326,112

Accumulated capital and other losses	—	(849,029)	—	—

Net unrealized gains/(losses)	15,999,985	(144,177)	327,010,817	533,872,836

Total accumulated earnings/(losses)	19,965,837	(993,206)	451,369,392	587,198,948

Other	—	—	(264,098)	(172,416)

Paid-in-capital	60,492,987	10,359,469	946,569,577	1,413,836,437

Net assets applicable to common shareholders	$80,458,824	$9,366,263	$1,397,674,871	$2,000,862,969

www.calamos.com	177

Notes to Financial Statements

	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$29,164	$313,127	$—	$1,493,605	$—

Undistributed capital gains	1,897,921	—	—	—	6,071,360

Total undistributed earnings	1,927,085	313,127	—	1,493,605	6,071,360

Accumulated capital and other losses	—	—	(1,687,258)	(18,344,051)	—

Net unrealized gains/(losses)	5,127,231	6,776,471	34,853,598	29,301,928	17,068,728

Total accumulated earnings/(losses)	7,054,316	7,089,598	33,166,340	12,451,482	23,140,088

Other	(6,669)	(80,557)	44,680	(71,781)	(92,359)

Paid-in-capital	10,235,074	38,017,437	171,786,252	149,584,526	57,817,754

Net assets applicable to common shareholders	$17,282,721	$45,026,478	$204,997,272	$161,964,227	$80,865,483

	GLOBAL GROWTH AND INCOME FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$—	$18,056	$24,873	$1,392,893

Undistributed capital gains	1,481,802	—	—	12,636

Total undistributed earnings	1,481,802	18,056	24,873	1,405,529

Accumulated capital and other losses	—	(843,473)	(9,544,054)	—

Net unrealized gains/(losses)	19,946,688	1,894,225	(2,029,684)	2,310,490

Total accumulated earnings/(losses)	21,428,490	1,068,808	(11,548,865)	3,716,019

Other	(189,445)	(52,124)	(116,662)	(2,044)

Paid-in-capital	130,166,751	60,046,857	55,680,095	214,439,052

Net assets applicable to common shareholders	$151,405,796	$61,063,541	$44,014,568	$218,153,027

The following Funds had capital loss carryforwards for the year ended October 31, 2019, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Market Neutral Income Fund	$(177,336,915)	$(117,134,017)

Hedged Equity Fund	(4,293,571)	(7,041,949)

Timpani SMID Growth Fund	(849,029)	—

International Growth Fund	(1,687,258)	—

Evolving World Growth Fund	(18,344,051)	—

Total Return Bond Fund	(335,762)	(507,711)

High Income Opportunities Fund	(1,082,399)	(8,461,655)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

178	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of October 31, 2019, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

www.calamos.com	179

Notes to Financial Statements

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of October 31, 2019, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$—	$207,724

Purchased options(2)	52,237,565	—

Written options(3)	—	573,181,455

Total Return Swaps(4)	104,638	—

	$52,342,203	$573,389,179

	HEDGED EQUITY FUND
Gross amounts at fair value:

Purchased options(2)	$1,349,799	$—

Written options(3)	—	19,907,178

	$1,349,799	$19,907,178

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:

Purchased options(2)	$1,829,708	$—

Written options(3)	—	4,331,844

	$1,829,708	$4,331,844

	CONVERTIBLE FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$—	$1,154

Purchased options(2)	3,545,635	—

Written options(3)	—	63,000

	$3,545,635	$64,154

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:

Purchased options(2)	$926,353	$—

	$926,353	$—

	GROWTH FUND
Gross amounts at fair value:

Purchased options(2)	$186,625	$—

Written options(3)	—	751,100

	$186,625	$751,100

180	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH AND INCOME FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$—	$2,040

Purchased options(2)	11,798,458	—

Written options(3)	—	102,430

	$11,798,458	$104,470

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:

Forward foreign currency contracts(1)	$1,202	$—

Purchased options(2)	1,243,327	—

Written options(3)	—	117,704

	$1,244,529	$117,704

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:

Purchased options(2)	$2,647,932	$—

	$2,647,932	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:

Purchased options(1)	$108,789	$—

Written options(2)	—	17,291

	$108,789	$17,291

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:

Purchased options(1)	$1,603,048	$—

Written options(2)	—	18,645

	$1,603,048	$18,645

	SHORT-TERM BOND FUND
Gross amounts at fair value:

Futures contracts(5)	$—	$5,363

	$—	$5,363

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2019:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$113,917	$—	$—	$113,917

State Street Bank and Trust	ISDA	—	89,662	—	—	89,662

Goldman Sachs & Co.	ISDA	4,359	4,145	—	214	—

Morgan Stanley & Co.	ISDA	100,279	—	—	100,279	—

		$104,638	$207,724	$—	$100,493	$203,579

www.calamos.com	181

Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$—	$1,154	$—	$—	$1,154

		$—	$1,154	$—	$—	$1,154

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Goldman Sachs & Co.	ISDA	$—	$73	$—	$—	$73

State Street Bank and Trust	ISDA	—	1,967	—	—	1,967

		$—	$2,040	$—	$—	$2,040

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Goldman Sachs & Co.		$1,202	$—	$—	$1,202	$—

		$1,202	$—	$—	$1,202	$—

For the year ended October 31, 2019, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	FUTURES CONTRACTS(5)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	686,826,521	—	283,312	190,134	17,799,401

Hedged Equity Fund	—	—	11,328	6,869	—

Phineus Long/Short Fund	—	—	662,982	627,382	—

Convertible Fund	33,644,369	—	20,588	951	—

Global Convertible Fund	357	—	3,911	130	—

Growth Fund	—	—	137,644	128,965	—

Growth and Income Fund	37,452,532	—	176,373	21,406	—

Opportunistic Value Fund	—	—	30	30	—

International Growth Fund	209,917,854	—	35,510	3,453	—

Evolving World Growth Fund	518	—	66,173	780	—

Global Equity Fund	98	—	4,808	657	—

Global Growth and Income Fund	—	—	15,736	3,527	—

Short-Term Bond Fund	—	20	—	—	—

*

Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)

Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)

Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)

Generally, the Statement of Assets and Liabilities location for Futures contracts is Variation margin on open futures contracts for asset derivatives and Variation margin on open futures contracts for liability derivatives.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as

182	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2019.

FUND	VALUE OF SECURITIES ON LOAN TO BROKER- DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/FROM COUNTERPARTY
		EQUITY	FIXED INCOME	TOTAL
Market Neutral Income Fund	$102,369,545	$56,606,652	$95,093,763	$151,700,415	$49,330,870

Hedged Equity Fund	—	1,208,863	—	1,208,863	1,208,863

Phineus Long/Short Fund	11,962,705	19,327,669	—	19,327,669	7,364,964

Convertible Fund	43,780,562	2,793,406	42,968,465	45,761,871	1,981,309

Global Convertible Fund	3,755,500	—	6,466,618	6,466,618	2,711,118

Growth Fund	29,711,149	43,164,771	—	43,164,771	13,453,622

Growth and Income Fund	47,952,028	21,577,410	42,228,841	63,806,251	15,854,223

Dividend Growth Fund	—	79,006	—	79,006	79,006

Opportunistic Value Fund	293,100	623,892	—	623,892	330,792

International Growth Fund	3,983,662	7,955,941	—	7,955,941	3,972,279

Evolving World Growth Fund	1,297,500	3,479,479	—	3,479,479	2,181,979

Global Equity Fund	72,557	2,412,272	—	2,412,272	2,339,715

Global Growth and Income Fund	—	3,123,022	—	3,123,022	3,123,022

Total Return Bond Fund	4,728,925	—	8,151,274	8,151,274	3,422,349

High Income Opportunities Fund	3,959,174	130,148	4,302,116	4,432,264	473,090

Short-Term Bond Fund	6,579,080	—	7,431,693	7,431,693	852,613

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

www.calamos.com	183

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$3,526,205,223	$—	$3,526,205,223

Synthetic Convertible Securities (Purchased Options)	10,501,140	20,594,550	—	31,095,690

Synthetic Convertible Securities (U.S. Government and Agency Security)	—	50,411,133	—	50,411,133

Convertible Preferred Stocks	384,106,619	57,017,900	—	441,124,519

Common Stocks U.S.	4,677,524,859	—	—	4,677,524,859

Exchange-Traded Funds	26,086,380	—	—	26,086,380

Investments in Affiliated Funds	152,367,617	—	—	152,367,617

Purchased options	21,141,875	—	—	21,141,875

Short Term Investments	302,150,189	—	—	302,150,189

Investment of Cash Collateral For Securities Loaned	36,524,248	65,845,297	—	102,369,545

Total Return Swaps	—	104,638	—	104,638

Total	$5,610,402,927	$3,720,178,741	$—	$9,330,581,668

Liabilities:

Common Stocks Sold Short U.S.	$2,623,461,468	$—	$—	$2,623,461,468

Common Stocks Sold Short Foreign	123,542,234	—	—	123,542,234

Written options	573,181,455	—	—	573,181,455

Forward Foreign Currency Contracts	—	207,724	—	207,724

Total	$3,320,185,157	$207,724	$—	$3,320,392,881

	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$240,502,513	$—	$—	$240,502,513

Exchange-Traded Funds	11,247,476	—	—	11,247,476

Purchased options	1,349,799	—	—	1,349,799

Short Term Investments	3,460,501	—	—	3,460,501

Total	$256,560,289	$—	$—	$256,560,289

Liabilities:

Written options	$19,907,178	$—	$—	$19,907,178

Total	$19,907,178	$—	$—	$19,907,178

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$693,066,814	$—	$—	$693,066,814

Common Stocks Foreign	—	16,702,142	—	16,702,142

Investments in Affiliated Funds	36,060,658	—	—	36,060,658

Purchased options	1,829,708	—	—	1,829,708

Short Term Investments	56,122,108	—	—	56,122,108

Investment of Cash Collateral For Securities Loaned	—	11,962,705	—	11,962,705

Total	$787,079,288	$28,664,847	$—	$815,744,135

Liabilities:

Common Stocks Sold Short U.S.	$58,580,555	$—	$—	$58,580,555

Exchange-Traded Funds Sold Short	649,550,862	—	—	649,550,862

Written options	4,331,844	—	—	4,331,844

Total	$712,463,261	$—	$—	$712,463,261

184	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$573,594,638	$—	$573,594,638

Synthetic Convertible Securities (U.S. Government and Agency Security)	—	12,300,543	—	12,300,543

Synthetic Convertible Securities (Purchased Options)	2,550,885	—	—	2,550,885

Convertible Preferred Stocks	117,979,348	—	—	117,979,348

Common Stocks U.S.	17,133,749	—	—	17,133,749

Purchased options	994,750	—	—	994,750

Short Term Investments	17,251,710	—	—	17,251,710

Investment of Cash Collateral For Securities Loaned	20,867,259	22,913,303	—	43,780,562

Total	$176,777,701	$608,808,484	$—	$785,586,185

Liabilities:

Written options	$63,000	$—	$—	$63,000

Forward Foreign Currency Contracts	—	1,154	—	1,154

Total	$63,000	$1,154	$—	$64,154

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$100,140,902	$—	$100,140,902

Synthetic Convertible Securities (U.S. Government and Agency Securities)	—	10,743,533	—	10,743,533

Synthetic Convertible Securities (Purchased Options)	926,353	—	—	926,353

Convertible Preferred Stocks	16,782,701	673,431	—	17,456,132

Bank Loans	—	408,906	—	408,906

Short Term Investments	3,766,305	—	—	3,766,305

Investment of Cash Collateral For Securities Loaned	—	3,755,500	—	3,755,500

Total	$21,475,359	$115,722,272	$—	$137,197,631

	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$76,958,412	$—	$—	$76,958,412

Short Term Investments	2,004,199	—	—	2,004,199

Total	$78,962,611	$—	$—	$78,962,611

	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$9,098,121	$—	$—	$9,098,121

Short Term Investments	19,942	—	—	19,942

Total	$9,118,063	$—	$—	$9,118,063

www.calamos.com	185

Notes to Financial Statements

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$1,307,904,533	$—	$—	$1,307,904,533

Common Stocks Foreign	2,138,873	5,499,845	—	7,638,718

Exchange-Traded Funds	2,092,904	—	—	2,092,904

Investments in Affiliated Funds	5,662,175	—	—	5,662,175

Purchased options	186,625	—	—	186,625

Short Term Investments	76,476,562	—	—	76,476,562

Investment of Cash Collateral For Securities Loaned	8,401,922	21,309,227	—	29,711,149

Total	$1,402,863,594	$26,809,072	$—	$1,429,672,666

Liabilities:

Written options	$751,100	$—	$—	$751,100

Total	$751,100	$—	$—	$751,100

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$59,550,818	$—	$59,550,818

Convertible Bonds	—	262,112,544	—	262,112,544

U.S. Government and Agency Securities	—	33,785,133	—	33,785,133

Convertible Preferred Stocks	126,580,763	16,559,274	—	143,140,037

Common Stocks U.S.	1,430,172,581	—	—	1,430,172,581

Exchange-Traded Funds	23,563,407	—	—	23,563,407

Purchased options	11,798,458	—	—	11,798,458

Short Term Investments	43,338,772	—	—	43,338,772

Investment of Cash Collateral For Securities Loaned	21,197,013	26,755,015	—	47,952,028

Total	$1,656,650,994	$398,762,784	$—	$2,055,413,778

Liabilities:

Written options	$102,430	$—	$—	$102,430

Forward Foreign Currency Contracts	—	2,040	—	2,040

Total	$102,430	$2,040	$—	$104,470

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$16,787,547	$—	$—	$16,787,547

Short Term Investments	490,824	—	—	490,824

Total	$17,278,371	$—	$—	$17,278,371

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$44,330,967	$—	$—	$44,330,967

Exchange-Traded Funds	334,140	—	—	334,140

Short Term Investments	151,708	—	—	151,708

Investment of Cash Collateral For Securities Loaned	—	293,100	—	293,100

Total	$44,816,815	$293,100	$—	$45,109,915

186	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$50,355,502	$—	$—	$50,355,502

Common Stocks Foreign	13,486,837	139,799,383	—	153,286,220

Purchased options	1,243,327	—	—	1,243,327

Short Term Investments	1,455	—	—	1,455

Investment of Cash Collateral For Securities Loaned	—	3,983,662	—	3,983,662

Forward Foreign Currency Contracts	—	1,202	—	1,202

Total	$65,087,121	$143,784,247	$—	$208,871,368

Liabilities:

Written options	$117,704	$—	$—	$117,704

Total	$117,704	$—	$—	$117,704

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$33,952,607	$—	$33,952,607

Convertible Preferred Stocks	1,786,983	—	—	1,786,983

Common Stocks Foreign	13,759,816	76,737,626	—	90,497,442

Common Stocks U.S.	31,552,379	—	—	31,552,379

Purchased Options	2,647,932	—	—	2,647,932

Short Term Investments	277,281	—	—	277,281

Investment of Cash Collateral For Securities Loaned	—	1,297,500	—	1,297,500

Total	$50,024,391	$111,987,733	$—	$162,012,124

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks U.S.	$43,106,589	$—	$—	$43,106,589

Common Stocks Foreign	1,906,447	36,340,637	—	38,247,084

Purchased options	108,789	—	—	108,789

Short Term Investments	818	—	—	818

Investment of Cash Collateral For Securities Loaned	—	72,557	—	72,557

Total	$45,122,643	$36,413,194	$—	$81,535,837

Liabilities:

Written options	$17,291	$—	$—	$17,291

Total	$17,291	$—	$—	$17,291

www.calamos.com	187

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Convertible Bonds	$—	$35,262,492	$—	$35,262,492

U.S. Government and Agency Securities	—	4,527,883	—	4,527,883

Convertible Preferred Stocks	8,409,997	—	—	8,409,997

Common Stocks U.S.	49,569,366	—	—	49,569,366

Common Stocks Foreign	3,498,528	45,253,042	—	48,751,570

Purchased options	1,603,048	—	—	1,603,048

Short Term Investments	749,335	—	—	749,335

Total	$63,830,274	$85,043,417	$—	$148,873,691

Liabilities:

Written options	$18,645	$—	$—	$18,645

Total	$18,645	$—	$—	$18,645

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$25,374,426	$—	$25,374,426

Bank Loans	—	1,784,201	—	1,784,201

U.S. Government and Agency Securities	—	27,210,553	—	27,210,553

Asset Backed Securities	—	3,634,365	—	3,634,365

Short Term Investments	3,486,864	—	—	3,486,864

Investment of Cash Collateral For Securities Loaned	—	4,728,925	—	4,728,925

Total	$3,486,864	$62,732,470	$—	$66,219,334

	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$34,802,991	$—	$34,802,991

Convertible Bonds	—	461,137	—	461,137

Bank Loans	—	4,921,506	—	4,921,506

Convertible Preferred Stocks	333,149	—	—	333,149

Common Stocks U.S.	634,063	—	—	634,063

Short Term Investments	2,991,887	—	—	2,991,887

Investment of Cash Collateral For Securities Loaned	—	3,959,174	—	3,959,174

Total	$3,959,099	$44,144,808	$—	$48,103,907

188	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Corporate Bonds	$—	$155,305,105	$—	$155,305,105

Convertible Bonds	—	411,810	—	411,810

U.S. Government and Agency Securities	—	15,273,721	—	15,273,721

Bank Loans	—	9,136,749	—	9,136,749

Asset Backed Securities	—	32,053,661	—	32,053,661

Residential Mortgage Backed Securities	—	3,744,168	—	3,744,168

Municipal Obligations	—	644,808	—	644,808

Short Term Investments	2,752,087	—	—	2,752,087

Investment of Cash Collateral For Securities Loaned	—	6,579,080	—	6,579,080

Total	$2,752,087	$223,149,102	$—	$225,901,189

Liabilities:

Futures Contracts	$5,363	$—	$—	$5,363

Total	$5,363	$—	$—	$5,363

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2019:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	29,680,352	$393,434,323	925,177	$10,546,955	2,254,270	$26,483,229

Shares issued as reinvestment of distributions	2,440,956	31,487,658	13,843	150,877	325,291	3,636,756

Less shares redeemed	(31,909,968)	(423,741,284)	(512,821)	(5,874,811)	(4,940,696)	(57,831,780)

Net increase (decrease)	211,340	$1,180,697	426,199	$4,823,021	(2,361,135)	$(27,711,795)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,630,014	$75,990,349	210,465	$2,373,495	566,072	$6,503,222

Shares issued as reinvestment of distributions	747,645	9,756,404	1,761	18,780	170,003	1,859,837

Less shares redeemed	(9,405,506)	(126,560,124)	(83,016)	(944,143)	(1,750,780)	(20,083,924)

Net increase (decrease)	(3,027,847)	$(40,813,371)	129,210	$1,448,132	(1,014,705)	$(11,720,865)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	271,275,266	$3,554,451,162	14,314,809	$163,261,984	26,643,604	$315,706,970

Shares issued as reinvestment of distributions	19,385,503	247,263,382	341,162	3,725,247	2,860,728	32,211,796

Less shares redeemed	(134,555,579)	(1,756,564,721)	(3,761,065)	(42,830,646)	(53,808,028)	(636,263,810)

Net increase (decrease)	156,105,190	$2,045,149,823	10,894,906	$124,156,585	(24,303,696)	$(288,345,044)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

www.calamos.com	189

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	6,464,165	$109,061,464	224,720	$2,390,163

Shares issued as reinvestment of distributions	1,415,747	21,910,099	52,472	528,310

Less shares redeemed	(5,432,904)	(92,274,164)	(499,335)	(5,383,927)

Net increase (decrease)	2,447,008	$38,697,399	(222,143)	$(2,465,454)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	744,331	$12,386,248	39,365	$411,226

Shares issued as reinvestment of distributions	866,407	13,169,660	16,672	165,169

Less shares redeemed	(5,557,821)	(92,761,975)	(107,257)	(1,138,486)

Net increase (decrease)	(3,947,083)	$(67,206,067)	(51,220)	$(562,091)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	19,705,724	$294,220,340	4,110,369	$43,882,156

Shares issued as reinvestment of distributions	2,759,584	37,785,812	610,630	6,166,716

Less shares redeemed	(10,664,606)	(159,681,159)	(5,045,984)	(53,026,740)

Net increase (decrease)	11,800,702	$172,324,993	(324,985)	$(2,977,868)

Class R6(a)	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—

Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

190	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CALAMOS TIMPANI SMALL CAP GROWTH FUND MAY 31, 2019 THROUGH OCTOBER 31, 2019		CALAMOS TIMPANI SMALL CAP GROWTH FUND JULY 1, 2018 THROUGH MAY 31, 2019*		TIMPANI SMID GROWTH FUND(b)		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	69,544	$1,650,315	44,877	$1,083,466	1,000	$10,000	9,587,177	$284,967,966

Shares issued as reinvestment of distributions	—	—	14,580	286,931	—	—	3,896,550	99,712,712

Less shares redeemed	(9,348)	(215,625)	(48,199)	(1,178,916)	—	—	(6,077,197)	(187,586,969)

Net increase (decrease)	60,196	$1,434,690	11,258	$191,481	1,000	$10,000	7,406,530	$197,093,709

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—	323,807	$5,218,792

Shares issued as reinvestment of distributions	—	—	—	—	—	—	4,480,634	65,327,650

Less shares redeemed	—	—	—	—	—	—	(17,750,289)	(302,227,922)

Net increase (decrease)	—	$—	—	$—	—	$—	(12,945,848)	$(231,681,480)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	447,393	$10,684,843	612,221	$14,843,109	1,036,544	$10,360,000	838,179	$35,111,918

Shares issued as reinvestment of distributions	—	—	179,215	3,600,415	—	—	776,327	27,140,373

Less shares redeemed	(261,577)	(6,205,215)	(525,834)	(12,408,640)	—	—	(1,749,854)	(72,895,718)

Net increase (decrease)	185,816	$4,479,628	265,602	$6,034,884	1,036,544	$10,360,000	(135,348)	$(10,643,427)

Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	46,065	$1,166,355	—	$—	1,000	$10,000	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—	—	—

Net increase (decrease)	46,065	$1,166,355	—	$—	1,000	$10,000	—	$—

*

Activity shown includes activity of the Predecessor Fund prior to May 31, 2019. The Class I activity prior to May 31, 2019 includes the Predecessor Fund’s Service and Institutional share classes that were reorganized into Class I.

(a)	Timpani Small Cap Growth Fund Class R6 shares commenced operations on June 1, 2019.

(b)	Timpani SMID Growth Fund commenced operations on July 31, 2019.

www.calamos.com	191

Notes to Financial Statements

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,497,710	$391,728,042	101,755	$1,250,779	231,417	$3,076,083	929,035	$15,634,398

Shares issued as reinvestment of distributions	1,925,650	55,053,122	9,354	102,817	111,969	1,322,359	362,648	5,305,535

Less shares redeemed	(6,230,340)	(197,413,390)	(29,247)	(358,368)	(932,810)	(14,108,734)	(1,581,022)	(26,727,598)

Net increase (decrease)	8,193,020	$249,367,774	81,862	$995,228	(589,424)	$(9,710,292)	(289,339)	$(5,787,665)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	636,780	$19,754,168	32,760	$358,846	270,582	$3,672,986	45,648	$628,378

Shares issued as reinvestment of distributions	1,054,355	29,744,060	3,605	38,283	119,355	1,232,939	171,935	2,240,319

Less shares redeemed	(13,016,220)	(409,666,760)	(71,003)	(857,004)	(276,544)	(3,194,104)	(898,962)	(13,296,115)

Net increase (decrease)	(11,325,085)	$(360,168,532)	(34,638)	$(459,875)	113,393	$1,711,821	(681,379)	$(10,427,418)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,855,294	$204,430,740	232,224	$2,874,396	737,982	$11,740,442	1,334,479	$22,380,624

Shares issued as reinvestment of distributions	1,861,051	50,896,933	81,633	892,276	383,272	4,645,250	1,006,590	15,149,175

Less shares redeemed	(6,328,452)	(188,989,797)	(1,011,497)	(12,118,417)	(564,747)	(7,744,938)	(3,344,240)	(57,605,298)

Net increase (decrease)	2,387,893	$66,337,876	(697,640)	$(8,351,745)	556,507	$8,640,754	(1,003,171)	$(20,075,499)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—	455,301	$7,480,147

Shares issued as reinvestment of distributions	—	—	—	—	—	—	160	2,420

Less shares redeemed	—	—	—	—	—	—	(56,933)	(1,031,314)

Net increase (decrease)	—	$—	—	$—	—	$—	398,528	$6,451,253

192	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	384,571	$5,201,193	577,546	$6,138,141	4,520,918	$37,428,463

Shares issued as reinvestment of distributions	—	—	421,580	4,009,226	741,067	5,601,253

Less shares redeemed	(1,154,814)	(15,562,395)	(1,280,011)	(14,645,366)	(2,518,918)	(21,112,416)

Net increase (decrease)	(770,243)	$(10,361,202)	(280,885)	$(4,497,999)	2,743,067	$21,917,300

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	53,119	$652,490	203,747	$2,231,301	392,744	$2,622,942

Shares issued as reinvestment of distributions	—	—	289,494	2,417,271	832,154	5,492,212

Less shares redeemed	(535,243)	(6,774,470)	(586,685)	(5,706,218)	(6,069,077)	(44,055,702)

Net increase (decrease)	(482,124)	$(6,121,980)	(93,444)	$(1,057,646)	(4,844,179)	$(35,940,548)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,175,634	$15,961,982	402,501	$4,628,884	1,273,631	$10,798,427

Shares issued as reinvestment of distributions	—	—	1,073,542	10,520,717	782,448	6,100,697

Less shares redeemed	(4,778,472)	(64,713,668)	(1,267,362)	(15,267,035)	(3,833,527)	(33,224,249)

Net increase (decrease)	(3,602,838)	$(48,751,686)	208,681	$(117,434)	(1,777,448)	$(16,325,125)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

www.calamos.com	193

Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	997,327	$10,048,728	921,595	$7,738,365	62,838	$634,792

Shares issued as reinvestment of distributions	43,240	442,703	228,497	1,902,920	721	7,319

Less shares redeemed	(643,180)	(6,480,705)	(791,789)	(6,569,707)	(7,105)	(72,160)

Net increase (decrease)	397,387	$4,010,726	358,303	$3,071,578	56,454	$569,951

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	166,274	$1,656,441	47,632	$420,946	—	$—

Shares issued as reinvestment of distributions	7,828	79,230	27,606	240,276	—	—

Less shares redeemed	(549,775)	(5,533,304)	(968,833)	(8,562,524)	—	—

Net increase (decrease)	(375,673)	$(3,797,633)	(893,595)	$(7,901,302)	—	$—

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,774,798	$18,474,632	206,491	$1,734,024	19,799,992	$198,535,221

Shares issued as reinvestment of distributions	79,328	810,296	50,266	418,310	86,089	866,912

Less shares redeemed	(1,831,206)	(18,574,369)	(336,941)	(2,812,781)	(70,159)	(713,694)

Net increase (decrease)	22,920	$710,559	(80,184)	$(660,447)	19,815,922	$198,688,439

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

194	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the year or period ended October 31, 2018:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,304,729	$313,766,420	3,026,723	$34,707,585	6,488,594	$81,785,520

Shares issued as reinvestment of distributions	1,389,035	18,438,255	8,436	98,050	77,219	962,149

Shares converted from class R	456,993	6,105,427	—	—	—	—

Less shares redeemed	(20,993,918)	(282,581,777)	(2,677,841)	(30,489,455)	(3,035,625)	(38,072,768)

Net increase (decrease)	4,156,839	$55,728,325	357,318	$4,316,180	3,530,188	$44,674,901

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,044,232	$69,003,246	41,040	$471,929	2,677,188	$33,309,114

Shares issued as reinvestment of distributions	410,720	5,529,317	8	87	32,298	397,268

Less shares redeemed	(4,056,839)	(55,404,303)	(2,778)	(30,004)	(704,983)	(8,639,555)

Net increase (decrease)	1,398,113	$19,128,260	38,270	$442,012	2,004,503	$25,066,827

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	201,073,177	$2,677,721,119	7,299,401	$84,667,799	72,928,696	$926,283,927

Shares issued as reinvestment of distributions	8,642,306	113,598,391	16,925	196,116	392,138	4,909,564

Less shares redeemed	(67,773,139)	(900,807,963)	(414,839)	(4,747,085)	(19,452,058)	(243,175,678)

Net increase (decrease)	141,942,344	$1,890,511,547	6,901,487	$80,116,830	53,868,776	$688,017,813

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	25,000	$332,597	—	$—	—	$—

Shares issued as reinvestment of distributions	7,310	96,131	—	—	—	—

Less shares redeemed	(58,819)	(784,131)	—	—	—	—

Shares converted to class A	(458,875)	(6,105,427)	—	—	—	—

Net increase (decrease)	(485,384)	$(6,460,830)	—	$—	—	$—

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

www.calamos.com	195

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		CALAMOS TIMPANI SMALL CAP GROWTH FUND*		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,490,392	$46,027,206	769,987	$8,556,786	65,597	$1,462,983	1,045,901	$35,392,030

Shares issued as reinvestment of distributions	445,294	7,973,633	44,303	483,005	—	—	3,302,766	106,811,442

Shares converted from class R	94,626	1,692,856	743	8,253	—	—	160,063	5,406,928

Less shares redeemed	(3,539,359)	(65,339,068)	(911,638)	(10,154,591)	(43,464)	(897,610)	(6,039,038)	(208,488,738)

Net increase (decrease)	(509,047)	$(9,645,373)	(96,605)	$(1,106,547)	22,133	$565,373	(1,530,308)	$(60,878,338)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	451,525	$8,239,481	147,136	$1,617,477	—	$—	239,855	$5,182,517

Shares issued as reinvestment of distributions	263,210	4,631,349	8,538	91,739	—	—	3,338,958	68,882,701

Less shares redeemed	(1,653,755)	(30,141,422)	(51,663)	(566,118)	—	—	(4,283,795)	(95,076,494)

Net increase (decrease)	(939,020)	$(17,270,592)	104,011	$1,143,098	—	$—	(704,982)	$(21,011,276)

Class I	Shares	Dollars	Shares	Dollars	Shares(a)	Dollars(a)	Shares	Dollars
Shares sold	7,786,551	$129,978,184	5,534,311	$61,616,069	890,483	$19,756,104	759,645	$34,701,111

Shares issued as reinvestment of distributions	716,667	11,544,487	357,579	3,907,030	—	—	658,057	27,862,157

Less shares redeemed	(5,674,347)	(93,339,101)	(2,791,104)	(30,872,234)	(499,438)	(10,829,761)	(1,597,541)	(72,616,037)

Net increase (decrease)	2,828,871	$48,183,570	3,100,786	$34,650,865	391,045	$8,926,343	(179,839)	$(10,052,769)

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,804	$50,132	—	$—	—	$—	14,470	$457,344

Shares issued as reinvestment of distributions	2,260	39,597	23	245	—	—	19,006	574,749

Less shares redeemed	(6,421)	(115,787)	—	—	—	—	(21,840)	(702,726)

Shares converted to class A	(95,040)	(1,692,856)	(747)	(8,253)	—	—	(171,252)	(5,406,928)

Net increase (decrease)	(96,397)	$(1,718,914)	(724)	$(8,008)	—	$—	(159,616)	$(5,077,561)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—		$	—	$—

Shares issued as reinvestment of distributions	—	—	—	—			—	—

Less shares redeemed	—	—	—	—			—	—

Net increase (decrease)	—	$—	—	$—		$	—	$—

*	Activity for the period shown is for the Predecessor Fund for the year ended June 30, 2018.

(a)	Activity shown is the combination of the Predecessor Service Class and Institutional Class reorganized into Class I of the Fund.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

196	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,828,279	$60,648,514	36,621	$457,419	68,060	$1,062,665

Shares issued as reinvestment of distributions	1,668,011	53,417,704	13,502	163,449	47,295	712,264

Shares converted from class R	348,363	11,447,223	—	—	9,856	151,294

Less shares redeemed	(5,973,982)	(199,006,475)	(19,572)	(247,248)	(175,440)	(2,724,491)

Net increase (decrease)	(2,129,329)	$(73,493,034)	30,551	$373,620	(50,229)	$(798,268)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	620,929	$20,716,983	9,121	$111,383	3,505	$49,331

Shares issued as reinvestment of distributions	1,010,250	32,400,402	6,653	79,037	10,988	149,333

Less shares redeemed	(3,510,401)	(117,073,601)	(13,712)	(170,222)	(45,143)	(637,684)

Net increase (decrease)	(1,879,222)	$(63,956,216)	2,062	$20,198	(30,650)	$(439,020)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,419,973	$174,411,586	131,156	$1,670,092	29,642	$473,387

Shares issued as reinvestment of distributions	1,302,327	40,205,524	153,479	1,856,415	57,863	893,972

Less shares redeemed	(3,503,146)	(111,683,122)	(361,307)	(4,527,798)	(344,243)	(5,499,472)

Net increase (decrease)	3,219,154	$102,933,988	(76,672)	$(1,001,291)	(256,738)	$(4,132,113)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,639	$506,978	—	$—	291	$4,471

Shares issued as reinvestment of distributions	19,246	606,450	—	—	80	1,186

Less shares redeemed	(44,626)	(1,457,529)	—	—	(1,114)	(16,621)

Shares converted to class A	(351,366)	(11,447,223)	—	—	(9,994)	(151,294)

Net increase (decrease)	(361,107)	$(11,791,324)	—	$—	(10,737)	$(162,258)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

www.calamos.com	197

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,560,783	$77,582,022	793,820	$12,006,694	16,938	$182,579

Shares issued as reinvestment of distributions	188,722	3,940,528	550	8,122	887	9,320

Shares converted from class R	312,475	6,808,822	145,134	2,303,279	—	—

Less shares redeemed	(4,134,915)	(87,647,764)	(2,769,557)	(41,240,663)	(12,255)	(126,537)

Net increase (decrease)	(72,935)	$683,608	(1,830,053)	$(26,922,568)	5,570	$65,362

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	77,422	$1,510,861	175,178	$2,500,143	4,210	$41,438

Shares issued as reinvestment of distributions	54,710	1,040,583	—	—	—	—

Less shares redeemed	(295,417)	(5,656,723)	(440,136)	(6,102,909)	(7,248)	(71,644)

Net increase (decrease)	(163,285)	$(3,105,279)	(264,958)	$(3,602,766)	(3,038)	$(30,206)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,908,475	$41,551,059	3,062,969	$46,063,386	109,133	$1,222,231

Shares issued as reinvestment of distributions	295,866	6,316,729	59,671	885,521	4,307	45,350

Less shares redeemed	(1,893,024)	(41,115,312)	(6,143,599)	(92,860,230)	(91,379)	(903,361)

Net increase (decrease)	311,317	$6,752,476	(3,020,959)	$(45,911,323)	22,061	$364,220

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,978	$574,860	11,039	$168,394	—	$—

Shares issued as reinvestment of distributions	9,239	188,200	—	—	—	—

Less shares redeemed	(36,825)	(787,976)	(58,709)	(888,872)	—	—

Shares converted to class A	(320,427)	(6,808,822)	(147,156)	(2,303,279)	—	—

Net increase (decrease)	(321,035)	$(6,833,738)	(194,826)	$(3,023,757)	—	$—

Class R6(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,197	$25,000	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	1,197	$25,000	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	International Growth Fund Class R6 commenced operations on September 17, 2018.

198	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	346,836	$5,221,585	544,702	$5,257,205	168,855	$1,706,191

Shares issued as reinvestment of distributions	126,959	1,837,097	420,944	3,955,552	51,227	517,633

Shares converted from class R	357,072	5,398,935	104,769	1,016,255	61,291	614,140

Less shares redeemed	(535,449)	(8,085,122)	(1,993,126)	(19,270,396)	(626,257)	(6,288,448)

Net increase (decrease)	295,418	$4,372,495	(922,711)	$(9,041,384)	(344,884)	$(3,450,484)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	83,432	$1,145,132	291,472	$2,491,887	67,659	$686,541

Shares issued as reinvestment of distributions	86,016	1,135,416	489,662	4,088,680	18,552	187,881

Less shares redeemed	(243,411)	(3,334,186)	(1,901,384)	(16,249,536)	(330,688)	(3,351,059)

Net increase (decrease)	(73,963)	$(1,053,638)	(1,120,250)	$(9,668,969)	(244,477)	$(2,476,637)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,007,980	$15,534,006	2,678,700	$26,661,221	1,193,049	$12,036,831

Shares issued as reinvestment of distributions	506,670	7,488,587	429,390	4,152,611	137,422	1,386,984

Less shares redeemed	(2,764,474)	(43,444,918)	(2,487,651)	(24,606,215)	(1,854,902)	(18,617,344)

Net increase (decrease)	(1,249,824)	$(20,422,325)	620,439	$6,207,617	(524,431)	$(5,193,529)

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	61,091	$901,022	5,432	$51,418	25,219	$257,282

Shares issued as reinvestment of distributions	28,155	394,456	5,692	52,426	162	1,666

Less shares redeemed	(57,612)	(838,534)	(34,928)	(335,371)	(1,672)	(17,048)

Shares converted to class A	(368,961)	(5,398,935)	(106,802)	(1,016,255)	(61,421)	(614,140)

Net increase (decrease)	(337,327)	$(4,941,991)	(130,606)	$(1,247,782)	(37,712)	$(372,240)

Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—	—	—

Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

www.calamos.com	199

Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND(b)
Class A	Shares	Dollars	Shares	Dollars
Shares sold	995,944	$8,579,913	2,500	$25,000

Shares issued as reinvestment of distributions	221,549	1,906,178	8	81

Shares converted from class R	13,166	114,548	—	—

Less shares redeemed	(1,475,277)	(12,733,842)	—	—

Net increase (decrease)	(244,618)	$(2,133,203)	2,508	$25,081

Class C	Shares	Dollars	Shares	Dollars
Shares sold	21,467	$198,026	—	$—

Shares issued as reinvestment of distributions	61,066	553,202	—	—

Less shares redeemed	(401,593)	(3,653,160)	—	—

Net increase (decrease)	(319,060)	$(2,901,932)	—	$—

Class I	Shares	Dollars	Shares	Dollars
Shares sold	348,933	$3,017,151	3,015	$30,140

Shares acquired through In-Kind purchases	—	—	1,507,400	15,074,001

Shares issued as reinvestment of distributions	55,269	475,680	5,418	54,087

Less shares redeemed	(614,914)	(5,339,800)	(422)	(4,205)

Net increase (decrease)	(210,712)	$(1,846,969)	1,515,411	$15,154,023

Class R(a)	Shares	Dollars	Shares	Dollars
Shares sold	646	$5,668	—	$—

Shares issued as reinvestment of distributions	174	1,527	—	—

Less shares redeemed	(1,543)	(13,638)	—	—

Shares converted to class A	(13,211)	(114,548)	—	—

Net increase (decrease)	(13,934)	$(120,991)	—	$—

Class R6	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—

Shares issued as reinvestment of distributions	—	—	—	—

Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Short-Term Bond Fund commenced operations on September 19, 2018.

200	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.52	$13.41	$13.13	$13.08	$13.13

Income from investment operations:

Net investment income (loss)(a)	0.27	0.30	0.26	0.25	0.21

Net realized and unrealized gain (loss)	0.28	0.19	0.35	0.16	—

Total from investment operations	0.55	0.49	0.61	0.41	0.21

Distributions:

Dividends from net investment income	(0.19)	(0.16)	(0.13)	(0.16)	(0.12)

Dividends from net realized gains	(0.41)	(0.22)	(0.20)	(0.20)	(0.14)

Total distributions*	(0.60)	(0.38)	(0.33)	(0.36)	(0.26)

Net asset value, end of year	$13.47	$13.52	$13.41	$13.13	$13.08

Ratios and supplemental data:

Total return(b)	4.32%	3.79%	4.74%	3.16%	1.60%

Net assets, end of year (000)	$744,356	$743,925	$682,451	$970,737	$1,051,576

Ratio of net expenses to average net assets	1.24% (c)	1.25% (d)	1.28% (e)	1.22% (f)	1.23%

Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.25%	1.28%	1.22%	1.23%

Ratio of net investment income (loss) to average net assets	2.04%	2.26%	1.96%	1.91%	1.58%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	73.8%	66.8%	81.1%	37.5%	37.6%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2016.

www.calamos.com	201

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.73	$13.62	$13.33	$13.27	$13.32

Income from investment operations:

Net investment income (loss)(a)	0.18	0.21	0.16	0.15	0.11

Net realized and unrealized gain (loss)	0.28	0.19	0.36	0.17	0.01

Total from investment operations	0.46	0.40	0.52	0.32	0.12

Distributions:

Dividends from net investment income	(0.08)	(0.07)	(0.03)	(0.06)	(0.03)

Dividends from net realized gains	(0.41)	(0.22)	(0.20)	(0.20)	(0.14)

Total distributions*	(0.49)	(0.29)	(0.23)	(0.26)	(0.17)

Net asset value, end of year	$13.70	$13.73	$13.62	$13.33	$13.27

Ratios and supplemental data:

Total return(b)	3.56%	3.03%	3.98%	2.41%	0.86%

Net assets, end of year (000)	$261,352	$303,417	$282,115	$318,853	$339,054

Ratio of net expenses to average net assets	1.98% (c)	2.00% (d)	2.03% (e)	1.97% (f)	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	1.99%	2.00%	2.03%	1.97%	1.98%

Ratio of net investment income (loss) to average net assets	1.31%	1.51%	1.22%	1.16%	0.83%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.84% for the year ended October 31, 2016.

202	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.36	$13.26	$12.98	$12.94	$12.99

Income from investment operations:

Net investment income (loss)(a)	0.30	0.33	0.29	0.27	0.24

Net realized and unrealized gain (loss)	0.28	0.19	0.36	0.16	—

Total from investment operations	0.58	0.52	0.65	0.43	0.24

Distributions:

Dividends from net investment income	(0.23)	(0.20)	(0.17)	(0.19)	(0.15)

Dividends from net realized gains	(0.41)	(0.22)	(0.20)	(0.20)	(0.14)

Total distributions*	(0.64)	(0.42)	(0.37)	(0.39)	(0.29)

Net asset value, end of year	$13.30	$13.36	$13.26	$12.98	$12.94

Ratios and supplemental data:

Total return(b)	4.62%	4.02%	5.07%	3.38%	1.89%

Net assets, end of year (000)	$7,709,445	$5,658,499	$3,734,035	$2,587,922	$2,377,641

Ratio of net expenses to average net assets	0.99% (c)	0.99% (d)	1.02% (e)	0.97% (f)	0.98%

Ratio of gross expenses to average net assets prior to expense reductions	0.99%	0.99%	1.02%	0.97%	0.98%

Ratio of net investment income (loss) to average net assets	2.28%	2.49%	2.22%	2.15%	1.83%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% for the year ended October 31, 2016.

www.calamos.com	203

Calamos Hedged Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.44	$10.85	$10.03	$10.00	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.10	0.08	0.12	0.10	0.06

Net realized and unrealized gain (loss)	0.64	0.57	0.76	0.17	0.01

Total from investment operations	0.74	0.65	0.88	0.27	0.07

Distributions:

Dividends from net investment income	(0.05)	(0.06)	(0.06)	(0.15)	(0.07)

Dividends from net realized gains	(0.25)	—	—	(0.09)	—

Total distributions*	(0.30)	(0.06)	(0.06)	(0.24)	(0.07)

Net asset value, end of year	$11.88	$11.44	$10.85	$10.03	$10.00

Ratios and supplemental data:

Total return(b)	6.65%	6.08%	8.77%	2.79%	0.67%

Net assets, end of year (000)	$10,412	$5,151	$1,007	$10,275	$5,661

Ratio of net expenses to average net assets	1.21%	1.25%	1.25%	1.22%	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.47%	2.14%	2.03%	3.05%	(c)

Ratio of net investment income (loss) to average net assets	0.86%	0.65%	1.12%	1.01%	0.78%	(c)

	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	81.7%	140.8%	49.2%	19.6%	29.4%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund    Financial Highlights

	CLASS C
	Year Ended October 31,					December 31, 2014• through October 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$11.35	$10.78		$10.00	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.01	(0.01)		0.02	0.03	0.00	*

Net realized and unrealized gain (loss)	0.63	0.58		0.79	0.16	0.01

Total from investment operations	0.64	0.57		0.81	0.19	0.01

Distributions:

Dividends from net investment income	(0.02)	(0.00	)*	(0.03)	(0.08)	(0.03)

Dividends from net realized gains	(0.25)	—		—	(0.09)	—

Total distributions**	(0.27)	(0.00	)*	(0.03)	(0.17)	(0.03)

Net asset value, end of year	$11.72	$11.35		$10.78	$10.00	$9.98

Ratios and supplemental data:

Total return(b)	5.88%	5.31%		8.09%	1.92%	0.09%

Net assets, end of year (000)	$2,151	$616		$173	$156	$100

Ratio of net expenses to average net assets	1.96%	2.00%		2.00%	1.97%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	2.30%		3.03%	2.79%	3.79%	(c)

Ratio of net investment income (loss) to average net assets	0.11%	(0.07%	)	0.24%	0.26%	0.03%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	205

Calamos Hedged Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.45	$10.84	$10.04	$10.01	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.13	0.10	0.13	0.13	0.09

Net realized and unrealized gain (loss)	0.64	0.59	0.78	0.17	—

Total from investment operations	0.77	0.69	0.91	0.30	0.09

Distributions:

Dividends from net investment income	(0.10)	(0.08)	(0.11)	(0.18)	(0.08)

Dividends from net realized gains	(0.25)	—	—	(0.09)	—

Total distributions*	(0.35)	(0.08)	(0.11)	(0.27)	(0.08)

Net asset value, end of year	$11.87	$11.45	$10.84	$10.04	$10.01

Ratios and supplemental data:

Total return(b)	7.01%	6.38%	9.12%	3.02%	0.89%

Net assets, end of year (000)	$224,234	$91,589	$11,883	$8,035	$5,527

Ratio of net expenses to average net assets	0.96%	1.00%	1.00%	0.97%	1.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	1.26%	2.06%	1.81%	2.80%	(c)

Ratio of net investment income (loss) to average net assets	1.12%	0.91%	1.22%	1.27%	1.03%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

206	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,			April 5, 2016• through October 31,
	2019	2018	2017	2016

Net asset value, beginning of year	$12.15	$12.33	$10.77	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.04	(0.03)	(0.16)	(0.10)

Net realized and unrealized gain (loss)	(0.12)	—	1.82	0.87

Total from investment operations	(0.08)	(0.03)	1.66	0.77

Distributions:

Dividends from net investment income	—	—	—	—

Dividends from net realized gains	(0.44)	(0.15)	(0.10)	—

Total distributions*	(0.44)	(0.15)	(0.10)	—

Net asset value, end of year	$11.63	$12.15	$12.33	$10.77

Ratios and supplemental data:

Total return(b)	(0.45% )	(0.34% )	15.46%	7.70%

Net assets, end of year (000)	$76,689	$108,730	$66,854	$14,708

Ratio of net expenses to average net assets	2.95% (d)	2.28% (e)	2.71% (f)	2.99%	(c)(g)

Ratio of gross expenses to average net assets prior to expense reductions	2.96%	2.28%	2.71%	4.04%	(c)

Ratio of net investment income (loss) to average net assets	0.33%	(0.27% )	(1.34% )	(1.77%	)(c)

	Year Ended October 31,			April 5, 2016• through October 31,
	2019	2018	2017	2016

Portfolio turnover rate	135.4%	228.6%	167.8%	177.6%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% for the period ended October 31, 2016.

www.calamos.com	207

Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS C
	Year Ended October 31,			April 5, 2016• through October 31,
	2019	2018	2017	2016

Net asset value, beginning of year	$11.92	$12.19	$10.73	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.05)	(0.13)	(0.25)	(0.15)

Net realized and unrealized gain (loss)	(0.11)	0.01	1.81	0.88

Total from investment operations	(0.16)	(0.12)	1.56	0.73

Distributions:

Dividends from net investment income	—	—	—	—

Dividends from net realized gains	(0.44)	(0.15)	(0.10)	—

Total distributions*	(0.44)	(0.15)	(0.10)	—

Net asset value, end of year	$11.32	$11.92	$12.19	$10.73

Ratios and supplemental data:

Total return(b)	(1.15% )	(1.09% )	14.58%	7.30%

Net assets, end of year (000)	$38,072	$52,169	$28,933	$4,936

Ratio of net expenses to average net assets	3.69% (d)	3.03% (e)	3.46% (f)	3.69%	(c)(g)

Ratio of gross expenses to average net assets prior to expense reductions	3.70%	3.03%	3.46%	4.82%	(c)

Ratio of net investment income (loss) to average net assets	(0.42% )	(1.02% )	(2.11% )	(2.54%	)(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.67% for the period ended October 31, 2016.

208	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS I
	Year Ended October 31,			April 5, 2016• through October 31,
	2019	2018	2017	2016

Net asset value, beginning of year	$12.23	$12.39	$10.80	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.07	0.01	(0.13)	(0.08)

Net realized and unrealized gain (loss)	(0.11)	(0.02)	1.82	0.88

Total from investment operations	(0.04)	(0.01)	1.69	0.80

Distributions:

Dividends from net investment income	—	—	—	—

Dividends from net realized gains	(0.44)	(0.15)	(0.10)	—

Total distributions*	(0.44)	(0.15)	(0.10)	—

Net asset value, end of year	$11.75	$12.23	$12.39	$10.80

Ratios and supplemental data:

Total return(b)	(0.16% )	(0.10% )	15.70%	8.00%

Net assets, end of year (000)	$678,157	$1,003,457	$348,840	$56,319

Ratio of net expenses to average net assets	2.68% (d)	2.00% (e)	2.45% (f)	2.77%	(c)(g)

Ratio of gross expenses to average net assets prior to expense reductions	2.69%	2.00%	2.45%	4.04%	(c)

Ratio of net investment income (loss) to average net assets	0.57%	0.05%	(1.09% )	(1.33%	)(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

(g)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

www.calamos.com	209

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.11	$18.27	$15.93	$16.56	$18.59

Income from investment operations:

Net investment income (loss)(a)	0.51	0.48	0.49	0.50	0.44

Net realized and unrealized gain (loss)	1.00	0.13	2.16	(0.30)	(1.01)

Total from investment operations	1.51	0.61	2.65	0.20	(0.57)

Distributions:

Dividends from net investment income	(0.35)	(0.24)	(0.31)	(0.56)	(0.58)

Dividends from net realized gains	(1.82)	(0.53)	—	(0.27)	(0.88)

Total distributions*	(2.17)	(0.77)	(0.31)	(0.83)	(1.46)

Net asset value, end of year	$17.45	$18.11	$18.27	$15.93	$16.56

Ratios and supplemental data:

Total return(b)	10.02%	3.43%	16.88%	1.33%	(3.31% )

Net assets, end of year (000)	$245,948	$210,845	$222,017	$228,334	$385,844

Ratio of net expenses to average net assets	1.16%	1.16%	1.18%	1.15%	1.13%

Ratio of gross expenses to average net assets prior to expense reductions	1.16%	1.16%	1.18%	1.15%	1.13%

Ratio of net investment income (loss) to average net assets	2.98%	2.58%	2.87%	3.17%	2.53%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	36.7%	73.2%	55.7%	43.8%	63.0%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

210	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.92	$18.09	$15.79	$16.41	$18.43

Income from investment operations:

Net investment income (loss)(a)	0.39	0.34	0.36	0.37	0.31

Net realized and unrealized gain (loss)	0.99	0.12	2.14	(0.28)	(1.00)

Total from investment operations	1.38	0.46	2.50	0.09	(0.69)

Distributions:

Dividends from net investment income	(0.21)	(0.10)	(0.20)	(0.44)	(0.45)

Dividends from net realized gains	(1.82)	(0.53)	—	(0.27)	(0.88)

Total distributions*	(2.03)	(0.63)	(0.20)	(0.71)	(1.33)

Net asset value, end of year	$17.27	$17.92	$18.09	$15.79	$16.41

Ratios and supplemental data:

Total return(b)	9.21%	2.65%	15.99%	0.62%	(4.01% )

Net assets, end of year (000)	$56,070	$128,920	$147,112	$193,339	$265,686

Ratio of net expenses to average net assets	1.91%	1.91%	1.93%	1.90%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.91%	1.91%	1.93%	1.90%	1.88%

Ratio of net investment income (loss) to average net assets	2.34%	1.85%	2.14%	2.40%	1.78%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.23	$16.45	$14.38	$15.03	$17.02

Income from investment operations:

Net investment income (loss)(a)	0.49	0.47	0.48	0.49	0.44

Net realized and unrealized gain (loss)	0.88	0.13	1.95	(0.27)	(0.93)

Total from investment operations	1.37	0.60	2.43	0.22	(0.49)

Distributions:

Dividends from net investment income	(0.40)	(0.29)	(0.36)	(0.60)	(0.62)

Dividends from net realized gains	(1.82)	(0.53)	—	(0.27)	(0.88)

Total distributions*	(2.22)	(0.82)	(0.36)	(0.87)	(1.50)

Net asset value, end of year	$15.38	$16.23	$16.45	$14.38	$15.03

Ratios and supplemental data:

Total return(b)	10.31%	3.73%	17.14%	1.64%	(3.11% )

Net assets, end of year (000)	$442,907	$275,776	$233,077	$238,309	$455,702

Ratio of net expenses to average net assets	0.91%	0.91%	0.93%	0.90%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	0.91%	0.91%	0.93%	0.90%	0.88%

Ratio of net investment income (loss) to average net assets	3.21%	2.83%	3.12%	3.48%	2.77%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	211

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.81	$11.24	$9.89	$9.93	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.10	0.33	0.25	0.26	0.13

Net realized and unrealized gain (loss)	0.70	(0.34)	1.21	(0.14)	(0.13)

Total from investment operations	0.80	(0.01)	1.46	0.12	—

Distributions:

Dividends from net investment income	(0.22)	(0.08)	(0.11)	(0.16)	(0.07)

Dividends from net realized gains	(0.31)	(0.34)	—	—	—

Total distributions*	(0.53)	(0.42)	(0.11)	(0.16)	(0.07)

Net asset value, end of year	$11.08	$10.81	$11.24	$9.89	$9.93

Ratios and supplemental data:

Total return(b)	7.90%	(0.09% )	14.86%	1.27%	—%

Net assets, end of year (000)	$8,998	$11,184	$12,713	$29,037	$20,550

Ratio of net expenses to average net assets	1.32%	1.34%	1.35%	1.35%	1.35%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.35%	1.45%	1.46%	2.30%	(c)

Ratio of net investment income (loss) to average net assets	0.91%	2.98%	2.46%	2.64%	1.56%	(c)

	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	45.4%	32.0%	52.2%	38.4%	28.2%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.69	$11.14	$9.85	$9.90	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.02	0.24	0.16	0.18	0.07

Net realized and unrealized gain (loss)	0.69	(0.33)	1.21	(0.13)	(0.12)

Total from investment operations	0.71	(0.09)	1.37	0.05	(0.05)

Distributions:

Dividends from net investment income	(0.16)	(0.02)	(0.08)	(0.10)	(0.05)

Dividends from net realized gains	(0.31)	(0.34)	—	—	—

Total distributions*	(0.47)	(0.36)	(0.08)	(0.10)	(0.05)

Net asset value, end of year	$10.93	$10.69	$11.14	$9.85	$9.90

Ratios and supplemental data:

Total return(b)	7.01%	(0.77% )	13.95%	0.50%	(0.52%	)

Net assets, end of year (000)	$3,409	$3,884	$2,887	$2,440	$1,259

Ratio of net expenses to average net assets	2.07%	2.09%	2.10%	2.10%	2.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	2.10%	2.19%	2.21%	2.88%	(c)

Ratio of net investment income (loss) to average net assets	0.16%	2.21%	1.54%	1.89%	0.84%	(c)

	CLASS I
	Year Ended October 31,				December 31, 2014• through October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.82	$11.24	$9.92	$9.95	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.12	0.36	0.26	0.28	0.15

Net realized and unrealized gain (loss)	0.70	(0.33)	1.21	(0.13)	(0.12)

Total from investment operations	0.82	0.03	1.47	0.15	0.03

Distributions:

Dividends from net investment income	(0.25)	(0.11)	(0.15)	(0.18)	(0.08)

Dividends from net realized gains	(0.31)	(0.34)	—	—	—

Total distributions*	(0.56)	(0.45)	(0.15)	(0.18)	(0.08)

Net asset value, end of year	$11.08	$10.82	$11.24	$9.92	$9.95

Ratios and supplemental data:

Total return(b)	8.09%	0.24%	14.98%	1.60%	0.29%

Net assets, end of year (000)	$120,526	$121,170	$91,086	$47,637	$23,054

Ratio of net expenses to average net assets	1.07%	1.09%	1.10%	1.10%	1.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.10%	1.18%	1.21%	1.80%	(c)

Ratio of net investment income (loss) to average net assets	1.16%	3.22%	2.47%	2.88%	1.81%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	213

Calamos Timpani Small Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A*
	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2019		2019†		2018		2017		2016	2015

Net asset value, beginning of year	$22.51		$25.02		$18.54		$14.62		$18.48	$16.04

Income from investment operations:

Net investment income (loss)(a)	(0.11)		(0.29)		(0.28)		(0.18)		(0.18)	(0.23)

Net realized and unrealized gain (loss)	(0.09)		(0.80)		6.76		4.10		(3.68)	2.67

Total from investment operations	(0.20)		(1.09)		6.48		3.92		(3.86)	2.44

Distributions:

Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		(1.42)		—		—		—	—

Total distributions**	—		(1.42)		—		—		—	—

Net asset value, end of year	$22.31		$22.51		$25.02		$18.54		$14.62	$18.48

Ratios and supplemental data:

Total return(b)	(0.89%	)	(3.52%	)	34.95%		26.81%		(20.84% )	15.15%

Net assets, end of year (000)	$6,857		$5,551		$5,890		$3,954		$3,369	$2,262

Ratio of net expenses to average net assets	1.30%	(c)	1.50%	(c)	1.50%		1.50%		1.50%	1.50%

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.71%	(c)	1.74%		1.75%		1.70%	1.95%

Ratio of net investment income (loss) to average net assets	(1.18%	)(c)	(1.31%	)(c)	(1.33%	)	(1.10%	)	(1.16% )	(1.37%	)

	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2019		2019†		2018		2017		2016	2015

Portfolio turnover rate	141.7%		112.3%		126.0%		179.0%		156.0%	124.0%

*	Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

†

Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

214	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I*
	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2019		2019†		2018		2017		2016	2015

Net asset value, beginning of year	$23.02		$25.47		$18.80		$14.77		$18.58	$16.06

Income from investment operations:

Net investment income (loss)(a)	(0.09)		(0.20)		(0.20)		(0.10)		(0.12)	(0.16)

Net realized and unrealized gain (loss)	(0.08)		(0.83)		6.87		4.13		(3.69)	2.68

Total from investment operations	(0.17)		(1.03)		6.67		4.03		(3.81)	2.52

Distributions:

Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		(1.42)		—		—		—	—

Total distributions**	—		(1.42)		—		—		—	—

Net asset value, end of year	$22.85		$23.02		$25.47		$18.80		$14.77	$18.58

Ratios and supplemental data:

Total return(b)	(0.74%	)	(3.21%	)	35.48%		27.29%		(20.51% )	15.62%

Net assets, end of year (000)	$72,539		$68,510		$69,095		$43,833		$52,595	$47,455

Ratio of net expenses to average net assets	1.05%	(c)	1.10%	(c)	1.10%		1.10%		1.10%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.34%	(c)	1.36%		1.36%		1.32%	1.52%

Ratio of net investment income (loss) to average net assets	(0.93%	)(c)	(0.92%	)(c)	(0.92%	)	(0.64%	)	(0.77% )	(0.95%	)

*	Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

†

Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

www.calamos.com	215

Calamos Timpani Small Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	May 31, 2019• through October 31,
	2019

Net asset value, beginning of year	$23.02

Income from investment operations:

Net investment income (loss)(a)	(0.08)

Net realized and unrealized gain (loss)	(0.08)

Total from investment operations	(0.16)

Distributions:

Dividends from net investment income	—

Net asset value, end of year	$22.86

Ratios and supplemental data:

Total return(b)	(0.70%	)

Net assets, end of year (000)	$1,063

Ratio of net expenses to average net assets	1.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	(c)

Ratio of net investment income (loss) to average net assets	(0.84%	)(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	July 31, 2019• through October 31,
	2019

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.03)

Net realized and unrealized gain (loss)	(0.96)

Total from investment operations	(0.99)

Distributions:

Dividends from net investment income	—

Dividends from net realized gains	—

Total distributions*	—

Net asset value, end of year	$9.01

Ratios and supplemental data:

Total return(b)	(9.90%	)

Net assets, end of year (000)	$9

Ratio of net expenses to average net assets	1.37%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.42%	(c)

Ratio of net investment income (loss) to average net assets	(1.11%	)(c)

	July 31, 2019• through October 31, 2019

Portfolio turnover rate	55.0%

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)	Annualized.

www.calamos.com	217

Calamos Timpani SMID Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	July 31, 2019• through October 31,
	2019

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.02)

Net realized and unrealized gain (loss)	(0.96)

Total from investment operations	(0.98)

Distributions:

Dividends from net investment income	—

Dividends from net realized gains	—

Total distributions*	—

Net asset value, end of year	$9.02

Ratios and supplemental data:

Total return(b)	(9.80%	)

Net assets, end of year (000)	$9,348

Ratio of net expenses to average net assets	1.10%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.17%	(c)

Ratio of net investment income (loss) to average net assets	(0.85%	)(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)	Annualized.

218	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	July 31, 2019• through October 31,
	2019

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income (loss)(a)	(0.02)

Net realized and unrealized gain (loss)	(0.96)

Total from investment operations	(0.98)

Distributions:

Dividends from net investment income	—

Net asset value, end of year	$9.02

Ratios and supplemental data:

Total return(b)	(9.80%	)

Net assets, end of year (000)	$9

Ratio of net expenses to average net assets	1.07%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.16%	(c)

Ratio of net investment income (loss) to average net assets	(0.81%	)(c)

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)	Annualized.

www.calamos.com	219

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$33.14	$35.54	$30.12	$42.80	$50.16

Income from investment operations:

Net investment income (loss)(a)	(0.04)	(0.08)	(0.17)	(0.07)	(0.07)

Net realized and unrealized gain (loss)	3.53	2.15	6.79	(1.67)	2.84

Total from investment operations	3.49	2.07	6.62	(1.74)	2.77

Distributions:

Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Total distributions*	(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Net asset value, end of year	$32.23	$33.14	$35.54	$30.12	$42.80

Ratios and supplemental data:

Total return(b)	13.97%	6.12%	22.79%	(4.76% )	6.55%

Net assets, end of year (000)	$1,066,939	$851,590	$967,725	$1,017,541	$1,424,967

Ratio of net expenses to average net assets	1.34%	1.29%	1.39%	1.34%	1.31%

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.29%	1.39%	1.34%	1.31%

Ratio of net investment income (loss) to average net assets	(0.12% )	(0.22% )	(0.52% )	(0.21% )	(0.17% )

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	68.9%	71.7%	104.4%	90.0%	60.0%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

220	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$21.00	$24.26	$21.08	$33.48	$41.66

Income from investment operations:

Net investment income (loss)(a)	(0.13)	(0.22)	(0.28)	(0.21)	(0.32)

Net realized and unrealized gain (loss)	1.79	1.43	4.66	(1.25)	2.27

Total from investment operations	1.66	1.21	4.38	(1.46)	1.95

Distributions:

Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Total distributions*	(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Net asset value, end of year	$18.26	$21.00	$24.26	$21.08	$33.48

Ratios and supplemental data:

Total return(b)	13.18%	5.34%	21.85%	(5.45% )	5.75%

Net assets, end of year (000)	$50,442	$329,883	$398,115	$540,422	$792,046

Ratio of net expenses to average net assets	2.11%	2.04%	2.14%	2.09%	2.06%

Ratio of gross expenses to average net assets prior to expense reductions	2.12%	2.04%	2.14%	2.09%	2.06%

Ratio of net investment income (loss) to average net assets	(0.73% )	(0.97% )	(1.26% )	(0.96% )	(0.92% )

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$43.48	$45.18	$37.88	$50.84	$57.59

Income from investment operations:

Net investment income (loss)(a)	0.06	0.02	(0.11)	0.02	0.05

Net realized and unrealized gain (loss)	4.99	2.75	8.61	(2.04)	3.33

Total from investment operations	5.05	2.77	8.50	(2.02)	3.38

Distributions:

Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Total distributions*	(4.40)	(4.47)	(1.20)	(10.94)	(10.13)

Net asset value, end of year	$44.13	$43.48	$45.18	$37.88	$50.84

Ratios and supplemental data:

Total return(b)	14.24%	6.41%	23.09%	(4.51% )	6.80%

Net assets, end of year (000)	$280,294	$282,061	$301,237	$327,872	$480,028

Ratio of net expenses to average net assets	1.09%	1.04%	1.14%	1.09%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.04%	1.14%	1.09%	1.06%

Ratio of net investment income (loss) to average net assets	0.15%	0.03%	(0.27% )	0.04%	0.09%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	221

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.53	$33.15	$30.17	$31.68	$35.22

Income from investment operations:

Net investment income (loss)(a)	0.32	0.25	0.49	0.48	0.60

Net realized and unrealized gain (loss)	2.99	1.41	4.53	0.16	0.51

Total from investment operations	3.31	1.66	5.02	0.64	1.11

Distributions:

Dividends from net investment income	(0.50)	(0.38)	(0.84)	(0.84)	(0.89)

Dividends from net realized gains	(1.91)	(1.90)	(1.20)	(1.31)	(3.76)

Total distributions*	(2.41)	(2.28)	(2.04)	(2.15)	(4.65)

Net asset value, end of year	$33.43	$32.53	$33.15	$30.17	$31.68

Ratios and supplemental data:

Total return(b)	11.51%	5.20%	17.39%	2.26%	3.50%

Net assets, end of year (000)	$1,129,201	$832,433	$918,695	$930,625	$1,105,102

Ratio of net expenses to average net assets	1.09%	1.09%	1.11%	1.11%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.09%	1.11%	1.11%	1.10%

Ratio of net investment income (loss) to average net assets	1.01%	0.77%	1.58%	1.59%	1.86%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	18.5%	25.3%	31.6%	23.5%	23.8%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

222	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$32.69	$33.30	$30.28	$31.81	$35.34

Income from investment operations:

Net investment income (loss)(a)	0.12	0.01	0.27	0.25	0.36

Net realized and unrealized gain (loss)	2.98	1.41	4.54	0.14	0.51

Total from investment operations	3.10	1.42	4.81	0.39	0.87

Distributions:

Dividends from net investment income	(0.20)	(0.13)	(0.59)	(0.61)	(0.64)

Dividends from net realized gains	(1.91)	(1.90)	(1.20)	(1.31)	(3.76)

Total distributions*	(2.11)	(2.03)	(1.79)	(1.92)	(4.40)

Net asset value, end of year	$33.68	$32.69	$33.30	$30.28	$31.81

Ratios and supplemental data:

Total return(b)	10.68%	4.42%	16.54%	1.39%	2.73%

Net assets, end of year (000)	$136,333	$502,593	$574,455	$739,780	$889,516

Ratio of net expenses to average net assets	1.85%	1.84%	1.86%	1.86%	1.85%

Ratio of gross expenses to average net assets prior to expense reductions	1.85%	1.84%	1.86%	1.86%	1.85%

Ratio of net investment income (loss) to average net assets	0.37%	0.02%	0.85%	0.84%	1.11%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$31.28	$31.96	$29.15	$30.71	$34.28

Income from investment operations:

Net investment income (loss)(a)	0.39	0.32	0.55	0.53	0.66

Net realized and unrealized gain (loss)	2.85	1.37	4.38	0.14	0.50

Total from investment operations	3.24	1.69	4.93	0.67	1.16

Distributions:

Dividends from net investment income	(0.58)	(0.47)	(0.92)	(0.92)	(0.97)

Dividends from net realized gains	(1.91)	(1.90)	(1.20)	(1.31)	(3.76)

Total distributions*	(2.49)	(2.37)	(2.12)	(2.23)	(4.73)

Net asset value, end of year	$32.03	$31.28	$31.96	$29.15	$30.71

Ratios and supplemental data:

Total return(b)	11.81%	5.45%	17.71%	2.43%	3.79%

Net assets, end of year (000)	$735,329	$643,422	$554,490	$513,604	$577,449

Ratio of net expenses to average net assets	0.85%	0.84%	0.86%	0.86%	0.85%

Ratio of gross expenses to average net assets prior to expense reductions	0.85%	0.84%	0.86%	0.86%	0.85%

Ratio of net investment income (loss) to average net assets	1.27%	1.01%	1.83%	1.84%	2.11%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	223

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.34	$12.73	$10.38	$10.52	$10.78

Income from investment operations:

Net investment income (loss)(a)	0.07	0.07	0.10	0.10	0.17

Net realized and unrealized gain (loss)	1.50	0.57	2.30	0.11	(0.15)

Total from investment operations	1.57	0.64	2.40	0.21	0.02

Distributions:

Dividends from net investment income	(0.08)	(0.05)	(0.05)	(0.08)	(0.15)

Dividends from net realized gains	(0.46)	(0.98)	—	(0.27)	(0.13)

Total distributions*	(0.54)	(1.03)	(0.05)	(0.35)	(0.28)

Net asset value, end of period	$13.37	$12.34	$12.73	$10.38	$10.52

Ratios and supplemental data:

Total return(b)	13.63%	5.26%	23.17%	2.17%	0.21%

Net assets, end of year (000)	$3,638	$2,347	$2,031	$23,157	$28,030

Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.33%	1.35%

Ratio of gross expenses to average net assets prior to expense reductions	1.94%	1.83%	1.87%	1.73%	1.74%

Ratio of net investment income (loss) to average net assets	0.60%	0.55%	0.93%	0.95%	1.66%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	15.4%	10.7%	15.3%	11.5%	107.6%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

224	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.09	$12.52	$10.26	$10.41	$10.74

Income from investment operations:

Net investment income (loss)(a)	(0.01)	(0.02)	0.00 *	0.02	0.08

Net realized and unrealized gain (loss)	1.45	0.57	2.28	0.12	(0.15)

Total from investment operations	1.44	0.55	2.28	0.14	(0.07)

Distributions:

Dividends from net investment income	—	—	(0.02)	(0.02)	(0.13)

Dividends from net realized gains	(0.46)	(0.98)	—	(0.27)	(0.13)

Total distributions***	(0.46)	(0.98)	(0.02)	(0.29)	(0.26)

Net asset value, end of period	$13.07	$12.09	$12.52	$10.26	$10.41

Ratios and supplemental data:

Total return(b)	12.74%	4.56%	22.26%	1.42%	(0.63% )

Net assets, end of year (000)	$659	$1,028	$1,039	$969	$702

Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.08%	2.10%

Ratio of gross expenses to average net assets prior to expense reductions	2.65%	2.59%	2.73%	2.48%	2.51%

Ratio of net investment income (loss) to average net assets	(0.06% )	(0.19% )	0.00% **	0.17%	0.77%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.33	$12.71	$10.39	$10.55	$10.79

Income from investment operations:

Net investment income (loss)(a)	0.11	0.10	0.11	0.12	0.20

Net realized and unrealized gain (loss)	1.49	0.58	2.32	0.12	(0.16)

Total from investment operations	1.60	0.68	2.43	0.24	0.04

Distributions:

Dividends from net investment income	(0.11)	(0.08)	(0.11)	(0.13)	(0.15)

Dividends from net realized gains	(0.46)	(0.98)	—	(0.27)	(0.13)

Total distributions***	(0.57)	(1.06)	(0.11)	(0.40)	(0.28)

Net asset value, end of period	$13.36	$12.33	$12.71	$10.39	$10.55

Ratios and supplemental data:

Total return(b)	13.93%	5.61%	23.46%	2.39%	0.47%

Net assets, end of year (000)	$12,986	$20,585	$22,201	$7,989	$7,375

Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.08%	1.10%

Ratio of gross expenses to average net assets prior to expense reductions	1.67%	1.60%	1.80%	1.48%	1.49%

Ratio of net investment income (loss) to average net assets	0.92%	0.82%	0.89%	1.17%	1.91%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

***	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	225

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.37	$15.21	$12.60	$13.61	$15.07

Income from investment operations:

Net investment income (loss)(a)	0.15	0.10	0.15	0.21	0.19

Net realized and unrealized gain (loss)	0.95	0.58	2.56	(0.15)	(0.52)

Total from investment operations	1.10	0.68	2.71	0.06	(0.33)

Distributions:

Dividends from net investment income	(0.06)	(0.05)	(0.10)	(0.16)	(0.14)

Dividends from net realized gains	(2.20)	(0.47)	—	(0.91)	(0.99)

Total distributions*	(2.26)	(0.52)	(0.10)	(1.07)	(1.13)

Net asset value, end of year	$14.21	$15.37	$15.21	$12.60	$13.61

Ratios and supplemental data:

Total return(b)	10.14%	4.53%	21.56%	0.76%	(2.32% )

Net assets, end of year (000)	$11,363	$21,349	$21,894	$32,350	$44,792

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.12%	1.15%

Ratio of gross expenses to average net assets prior to expense reductions	1.62%	1.60%	1.67%	1.57%	1.61%

Ratio of net investment income (loss) to average net assets	1.06%	0.64%	1.10%	1.67%	1.38%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	77.7%	119.3%	104.7%	40.7%	139.8%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

226	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.77	$13.74	$11.39	$12.38	$13.79

Income from investment operations:

Net investment income (loss)(a)	0.02	(0.01)	0.04	0.10	0.08

Net realized and unrealized gain (loss)	0.83	0.51	2.32	(0.13)	(0.47)

Total from investment operations	0.85	0.50	2.36	(0.03)	(0.39)

Distributions:

Dividends from net investment income	(0.06)	—	(0.01)	(0.05)	(0.03)

Dividends from net realized gains	(2.20)	(0.47)	—	(0.91)	(0.99)

Total distributions*	(2.26)	(0.47)	(0.01)	(0.96)	(1.02)

Net asset value, end of year	$12.36	$13.77	$13.74	$11.39	$12.38

Ratios and supplemental data:

Total return(b)	9.33%	3.77%	20.70%	(0.04% )	(3.01% )

Net assets, end of year (000)	$5,274	$4,318	$4,728	$4,915	$5,738

Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.87%	1.90%

Ratio of gross expenses to average net assets prior to expense reductions	2.35%	2.35%	2.42%	2.32%	2.35%

Ratio of net investment income (loss) to average net assets	0.15%	(0.10% )	0.31%	0.91%	0.64%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.80	$15.63	$12.94	$13.96	$15.44

Income from investment operations:

Net investment income (loss)(a)	0.16	0.14	0.18	0.24	0.23

Net realized and unrealized gain (loss)	1.01	0.59	2.64	(0.14)	(0.53)

Total from investment operations	1.17	0.73	2.82	0.10	(0.30)

Distributions:

Dividends from net investment income	(0.15)	(0.09)	(0.13)	(0.21)	(0.19)

Dividends from net realized gains	(2.20)	(0.47)	—	(0.91)	(0.99)

Total distributions*	(2.35)	(0.56)	(0.13)	(1.12)	(1.18)

Net asset value, end of year	$14.62	$15.80	$15.63	$12.94	$13.96

Ratios and supplemental data:

Total return(b)	10.43%	4.78%	21.92%	0.98%	(2.08% )

Net assets, end of year (000)	$28,389	$21,892	$25,669	$16,672	$19,583

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.87%	0.90%

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.36%	1.42%	1.32%	1.36%

Ratio of net investment income (loss) to average net assets	1.13%	0.90%	1.28%	1.91%	1.63%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	227

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.10	$21.55	$16.65	$17.27	$19.27

Income from investment operations:

Net investment income (loss)(a)	0.09	0.15	0.07	0.05	0.09

Net realized and unrealized gain (loss)	1.80	(2.78)	4.83	(0.65)	0.02

Total from investment operations	1.89	(2.63)	4.90	(0.60)	0.11

Distributions:

Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(2.02)	(0.82)	—	(0.02)	(2.11)

Return of capital	—	—	—	(0.00)*	—

Total distributions**	(2.02)	(0.82)	—	(0.02)	(2.11)

Net asset value, end of year	$17.97	$18.10	$21.55	$16.65	$17.27

Ratios and supplemental data:

Total return(b)	13.07%	(12.70% )	29.43%	(3.46% )	0.94%

Net assets, end of year (000)	$53,950	$59,566	$72,491	$111,036	$209,548

Ratio of net expenses to average net assets	1.10%	1.33%	1.40%	1.38%	1.31%

Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.51%	1.46%	1.39%	1.31%

Ratio of net investment income (loss) to average net assets	0.51%	0.71%	0.41%	0.32%	0.52%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	80.7%	111.8%	100.4%	69.0%	65.0%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

228	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$16.38	$19.72	$15.35		$16.04	$18.18

Income from investment operations:

Net investment income (loss)(a)	(0.05)	(0.03)	(0.05)		(0.07)	(0.04)

Net realized and unrealized gain (loss)	1.60	(2.49)	4.42		(0.60)	0.01

Total from investment operations	1.55	(2.52)	4.37		(0.67)	(0.03)

Distributions:

Dividends from net investment income	—	—	—		—	—

Dividends from net realized gains	(2.02)	(0.82)	—		(0.02)	(2.11)

Return of capital	—	—	—		(0.00)*	—

Total distributions**	(2.02)	(0.82)	—		(0.02)	(2.11)

Net asset value, end of year	$15.91	$16.38	$19.72		$15.35	$16.04

Ratios and supplemental data:

Total return(b)	12.21%	(13.35% )	28.47%		(4.16% )	0.15%

Net assets, end of year (000)	$9,022	$20,449	$27,840		$35,537	$47,996

Ratio of net expenses to average net assets	1.85%	2.06%	2.15%		2.13%	2.06%

Ratio of gross expenses to average net assets prior to expense reductions	2.26%	2.26%	2.21%		2.14%	2.06%

Ratio of net investment income (loss) to average net assets	(0.35% )	(0.17% )	(0.33%	)	(0.46% )	(0.23% )

	CLASS I
	Year Ended October 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$18.55	$22.01	$16.96		$17.54	$19.50

Income from investment operations:

Net investment income (loss)(a)	0.13	0.18	0.12		0.09	0.14

Net realized and unrealized gain (loss)	1.87	(2.82)	4.93		(0.65)	0.01

Total from investment operations	2.00	(2.64)	5.05		(0.56)	0.15

Distributions:

Dividends from net investment income	—	—	—		—	—

Dividends from net realized gains	(2.02)	(0.82)	—		(0.02)	(2.11)

Return of capital	—	—	—		(0.00)*	—

Total distributions**	(2.02)	(0.82)	—		(0.02)	(2.11)

Net asset value, end of year	$18.53	$18.55	$22.01		$16.96	$17.54

Ratios and supplemental data:

Total return(b)	13.32%	(12.48% )	29.78%		(3.18% )	1.16%

Net assets, end of year (000)	$134,562	$153,312	$175,070		$213,166	$339,909

Ratio of net expenses to average net assets	0.85%	1.06%	1.15%		1.13%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.26%	1.21%		1.14%	1.06%

Ratio of net investment income (loss) to average net assets	0.75%	0.85%	0.66%		0.53%	0.78%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	229

Calamos International Growth Fund    Financial Highlights

	CLASS R6
	Year Ended October 31,	September 17, 2018• through October 31,
	2019	2018

Net asset value, beginning of year	$18.66	$20.89

Income from investment operations:

Net investment income (loss)(a)	0.20	0.01

Net realized and unrealized gain (loss)	1.83	(2.24)

Total from investment operations	2.03	(2.23)

Distributions:

Dividends from net investment income	—	—

Dividends from net realized gains	(2.02)	—

Total distributions*	(2.02)	—

Net asset value, end of year	$18.67	$18.66

Ratios and supplemental data:

Total return(b)	13.41%	(10.67%	)

Net assets, end of year (000)	$7,463	$22

Ratio of net expenses to average net assets	0.77%	0.76%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.21%	(c)

Ratio of net investment income (loss) to average net assets	1.13%	0.34%	(c)

•	Commencement of operations.

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

230	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$12.54	$14.83		$12.11	$12.11	$13.73

Income from investment operations:

Net investment income (loss)(a)	0.09	(0.01)		0.05	0.03	0.02

Net realized and unrealized gain (loss)	1.49	(2.28)		2.67	(0.02)	(1.31)

Total from investment operations	1.58	(2.29)		2.72	0.01	(1.29)

Distributions:

Dividends from net investment income	—	(0.00	)*	—	(0.01)	(0.03)

Dividends from net realized gains	—	—		—	—	(0.30)

Return of capital	—	(0.00	)*	—	(0.00)*	(0.00)*

Total distributions**	—	(0.00	)*	—	(0.01)	(0.33)

Net asset value, end of year	$14.12	$12.54		$14.83	$12.11	$12.11

Ratios and supplemental data:

Total return(b)	12.60%	(15.43%	)	22.46%	0.08%	(9.56% )

Net assets, end of year (000)	$28,168	$34,678		$68,142	$102,545	$121,946

Ratio of net expenses to average net assets	1.64%	1.63%		1.67%	1.64%	1.65%

Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.63%		1.67%	1.64%	1.65%

Ratio of net investment income (loss) to average net assets	0.63%	(0.08%	)	0.40%	0.23%	0.14%

	Year Ended October 31,
	2019	2018		2017	2016	2015

Portfolio turnover rate	77.9%	97.3%		104.8%	87.4%	58.8%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	231

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$11.78		$14.03	$11.55		$11.62	$13.26

Income from investment operations:

Net investment income (loss)(a)	(0.01)		(0.12)	(0.03)		(0.06)	(0.07)

Net realized and unrealized gain (loss)	1.39		(2.13)	2.51		(0.01)	(1.27)

Total from investment operations	1.38		(2.25)	2.48		(0.07)	(1.34)

Distributions:

Dividends from net investment income	—		—	—		—	—

Dividends from net realized gains	—		—	—		—	(0.30)

Return of capital	—		—	—		(0.00)*	(0.00)*

Total distributions**	—		—	—		—	(0.30)

Net asset value, end of year	$13.16		$11.78	$14.03		$11.55	$11.62

Ratios and supplemental data:

Total return(b)	11.71%		(16.04% )	21.47%		(0.60% )	(10.25% )

Net assets, end of year (000)	$13,478		$17,739	$24,846		$31,231	$36,532

Ratio of net expenses to average net assets	2.39%		2.38%	2.41%		2.39%	2.40%

Ratio of gross expenses to average net assets prior to expense reductions	2.39%		2.38%	2.41%		2.39%	2.40%

Ratio of net investment income (loss) to average net assets	(0.11%	)	(0.85% )	(0.29%	)	(0.54% )	(0.59% )

	CLASS I
	Year Ended October 31,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$12.63		$14.96	$12.19		$12.19	$13.83

Income from investment operations:

Net investment income (loss)(a)	0.12		0.02	0.09		0.06	0.05

Net realized and unrealized gain (loss)	1.51		(2.29)	2.68		(0.01)	(1.32)

Total from investment operations	1.63		(2.27)	2.77		0.05	(1.27)

Distributions:

Dividends from net investment income	—		(0.06)	—		(0.05)	(0.07)

Dividends from net realized gains	—		—	—		—	(0.30)

Return of capital	—		(0.00)*	—		(0.00)*	(0.00)*

Total distributions**	—		(0.06)	—		(0.05)	(0.37)

Net asset value, end of year	$14.26		$12.63	$14.96		$12.19	$12.19

Ratios and supplemental data:

Total return(b)	12.91%		(15.21% )	22.72%		0.38%	(9.35% )

Net assets, end of year (000)	$120,318		$152,114	$225,339		$255,965	$351,571

Ratio of net expenses to average net assets	1.39%		1.38%	1.41%		1.39%	1.40%

Ratio of gross expenses to average net assets prior to expense reductions	1.39%		1.38%	1.41%		1.39%	1.40%

Ratio of net investment income (loss) to average net assets	0.91%		0.14%	0.72%		0.50%	0.42%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

232	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.61	$15.63	$12.74		$13.19	$15.67

Income from investment operations:

Net investment income (loss)(a)	(0.01)	0.00 *	(0.00	)*	0.01	0.00	*

Net realized and unrealized gain (loss)	0.79	(0.63)	3.45		(0.21)	0.62

Total from investment operations	0.78	(0.63)	3.45		(0.20)	0.62

Distributions:

Dividends from net investment income	—	—	—		—	—

Dividends from net realized gains	(2.75)	(1.39)	(0.56)		(0.25)	(3.10)

Total distributions***	(2.75)	(1.39)	(0.56)		(0.25)	(3.10)

Net asset value, end of year	$11.64	$13.61	$15.63		$12.74	$13.19

Ratios and supplemental data:

Total return(b)	10.28%	(4.59% )	28.42%		(1.47% )	5.33%

Net assets, end of year (000)	$20,236	$27,489	$26,957		$29,314	$67,141

Ratio of net expenses to average net assets	1.40%	1.40%	1.40%		1.38%	1.34%

Ratio of gross expenses to average net assets prior to expense reductions	1.51%	1.56%	1.53%		1.50%	1.34%

Ratio of net investment income (loss) to average net assets	(0.08% )	0.03%	(0.02%	)	0.06%	0.00%	**

	Year Ended October 31,
	2019	2018	2017		2016	2015

Portfolio turnover rate	72.4%	81.3%	102.0%		64.6%	43.0%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

***	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	233

Calamos Global Equity Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.34	$14.40	$11.86	$12.39	$15.00

Income from investment operations:

Net investment income (loss)(a)	(0.09)	(0.10)	(0.09)	(0.08)	(0.09)

Net realized and unrealized gain (loss)	0.65	(0.57)	3.19	(0.20)	0.58

Total from investment operations	0.56	(0.67)	3.10	(0.28)	0.49

Distributions:

Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(2.75)	(1.39)	(0.56)	(0.25)	(3.10)

Total distributions*	(2.75)	(1.39)	(0.56)	(0.25)	(3.10)

Net asset value, end of year	$10.15	$12.34	$14.40	$11.86	$12.39

Ratios and supplemental data:

Total return(b)	9.36%	(5.31% )	27.53%	(2.23% )	4.55%

Net assets, end of year (000)	$8,011	$10,887	$13,769	$16,375	$21,227

Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.13%	2.09%

Ratio of gross expenses to average net assets prior to expense reductions	2.26%	2.32%	2.27%	2.25%	2.09%

Ratio of net investment income (loss) to average net assets	(0.86% )	(0.76% )	(0.76% )	(0.68% )	(0.76% )

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.93	$15.95	$12.95	$13.38	$15.81

Income from investment operations:

Net investment income (loss)(a)	0.02	0.03	0.03	0.04	0.04

Net realized and unrealized gain (loss)	0.82	(0.64)	3.53	(0.22)	0.63

Total from investment operations	0.84	(0.61)	3.56	(0.18)	0.67

Distributions:

Dividends from net investment income	—	(0.02)	—	—	—

Dividends from net realized gains	(2.75)	(1.39)	(0.56)	(0.25)	(3.10)

Total distributions*	(2.75)	(1.41)	(0.56)	(0.25)	(3.10)

Net asset value, end of year	$12.02	$13.93	$15.95	$12.95	$13.38

Ratios and supplemental data:

Total return(b)	10.52%	(4.38% )	28.82%	(1.30% )	5.64%

Net assets, end of year (000)	$52,619	$58,078	$86,429	$87,605	$96,390

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.13%	1.09%

Ratio of gross expenses to average net assets prior to expense reductions	1.26%	1.31%	1.28%	1.25%	1.09%

Ratio of net investment income (loss) to average net assets	0.14%	0.18%	0.23%	0.33%	0.26%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

234	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.99	$9.85	$8.47	$8.63	$10.22

Income from investment operations:

Net investment income (loss)(a)	0.10	0.09	0.10	0.09	0.10

Net realized and unrealized gain (loss)	0.37	(0.35)	1.35	(0.14)	0.06

Total from investment operations	0.47	(0.26)	1.45	(0.05)	0.16

Distributions:

Dividends from net investment income	(0.07)	(0.03)	(0.01)	—	(0.04)

Dividends from net realized gains	(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Total distributions*	(0.95)	(0.60)	(0.07)	(0.11)	(1.75)

Net asset value, end of year	$8.51	$8.99	$9.85	$8.47	$8.63

Ratios and supplemental data:

Total return(b)	6.67%	(2.91% )	17.16%	(0.59% )	2.02%

Net assets, end of year (000)	$83,069	$63,069	$78,196	$84,648	$111,615

Ratio of net expenses to average net assets	1.49%	1.50%	1.54%	1.46%	1.49%

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.50%	1.54%	1.46%	1.49%

Ratio of net investment income (loss) to average net assets	1.20%	0.93%	1.16%	1.09%	1.18%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	68.8%	75.0%	100.2%	58.0%	54.7%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	235

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.98	$8.84	$7.65	$7.87	$9.50

Income from investment operations:

Net investment income (loss)(a)	0.04	0.02	0.04	0.03	0.03

Net realized and unrealized gain (loss)	0.31	(0.31)	1.21	(0.14)	0.05

Total from investment operations	0.35	(0.29)	1.25	(0.11)	0.08

Distributions:

Dividends from net investment income	—	—	—	—	—

Dividends from net realized gains	(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Total distributions*	(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Net asset value, end of year	$7.45	$7.98	$8.84	$7.65	$7.87

Ratios and supplemental data:

Total return(b)	5.87%	(3.61% )	16.41%	(1.42% )	1.19%

Net assets, end of year (000)	$14,742	$54,425	$70,210	$90,640	$119,620

Ratio of net expenses to average net assets	2.28%	2.25%	2.29%	2.21%	2.24%

Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.25%	2.29%	2.21%	2.24%

Ratio of net investment income (loss) to average net assets	0.50%	0.18%	0.44%	0.34%	0.43%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.25	$10.11	$8.70	$8.84	$10.43

Income from investment operations:

Net investment income (loss)(a)	0.13	0.12	0.13	0.11	0.13

Net realized and unrealized gain (loss)	0.38	(0.36)	1.38	(0.14)	0.05

Total from investment operations	0.51	(0.24)	1.51	(0.03)	0.18

Distributions:

Dividends from net investment income	(0.09)	(0.05)	(0.04)	—	(0.06)

Dividends from net realized gains	(0.88)	(0.57)	(0.06)	(0.11)	(1.71)

Total distributions*	(0.97)	(0.62)	(0.10)	(0.11)	(1.77)

Net asset value, end of year	$8.79	$9.25	$10.11	$8.70	$8.84

Ratios and supplemental data:

Total return(b)	6.95%	(2.65% )	17.51%	(0.35% )	2.23%

Net assets, end of year (000)	$53,594	$72,843	$73,361	$124,175	$146,241

Ratio of net expenses to average net assets	1.25%	1.25%	1.29%	1.21%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.25%	1.29%	1.21%	1.24%

Ratio of net investment income (loss) to average net assets	1.47%	1.18%	1.43%	1.34%	1.43%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

236	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.81	$10.39	$10.54	$10.51	$10.70

Income from investment operations:

Net investment income (loss)(a)	0.27	0.25	0.22	0.24	0.26

Net realized and unrealized gain (loss)	0.72	(0.49)	(0.13)	0.20	(0.05)

Total from investment operations	0.99	(0.24)	0.09	0.44	0.21

Distributions:

Dividends from net investment income	(0.27)	(0.26)	(0.23)	(0.28)	(0.28)

Dividends from net realized gains	—	(0.05)	(0.01)	(0.13)	(0.12)

Return of capital	—	(0.03)	—	—	—

Total distributions*	(0.27)	(0.34)	(0.24)	(0.41)	(0.40)

Net asset value, end of year	$10.53	$9.81	$10.39	$10.54	$10.51

Ratios and supplemental data:

Total return(b)	10.24%	(2.30% )	0.92%	4.35%	2.04%

Net assets, end of year (000)	$22,565	$17,109	$21,707	$57,339	$51,462

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.88%	0.90%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.05%	1.14%	1.07%	1.13%

Ratio of net investment income (loss) to average net assets	2.67%	2.44%	2.14%	2.25%	2.49%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	63.8%	64.3%	79.1%	54.0%	80.0%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	237

Calamos Total Return Bond Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.81	$10.39	$10.54	$10.51	$10.70

Income from investment operations:

Net investment income (loss)(a)	0.20	0.17	0.14	0.16	0.18

Net realized and unrealized gain (loss)	0.72	(0.48)	(0.12)	0.20	(0.05)

Total from investment operations	0.92	(0.31)	0.02	0.36	0.13

Distributions:

Dividends from net investment income	(0.20)	(0.20)	(0.16)	(0.20)	(0.20)

Dividends from net realized gains	—	(0.05)	(0.01)	(0.13)	(0.12)

Return of capital	—	(0.02)	—	—	—

Total distributions*	(0.20)	(0.27)	(0.17)	(0.33)	(0.32)

Net asset value, end of year	$10.53	$9.81	$10.39	$10.54	$10.51

Ratios and supplemental data:

Total return(b)	9.42%	(3.03% )	0.17%	3.57%	1.28%

Net assets, end of year (000)	$2,929	$6,413	$9,334	$16,340	$15,898

Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.63%	1.65%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.80%	1.89%	1.82%	1.88%

Ratio of net investment income (loss) to average net assets	1.98%	1.69%	1.38%	1.51%	1.74%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.81	$10.39	$10.54	$10.51	$10.70

Income from investment operations:

Net investment income (loss)(a)	0.30	0.27	0.24	0.26	0.29

Net realized and unrealized gain (loss)	0.73	(0.48)	(0.12)	0.21	(0.05)

Total from investment operations	1.03	(0.21)	0.12	0.47	0.24

Distributions:

Dividends from net investment income	(0.30)	(0.29)	(0.26)	(0.31)	(0.31)

Dividends from net realized gains	—	(0.05)	(0.01)	(0.13)	(0.12)

Return of capital	—	(0.03)	—	—	—

Total distributions*	(0.30)	(0.37)	(0.27)	(0.44)	(0.43)

Net asset value, end of year	$10.54	$9.81	$10.39	$10.54	$10.51

Ratios and supplemental data:

Total return(b)	10.62%	(2.06% )	1.18%	4.60%	2.30%

Net assets, end of year (000)	$35,570	$32,888	$40,290	$22,067	$16,561

Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.63%	0.65%

Ratio of gross expenses to average net assets prior to expense reductions	0.84%	0.80%	0.90%	0.82%	0.88%

Ratio of net investment income (loss) to average net assets	2.92%	2.69%	2.32%	2.49%	2.73%

*	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

238	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.37	$8.87	$8.62	$8.63	$9.65

Income from investment operations:

Net investment income (loss)(a)	0.48	0.47	0.40	0.40	0.43

Net realized and unrealized gain (loss)	(0.01)	(0.45)	0.26	0.03	(0.74)

Total from investment operations	0.47	0.02	0.66	0.43	(0.31)

Distributions:

Dividends from net investment income	(0.50)	(0.52)	(0.41)	(0.44)	(0.47)

Dividends from net realized gains	—	—	—	—	(0.24)

Return of capital	—	—	—	—	(0.00)*

Total distributions**	(0.50)	(0.52)	(0.41)	(0.44)	(0.71)

Net asset value, end of year	$8.34	$8.37	$8.87	$8.62	$8.63

Ratios and supplemental data:

Total return(b)	5.85%	0.25%	7.82%	5.26%	(3.25% )

Net assets, end of year (000)	$35,124	$32,282	$36,351	$41,046	$71,513

Ratio of net expenses to average net assets	1.00%	1.00%	1.29%	1.33%	1.28%

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.46%	1.43%	1.33%	1.28%

Ratio of net investment income (loss) to average net assets	5.71%	5.41%	4.57%	4.81%	4.73%

	Year Ended October 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate	45.6%	55.5%	93.1%	44.4%	65.3%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	239

Calamos High Income Opportunities Fund    Financial Highlights

	CLASS C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.82	$9.31	$9.03	$9.03	$10.06

Income from investment operations:

Net investment income (loss)(a)	0.45	0.42	0.35	0.36	0.38

Net realized and unrealized gain (loss)	(0.02)	(0.46)	0.27	0.01	(0.78)

Total from investment operations	0.43	(0.04)	0.62	0.37	(0.40)

Distributions:

Dividends from net investment income	(0.43)	(0.45)	(0.34)	(0.37)	(0.39)

Dividends from net realized gains	—	—	—	—	(0.24)

Return of capital	—	—	—	—	(0.00)*

Total distributions**	(0.43)	(0.45)	(0.34)	(0.37)	(0.63)

Net asset value, end of year	$8.82	$8.82	$9.31	$9.03	$9.03

Ratios and supplemental data:

Total return(b)	5.04%	(0.42% )	6.97%	4.35%	(3.94% )

Net assets, end of year (000)	$1,887	$9,772	$13,286	$17,479	$21,149

Ratio of net expenses to average net assets	1.75%	1.75%	2.05%	2.08%	2.04%

Ratio of gross expenses to average net assets prior to expense reductions	2.08%	2.22%	2.18%	2.08%	2.04%

Ratio of net investment income (loss) to average net assets	5.16%	4.66%	3.80%	4.07%	3.98%

	CLASS I
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.37	$8.86	$8.61	$8.63	$9.65

Income from investment operations:

Net investment income (loss)(a)	0.50	0.49	0.43	0.42	0.45

Net realized and unrealized gain (loss)	(0.01)	(0.44)	0.25	0.02	(0.74)

Total from investment operations	0.49	0.05	0.68	0.44	(0.29)

Distributions:

Dividends from net investment income	(0.52)	(0.54)	(0.43)	(0.46)	(0.49)

Dividends from net realized gains	—	—	—	—	(0.24)

Return of capital	—	—	—	—	(0.00)*

Total distributions**	(0.52)	(0.54)	(0.43)	(0.46)	(0.73)

Net asset value, end of year	$8.34	$8.37	$8.86	$8.61	$8.63

Ratios and supplemental data:

Total return(b)	6.11%	0.62%	8.09%	5.41%	(3.00% )

Net assets, end of year (000)	$7,003	$7,706	$10,026	$15,183	$17,452

Ratio of net expenses to average net assets	0.75%	0.75%	1.02%	1.08%	1.04%

Ratio of gross expenses to average net assets prior to expense reductions	0.99%	1.21%	1.18%	1.08%	1.04%

Ratio of net investment income (loss) to average net assets	5.97%	5.65%	4.84%	5.07%	4.98%

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

240	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,	September 19, 2018• through October 31,
	2019	2018

Net asset value, beginning of year	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.25	0.03

Net realized and unrealized gain (loss)	0.23	(0.02)

Total from investment operations	0.48	0.01

Distributions:

Dividends from net investment income	(0.26)	(0.03)

Dividends from net realized gains	— *	—

Total distributions**	(0.26)	(0.03)

Net asset value, end of year	$10.20	$9.98

Ratios and supplemental data:

Total return(b)	4.84%	0.12%

Net assets, end of year (000)	$601	$25

Ratio of net expenses to average net assets	0.65%	0.66%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.74%	48.01%	(c)

Ratio of net investment income (loss) to average net assets	2.47%	2.55%	(c)

	Year Ended October 31,	September 19, 2018• through October 31,
	2019	2018

Portfolio turnover rate	132.0%	3.3%

•	Commencement of operations.

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	241

Calamos Short-Term Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,	September 19, 2018• through October 31,
	2019	2018

Net asset value, beginning of year	$9.98	$10.00

Income from investment operations:

Net investment income (loss)(a)	0.28	0.04

Net realized and unrealized gain (loss)	0.22	(0.02)

Total from investment operations	0.50	0.02

Distributions:

Dividends from net investment income	(0.28)	(0.04)

Dividends from net realized gains	— *	—

Total distributions**	(0.28)	(0.04)

Net asset value, end of year	$10.20	$9.98

Ratios and supplemental data:

Total return(b)	5.09%	0.16%

Net assets, end of year (000)	$217,552	$15,118

Ratio of net expenses to average net assets	0.40%	0.42%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.47%	2.13%	(c)

Ratio of net investment income (loss) to average net assets	2.73%	3.22%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

**	Distribution for annual periods determined in accordance with federal income tax regulations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)

Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

242	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Investment Trust comprising the Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund (formerly known as “Frontier Timpani Small Cap Growth Fund”), and Calamos Timpani SMID Growth Fund (the “Funds”), including the schedules of investments, as of October 31, 2019; the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Calamos Investment Trust as of October 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Calamos Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018.	For the years ended October 31, 2019, October 31, 2018, October 31, 2017, October 31, 2016 and, October 31, 2015

Calamos Hedged Equity Fund Calamos Global Convertible Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, and 2016 and the period from December 31, 2014 (commencement of operations) through October 31, 2015

Calamos Phineus Long/Short Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, and 2017, and the period from April 5, 2016 (commencement of operations) through October 31, 2016

Calamos Short-Term Bond Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the year ended October 31, 2019 and for the period from September 19, 2018 (commencement of operations) through October 31, 2018

Calamos Timpani Small Cap Growth Fund	For the period from May 31, 2019 (commencement of operations) through October 31, 2019

Calamos Timpani SMID Growth Fund	For the period from July 31, 2019 (commencement of operations) through October 31, 2019

Frontier Timpani Small Cap Growth Fund	For the period from July 1, 2018 through May 31, 2019

The statement of changes in net assets for the year ended June 30, 2018 and the financial highlights for the year ended June 30, 2018, 2017, 2016, and 2015 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material

www.calamos.com	243

Report of Independent Registered Public Accounting Firm

misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2019

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

244	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 9, 2019, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2020, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services.  The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds’ performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2019, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2019 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund underperformed its custom Category median for all periods. The Board noted, however, the recent changes to the Fund’s management team and portfolio positioning, including its appointment of a new lead portfolio manager in February 2017 and the adoption of a new primary benchmark index in October 2018. To this end, the

www.calamos.com	245

Trustee Approval of Management Agreement    (Unaudited)

Board noted that the recent changes have yielded improving performance with the Fund ranked in the 41st percentile for the year-to-date period ended June 30, 2019. The Board further noted that the Fund also has outperformed its benchmark by approximately 200 basis points for the year-to-date period ended June 30, 2019. In light of the foregoing, the Board concluded that it would be prudent to allow the investment team time to further develop its performance record and noted that it would continue to closely monitor performance.

Calamos Opportunistic Value Fund.  The Board considered that the Fund outperformed its custom Category median for the one- and three-year periods, though it underperformed for the other periods.

Calamos Dividend Growth Fund.  The Board considered that the Fund outperformed its custom Category median for the one- and three-year periods, though it underperformed for the five-year period.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Category median for the ten-year period, though it underperformed for the other periods. The Board also noted, however, that the Fund ranked in the 21st percentile of its Category for the year-to-date period ended June 30, 2019. The Board further noted that, as of June 30, 2019, the Fund ranked in the 8th percentile since inception.

Calamos Evolving World Growth Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Fund ranked in 21st percentile since inception and in the 26th percentile for the year-to-date period ended June 30, 2019.

Calamos Emerging Market Equity Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, at the Board’s request, the Adviser has considered strategic alternatives for the Fund. In this regard, the Board noted the Adviser’s proposal to liquidate the Fund.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Category median for the three-, five- and ten-year periods, though it underperformed for the one-year period. The Board also noted, however, that the Fund ranked in the 14th percentile of its Category for the year-to-date period ended June 30, 2019.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its custom Category median for the three- and five-year periods, though it underperformed for the other periods.

Calamos Convertible Fund.  The Board considered that the Fund outperformed its Category median for the one- and three-year periods, though it underperformed for the other periods.

Calamos Global Convertible Fund.  The Board considered that, while the Fund underperformed its Category median for the one- and three-year periods, it outperformed its benchmark index for the three-year period and was within six basis points of its benchmark for the one-year period. The Board also noted the Adviser’s representation that the Fund is the only U.S.-based convertible fund with a global mandate in its Category. As a result, the Adviser has indicated that the benchmark is a better comparative source than the Category. As a result, the Board considered the Fund’s similarity to the UCITS fund managed by the Adviser noting that the UCITs fund, when compared to its peers, ranked in the 13th and 6th percentile for the one- and three-year periods ended April 30, 2019, respectively.

Calamos Total Return Bond Fund.  The Board considered that the Fund outperformed its Category median for the one- and five-year periods, though it underperformed for the other periods.

Calamos High Income Opportunities Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed for the other periods. The Board noted that the Fund ranked in the 14th percentile for the year-to-date period ended June 30, 2019. The Board also considered that the Adviser had recently made significant changes to the Fund’s portfolio management team, including the hiring of a lead portfolio manager in November 2016 and four additional investment professionals in 2017. To this end, the Board noted that the changes to the investment team had yielded favorable performance evidenced by the outperformance in the one-year period ended March 31, 2019 and year-to-date period ended June 30, 2019. The Board considered that it would be prudent to allow the Fund’s investment team time to further develop its long-term performance record.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund outperformed its Category median for all periods.

246	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Phineus Long/Short Fund.  The Board considered that the Fund outperformed its Category median for the three-, five- and ten-year periods, though it underperformed for the one-year period.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by an independent third-party service provider, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser no longer manages sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Adviser continues to invest resources in the Fund to address performance and that those investments appear to be yielding positive outcomes.

Calamos Opportunistic Value Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board noted, however, that the Fund’s total expense ratio is within one basis point of the Expense Group median.

Calamos Dividend Growth Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group, though the Fund’s total expense ratio is higher than its Expense Group median.

Calamos International Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance.

Calamos Evolving World Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Adviser continues to invest resources in the Fund to address performance.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s proposal to liquidate the Fund.

Calamos Global Equity Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund’s expenses in light of its long-term performance record.

www.calamos.com	247

Trustee Approval of Management Agreement    (Unaudited)

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its outperformance during the three- and five-year periods.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its more recent performance record.

Calamos Global Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board also considered, however, that the Fund offers a unique mandate and the Adviser’s assertion that, as a result, there are no appropriate peer funds against which to meaningfully compare the Fund’s fees. The Board reviewed the Fund’s expenses in light of its performance record against its benchmark.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group.

Calamos High Income Opportunities Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group and the Fund’s total expense ratio is equal to the Expense Group median.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund’s total expense ratio is lower than its Expense Group median and the Fund’s management fee rate is within two basis points of its Expense Group median.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

Economies of Scale.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund’s expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

Calamos Timpani Small Cap Growth Fund.  The Board of Trustees (“Board” or the “Trustees”) of Calamos Investment Trust (“Trust”), on behalf of its new series, Calamos Timpani Small Cap Growth Fund (the “New Fund”), oversees the management of the New Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the New Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and provides

248	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

certain administrative services for the New Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the initial approval of the management agreement for the New Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on March 12, 2019, the Trustees determined, based on their evaluation of the information referred to above, and other information, that the overall arrangements between the New Fund and the Adviser were fair in light of the nature, quality and extent of the services to be provided by the Adviser and its affiliates, the proposed fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund through March 12, 2021, subject to possible earlier termination as provided in the management agreement.

In connection with its consideration of the management agreement with respect to the New Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services to be provided, (ii) the investment performance of the New Fund’s predecessor fund, Frontier Timpani Small Cap Growth Fund (the “Predecessor Fund”), as well as performance information for comparable funds, (iii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iv) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (v) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund’s investors; and (vi) other benefits to the Adviser from its relationship with the New Fund. The Board also considered the Adviser’s planned acquisition of Timpani Capital Management LLC (“Timpani”) and the corresponding proposed reorganization of the Predecessor Fund into the New Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services.  The Board’s consideration of the nature, quality and extent of the Adviser’s services to be provided to the New Fund took into account the knowledge that may be gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; the consistency of the Adviser’s investment approach; the Adviser’s planned acquisition of Timpani; and the background and experience of Timpani’s investment personnel that have been responsible for managing the Predecessor Fund and that will be responsible for managing the New Fund upon closing of the Reorganization; and the Adviser’s provision of administrative services for the other Funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed Timpani’s and the Adviser’s resources and key personnel expected to be involved in providing investment management services to the New Fund, including the expertise of the New Fund’s portfolio manager and his experience in managing the Predecessor Fund. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services to be provided under the management agreement with the Adviser.

Investment Performance of the New Fund.  Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund, though it did consider the portfolio manager’s historical performance record for the Predecessor Fund.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by an independent third-party service provider, the Board evaluated the New Fund’s proposed management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the New Fund’s “Expense Group”) and estimated total expense ratio compared to the median total expense ratio of the Fund’s Expense Group. The Board considered that the New Fund’s estimated total net expense ratio is lower than the median of the New Fund’s Expense Group. The Board also considered that the proposed net management fee rate (taking into account the expense reimbursement the Adviser would implement for the New Fund) is lower than the median of the New Fund’s Expense Group, though the proposed gross contractual management fee rate is approximately one basis point higher than the median of the New Fund’s Expense Group. In light of all the information presented, the Board concluded that it would be in the best interest of the New Fund and its shareholders to approve the management agreement.

www.calamos.com	249

Trustee Approval of Management Agreement    (Unaudited)

Economies of Scale.  The Board considered whether the New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund’s assets increase. The Board also considered the Adviser’s agreement to reimburse the New Fund for a portion of its expenses if the New Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability.  The Board considered information on the anticipated profitability of the Adviser in serving as the New Fund’s investment manager and of the Adviser and its affiliates in their relationships with the New Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds in the Calamos fund complex and the Adviser’s other business units.

Other Benefits Derived from the Relationship with the New Fund.  The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the New Fund in ways other than the proposed fees payable by the New Fund, the New Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to its agreement with the New Fund and the proposed fees payable by the New Fund.

The Board also considered the Adviser’s proposed use of a portion of the commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser and concluded, based on reports from the New Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust’s management agreement with the Adviser to add the New Fund was in the best interest of the New Fund and its shareholders.

Calamos Timpani SMID Growth Fund.   The Board of Trustees (“Board” or the “Trustees”) of Calamos Investment Trust (“Trust”), on behalf of its new series, Calamos Timpani SMID Growth Fund (the “New Fund”), oversees the management of the New Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the New Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and provides certain administrative services for the New Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the initial approval of the management agreement for the New Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 9, 2019, the Trustees determined, based on their evaluation of the information referred to above, and other information, that the overall arrangements between the New Fund and the Adviser were fair in light of the nature, quality and extent of the services to be provided by the Adviser and its affiliates, the proposed fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund through July 9, 2021, subject to possible earlier termination as provided in the management agreement.

In connection with its consideration of the management agreement with respect to the New Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services to be provided, (ii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund’s investors; and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

250	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Nature, Quality and Extent of Services.  The Board’s consideration of the nature, quality and extent of the Adviser’s services to be provided to the New Fund took into account the knowledge that may be gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; the consistency of the Adviser’s investment approach; the Adviser’s recent acquisition of Timpani Capital Management LLC (“Timpani”); and the background and experience of Timpani’s investment personnel (who are now employees of the Adviser) that will be responsible for managing the New Fund; and the Adviser’s provision of administrative services for the other Funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel expected to be involved in providing investment management services to the New Fund. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services to be provided under the management agreement with the Adviser.

Investment Performance of the New Fund.  Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by an independent third-party service provider, the Board evaluated the New Fund’s proposed management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the “Expense Group”) and estimated total expense ratio compared to the median total expense ratio of the Expense Group. The Board considered that the Fund’s estimated total net expense ratio and proposed management fee rate are both higher than the respective medians of the Expense Group. The Board also took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the contractual expense cap, the Fund’s Class I total annual expenses are capped at 1.10% through March 1, 2022. The Board also noted the Adviser’s assertion that due to the lack of research coverage in the small- and mid-capitalization space, the Fund’s investment mandate is less efficient and more complicated than a pure small-, mid- or large-cap fund, which, in turn, makes it more expensive to run. Lastly, the Board considered the Adviser’s confidence in the Fund’s investment team to deliver favorable performance and scale given its track record with other funds that it manages. In light of all the information presented, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the management agreement.

Economies of Scale.  The Board considered whether the New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund’s assets increase. The Board also considered the Adviser’s agreement to reimburse the New Fund for a portion of its expenses if the New Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability.  The Board considered information on the anticipated profitability of the Adviser in serving as the New Fund’s investment manager and of the Adviser and its affiliates in their relationships with the New Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds in the Calamos fund complex and the Adviser’s other business units.

Other Benefits Derived from the Relationship with the New Fund.  The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the New Fund in ways other than the proposed fees payable by the New Fund, the New Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to its agreement with the New Fund and the proposed fees payable by the New Fund.

The Board also considered the Adviser’s proposed use of a portion of the commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser and concluded, based on reports from the New Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust’s management agreement with the Adviser to add the New Fund was in the best interest of the New Fund and its shareholders.

www.calamos.com	251

Trustees and Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:

John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	25	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Trust:

John E. Neal, (1950)	Trustee (since 2001) Lead Independent Trustee (since July 2019)	25	Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	25	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since January 2018); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (2005-July 2019)	25	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	25	Private investor; Trustee, Century Capital Management Trust (open-end mutual funds) (2004-2018)***

Virginia G. Breen, (1964)	Trustee (since 2015)	25	Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

252	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Lloyd A. Wennlund, (1957)	Trustee (since 2018)	25	Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*	Mr. Calamos, Sr. is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 163 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing five portfolios in fund complex.
*****	Overseeing five portfolios in fund complex.
^

The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	253

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017) and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Dave Vanisko, (1968)	Treasurer (since August 2019)	Head of Fund Administration (since August 2019), Calamos Advisors; prior thereto Assistant Controller (2003-August 2019)

Robert F. Behan, (1964)	Vice President (since 2013)	President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of U.S. Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

254	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2020, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2019:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
$123,320,794	$2,507,353	$8,774,837	$52,484,924

GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
$2,821,821	$90,869	$183,241,565	$111,810,729

DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	GLOBAL EQUITY FUND
$1,542,903	$5,732,033	$23,806,913	$19,728,912

GLOBAL GROWTH AND INCOME FUND
$16,447,349

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2019:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
$85,813,264	$3,141,749	$16,359,295	$4,617,132

GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND
$729,365	$19,784	$2,769	$15,991,348

GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND
$30,947,637	$355,966	$860,329	$2,998,251

EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	HIGH INCOME OPPORTUNITIES FUND
$2,707,079	$946,958	$1,873,515	$91,582

SHORT-TERM BOND FUND
$652

www.calamos.com	255

Tax Information    (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2019:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
30%	100%	45%	24%

GLOBAL CONVERTIBLE FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
16%	0%	17%	81%

DIVIDEND GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
100%	37%	0%	21%

GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
41%	30%	3%	0%

At October 31, 2019, more than 50% of each of International Growth Fund and Evolving World Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2019 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

256	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2019.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bank Global Fund Services

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2019

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2018	10/31/2019
Audit Fees (a)	$384,000	$441,000
Audit-Related Fees (b)	$127,800	$160,500
Tax Fees (c)	$—	$615,586
All Other Fees (d)	$—	$—

Total	$511,800	$1,217,086

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2018	10/31/2019
Registrant	$—	$615,586
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(3) Not applicable.

(a)(4) Change in the registrant’s independent registered public accounting firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 27, 2019

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 27, 2019

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 27, 2019